PRELIMINARY COPY

                                 AMENDMENT NO. 2
                                       TO
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a party other than the Registrant [_]

Check the appropriate box:

[x]  Preliminary proxy statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive proxy statement

[_]  Definitive additional materials

[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            THE KROLL-O'GARA COMPANY
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

        ________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |_|No fee required.

     |_|Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forward the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

     |X|Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                                                PRELIMINARY COPY
                            THE KROLL-O'GARA COMPANY
                                     [LOGO]

                         SPECIAL MEETING OF SHAREHOLDERS
                  MERGERS PROPOSED--YOUR VOTE IS VERY IMPORTANT

     The Kroll-O'Gara Company has signed a merger agreement providing for two mergers: a reorganization merger and a recapitalization merger. If both of the mergers are completed, each share of Kroll-O'Gara common stock owned before the mergers will be exchanged for $18 in cash, except for some shares held by the undersigned and some other members of management which will be retained, some shares held by the undersigned and American International Group, Inc. which will be exchanged for shares of preferred stock of Kroll-O'Gara Holdings, Inc., the new holding company of Kroll-O'Gara, and shares held by dissenting holders.

     Kroll-O'Gara Holdings, Inc. is currently a wholly owned subsidiary of Kroll-O'Gara. As a result of the reorganization merger, Kroll-O'Gara will become an indirect, wholly owned subsidiary of Kroll-O'Gara Holdings. As a result of the recapitalization merger, up to approximately 92.3% of Kroll-O'Gara Holdings will be owned by a subsidiary of Blackstone Capital Partners III Merchant Banking Fund L.P. and its affiliates and not less than approximately 7.7% will be owned by the undersigned and other members of management of Kroll-O'Gara.

     Before we can complete these transactions, Kroll-O'Gara shareholders must adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement. The affirmative vote of shareholders entitled to exercise a majority of the voting power of Kroll-O'Gara is required to adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement.

     Your vote is very important. Whether or not you plan to attend the special meeting of shareholders, please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your proxy card without indicating how you want to vote, we will vote your proxy in favor of the adoption of the merger agreement and the approval of the mergers and the transactions contemplated by the merger agreement. If you fail to return your card, unless you appear in person at the special meeting, the effect may be that a quorum will not be present at the special meeting and no business will be able to be conducted.

     The date, time and place of the special meeting are as follows:

                                  ______, 2000
                              ___ _.m. (local time)
                                    [address]

     This proxy statement provides you with detailed information about the proposed mergers. You may also obtain information about Kroll-O'Gara from documents filed with the Securities and Exchange Commission. We encourage you to read this entire document, including the appendices, completely and carefully.

     After careful consideration, a special committee of your board of directors and your board of directors have determined that the mergers are fair to and in the best interests of Kroll-O'Gara and the unaffiliated Kroll-O'Gara shareholders. Your board of directors has approved the merger agreement, the reorganization merger and the recapitalization merger, and it recommends that you vote "FOR" adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement at the special meeting.

     This proxy statement is dated _______, 2000 and is first being mailed to shareholders on or about _________, 2000.


                                   Sincerely,


                                   JULES B. KROLL
                                   Chairman and Chief Executive Officer


New York, New York
_______, 2000



     We have not authorized anyone to give any information or make any representation about the mergers, Kroll-O'Gara or Kroll-O'Gara Holdings that differs from or adds to the information in this proxy statement or in our documents that are publicly filed with the Securities and Exchange Commission. Therefore, if anyone does give you different or additional information, you should not rely on it.

     The information contained in this proxy statement speaks only as of its date unless the information specifically indicates that another date applies.

     As allowed by the rules of the Securities and Exchange Commission, this proxy statement incorporates important business and financial information about Kroll-O'Gara that is not included in or delivered with the proxy statement. This information is available to Kroll-O'Gara shareholders without charge upon written request to Abram S. Gordon, The Kroll-O'Gara Company, 9113 LeSaint Drive, Fairfield, Ohio 45014. Telephone requests may be directed to Louise Lafayette at (513) 881-5447. To obtain timely delivery, shareholders must request this information no later than ______, 2000.

                            THE KROLL-O'GARA COMPANY
                               9113 LeSaint Drive
                              Fairfield, Ohio 45014

                                      -----

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON ______, 2000

                                      -----

To the Shareholders of The Kroll-O'Gara Company:

     Notice is hereby given that a special meeting of shareholders of The Kroll-O'Gara Company, an Ohio corporation, will be held at ___ _.m., local time, on _____, 2000, at [address], to consider and vote upon the following:

     1.   a proposal to:

          a. adopt the Agreement and Plan of Mergers, dated as of November 15, 1999, among The Kroll-O'Gara Company, Kroll-O'Gara Holdings, Inc., KER Acquisition, Inc. and BCP/KROG Merger Corp., which, among other matters, provides for the reorganization merger of Kroll-O'Gara with KER Acquisition in which Kroll-O'Gara will become an indirect wholly owned subsidiary of Kroll-O'Gara Holdings, a Delaware corporation that is currently a wholly owned subsidiary of Kroll-O'Gara. The closing of the reorganization merger is a condition to the closing of the recapitalization merger in which BCP/KROG Merger Corp., an indirect wholly owned subsidiary of Blackstone Capital Partners III Merchant Banking Fund L.P. and its affiliates, will be merged into Kroll-O'Gara Holdings; and

          b. approve the mergers and the transactions contemplated by the merger agreement; and

     2. the transaction of any other business that may properly come before the special meeting or any adjournment or postponement of the special meeting.

     A copy of the merger agreement is attached as Appendix A to the proxy statement accompanying this notice. Please review the proxy statement accompanying this notice for more complete information regarding the merger proposal.

     Only shareholders of record at the close of business on ____, 2000 are entitled to notice of and to vote at the special meeting or any adjournment or postponement of the special meeting. The affirmative vote of shareholders entitled to exercise a majority of the voting power of Kroll-O'Gara is required to adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement.

     All shareholders are cordially invited to attend the special meeting. To ensure your representation at the special meeting, please complete and promptly mail your proxy in the return envelope enclosed. This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs. Your proxy may be revoked at any time before it is voted. A return envelope is included for your convenience. If your shares are held in "street name" by your broker or other nominee, only that holder can vote your shares. You should follow the directions provided by your broker or nominee regarding how to instruct them to vote your shares.

     After careful consideration, a special committee of your board of directors and your board of directors have determined that the mergers are fair to and in the best interests of Kroll-O'Gara and its unaffiliated shareholders. Your board of directors has approved the merger agreement, the reorganization merger and the recapitalization merger, and it recommends that you vote "FOR" adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement at the special meeting.

                                     By Order of the Board of Directors

                                     JULES B. KROLL
                                     Chairman and Chief Executive Officer
New York, New York
_______, 2000

                                    IMPORTANT

     Please mark, sign, date and return your proxy promptly, whether or not you plan to attend the special meeting.
           If you use the enclosed envelope addressed to Kroll-O'Gara, no postage is required.

                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----

Questions and Answers About the Mergers.......................................................................1
Diagram of the Structure of the Proposed Mergers...............................................................
Summary........................................................................................................
     The Companies.............................................................................................
     The Special Meeting.......................................................................................
     The Mergers...............................................................................................
     What You Will Receive in the Mergers......................................................................
     Sources and Uses of Funds.................................................................................
     Material Federal Income Tax Consequences..................................................................
     Conditions to Completion of the Mergers...................................................................
     Termination of the Merger Agreement.......................................................................
     Termination Fees and Expenses.............................................................................
     Recommendations to Shareholders...........................................................................
     Opinion of Financial Advisor..............................................................................
     Procedural and Substantive Fairness.......................................................................
     Shareholder Vote Required.................................................................................
     Percentage of Shares Held by Directors and Executive Officers.............................................
     Interests of Certain Persons; Conflicts of Interest.......................................................
     Dissenter's and Appraisal Rights..........................................................................
     Comparison of Rights of Kroll-O'Gara Common Stock and Kroll-O'Gara Holdings
        Common Stock...........................................................................................
     Forward-Looking Statements................................................................................
Special Factors................................................................................................
     Background of the Mergers.................................................................................
     Purpose and Structure of the Mergers......................................................................
     Effects of the Mergers....................................................................................
     Reasons for the Mergers; Recommendations to Shareholders..................................................
     Fairness of the Mergers...................................................................................
     Opinion of Financial Advisor..............................................................................
     Interests of Certain Persons; Conflicts of Interest.......................................................
     Operations of Kroll-O'Gara Holdings After the Mergers.....................................................
     Delisting and Deregistration..............................................................................
     Accounting Treatment......................................................................................
     Material Federal Income Tax Consequences..................................................................
The Mergers....................................................................................................
     Merger Consideration......................................................................................
     Conversion of Shares; Procedures for Exchange.............................................................
     Governmental and Regulatory Approvals.....................................................................
     Dissenter's and Appraisal Rights..........................................................................
     Treatment of Options......................................................................................
     Board of Directors and Executive Officers of Kroll-O'Gara Holdings Following
       the Mergers.............................................................................................
     Other Information Regarding Directors and Executive Officers of Kroll-O'Gara..............................


     Merger Financing..........................................................................................
Selected Historical and Unaudited Pro Forma Condensed Consolidated
     Financial Information.....................................................................................
The Special Meeting............................................................................................
     Date, Time and Place of Special Meeting...................................................................
     Purpose of the Special Meeting............................................................................
     Recommendation of the Kroll-O'Gara Board and the Special Committee........................................
     Solicitation of Proxies...................................................................................
     Record Date; Quorum; Voting Rights; Proxies...............................................................
     Independent Public Accountants............................................................................
     Other Information.........................................................................................
Market Price and Dividend Information..........................................................................
Unaudited Pro Forma Condensed Consolidated Financial Information...............................................
The Merger Agreement...........................................................................................
     The Mergers...............................................................................................
     Closing of the Mergers; Effective Time of the Mergers; Surviving Corporations.............................
     Representations and Warranties............................................................................
     Conduct of Business.......................................................................................
     No Solicitation...........................................................................................
     Employee Benefits.........................................................................................
     Access to Information.....................................................................................
     Cooperation and Commercially Reasonable Efforts...........................................................
     Indemnification and Insurance.............................................................................
     Conditions to the Consummation of the Mergers.............................................................
     Termination...............................................................................................
     Termination Fees and Expenses.............................................................................
     Amendment and Waiver......................................................................................
The Voting, Sale and Retention Agreement.......................................................................
The Stockholders' Agreement....................................................................................
Comparison of the Rights of Holders of Kroll-O'Gara Common Stock and Kroll-O'Gara
     Holdings Common Stock.....................................................................................
Pending Litigation Relating to the Mergers.....................................................................
Information About Kroll-O'Gara, Kroll-O'Gara Holdings, Kroll Finance, KER Acquisition,
     Jules B. Kroll, Michael G. Cherkasky and Michael J. Lennon................................................
Security Ownership of Five Percent Beneficial Owners and Management............................................
Description of Kroll-O'Gara Holdings Capital Stock.............................................................
Transactions in Kroll-O'Gara Common Stock......................................................................
Information About Blackstone, BCP/KROG Acquisition Company and BCP/KROG........................................
Where You Can Find More Information............................................................................
Shareholder Proposals..........................................................................................
Other Matters..................................................................................................

APPENDICES

Appendix A--Agreement and Plan of Mergers
Appendix B--Opinion of Bear, Stearns & Co. Inc.
Appendix C-1--Dissenter's Rights Provisions under the Ohio General Corporation
              Law
Appendix C-2--Appraisal Rights Provisions under the Delaware General
              Corporation Law
Appendix D--Voting, Sale and Retention Agreement
Appendix E--Form of Amended and Restated Certificate of Incorporation of
              Kroll-O'Gara Holdings
Appendix F--Form of Amended and Restated By-Laws of Kroll-O'Gara Holdings Appendix G--Form of Stockholders' Agreement

                     QUESTIONS AND ANSWERS ABOUT THE MERGERS

     Q: Why am I receiving these materials?

     A: The board of directors of The Kroll-O'Gara Company is providing these proxy materials to give you information to determine how to vote at a special meeting of Kroll-O'Gara shareholders regarding the merger agreement and the mergers. The special meeting will take place on ____, 2000 at _____________.

     Q: What will be voted on at the special meeting?

     A: There will be a vote on whether to adopt a merger agreement, which provides for the reorganization merger and the recapitalization merger, and to approve these mergers and the transactions contemplated by the merger agreement. In the reorganization merger, Kroll-O'Gara will merge with KER Acquisition, Inc., its indirect subsidiary, and will become an indirect wholly owned subsidiary of Kroll-O'Gara Holdings, Inc., a Delaware corporation that is
currently  a  wholly  owned   subsidiary  of  Kroll-O'Gara  and  each  share  of
Kroll-O'Gara common stock will be exchanged for one share of Kroll-O'Gara Holdings common stock. In the recapitalization merger, BCP/KROG Merger Corp., an indirect subsidiary of Blackstone Capital Partners III Merchant Banking Fund, L.P. and its affiliates, will merge with Kroll-O'Gara Holdings and Kroll-O'Gara Holdings will become an indirect subsidiary of Blackstone Capital Partners III Merchant Banking Fund, L.P.

     Q:  What  will  Kroll-O'Gara   shareholders   receive  for  each  share  of
Kroll-O'Gara common stock?

     A: In the reorganization merger, each Kroll-O'Gara shareholder will receive in exchange for each share of Kroll-O'Gara common stock one share of common stock of Kroll-O'Gara Holdings, except for shares held by shareholders who seek dissenter's rights under Ohio law. Kroll-O'Gara shareholders will hold shares of Kroll-O'Gara Holdings common stock only briefly, however, because, in the recapitalization merger that will immediately follow the reorganization merger, each shareholder will receive in exchange for each share of Kroll-O'Gara Holdings common stock $18 in cash, except for (1) some shares retained by Jules Kroll and some other members of management, (2) some shares held by Jules Kroll and American International Group, Inc., which will be exchanged for shares of three series of preferred stock of Kroll-O'Gara Holdings, and (3) shares held by holders who seek appraisal rights under Delaware law.

     Q: Will any other matters be voted on at the special meeting?

     A: Any other business that properly comes before the special meeting or any adjournment or postponement of the special meeting may also be voted on. However, we are currently not aware of any other business.

     Q: Who can vote?

     A: All shareholders of record as of the close of business on _____, 2000.

     Q: What should I do now?

     A: After carefully reading and considering the information contained in this document, please vote. You are invited to attend the special meeting. However, you should fill out and mail your signed and dated proxy card in the enclosed envelope as soon as possible, so that your shares will be represented at the special meeting in case you are unable to attend. No postage is required if the proxy card is returned in the enclosed postage prepaid envelope and mailed in the United States.

     Q: What does it mean if I receive more than one proxy or voting instruction card?

     A: It means your shares are registered differently or are held in more than one account. Please provide voting instructions for each proxy card that you receive in the space provided for that on each proxy card.

     Q: How can I vote shares held in my broker's name?

     A: If your broker holds your shares in its name (or in what is commonly called "street name"), then you should give your broker instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your broker is not entitled to vote your shares and your shares will not be voted.

     Q: Can I change my vote?

     A: You may change your proxy instructions at any time prior to the vote at the special meeting. For shares held directly in your name, you may accomplish this by completing a new proxy or by attending the special meeting and voting in person. Attendance at the special meeting alone will not cause your previously granted proxy to be revoked unless you vote in person. For shares held in "street name," you may accomplish this by submitting new voting instructions to your broker or nominee.

     Q: Should I send in my stock certificates now?

     A: No. Do not send in your stock  certificates  now.  After the mergers are
completed,   you  will  receive   written   instructions   for  exchanging  your
Kroll-O'Gara stock certificates for cash.

     Q: What vote is required to approve the merger agreement?

     A: The affirmative vote of shareholders entitled to exercise a majority of the voting power of Kroll-O'Gara is required to approve the merger agreement.

     Wilfred T. O'Gara, president and chief operating officer of Kroll-O'Gara, Thomas M. O'Gara, vice chairman of Kroll-O'Gara, and his wife and the trusts established by Thomas O'Gara and his wife have entered into a voting, sale and retention agreement with BCP/KROG Acquisition Company L.L.C. in which they have agreed to vote the shares of Kroll-O'Gara common stock owned by them in favor of the merger agreement and the transactions contemplated by the merger agreement. On the record date, the O'Gara shareholders owned and had the right to vote a total of [2,663,261] shares of Kroll-O'Gara common stock, or approximately [12.0]% of the total shares outstanding on the record date. In addition, on the record date, directors and executive officers of Kroll-O'Gara and their affiliates, which includes Wilfred and Thomas O'Gara, owned or had the right to vote [5,687,087] shares of Kroll-O'Gara common stock, or approximately [25.5]% of the shares of Kroll-O'Gara common stock then outstanding. We expect that they will also vote all of their shares in favor of the merger agreement and the transactions contemplated by the merger agreement.

     Q: When do you expect the mergers to be completed?

     A: We expect that the proposed mergers will be completed promptly after shareholders adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement at the special meeting, provided that the necessary regulatory approvals have been obtained and other required conditions are satisfied. We hope to complete the mergers by the end of the first calendar quarter or early in the second calendar quarter of 2000.

     Q: Will I have dissenter's rights?

     A: Yes. You will be entitled to dissenter's rights under Ohio law as a result of the reorganization merger. In addition, the merger agreement provides that you will be entitled to appraisal rights under Delaware law as a result of the recapitalization merger. However, you will not be able to exercise both sets of rights. You are entitled to evaluate the rights provided by the laws of both states and elect to exercise rights under the laws of one state.

     Q: Who can help answer any questions I have?

     A: If you have any questions about the mergers, please contact:
               Steven Sharpe
               The Kroll-O'Gara Company
               900 Third Avenue
               New York, New York  10022

                DIAGRAM OF THE STRUCTURE OF THE PROPOSED MERGERS

         Pre-Reorganization Merger Structure and Reorganization Merger


                                    [GRAPHIC]

                                   FLOW CHART




                     Post-Reorganization Merger Structure



                                    [GRAPHIC]

                                   FLOW CHART

                DIAGRAM OF THE STRUCTURE OF THE PROPOSED MERGERS

                             Recapitalization Merger





                                    [GRAPHIC]

                                   FLOW CHART




         Post-Recapitalization Merger Structure and Related Transactions





                                    [GRAPHIC]

                                   FLOW CHART

                                     SUMMARY

     This Summary, together with the "Questions and Answers About the Mergers" and the "Diagram of the Structure of the Proposed Mergers" on the preceding pages, highlight important selected information from this proxy statement and does not contain all of the information that may be important to you. To better understand the mergers and related transactions and for a more complete description of the terms of the mergers, you should read carefully this entire proxy statement, the appendices attached to the proxy statement and the documents to which we have referred you. The page references that appear in parentheses in this Summary refer you to a more complete description of the topics described below.


The Companies

In this proxy statement, we refer to:

     o The Kroll-O'Gara Company and, where applicable, its consolidated subsidiaries as "Kroll-O'Gara;"
     o    Kroll-O'Gara Holdings, Inc. as "Kroll-O'Gara Holdings;"
     o    Kroll Finance Company, L.L.C. as "Kroll Finance;"
     o    KER Acquisition, Inc. as "KER Acquisition;"
     o    BCP/KROG Merger Corp. as "BCP/KROG;"
     o    BCP/KROG Acquisition Company L.L.C. as "BCP/KROG Acquisition Company;"
     o    Blackstone   Capital  Partners  III  Merchant  Banking  Fund  L.P.  as
          "Blackstone Capital Partners III," and together with Blackstone Offshore Capital Partners III L.P. and Blackstone Family Investment Partnership III L.P. collectively as the "Blackstone Funds;"
     o Blackstone Management Associates III L.L.C. as "Blackstone Management Associates III;" and
     o the Blackstone Funds and Blackstone Management Associates III as "Blackstone."

The Kroll-O'Gara Company
Kroll-O'Gara Holdings, Inc.
Kroll Finance Company, L.L.C.
KER Acquisition, Inc.
9113 LeSaint Drive
Fairfield, Ohio 45014
(513) 874-2112

Kroll-O'Gara, an Ohio corporation, is a leading global provider of a broad range of specialized products and services designed to provide governments, businesses and individuals with information, analysis, training, advice and products that mitigate risk. Kroll-O'Gara has a network of 61 offices in 19 countries and had revenues for the year ended December 31, 1998 of $254.5 million and for the nine months ended September 30, 1999 of $225.6 million. For more information about Kroll-O'Gara, see "Where You Can Find More Information."

Kroll-O'Gara Holdings is a Delaware corporation and a wholly owned subsidiary of Kroll-O'Gara. KER Acquisition is an Ohio corporation and a wholly owned subsidiary of Kroll Finance, which is a Delaware limited liability company and a wholly owned subsidiary of Kroll-O'Gara Holdings. None of Kroll-O'Gara Holdings, Kroll Finance or KER Acquisition currently conducts any business other than that relating to the merger agreement, the mergers and the other transactions contemplated by the merger agreement.

Blackstone Management Associates III L.L.C.
Blackstone Capital Partners III Merchant Banking Fund L.P.
Blackstone Family Investment Partnership III L.P.
Blackstone Offshore Capital Partners III L.P.
BCP/KROG Acquisition Company L.L.C.
BCP/KROG Merger Corp.
345 Park Avenue, 31st Floor
New York, New York  10154
(212) 583-5000

Blackstone Management Associates III, a Delaware limited liability company, is the general partner of Blackstone Capital Partners III, a Delaware limited partnership, and Blackstone Family Investment Partnership III L.P., a Delaware limited partnership, and the sole investment general partner of Blackstone Offshore Capital Partners III L.P., a Cayman Islands exempted limited partnership. Blackstone Capital Partners III is the primary private equity investment vehicle of, and is controlled by, an affiliate of The Blackstone Group L.P. The Blackstone Group L.P. is a private investment firm based in New York and was founded in 1985 by Peter G. Peterson, its current Chairman, and Stephen A. Schwarzman, its current President and Chief Executive Officer. The main businesses of The Blackstone Group and its affiliates include private equity investments, merger and acquisition advisory services, restructuring advisory services, real estate investing, mezzanine investing and asset management. Through its prior and current private equity investment funds, The Blackstone Group has invested approximately $3.3 billion in 40 private equity transactions having an aggregate transaction value of approximately $35.5 billion. The principal business of each of the Blackstone Funds consists of committing capital to facilitate corporate restructurings, leveraged recapitalizations, leveraged buyouts, bridge financings and other investments.

BCP/KROG Acquisition Company is a Delaware limited liability company and is wholly owned by the Blackstone Funds. BCP/KROG is a Delaware corporation that is wholly owned by BCP/KROG Acquisition Company. Neither BCP/KROG Acquisition Company nor BCP/KROG currently conducts any business other than that relating to the merger agreement, the mergers and the other transactions contemplated by the merger agreement.

The Special Meeting (page __)

The special meeting of Kroll-O'Gara shareholders will be held on ____, 2000 at ___ _.m. local time at [address].

At the special meeting, Kroll-O'Gara shareholders will be asked to adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement.

The record date for Kroll-O'Gara shareholders entitled to receive notice of and to vote at the special meeting is ____, 2000. At the close of business on that date, there were ____ shares of Kroll-O'Gara common stock outstanding.

The Mergers (page __)

The legal document that governs the proposed mergers is the Agreement and Plan of Mergers dated as of November 15, 1999 among Kroll-O'Gara, Kroll-O'Gara Holdings, KER Acquisition and BCP/KROG. The merger agreement is attached to this proxy statement as Appendix A. We encourage you to read the merger agreement carefully.

If the merger agreement is adopted and the mergers and the transactions contemplated by the merger agreement are approved by Kroll-O'Gara shareholders, and the other conditions to the mergers are satisfied or, where possible, waived, the following transactions will occur:

Sale of Shares Prior to the Mergers. Immediately prior to the reorganization merger, under a voting, sale and retention agreement dated as of November 15, 1999 among BCP/KROG Acquisition Company, the retaining shareholders listed in the agreement and the O'Gara shareholders listed in the agreement, BCP/KROG Acquisition Company will purchase a portion of the shares of Kroll-O'Gara common stock at a price of $18 per share from the Kroll-O'Gara shareholders that will retain an interest in Kroll-O'Gara. Currently, this group consists of Jules B. Kroll, chairman and chief executive officer of Kroll-O'Gara, Michael G. Cherkasky, president and chief operating officer of Kroll Associates Inc., an indirect wholly owned subsidiary of Kroll-O'Gara, and president of Kroll-O'Gara's Investigations and Intelligence Group, Michael Shmerling, president and chief executive officer of Kroll Background America, Inc., a wholly owned subsidiary of Kroll-O'Gara, and American International Group, Inc. American International Group, Inc. is sometimes referred to in this proxy statement as AIG. Currently, AIG owns 1.4 million shares of Kroll-O'Gara common stock or approximately 6.5% of the outstanding shares of Kroll-O'Gara common stock. Howard I. Smith, Executive Vice President, Chief Financial Officer and Comptroller of AIG, is an independent director of Kroll-O'Gara. In addition, AIG is a limited partner in a number of Blackstone's affiliates and is an investor in Blackstone Capital Partners III and other funds managed by Blackstone's affiliates. We expect that between the date of this proxy statement and the closing of the mergers, more senior managers of Kroll-O'Gara and its subsidiaries will join the group of retaining shareholders, who will sell a portion of their shares to BCP/KROG Acquisition Company prior to the reorganization merger at a price of $18 per share and will retain a portion of their shares after the recapitalization merger. At the closing of the recapitalization merger, this group will own not less than approximately 7.7% of the shares of Kroll-O'Gara Holdings common stock.

The Reorganization Merger. Kroll-O'Gara will merge with KER Acquisition, with Kroll-O'Gara surviving the reorganization merger. As a result, Kroll-O'Gara will become an indirect wholly owned subsidiary of Kroll-O'Gara Holdings and, for a brief period of time prior to the recapitalization merger, all Kroll-O'Gara shareholders, other than shareholders dissenting under Ohio law, will become stockholders of Kroll-O'Gara Holdings. In the reorganization merger, BCP/KROG Acquisition Company will exchange each of the shares purchased from the Kroll-O'Gara shareholders who will retain an interest in Kroll-O'Gara for one share of Kroll-O'Gara Holdings common stock.

The Recapitalization Merger. Immediately after the reorganization merger, Kroll-O'Gara Holdings will merge with BCP/KROG, with Kroll-O'Gara Holdings surviving the recapitalization merger. In the recapitalization merger, stockholders, other than stockholders who seek appraisal rights under Delaware law, will receive $18 per share for their shares of Kroll-O'Gara Holdings common stock, except that;

     o Jules Kroll and AIG will exchange shares of Kroll-O'Gara Holdings common stock for three different series of preferred stock of Kroll-O'Gara Holdings; and

     o Jules Kroll and the senior managers of Kroll-O'Gara and its subsidiaries who are, or will become, parties to the voting, sale and retention agreement will retain a portion of their shares of Kroll-O'Gara Holdings common stock.

For more information, see "--Interests of Certain Persons; Conflicts of Interest."

The members of management of Kroll-O'Gara or any of its subsidiaries who will retain shares of Kroll-O'Gara Holdings common stock after the recapitalization merger, which currently includes Jules Kroll, Michael Cherkasky and Michael Shmerling, together with AIG, are sometimes referred to in this proxy statement as the retaining shareholders.

As a result of the recapitalization merger, we expect that up to approximately 92.3% of the common stock of Kroll-O'Gara Holdings will be owned indirectly by BCP/KROG Acquisition Company and not less than approximately 7.7% will be owned by the retaining shareholders.

What You Will Receive in the Mergers (page __)

In the reorganization merger, all holders of Kroll-O'Gara common stock, except Kroll-O'Gara shareholders who seek dissenter's rights under Ohio law, will have their shares converted into shares of Kroll-O'Gara Holdings common stock. Then, in the recapitalization merger, these new stockholders of Kroll-O'Gara Holdings, other than stockholders who seek appraisal rights under Delaware law, will receive $18 in cash for each of their shares of Kroll-O'Gara Holdings common stock. For information on the treatment of outstanding options in the mergers, see "The Mergers - Treatment of Options."

The retaining shareholders will retain shares of Kroll-O'Gara Holdings common stock or will receive shares of Kroll-O'Gara Holdings preferred stock in exchange for their shares. See " - Interests of Certain Persons; Conflicts of Interest."

Sources and Uses of Funds (page__)

We expect the sources and uses of funds for the mergers to be as follows:

Sources:                                Uses:
($ in millions)                         ($ in millions)
Term loan                 $75.0         Purchase of common
                                        stock and options        $343.8
Senior Subordinated                     Conversion of common
Notes                     150.0         stock to Series A
                                        Preferred Stock            20.0
Series A Preferred Stock   20.0         Conversion of common
                                        stock to Series C
                                        Preferred Stock and
                                        Series D Preferred Stock   30.0
Series C Preferred Stock                Retention of management
Stock and Series D Preferred            equity interest            15.6
Stock                      30.0
Retention of management                 Repayment of existing
equity interest            15.6         debt                       40.0
Blackstone capital                      Estimated fees and
contribution              187.4         expenses                   28.6
                          -----                                    ----
         Total Sources   $478.0                   Total Uses     $478.0
                         ======                                  ======

Please note the following about the sources and uses of funds listed in the table above:

     o We expect that Kroll Finance will enter into financing arrangements with The Chase Manhattan Bank and other lenders for the $75.0 million term loan under a new senior credit facility and will issue $150.0 million of senior subordinated notes, each of which is subject to specified conditions.

     o Kroll-O'Gara Holdings will issue 20,000 shares of its series A preferred stock to AIG.

     o Kroll-O'Gara Holdings will issue 15,000 shares of its series C preferred stock and 15,000 shares of its series D preferred stock to Jules Kroll.

     o We assume that Jules Kroll, Michael Cherkasky, Michael Shmerling and other senior managers of Kroll-O'Gara and its subsidiaries will retain no fewer than 865,077 of their shares of Kroll-O'Gara Holdings common stock following the recapitalization merger. At $18 per share, these retained shares will have a value of approximately $15.6 million. If they retain more Kroll-O'Gara Holdings common stock, we expect that the amount we will need to pay for shares of Kroll-O'Gara common stock and the capital contribution of the Blackstone Funds will decrease correspondingly.

     o    We expect that the Blackstone  Funds will make a capital  contribution
          of  up  to   approximately   $187.4  million,   subject  to  specified
          conditions.

     o The estimate of the purchase of common stock and in-the-money options of $343.8 million consists of:

          (1) the purchase of Kroll-O'Gara common stock from the retaining shareholders immediately prior to the reorganization merger, under the voting, sale and retention agreement, at $18 per share for approximately $19.2 million in total;

          (2) the cash merger consideration of approximately $316.2 million for the outstanding shares of Kroll-O'Gara Holdings common stock held by stockholders other than the retaining shareholders in the recapitalization merger; and

          (3)  the  purchase  of  in-the-money  options for  approximately  $8.4 million.

          The estimate above is subject to the following changes:

          -    if  more  members  of   management   of   Kroll-O'Gara   and  its
               subsidiaries join the group of retaining shareholders, then (1) the amount of cash merger consideration we will pay may decrease, which would result in a corresponding decrease in the capital contribution by the Blackstone Funds, and (2) the amount that BCP/KROG Acquisition Company may pay under the voting, sale and retention agreement immediately prior to the reorganization merger may increase; and

          - if additional members of management of Kroll-O'Gara and its subsidiaries retain all or a portion of their vested in-the-money options in addition to what we have assumed, this amount may decrease, which would result in a corresponding decrease in the capital contribution by the Blackstone Funds. For more information regarding the treatment of the outstanding options held by retaining shareholders in the mergers, see "Special Factors -- Interests of Certain Persons; Conflicts of Interests -- Existing Options."

     o We expect to repay the existing debt of Kroll-O'Gara and its subsidiaries and to terminate the agreements under which they were issued, which we expect will total approximately $40.0 million at the closing of the mergers.

     o We expect that, at the closing of the recapitalization merger, we will pay the estimated fees and expenses for the mergers and related transactions of approximately $28.6 million. These estimated fees and expenses include a $4.5 million fee that Kroll-O'Gara has agreed to pay to an affiliate of Blackstone upon the successful completion of the recapitalization merger.

For more information, see "The Mergers -- Sources and Uses of Funds; Merger Financing."

Material Federal Income Tax Consequences (page __)

The mergers will be taxable to you. No opinions are being issued and no rulings from the IRS are being sought concerning the tax treatment of the mergers.

Tax matters can be complicated and the tax consequences of the mergers to you will depend on the facts of your own situation. You should consult your own tax advisors to understand fully the tax consequences of the mergers to you.

Conditions to Completion of the Mergers

Consummation of the mergers depends upon satisfaction of a number of conditions, including:

     1. Kroll-O'Gara shareholders must adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement;

     2. financing for the transactions contemplated by the merger agreement must be completed;

     3. Kroll-O'Gara must receive some consents and approvals of U.S. and foreign governmental bodies, and any waiting periods required by law must have expired;

     4. the mergers must be able to be accounted for as a recapitalization for financial reporting purposes;

     5. there must be no governmental order or other legal restraint or prohibition preventing the mergers;

     6. the representations and warranties made by Kroll-O'Gara and BCP/KROG in the merger agreement must be true and correct at the closing date, and Kroll-O'Gara and BCP/KROG must have performed in all material respects their obligations under the merger agreement; and

     7. in order to complete the recapitalization merger, the reorganization merger must have been completed in accordance with the merger agreement and Ohio law.

Unless prohibited by law, Kroll-O'Gara or BCP/KROG could elect to waive a condition that has not been satisfied and complete the mergers. We cannot be certain whether or when any of these conditions will be satisfied, or, where permissible, waived, or that we will complete the mergers. In addition, we will not complete the reorganization merger unless all conditions to the recapitalization merger have been satisfied, or, where permissible, waived.

For further details, see "The Merger Agreement--Conditions to the Consummation of the Mergers."

Termination of the Merger Agreement

Kroll-O'Gara and BCP/KROG may agree at any time to terminate the merger agreement before completing the mergers, even if the Kroll-O'Gara shareholders have already approved the merger agreement.

Either party may also terminate the merger agreement if:

     1.   the parties do not complete the mergers by April 30, 2000;

     2. any governmental body has issued a final order enjoining or otherwise prohibiting the mergers;

     3. Kroll-O'Gara shareholders do not adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement; or

     4. the other party is in material breach of any of its representations, warranties or covenants under the merger agreement and the breach is not cured within 30 days.

In addition, BCP/KROG may terminate the agreement if:

     1. the Kroll-O'Gara board of directors has withdrawn or modified in a manner adverse to BCP/KROG its recommendation of the merger agreement or the mergers;

     2. the Kroll-O'Gara board of directors has approved or recommended an alternative acquisition proposal made by a third party; or

     3. the Kroll-O'Gara board of directors has approved or recommended any exchange or tender offer for more than 15% of the shares of Kroll-O'Gara common stock.

Finally, Kroll-O'Gara may terminate the merger agreement if the Kroll-O'Gara board of directors has approved a superior proposal in compliance with the terms of the merger agreement.

Termination Fees and Expenses

Kroll-O'Gara has agreed to pay an affiliate of Blackstone a $13 million termination fee if any of the following events occur:

     1.   BCP/KROG terminates the merger agreement because

          a. the Kroll-O'Gara board of directors has withdrawn or modified in a manner adverse to BCP/KROG its recommendation of the merger agreement or the mergers;

          b. the Kroll-O'Gara board of directors has approved or recommended, or Kroll-O'Gara has consummated, an alternative acquisition proposal from a third party; or

          c. the Kroll-O'Gara board of directors has approved or recommended any exchange or tender offer for more than 15% of the shares of Kroll-O'Gara common stock; or

     2. Kroll-O'Gara terminates the merger agreement because it or its board of directors has approved a superior proposal in accordance with the terms of the merger agreement; or

     3.   an acquisition proposal is made by a third party; and

          a. Kroll-O'Gara terminates the merger agreement because the mergers have not been consummated by April 30, 2000 or because the Kroll-O'Gara shareholders have not adopted the merger agreement and approved the mergers and the transactions contemplated by the merger agreement; and

          b. within twelve months after the date of termination, Kroll-O'Gara enters into a definitive agreement for, or consummates, that acquisition proposal and the consideration that Kroll-O'Gara shareholders will receive in the new transaction is more than $18 per share.

In addition, Kroll-O'Gara has agreed to pay up to $1 million of the expenses incurred by BCP/KROG in connection with the mergers if either BCP/KROG or Kroll-O'Gara terminates the merger agreement because the Kroll-O'Gara shareholders have not adopted the merger agreement and approved the mergers and the transactions contemplated by the merger agreement. If we have to pay both the termination fee and the expense amount, the expense amount will be credited against the termination fee.

Recommendations to Shareholders (page __)

The special committee of the Kroll-O'Gara board of directors and the Kroll-O'Gara board of directors believe the proposed mergers are fair to and in the best interests of Kroll-O'Gara and its unaffiliated shareholders in light of the consideration to be paid to Kroll-O'Gara shareholders in the mergers and other factors. Your board of directors recommends that you vote FOR adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement.

Opinion of Financial Advisor

In deciding to approve and recommend the merger agreement, the special committee of the board of directors of Kroll-O'Gara reviewed and considered an oral opinion, which was subsequently confirmed in writing, delivered on November 14, 1999, of their financial advisor, Bear, Stearns & Co. Inc., that, as of that date and based on and subject to the matters described in the written opinion, the cash merger consideration of $18 per share to be received in the recapitalization merger by the holders of Kroll-O'Gara Holdings common stock, other than the retaining shareholders and affiliates of Kroll-O'Gara Holdings, was fair, from a financial point of view, to those holders. We have included this opinion as Appendix B to this proxy statement. We urge you to read the opinion of Bear Stearns carefully in its entirety. This opinion was based on and limited by the important factors and assumptions that are described in the written opinion. This opinion is directed to the special committee and the board of directors of Kroll-O'Gara and is not a recommendation to any Kroll-O'Gara shareholder regarding any matter relating to the mergers.

Procedural and Substantive Fairness

Each of Jules Kroll, Michael Cherkasky, Michael Lennon, Kroll-O'Gara, Kroll-O'Gara Holdings, Kroll Finance, KER Acquisition, BCP/KROG, BCP/KROG Acquisition Company and Blackstone believes that the mergers are both procedurally and substantively fair to the unaffiliated shareholders of Kroll-O'Gara.

Shareholder Vote Required (page__)

Assuming a quorum, which is more than 50% of the outstanding shares of Kroll-O'Gara common stock, is present in person or represented by proxy at the special meeting, the affirmative vote of shareholders entitled to exercise a majority of the voting power of Kroll-O'Gara, but not a majority of unaffiliated Kroll-O'Gara shareholders, is required to adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement. Because the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement requires the affirmative vote of a majority of the outstanding shares of common stock of Kroll-O'Gara, abstentions and broker "non-votes" will have the same effect as a vote against adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement.

If you fail to return your proxy card, unless you appear in person at the special meeting, the effect may be that a quorum will not be present at the special meeting and we will not be able to conduct the vote on the merger agreement and the mergers.

Percentage of Shares held by Directors and Executive Officers (see page __).

On the record date, directors and executive officers of Kroll-O'Gara and their affiliates owned or had the right to vote [5,687,087] shares of Kroll-O'Gara common stock, or approximately [25.5]% of the shares of Kroll-O'Gara common stock then outstanding. We expect that they will vote all of their shares in favor of the merger agreement and the transactions contemplated by the merger agreement.

Wilfred T. O'Gara, president and chief operating officer of Kroll-O'Gara, Thomas
M.  O'Gara,  vice
chairman of Kroll-O'Gara, and his wife and the trusts established by Thomas O'Gara and his wife have, under the voting, sale and retention agreement, agreed to vote the shares of Kroll-O'Gara common stock owned by them in favor of the merger agreement and the transactions contemplated by the merger agreement. Wilfred O'Gara, Thomas O'Gara and his wife and the trusts established by Thomas O'Gara and his wife are sometimes referred to in this proxy statement as the O'Gara shareholders. As of the record date, the O'Gara shareholders owned and had the right to vote a total of [2,663,261] shares of Kroll-O'Gara common stock, or approximately [12.0]% of the total shares outstanding on the record date.

Interests of Certain Persons; Conflicts of Interest (page __)

In considering the recommendation of the Kroll-O'Gara board of directors to adopt the merger agreement and to approve the mergers and the transactions contemplated by the merger agreement, you should be aware that some people have interests in the mergers that are different from your interests as shareholders. Some of these interests are listed below.

     1. The consideration that several parties will receive in the recapitalization merger will differ from the $18 cash merger consideration per share that unaffiliated shareholders will receive. Specifically,

          a. Each of the retaining shareholders who is a member of management of Kroll-O'Gara or any of its subsidiaries, including Jules Kroll, Michael Cherkasky and Michael Shmerling, will retain a portion of his or her shares of Kroll-O'Gara Holdings common stock after the recapitalization merger. As a result, they will own not less than approximately 7.7% of Kroll-O'Gara Holdings common stock and 19.6% of the voting securities of Kroll-O'Gara Holdings. Mr. Kroll will sell 546,657 shares of Kroll-O'Gara common stock to BCP/KROG Acquisition Company for $9,839,826 and will receive 666,667 shares of Kroll-O'Gara Holdings common stock in the reorganization merger, which he will retain in the recapitalization merger. Mr. Cherkasky will sell 5,000 shares of Kroll-O'Gara common stock to BCP/KROG Acquisition Company for $90,000 and will receive 23,410 shares of Kroll-O'Gara Holdings common stock in the reorganization merger, which he will retain in the recapitalization merger. Mr. Shmerling will sell 180,000 shares of Kroll-O'Gara common stock to BCP/KROG Acquisition Company for $3,240,000 and will receive 175,000 shares of Kroll-O'Gara Holdings common stock in the reorganization merger, which he will retain in the recapitalization merger. For a more detailed description of the holdings of the retaining shareholders, see "Special Factors - Interests of Certain Persons; Conflicts of Interest - Retaining Shareholders."

          b. In addition, Mr. Kroll and AIG, which is currently a Kroll-O'Gara shareholder, will receive shares of three series of preferred stock of Kroll-O'Gara Holdings in exchange for a portion of their shares in the recapitalization merger. AIG will receive 1,111,111 shares of Kroll-O'Gara Holdings common stock in the reorganization merger, which will be converted into 20,000 shares of Kroll-O'Gara Holdings series A preferred stock having an aggregate stated value of $20.0 million in the recapitalization merger. Mr. Kroll will receive 1,666,667 shares of Kroll-O'Gara Holdings common stock in the reorganization merger, which will be converted into 15,000 shares of Kroll-O'Gara Holdings series C preferred stock having an aggregate stated value of $15.0 million and 15,000 shares of Kroll-O'Gara Holdings series D preferred stock having an aggregate stated value of $15.0 million in the recapitalization merger. The series C preferred stock that Mr. Kroll will receive in the recapitalization merger will be exchangeable, at his option under specified conditions relating to the realization by Blackstone of a 30% internal rate of return on its investment, for Kroll-O'Gara Holdings common stock at a price of $18 per share pursuant to an exchange agreement to be entered into among Mr. Kroll, Kroll-O'Gara Holdings and BCP/KROG Acquisition Company upon the closing of the recapitalization merger. For a more detailed description of the preferred stock that Mr. Kroll and AIG will receive, see "Special Factors - Interests of Certain Persons; Conflicts of Interest - Retaining Shareholders."

     2. After the recapitalization merger, several senior managers of Kroll-O'Gara and its subsidiaries who are retaining shareholders will retain their offices, including the following: Mr. Kroll will continue to be chief executive officer of Kroll-

          O'Gara, Mr. Cherkasky will continue to be president of the Investigations and Intelligence Group, and Mr. Shmerling will continue to be president and chief executive officer of Kroll Background America, Inc. In addition, Michael J. Lennon, who is currently a director of Kroll-O'Gara, president of O'Gara-Hess & Eisenhardt Armoring Company, a wholly owned subsidiary of Kroll-O'Gara, and president of the Security Products and Services Group, will continue to be president of the Security Products and Services Group.

     3. Messrs. Kroll, Cherkasky and Lennon have each entered into new employment agreements with Kroll-O'Gara Holdings, which provide for annual base salaries of $375,000, $416,000 and $300,000, respectively. These agreements provide, among other things, for grants of employee stock options to purchase shares of Kroll-O'Gara Holdings common stock, which grants in the aggregate will not be less than 16.5% of the shares available for grant in the aggregate. For a more detailed description of these employment agreements, see "Special Factors - Interests of Certain Persons; Conflicts of Interest - Employment Agreements."

     4. Thomas O'Gara, our vice chairman, will end his employment with Kroll-O'Gara following the mergers and will be entitled to receive severance payments under his existing employment agreement, under which he will receive his base salary of $275,000 for one year after the recapitalization merger. In addition, Kroll-O'Gara Holdings will enter into a consulting agreement with Mr. O'Gara in which he will provide consulting services to Kroll-O'Gara Holdings and will agree not to compete with Kroll-O'Gara Holdings or its subsidiaries for six years following the end of his one year severance period for a consulting fee of $275,000 per year.

     5. Wilfred O'Gara, Nazzareno Paciotti, chief financial officer of Kroll-O'Gara, Nicholas Carpinello, controller and treasurer of Kroll-O'Gara, and Abram Gordon, vice president and general counsel of Kroll-O'Gara, have entered into severance agreements with Kroll-O'Gara in which the executives will receive a base salary of $350,000, $275,500, $180,000 and $150,000 per year, respectively, for two years after the recapitalization merger.

     6. On the closing of the recapitalization merger, the retaining shareholders will enter into a stockholders' agreement with BCP/KROG Acquisition Company. Under the stockholders' agreement, these retaining shareholders and BCP/KROG Acquisition Company will have registration and other rights regarding their shares of Kroll-O'Gara Holdings common stock. We have included a copy of the form of the stockholders' agreement as Appendix G to this proxy statement. For a description of this agreement, see "The Stockholders' Agreement."

For more information about these and other interests, including a description of the employment agreements, see "Special Factors--Interests of Certain Persons; Conflicts of Interest."

Dissenter's and Appraisal Rights

Ohio law permits holders of Kroll-O'Gara common stock to dissent from the reorganization merger and to have the fair value of their shares appraised by a court and paid to them in cash. In addition, the merger agreement provides that you will be entitled to appraisal rights under Delaware law as a result of the recapitalization merger. However, you will not be able to exercise both sets of rights. You are entitled to evaluate the rights provided by the laws of both states and, if you wish, elect to exercise rights under the laws of one state. To do this, you must follow required procedures, including selecting under which state law you wish to assert rights, filing notices with Kroll-O'Gara and either abstaining or voting against adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement. If you dissent from the mergers and follow the required procedures, you will not receive the $18 per share cash price as the cash merger consideration. Instead, your only right will be to receive the appraised value of your Kroll-O'Gara shares in cash under the laws of either Ohio or Delaware. We have attached the applicable provisions of Ohio law related to dissenter's rights and Delaware law related to appraisal rights to this proxy statement as Appendices C-1 and C-2.

Comparison of Rights of Kroll-O'Gara Common Stock and Kroll-O'Gara Holdings Common Stock

The rights of Kroll-O'Gara shareholders are governed by Ohio law and by Kroll-O'Gara's amended and restated articles of incorporation and code of regulations, whereas the rights of Kroll-O'Gara Holdings stockholders will be governed by Delaware law and by Kroll-O'Gara Holdings's amended and restated certificate of incorporation and amended and restated by-laws. As a result of these different governing laws and organizational documents, Kroll-O'Gara Holdings stockholders will have different rights than they currently do as holders of Kroll-O'Gara common stock. For further details of these differences, see "Comparison of the Rights of Holders of Kroll-O'Gara Common Stock and Kroll-O'Gara Holdings Common Stock."

                           FORWARD-LOOKING STATEMENTS

     Kroll-O'Gara and Kroll-O'Gara Holdings make statements in this proxy statement and in the documents that Kroll-O'Gara has filed with the Securities and Exchange Commission that are "forward-looking statements." These forward-looking statements are subject to risks and uncertainties, and we cannot assure you that these statements will prove to be correct. Forward-looking statements include some of the statements made under "Summary - The Mergers," "Summary - Sources and Uses of Funds," "Summary - Recommendations to Shareholders," "Summary - Interests of Certain Persons; Conflicts of Interest," "Special Factors - Reasons for the Mergers; Recommendations to Shareholders," "Special Factors - Opinion of Financial Advisor," "Special Factors - Interests of Certain Persons; Conflicts of Interest," "Special Factors - Operations of Kroll-O'Gara Holdings After the Mergers," "The Mergers - Merger Financing," "Selected Historical and Unaudited Pro Forma Condensed Consolidated Financial Information," "The Special Meeting - Other Information," "Unaudited Pro Forma Condensed Consolidated Financial Information" and "Pending Litigation Relating to the Mergers." In addition, when we use words such as "believes," "expects," "anticipates," "plans," "intends," "hopes," "will" or similar expressions, we are making forward-looking statements. Many possible events or factors could affect our expectations regarding the sources and uses and funds, the anticipated financing for the mergers and the future financial results and performance of Kroll-O'Gara Holdings after the mergers. This could cause results or performance to differ materially from those expressed in these forward-looking statements. You should consider these risks when you vote on the merger agreement, the mergers and the transactions contemplated by the merger agreement. These possible events or factors include, in addition to those discussed elsewhere in this document, those discussed in the public documents to which we refer you.

                                 SPECIAL FACTORS

Background of the Mergers

     During the first quarter of 1999, disagreements arose between Thomas O'Gara, vice chairman of the Kroll-O'Gara board of directors, and his brother Wilfred O'Gara, president and chief operating officer and a director of Kroll-O'Gara, on the one hand, and Jules Kroll, chief executive officer and chairman of the Kroll-O'Gara board of directors, on the other hand, over the appropriate method of managing Kroll-O'Gara and the strategic directions in which Kroll-O'Gara should proceed. After a number of discussions among themselves and consultations with and presentations to the independent directors of Kroll-O'Gara, in March 1999, the independent directors promulgated a plan for the future operation and management of Kroll-O'Gara, to which senior management agreed. Thereafter, it became evident that the plan had not eliminated the disagreements between the O'Garas, on the one hand, and Mr. Kroll, on the other hand. In June 1999, Mr. Kroll and Messrs. O'Gara determined that it would be in the best interests of all of the Kroll-O'Gara shareholders to explore strategic alternatives for Kroll-O'Gara in which all shareholders participated.

     On June 22, 1999, Jules Kroll and Thomas M. O'Gara and other senior executive officers of Kroll-O'Gara unanimously proposed to the Kroll-O'Gara board of directors that it explore strategic alternatives to enhance shareholder value, including a possible sale of the company, and that it consider retaining an investment bank to assist as financial advisor in connection with the exploration. After a full discussion, the board of directors unanimously agreed to direct management to explore strategic alternatives and to retain Bear Stearns to act as financial advisor to the board of directors.

     At a meeting on July 22, 1999, Bear Stearns discussed generally with the board of directors possible alternatives to enhance shareholder value, including an investment by a financial sponsor, a sale of the entire company and sales of the different business units within Kroll-O'Gara. Bear Stearns discussed with the board of directors the competitive advantages of and challenges faced by Kroll-O'Gara and the accounting and tax considerations of these various alternative transactions. Bear Stearns noted at the meeting that a sale of the company as a whole was most likely to maximize value for all shareholders because of the substantial corporate-level tax that would be payable upon the sale of a business group within Kroll-O'Gara. However, Bear Stearns suggested that, in seeking strategic alternatives, potential bidders for discrete business units also be approached. Bear Stearns also reviewed with the board of directors a preliminary valuation analysis based upon a review of comparable companies, a review of the discounted cash flows that Kroll-O'Gara could produce on a stand-alone basis, a review of selected merger and acquisition transactions, and a review of implied aggregate values for Kroll-O'Gara's primary business segments. After a lengthy discussion, the board of directors directed management and Bear Stearns to pursue a transaction for Kroll-O'Gara by any one of these methods that would maximize value for all shareholders. The preliminary valuation analysis that Bear Stearns reviewed with the board of directors at the July 22 meeting was subsequently substantially modified as a result of, among other things, significant additional, updated or refined information, and was either subsumed or superseded by Bear Stearns' final November 14 presentation. At the July 22 meeting, the board of directors understood that the preliminary valuation analysis was necessarily preliminary and incomplete and intended primarily as a framework for further discussion and, accordingly, was not relied upon by the board of directors or the special committee, which did not exist as of the July 22 meeting, in their respective determinations to approve the mergers or by Bear Stearns in rendering its opinion. See "Special Factors -- Opinion of Financial Advisor." Following the meeting, management and Bear Stearns began preparing a confidential memorandum about the business and prospects of Kroll-O'Gara.

     Beginning in late July 1999, Bear Stearns, on behalf of Kroll-O'Gara, contacted 34 companies and institutions, including Blackstone, to inquire whether they would be interested in discussing a transaction with Kroll-O'Gara. Thirteen of the entities contacted expressed an interest in exploring a transaction with Kroll-O'Gara, and they received the confidential offering memorandum and entered into appropriate confidentiality agreements.

     From August 24 to September 9, 1999, various members of senior management of Kroll-O'Gara made presentations to nine entities regarding the business and prospects of Kroll-O'Gara, and Bear Stearns, on behalf of Kroll-O'Gara, delivered supplemental information to these entities. On September 14 and 16, 1999, Blackstone and two other entities made preliminary proposals for a transaction with Kroll-O'Gara. On September 14, a private equity fund submitted a preliminary proposal, which was withdrawn on November 1, 1999, for an investment of $175 million to $250 million in Kroll-O'Gara. Under the proposed transaction, the fund would: (1) acquire the shares held by the O'Gara shareholders; (2) offer to buy a pre-determined number, which number was not specified in the preliminary proposal, of shares from the public shareholders through a "Dutch tender offer;" and (3) provide additional capital by acquiring approximately $100 million in newly-issued securities of Kroll-O'Gara. In a "Dutch tender offer," shareholders would be invited to specify the price at which they would be willing to sell their tendered shares. The potential purchaser would select the lowest purchase price at which it would be able to purchase the desired number of shares. Shares tendered at or below the purchase price would be accepted for payment and shares tendered above the purchase price would be returned. The fund did not specify the number of shares it would acquire from the public and did not specify an aggregate amount that it would pay for those shares. The proposal did not specify the terms of the newly-issued securities to be acquired. On September 16, another private equity fund submitted a non-binding indication of interest, which was withdrawn on October 20, 1999, in investing $150 to $200 million in Kroll-O'Gara. Under the proposed transaction, the fund would acquire convertible preferred securities, the proceeds from which would be used to repurchase the shares and options held by the O'Gara shareholders and up to approximately 20% of the remaining Kroll-O'Gara shares outstanding. The securities would have a ten year maturity and Kroll-O'Gara would have the option to pay dividends in kind for five years. In addition, the fund would receive representation on the board of directors commensurate with the firm's fully diluted ownership. On September 16, 1999, Blackstone proposed a leveraged recapitalization transaction structure in which Kroll-O'Gara would repurchase approximately 10.6 million to 13.8 million of its common stock with the proceeds from the sale of about $200 million of debt securities (and possibly a higher amount) and $115 million to $200 million of a convertible preferred security to be purchased by Blackstone which would give Blackstone an equity interest between approximately 19.9% and 35%. The proposed preferred stock would pay dividends in kind at a rate of 8.5% and would be convertible into Kroll-O'Gara common stock at the price at which Kroll-O'Gara's share repurchase was effected. The proposal required members of senior management, in particular Jules Kroll, to retain a material portion of their existing equity holdings. At the same time, Blackstone also proposed an alternative transaction in which it would effect a leveraged recapitalization of Kroll-O'Gara as an entity, with the participation of management. This last proposal was ultimately adopted by the board of directors, as described below.

     On September 22, 1999, the board of directors met to discuss the proposals. At the meeting, Bear Stearns reviewed with the board of directors the proposals and the alternatives available to Kroll-O'Gara and its shareholders. Bear Stearns reviewed with the board of directors potential transactions, including a leveraged buyout, a recapitalization and a leveraged recapitalization, and the financial impact of each of these types of transactions. The board of directors noted that the three preliminary proposals to purchase a portion of Kroll-O'Gara securities would result in only a limited group of shareholders receiving any immediate benefit. In addition, Kroll-O'Gara would have to take on significant new debt and issue new securities. The board of directors expressed a strong preference for a sale of Kroll-O'Gara in its entirety rather than a transaction to acquire only a portion of the outstanding common stock because it believed that this type of transaction would provide the most value for all Kroll-O'Gara shareholders. However, the board of directors did not reject any of these alternatives. Bear Stearns also reviewed with the board of directors a preliminary valuation analysis based upon the historical stock price and volume traded of Kroll-O'Gara common stock, a review of comparable companies, and a review of implied aggregate values for Kroll-O'Gara's primary business segments. The board of directors concluded that it was important that Kroll-O'Gara pursue all of these proposals, although the directors felt that Blackstone's proposal to effect a leveraged recapitalization of the entire company appeared to be the best alternative because it was the only proposal that would provide value to all, rather than only a limited number of, Kroll-O'Gara shareholders. The preliminary valuation analysis that Bear Stearns reviewed with the board of directors at the September 22 meeting was subsequently substantially modified as a result of, among other things, significant additional, updated or refined information, and was either subsumed or superseded by Bear Stearns' final November 14 presentation. At the September 22 meeting, the board of directors understood that the preliminary valuation analysis was necessarily preliminary and incomplete and intended primarily as a framework for further discussion and, accordingly, was not relied upon by the board of directors or the special committee, which did not exist as of September 22, in their respective determinations to approve the mergers or by Bear Stearns in rendering its opinion. See "Special Factors -- Opinion of Financial Advisor."

     As the price and trading volume of Kroll-O'Gara common stock increased during September 1999, particularly during the four days commencing on September 20, 1999, management concluded that this unusual trading activity made it appropriate for Kroll-O-Gara to issue the following press release, which was issued on September 23, 1999:

     "Kroll-O'Gara Examining Strategic Alternatives

          New York, NY (September 23, 1999) -- The Kroll-O'Gara Company (Nasdaq:
     KROG) announced today it has retained the investment banking firm of Bear, Stearns & Co. Inc. and is exploring strategic alternatives for the Company. As a result of these efforts, the Company has received several preliminary proposals which it is evaluating with the assistance of Bear, Stearns. The proposals range from a sale of the Company to a significant equity investment. There can be no assurance that any of these proposals will be acceptable to the Company, or that any of them will be consummated.

          Having undertaken this strategic initiative, the Company determined to defer the acquisitions originally planned for the third quarter of 1999. To the extent that estimates of the Company's earnings for the third quarter assume that the Company would complete acquisitions in the quarter, those estimates should be reduced by approximately 12 to 14 cents.

          Similarly, to the extent that estimates of the Company's fourth quarter results include earnings attributable to acquisitions assumed to be completed in the last half of 1999, those estimates will also be affected. The Company is presently not able to quantify the amount, if any, which the continued deferral of its acquisition plans might have on its fourth quarter earnings. Acquisitions continue to form an integral element of the Company's long-term strategic plan, and the Company intends to resume its acquisition activities as soon as this strategic initiative has been concluded. The Company said it will have no further comment until it has completed its review of strategic alternatives.

          The Kroll-O'Gara Company is a leading global provider of a broad range of specialized products and services designed to supply solutions to a variety of security needs. Kroll-O'Gara provides governments, businesses and individuals with information, analysis, training, advice and products to mitigate the growing risks associated with fraud, electronic threats, physical threats and uninformed decisions based upon incomplete or inaccurate information. Based in New York and Fairfield, Ohio, Kroll-O'Gara employs more than 2,800 people in over 60 offices and plants around the world.

          Certain of the statements set forth above in this release are forward-looking statements within the meaning of the federal securities laws. Such statements are based upon management's estimates, assumptions and projections and are subject to substantial risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, contract delays, reductions or cancellations; cost overruns with regard to fixed price contracts, problems, and costs associated with integrating past and future business combinations; the inability to acquire additional businesses on an accretive basis; various political and economic risks of conducting business outside the United States; adjustments associated with percentage-of-completion accounting; inability of sub-contractors to perform on schedule and meet demand; unexpected competitive pressures resulting in lower margins and volumes; uncertainties in connection with start-up operations and opening new offices; higher-than-anticipated costs of financing the business; loss of senior personnel; and changes in the general level of business activity."

     On September 23, 1999, immediately prior to the issuance of this press release, the closing price per share of Kroll-O'Gara common stock as reported on the Nasdaq National Market was $25.8125. On September 24, 1999, the day after the issuance of this press release, the closing price per share of Kroll-O'Gara common stock as reported on the Nasdaq National Market was $14.3125. Kroll-O'Gara publicly released its earnings report for the third quarter of 1999 on October 28, 1999.

     Also on September 23, 1999, Bear Stearns, on behalf of Kroll-O'Gara, advised Blackstone that the Kroll-O'Gara board of directors had expressed its desire to attempt to complete a transaction with Blackstone. Blackstone engaged Simpson Thacher & Bartlett as its legal counsel to assist Blackstone in its investigation of Kroll-O'Gara and in its determination of the transaction structure.

     Between September 27 and October 14, 1999, various members of Kroll-O'Gara management and representatives of Bear Stearns met with representatives of Blackstone to discuss the business and prospects of Kroll-O'Gara and the proposed transaction, including its possible terms and structure, and management of Kroll-O'Gara accompanied Blackstone on visits to different Kroll-O'Gara facilities and offices.

     From the end of September to the end of October 1999, the two other entities that had made preliminary proposals conducted their own due diligence reviews of Kroll-O'Gara. At the same time, these two entities pursued discussions with various members of Kroll-O'Gara management and representatives of Bear Stearns regarding the business and prospects of Kroll-O'Gara.

     In addition, in the weeks after Kroll-O'Gara issued its press release on September 23, 1999 announcing its pursuit of strategic alternatives, Bear Stearns, on behalf of Kroll-O'Gara, received inquiries from six other entities, all of which entered into confidentiality agreements and received copies of the confidential memorandum. None of these entities ultimately made any preliminary proposals.

     On October 1, 1999, Kramer Levin Naftalis & Frankel LLP, counsel to Kroll-O'Gara, delivered an initial draft of a merger agreement to be entered into between Kroll-O'Gara and an affiliate of Blackstone. This draft agreement was very preliminary in form and contemplated an acquisition of all of the outstanding common stock of Kroll-O'Gara in an all-cash merger. The draft agreement contained customary representations and warranties, covenants and conditions for this type of transaction. The draft agreement did not reflect the terms of a leveraged recapitalization as proposed by Blackstone and did not reflect any proposed amount of merger consideration.

     On October 15, 1999 Kramer Levin delivered an initial draft of a preferred stock purchase agreement to be entered into between Kroll-O'Gara and either one of the two other entities that had made preliminary proposals. This draft agreement was very preliminary in form and contemplated the sale of shares of convertible preferred stock of Kroll-O'Gara. The draft agreement contained customary representations and warranties, covenants and conditions for this type of transaction. The draft agreement did not reflect a purchase price or the amount or terms of the convertible preferred stock. Kramer Levin never received a response to or comments on this draft agreement.

     On October 18, 1999, Simpson Thacher and Kramer Levin met to discuss Blackstone's proposal to structure the transaction as a leveraged recapitalization. Simpson Thacher proposed a transaction structure in which Kroll-O'Gara would merge with one of its existing and inactive Delaware subsidiaries and, following that merger, the new Delaware holding company would merge with a new subsidiary of Blackstone. See " - Reasons for the Mergers; Recommendations to Shareholders - Reorganization Merger."

     On October 20, 1999, one of the two other private equity funds that had submitted a preliminary proposal informed representatives of Bear Stearns and Kroll-O'Gara that it would not make a definitive proposal and was withdrawing from the acquisition process. The fund did not indicate why it would not continue with the acquisition process.

     At the end of October 1999, Blackstone met several times with various members of Kroll-O'Gara management and representatives of Bear Stearns for preliminary price discussions. Blackstone initially proposed to offer to acquire Kroll-O'Gara common stock at a price of $18 per share in cash. Management determined to negotiate a higher price and instructed Bear Stearns to do so. Blackstone considered the support of the O'Garas, with their large ownership stake in Kroll-O'Gara, to be an important element in obtaining the approval of a transaction by the board of directors. Thomas and Wilfred O'Gara informed Bear Stearns, which then informed Blackstone, that the O'Gara shareholders, in their capacity as shareholders, would not agree to support a transaction with a purchase price below $20 per share. The O'Garas had determined the $20 price based on their own investment decisions and investment situations. The requirements of Blackstone and its financing sources limited the amount of cash that Blackstone was willing to include in the merger consideration and
Blackstone responded to Bear Stearns with an offer to acquire Kroll-O'Gara common stock at a price per share of $17 in cash and $3 in preferred stock of the new Delaware holding company of Kroll-O'Gara. Wilfred O'Gara informed Blackstone that the O'Gara shareholders would not accept a purchase price for their shares that was less than $20 per share in cash. In order to permit the O'Gara shareholders and all of the unaffiliated shareholders to receive $20 per share in cash, Jules Kroll and AIG agreed with Blackstone to receive, on a disproportionate basis and instead of the cash they would otherwise be entitled to receive, the preferred stock that Blackstone had originally proposed to issue to the O'Gara shareholders and the unaffiliated shareholders.

     On November 1, 1999, the other private equity fund that had submitted a preliminary proposal informed representatives of Bear Stearns and Kroll-O'Gara that it would not make a definitive proposal and was withdrawing from the acquisition process. The fund did not indicate why it would not continue with the acquisition process.

     During the week of November 1, 1999, Blackstone discussed separately with AIG and with Jules Kroll the terms of the preferred stock each would receive in the proposed transaction. Blackstone originally proposed that AIG and Mr. Kroll receive shares of the same class of preferred stock, which would have a dividend rate of 12%. However, AIG indicated that the proposed dividend rate was not sufficient to satisfy its internal investment return requirements. Blackstone then proposed that AIG and Mr. Kroll receive different series of preferred stock. Mr. Kroll agreed with Blackstone to accept a series of preferred stock with a lower dividend rate as an accommodation so that Blackstone could satisfy AIG's requirements.

     Based on these discussions, on November 3, 1999, Blackstone delivered a formal proposal to acquire Kroll-O'Gara in a transaction that would be treated as a recapitalization for financial reporting purposes in which all shareholders, other than Jules Kroll, some other members of management (which Blackstone and Jules Kroll would later determine) and AIG, would receive $20 per share in cash, some members of management would retain a portion of their shares to ensure that the interests of Kroll-O'Gara's senior managers would be aligned with those of Blackstone, and Jules Kroll and AIG would exchange some of their shares of Kroll-O'Gara common stock for preferred stock that would be issued by the new Delaware holding company of Kroll-O'Gara. The proposal included a description of the financing that Blackstone proposed to secure from The Chase Manhattan Bank, which is sometimes referred to in this proxy statement as Chase, to provide the financing for Blackstone's proposed transaction. Chase conditioned Blackstone's proposed financing on Kroll-O'Gara's ability to achieve earnings before interest, taxes, depreciation and amortization (EBITDA) for 1999 of $49 million and to reduce its total debt to $40 million at closing. Blackstone's proposal provided that it would expire at 5:00 p.m. on November 10, 1999.

     On November 3, 1999, the Kroll-O'Gara board of directors met, along with its legal and financial advisors, to discuss the Blackstone proposal and the status of any other proposals. Bear Stearns informed the board that by November 1, 1999, the other two entities that had made preliminary proposals had declined to make definitive proposals and had withdrawn from the process. Bear Stearns then reviewed with the board of directors and management the Blackstone proposal, including the terms of the proposal and the various calculations that Blackstone performed to determine a purchase price. Bear Stearns also reviewed with the board of directors a revised and updated preliminary valuation analysis based upon a review of comparable companies, a review of the hypothetical future stock price of Kroll-O'Gara, a review of the discounted cash flows that Kroll-O'Gara could produce on a stand-alone basis, a review of selected merger and acquisition transactions, and a review of implied aggregate values for Kroll-O'Gara's primary business segments. The revised and updated preliminary valuation analysis that Bear Stearns reviewed with the board of directors at the November 3 meeting was subsequently substantially modified as a result of, among other things, significant additional, updated or refined information, and was either subsumed or superseded by Bear Stearns' final November 14 presentation. At the November 3 meeting, the board of directors understood that the preliminary valuation analysis was necessarily preliminary and incomplete and intended primarily as a framework for further discussion and, accordingly, was not relied upon by the board of directors or the special committee, which was formed at the November 3 meeting, in their respective determinations to approve the mergers or by Bear Stearns in rendering its opinion. See "Special Factors -- Opinion of Financial Advisor."

     Following this discussion, the board of directors decided that, in order to mitigate any potential conflicts of interest in evaluating and negotiating the Blackstone proposal, it was in the best interests of the Kroll-O'Gara shareholders for the board of directors to form a special committee of independent directors to evaluate and negotiate the Blackstone proposal and to make a recommendation to the full board. The board of directors established a special committee consisting of Messrs. Jerry E. Ritter, Marshall S. Cogan, Raymond E. Mabus,

William S. Sessions and Wilfred T. O'Gara. The board also authorized the special committee to retain counsel and investment bankers to advise it.

     Immediately following the adjournment of the board meeting, the special committee met and authorized the engagement of Skadden, Arps, Slate, Meagher & Flom LLP as its legal advisor. The special committee also discussed the prior engagement by Kroll-O'Gara of Bear Stearns and the terms of its engagement. The special committee authorized the engagement of Bear Stearns as its financial advisor since Bear Stearns was familiar with Kroll-O'Gara and the sale process and the negotiations to date. The special committee also authorized the engagement of Taft, Stettinius & Hollister LLP, as its legal advisor regarding matters of Ohio law.

     From November 4 through November 11, Blackstone met several times with some members of management and representatives of Bear Stearns to discuss the proposed transaction and Kroll-O'Gara's financial prospects for the remainder of the year.

     On November 5, 1999, the special committee held a telephonic meeting at which its legal and financial advisors updated the members of the special committee on the status of the transaction and the transaction documentation. The special committee also discussed with its advisors some of the conditions which Blackstone was requiring for its proposal, including the entering into of employment agreements with some current members of Kroll-O'Gara management and various stock purchase and voting agreements for members of management and AIG. In the ensuing negotiations, Blackstone expressed its interest in entering into these new employment agreements but later indicated it would not insist on these agreements as a condition of its proposal. The special committee also discussed with its advisors the financial tests that Chase required as conditions to finance the proposed transaction.

     On November 5, 1999, Blackstone met with representatives of management to discuss the employment arrangements for Messrs. Kroll, Cherkasky, Lennon and other senior managers. The members of management who intended to continue their employment with Kroll-O'Gara retained Latham & Watkins to represent their interests as individuals. In addition, Jules Kroll retained Latham & Watkins to advise him regarding the structure and tax consequences of the preferred stock. Thomas O'Gara retained Weil, Gotshal & Manges LLP to represent his interests in the proposed transaction.

     The special committee held telephonic meetings on each of November 8, November 9, and November 10, 1999. At each meeting, the special committee's legal and financial advisors reported on the status of the negotiations of both the transaction and the financing documentation. During the meeting on November 9, 1999, Skadden Arps reported that Blackstone had extended the deadline of its proposal until 5:00 p.m. on November 11, 1999. In addition, at that meeting, Bear Stearns reviewed with the special committee the discussions with the management of Kroll-O'Gara concerning the anticipated financial performance of Kroll-O'Gara for the 1999 fourth quarter and 1999 fiscal year, with emphasis on Kroll-O'Gara's prospects for satisfying the $49 million EBITDA condition as well as the $40 million maximum debt condition contained in the Chase financing proposal.

     At a meeting on November 10, 1999, representatives of Kroll-O'Gara management advised Blackstone that Kroll-O'Gara would probably not achieve the $49 million EBITDA target for 1999, which at that time was one of the conditions Chase had made to financing the transaction, and indicated that Kroll-O'Gara was likely to reach a lower EBITDA level of not more than $44 million.

     On November 11, 1999, the special committee held a telephonic meeting at which Bear Stearns reported that, following extensive conversations with management of Kroll-O'Gara concerning the anticipated performance of Kroll-O'Gara for the remainder of fiscal 1999, Blackstone had revised its proposal to reduce the cash price to be paid to the unaffiliated shareholders to $18 per share and to make the terms of the preferred stock to be received by Jules Kroll less favorable to him. In particular, the revised proposal contemplated that Mr. Kroll would receive, in exchange for shares of Kroll-O'Gara common stock worth $30.0 million based on the $18 per share price, preferred stock of Kroll-O'Gara Holdings valued at less than $30 million. Blackstone's revised proposal expired at 9:00 a.m. on November 15, 1999. Bear Stearns also reported that Chase had agreed to remove the condition regarding the EBITDA level for 1999.

     From November 3 through November 15, 1999, Kramer Levin, Simpson Thacher and Skadden Arps negotiated the terms of the merger agreement and some provisions of the voting, sale and retention agreement. Under the proposed voting, sale and retention agreement, BCP/KROG Acquisition Company would agree, among other things, to purchase a portion of the shares held by the retaining shareholders immediately before the reorganization merger and the O'Gara shareholders would agree to vote their shares of Kroll-O'Gara common stock in favor of the merger agreement.

     On November 14, 1999, the special committee met at the New York offices of Skadden Arps. Bear Stearns reviewed with the special committee the financial terms of the transaction, including the terms of the preferred stock to be received by Jules Kroll and AIG as well as the terms of the Chase financing. Following its financial presentation, Bear Stearns rendered its oral opinion, which was subsequently confirmed in writing, that, as of that date and based on and subject to the matters described in the written opinion, the cash merger consideration to be received in the recapitalization merger by the holders of common stock of Kroll-O'Gara Holdings, other than the retaining shareholders and affiliates of Kroll-O'Gara Holdings, was fair, from a financial point of view, to those holders. Skadden Arps reviewed with the special committee the terms of the merger agreement. In the course of such review they described the terms of the Blackstone proposal for expense reimbursement and payment of a termination fee. That proposal sought up to $2.4 million of expense reimbursement and a $16.625 million termination fee. Following internal discussion among the special committee and its advisors, the special committee instructed Skadden Arps to discuss the committee's concerns and objectives with Blackstone. In a telephone conversation between Skadden Arps and Blackstone, Skadden Arps informed Blackstone that its proposal for expense reimbursement and termination fees was unacceptable. As a result of this discussion, Blackstone agreed to reduced expense reimbursement and termination fee provisions. Blackstone will be reimbursed for up to $1 million in reasonable out-of-pocket expenses if the merger agreement is terminated because the Kroll-O'Gara shareholders vote against approval of the merger agreement. Blackstone will receive a $13 million termination fee if (1) Kroll-O'Gara terminates the merger agreement because the board of directors has approved a superior proposal or (2) BCP/KROG terminates the merger agreement because the board of directors has changed or withdrawn its approval of the merger agreement or has approved an alternative transaction. In addition, Blackstone will receive a $13 million termination fee less any amount paid for expenses if several circumstances occur. For a detailed description of the payment of termination fees and expenses, see "The Merger Agreement - Termination Fees and Expenses."

     Prior to considering the Blackstone transaction, the special committee and its legal advisors met with Jules Kroll and other members of Kroll-O'Gara management to discuss Kroll-O'Gara's third quarter financial results for 1999, to confirm the accuracy of the representations and warranties and the performability of the covenants contained in the merger agreement, and to discuss the covenants and conditions to be contained in the Chase financing documents. Following this discussion, the special committee determined that the mergers and the cash merger consideration to be paid to stockholders of
Kroll-O'Gara Holdings in the mergers are fair to and in the best interests of the Kroll-O'Gara shareholders, and unanimously recommended that the board (1) approve and adopt the voting, sale, and retention agreement, (2) approve and adopt the merger agreement and (3) recommend to the shareholders of Kroll-O'Gara that they approve and adopt the merger agreement. See "--Reasons for the Mergers; Recommendations to Shareholders--Recapitalization Merger" and "--Opinion of Financial Advisor."

     Immediately after the meeting of the special committee, the entire board of directors met with its counsel to discuss the proposed transaction with Blackstone and to review the terms of the proposed merger agreement. The special committee reported to the full board its unanimous recommendation to approve and adopt the voting, sale and retention agreement, to approve and adopt the merger agreement and to recommend to the shareholders of Kroll-O'Gara that they approve and adopt the merger agreement.

     After a discussion of the terms of the merger agreement, the interests of Jules Kroll and other members of management, AIG and Thomas O'Gara in the transaction and the recommendation of the special committee, the board unanimously approved the merger agreement and the transactions contemplated by the merger agreement, with Messrs. Howard I. Smith and Thomas M. O'Gara abstaining. In addition, the board unanimously approved the voting, sale and retention agreement, with Messrs. Smith and Thomas O'Gara abstaining. Mr. Smith abstained because his employer, AIG, is a limited partner in a number of Blackstone-related affiliates and is an investor in Blackstone Capital Partners III and other funds managed by Blackstone affiliates. Mr. O'Gara abstained because of his interest in the transaction.

     In January 2000, Blackstone and Jules Kroll invited some members of management of Kroll-O'Gara and its subsidiaries to become retaining shareholders. Blackstone and Mr. Kroll determined that the following officers would be given the opportunity to retain their stock instead of receiving cash in the merger, due to the perceived benefit of having their interest in Kroll-O'Gara Holdings as retaining shareholders aligned with Blackstone's interests: (1) executives with more than 9,000 shares of Kroll-O'Gara common stock; (2) for the Security Products and Services Group, senior corporate managers, including presidents, vice presidents, general managers and directors; and (3) for the Intelligence and Investigations Group (which has been renamed the Kroll Risk Consulting Group), executive members of corporate management, regional managers, practice leaders, senior vice presidents and their equivalents.

Purpose and Structure of the Mergers

     The board of directors of Kroll-O'Gara has decided that Kroll-O'Gara should enter into this transaction with Blackstone at this time for the following reasons. As described in " - Background of the Mergers," in June 1999, Mr. Kroll, Messrs. O'Gara and other members of management proposed to the board of directors that it would be in the best interests of all of the Kroll-O'Gara shareholders to explore strategic alternatives for Kroll-O'Gara in which all shareholders participated. After considering the disagreements among Mr. Kroll and Messrs. O'Gara that had developed in the spring of 1999 and the inability to eliminate these disagreements, the board of directors determined that it was in the best interests of Kroll-O'Gara to explore strategic alternatives for Kroll-O'Gara and unanimously accepted management's recommendation. After reviewing available alternatives, the board of directors decided that the best transaction would be one in which all shareholders could participate. The board of directors requested Bear Stearns to conduct, on behalf of Kroll-O'Gara, an extensive market search of potential bidders to acquire Kroll-O'Gara. Bear Stearns, on behalf of Kroll-O'Gara, contacted more than 30 potential bidders, provided a confidential offering memorandum initially to 13 of those bidders at their request, and provided a confidential offering memorandum to six additional potential bidders who requested one after Kroll-O'Gara's September 23, 1999 announcement that it was considering strategic alternatives. The board of directors considered that, at the end of this sale process, Blackstone had submitted a viable proposal and that it was in the best interests of Kroll-O'Gara and its shareholders to pursue such proposal. In considering whether to proceed with Blackstone, the board of directors considered that earnings during the course of the year had not reached market expectations due to a number of factors, including Kroll-O'Gara's inability to make acquisitions. The board of directors also considered that upon the public announcement by Kroll-O'Gara that it was seeking strategic alternatives, including a possible sale of the company, and that earnings would fall short of market expectations, the closing price per share of Kroll-O'Gara common stock decreased from $25.8125 to $14.3125, and had not increased significantly thereafter. The board of directors believed that if Kroll-O'Gara remained independent and was unable to resolve management disagreements, there was significant uncertainty regarding Kroll-O'Gara's future ability to meet market earnings expectations. The board of directors also considered the likelihood that the market price of Kroll-O'Gara common stock would reach $18 per share in light of the above factors. Based on these considerations, the board of directors determined that the transaction proposed by Blackstone was the best available alternative for Kroll-O'Gara.

Purpose of the Mergers

     The purpose of the mergers is for Blackstone, through its affiliate, BCP/KROG Acquisition Company, to effect a leveraged recapitalization in which it will acquire a majority of Kroll-O'Gara Holdings common stock and thus control of Kroll-O'Gara Holdings, which will indirectly own Kroll-O'Gara and its subsidiaries after the reorganization merger.

Structure of the Mergers

     If the merger agreement is adopted and the mergers and the transactions contemplated by the merger agreement are approved by Kroll-O'Gara shareholders and all other conditions to the reorganization merger and the recapitalization merger are satisfied or, where permissible, waived, the parties will consummate the mergers as follows:

     A. The Reorganization Merger. Kroll-O'Gara will merge with KER Acquisition, with Kroll-O'Gara surviving the reorganization merger. As a result, Kroll-O'Gara will become an indirect subsidiary of Kroll-O'Gara Holdings, and, for a brief period of time prior to the recapitalization merger, Kroll-O'Gara shareholders, other than shareholders who seek dissenter's rights under Ohio law, will become stockholders of Kroll-O'Gara Holdings.

     B.   The   Recapitalization   Merger.   Immediately  upon  closing  of  the
          reorganization merger, Kroll-O'Gara Holdings will merge with BCP/KROG, with Kroll-O'Gara Holdings surviving the recapitalization merger.

Immediately prior to the reorganization merger, BCP/KROG Acquisition Company will purchase an aggregate of at least 1,064,758 shares of Kroll-O'Gara common stock from the retaining shareholders at a price of $18 per share. This number of shares may increase if more members of management of Kroll-O'Gara and its subsidiaries join the group of retaining shareholders.

     In the reorganization merger, each share of Kroll-O'Gara common stock, including those acquired by BCP/KROG Acquisition Company, will convert into one share of Kroll-O'Gara Holdings common stock.

     In the recapitalization merger:

     o 1,111,111 shares of Kroll-O'Gara Holdings common stock held by AIG will not be converted into the right to receive cash but instead will convert into shares of a newly created series A preferred stock of Kroll-O'Gara Holdings with a total stated value of $20.0 million;

     o    1,666,667  shares of Kroll-O'Gara  Holdings common stock held by Jules
          B. Kroll will not be converted into the right to receive cash but instead will convert into 15,000 shares of a newly created series C preferred stock of Kroll-O'Gara Holdings with a total stated value of $15.0 million and 15,000 shares of a newly created series D preferred stock of Kroll-O'Gara Holdings with a total stated value of $15.0 million;

     o the other shares of Kroll-O'Gara Holdings common stock held by the retaining shareholders will remain outstanding and will not be converted into the right to receive cash in the recapitalization merger;

     o the shares of Kroll-O'Gara Holdings common stock held by BCP/KROG Acquisition Company will remain outstanding and will not be converted into the right to receive cash in the recapitalization merger, and the shares of BCP/KROG held by BCP/KROG Acquisition Company will convert into shares of Kroll-O'Gara Holdings common stock; and

     o all other shares of Kroll-O'Gara Holdings common stock, other than those held by shareholders who will seek appraisal rights under Delaware law, will convert into the right to receive $18 in cash per share.

     As a result of the recapitalization merger:

     o the Blackstone Funds, through BCP/KROG Acquisition Company, will own up to approximately 92.3% and the retaining shareholders who are members of management of Kroll-O'Gara and its subsidiaries will own not less than approximately 7.7% of Kroll-O'Gara Holdings common stock.

     o AIG will own 20,000 shares of series A preferred stock of Kroll-O'Gara Holdings and Jules Kroll will own 15,000 shares of series C preferred stock and 15,000 shares of series D preferred stock of Kroll-O'Gara Holdings.

     o Other than as described above, existing shareholders will not have any equity interest in either Kroll-O'Gara or Kroll-O'Gara Holdings. Accordingly, they will not share in any appreciation of the value of the Kroll-O'Gara Holdings common stock.

     The requirements of Blackstone and its financing sources limited the amount of cash that could be included in the merger consideration. The non-cash portion of the merger consideration - namely, the preferred stock being offered - was allocated entirely to AIG and Jules Kroll in order to accommodate the desire of the board of directors to provide an all-cash transaction for unaffiliated Kroll-O'Gara shareholders. The terms of the series of preferred stock being issued were determined as a result of negotiations between Blackstone and each of AIG and Jules Kroll.

     Under Ohio law and the articles of incorporation of Kroll-O'Gara, the affirmative vote of shareholders entitled to exercise a majority of the voting power of Kroll-O'Gara is required to adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement. None of Ohio law, the articles of incorporation of Kroll-O'Gara or the merger agreement requires the affirmative vote of a majority of the unaffiliated shareholders to adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement.

     The special committee and the board of directors believe that the proposed mergers are fair to and in the best interests of Kroll-O'Gara and its unaffiliated shareholders in light of the consideration to be paid to Kroll-O'Gara shareholders in the mergers, among other factors.

     The board of directors does not believe that there are any disadvantages to the unaffiliated Kroll-O'Gara shareholders as a result of the structure of the mergers.

Effects of the Mergers

     Following the mergers, Kroll-O'Gara will be a wholly owned subsidiary of Kroll-O'Gara Holdings, a Delaware holding company. Kroll-O'Gara itself will no longer be a publicly traded company and will have a sole shareholder. Kroll-O'Gara will not be subject to the disclosure requirements under the federal securities laws: Kroll-O'Gara will no longer need to file Forms 10-K, 10-Q and 8-K and Schedule 14A and will no longer need to prepare annual reports for shareholders, and its sole shareholder will not need to file Forms 3, 4 and 5 and Schedule 13D. It may be easier for Kroll-O'Gara to enter into transactions or to take other actions because it will only need the approval of its one shareholder rather than a majority of all of its shareholders. However, as a private company, Kroll-O'Gara may have less access to financing in the public market.

     Following the reorganization merger, Kroll-O'Gara Holdings will become the sole shareholder of Kroll-O'Gara. Following the recapitalization merger, Kroll-O'Gara Holdings will become a 92.3% owned subsidiary of BCP/KROG Acquisition Company. Following the recapitalization merger, Kroll-O'Gara Holdings will not be a publicly owned company and will not be required to provide annual and periodic disclosure under the federal securities laws.

     Following the reorganization merger, existing Kroll-O'Gara shareholders will become stockholders of Kroll-O'Gara Holdings. They will become owners of interests in a Delaware corporation. This could be disadvantageous in situations where Delaware law is less favorable to the stockholders of a corporation than Ohio law would be. However, the recapitalization merger cannot occur without the prior occurrence of the reorganization merger, and they will be Delaware stockholders for only a brief period of time. Following the recapitalization merger, the Kroll-O'Gara Holdings stockholders, other than the retaining shareholders, will not own any common stock or preferred stock in either Kroll-O'Gara or Kroll-O'Gara Holdings. As a result, unaffiliated shareholders will no longer benefit from any increase in the value of Kroll-O'Gara or Kroll-O'Gara Holdings and will not share in the future earnings and potential growth of Kroll-O'Gara or Kroll-O'Gara Holdings. Instead, these shareholders will receive $18 per share of Kroll-O'Gara Holdings common stock and they will no longer bear the risk of any decrease in value in Kroll-O'Gara or Kroll-O'Gara Holdings.

     BCP/KROG Acquisition Company, because of its ownership of up to approximately 92.3% of the outstanding common stock of Kroll-O'Gara Holdings after the recapitalization merger, will have an interest in approximately 92.3% of the net book value and net earnings of Kroll-O'Gara Holdings, after satisfying preferred stock requirements, representing, on a pro forma basis, a negative net book value of approximately $49.8 million and a net loss of approximately  $5.7  million,  respectively.  Following  the  mergers,  BCP/KROG
Acquisition Company will participate in any increases in the value of Kroll-O'Gara and Kroll-O'Gara Holdings and will share in the future earnings and potential growth of Kroll-O'Gara and Kroll-O'Gara Holdings. However, it will also bear the risk of any losses, and will no longer have a liquid market for its Kroll-O'Gara Holdings stock.

     Other than AIG, the retaining shareholders who are members of management of Kroll-O'Gara and its subsidiaries, because of their ownership of not less than approximately 7.7% of the outstanding common stock of Kroll-O'Gara Holdings after the recapitalization merger, will have an interest in approximately 7.7% of the net book value and net earnings of Kroll-O'Gara Holdings, after satisfying preferred stock requirements, representing, on a pro forma basis, a negative net book value of approximately $4.2 million and a net loss of approximately $0.5 million, respectively. Following the mergers, the retaining shareholders will participate in any increases in the value of Kroll-O'Gara and Kroll-O'Gara Holdings and will share in the future earnings and potential growth of Kroll-O'Gara and Kroll-O'Gara Holdings. However, they will also bear the risk of any losses, and will no longer have a liquid market for their Kroll-O'Gara Holdings stock. If more members of management of Kroll-O'Gara and its subsidiaries become retaining shareholders, then this percentage will increase.

     AIG will receive 20,000 shares of series A preferred stock of Kroll-O'Gara Holdings having a total stated value of $20.0 million in exchange for 1,111,111 of its shares of Kroll-O'Gara Holdings common stock. Jules Kroll will receive 15,000 shares of series C preferred stock of Kroll-O'Gara Holdings having a total stated value of $15.0 million and 15,000 shares of series D preferred stock of Kroll-O'Gara Holdings having a total stated value of $15.0 million for 1,666,667 of his shares of Kroll-O'Gara Holdings common stock.

     On a pro forma basis, if the mergers had been completed as of September 30, 1999, Kroll-O'Gara would have had a negative net book value of approximately $54.0 million and a net loss of approximately $6.2 million for the nine months ended September 30, 1999. The following chart describes the interests of Jules Kroll, Michael Cherkasky and Michael Lennon in Kroll-O'Gara Holdings immediately following the mergers:

----------------------------------------------------------------------------------------------
                                      Jules Kroll       Michael Cherkasky     Michael Lennon
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Percentage of Ownership of                5.9%                 0.2%                  0
Kroll-O'Gara Holdings
----------------------------------------------------------------------------------------------
Dollar Value of Interest in Net       ($3,186,000)          ($108,000)               0
Book Value
----------------------------------------------------------------------------------------------
Dollar Value of Interest in Net        ($365,800)            ($12,400)               0
Loss
----------------------------------------------------------------------------------------------

The following chart describes the interests of Jules Kroll, Michael Cherkasky and Michael Lennon in Kroll-O'Gara Holdings immediately following the mergers assuming that the Series C preferred stock to be held by Mr. Kroll had been converted into Kroll-O'Gara Holdings common stock:

----------------------------------------------------------------------------------------------
                                      Jules Kroll       Michael Cherkasky     Michael Lennon
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Percentage of Ownership of                13.0%                  0.2%                  0
Kroll-O'Gara Holdings
----------------------------------------------------------------------------------------------
Dollar Value of Interest in Net        ($7,020,000)           ($108,000)               0
Book Value
----------------------------------------------------------------------------------------------
Dollar Value of Interest in Net         ($806,000)            ($12,400)                0
Loss
----------------------------------------------------------------------------------------------

Reasons for the Mergers; Recommendations to Shareholders

     The board of directors of Kroll-O'Gara has decided that Kroll-O'Gara should enter into this transaction with Blackstone at this time for the following reasons. As described in " - Background of the Mergers," in June 1999, Mr. Kroll, Messrs. O'Gara and other members of management proposed to the board of directors that it would be in the best interests of all of the Kroll-O'Gara shareholders to explore strategic alternatives for Kroll-O'Gara in which all shareholders participated. After considering the disagreements among Mr. Kroll and Messrs. O'Gara that had developed in the spring of 1999 and the inability to eliminate these disagreements, the board of directors determined that it was in the best interests of Kroll-O'Gara to explore strategic alternatives for Kroll-O'Gara and unanimously accepted management's recommendation. After reviewing available alternatives, the board of directors decided that the best transaction would be one in which all shareholders could participate. The board of directors requested Bear Stearns to conduct, on behalf of Kroll-O'Gara, an extensive market search of potential bidders to acquire Kroll-O'Gara. Bear Stearns, on behalf of Kroll-O'Gara, contacted more than 30 potential bidders, provided a confidential offering memorandum initially to 13 of those bidders at their request, and provided a confidential offering memorandum to six additional potential bidders who requested one after Kroll-O'Gara's September 23, 1999 announcement that it was considering strategic alternatives. The board of directors considered that, at the end of this sale process, Blackstone had submitted a viable proposal and that it was in the best interests of Kroll-O'Gara and its shareholders to pursue such proposal. In considering whether to proceed with Blackstone, the board of directors considered, among other things, that earnings during the course of the year had not reached market expectations due to a number of factors, including Kroll-O'Gara's inability to make acquisitions. The board of directors also considered that upon the public announcement by Kroll-O'Gara that it was seeking strategic alternatives, including a possible sale of the company, and that earnings would fall short of market expectations, the closing price per share of Kroll-O'Gara common stock decreased from $25.8125 to $14.3125, and had not increased significantly thereafter. The board of directors believed that if Kroll-O'Gara remained independent and was unable to resolve management disagreements, there was significant uncertainty regarding Kroll-O'Gara's future ability to meet market earnings expectations. The board of directors also considered the likelihood that the market price of Kroll-O'Gara common stock would reach $18 per share in light of the above factors. Based on these considerations, the board of directors determined that the transaction proposed by Blackstone was the best available alternative for Kroll-O'Gara.

Reorganization Merger

     Blackstone proposed a structure for the transaction in which Kroll-O'Gara would be reorganized so that the recapitalization merger could be governed by Delaware law. Blackstone concluded that it would be preferable if the recapitalization merger were to occur under the Delaware General Corporation Law rather than the Ohio General Corporation Law. Blackstone preferred the Delaware General Corporation Law as the law to govern the recapitalization merger because of the greater certainty in general regarding the law of mergers under the Delaware General Corporation Law and the greater familiarity of the counsel to the special committee and Blackstone with Delaware rather than Ohio law. In addition, Blackstone was aware that there were precedents from Delaware courts permitting shareholders of a Delaware corporation to receive different forms of consideration in a merger under the Delaware General Corporation Law, while the Ohio General Corporation Law does not address and Ohio courts have not specifically addressed that issue. Accordingly, Blackstone believed that it would be more favorable to effect the recapitalization merger under Delaware law rather than under Ohio law.

     In light of Blackstone's requirement that the transaction be structured in this fashion, the special committee and the board of directors concluded that it was in the best interests of Kroll-O'Gara and its shareholders to effect the reorganization merger as part of an integrated plan to effect the recapitalization merger.

Recapitalization Merger

     At its  November  14,  1999  meeting,  the  special  committee  unanimously determined that the mergers and the cash consideration to be paid to shareholders of Kroll-O'Gara Holdings in the recapitalization merger are fair to, and in the best interests of, the Kroll-O'Gara shareholders, other than the retaining shareholders. In addition, at this meeting the special committee unanimously determined to recommend that the board approve and adopt the merger agreement and to recommend to Kroll-O'Gara shareholders that they approve and adopt the merger agreement. At its November 14, 1999 meeting, the board, after receiving the recommendations of the special committee, unanimously determined, with Howard Smith and Thomas O'Gara abstaining from voting, that the mergers are fair to, and in the best interests of, Kroll-O'Gara and its shareholders and resolved to recommend to Kroll-O'Gara shareholders that they adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement.

     The parties to the merger agreement agreed that the objective of the transaction between Blackstone and Kroll-O'Gara Holdings was to effect the leveraged recapitalization of Kroll-O'Gara Holdings and, as a result, allow an affiliate of Blackstone to own a majority of the common stock of Kroll-O'Gara Holdings following the transaction. Accordingly, the recapitalization merger was structured so that a wholly owned subsidiary of BCP/KROG Acquisition Company, BCP/KROG Merger Corp., would merge with and into Kroll-O'Gara Holdings, with the latter surviving the merger, such that BCP/KROG Acquisition Company would become the owner of up to approximately 92.3% of the common stock of Kroll-O'Gara Holdings and the retaining shareholders would effectively retain not less than approximately 7.7% of the common stock of Kroll-O'Gara Holdings.

     The special committee and the full board of directors, in adopting the recommendations of the special committee, considered a number of factors in recommending and approving the mergers. The following is a list of the material factors considered. The special committee's and the board's respective recommendations are the product of the performance of duties by the respective members of the special committee and the board, in good faith, in a manner reasonably believed to be in or not opposed to the best interests of Kroll-O'Gara, with the care that an ordinarily prudent person in a like position would use under similar circumstances, exercised in light of their fiduciary duties to Kroll-O'Gara shareholders.

1. The special committee considered its familiarity with Kroll-O'Gara's business, financial condition, results of operations, prospects and the nature of the industries in which Kroll-O'Gara operates, including Kroll-O'Gara's prospects if it were to remain independent. The special committee noted that the recent results of operations for Kroll-O'Gara's fiscal quarter ended September 30, 1999 reflected net earnings from continuing operations before merger-related expenses of $.20 per share on a diluted basis compared to the company's previous estimates of net earnings from continuing operations before merger-related expenses of $.22 to $.24 per share on a diluted basis. In considering this factor, the special committee noted that net income for the nine months ended September 30, 1999 was approximately $6.4 million, a decline from net income for the nine months ended September 30, 1998 of approximately $12.0 million, and the special committee was uncertain about Kroll-O'Gara's prospects for improvement in the near term.

2. The special committee considered that the board of directors, with the assistance of Bear Stearns, had reviewed the strategic opportunities available to Kroll-O'Gara and concluded that a transaction involving the entire company was the alternative most likely to maximize shareholder value. In connection with undertaking a sale process, the special committee noted that Bear Stearns had, on behalf of Kroll-O'Gara, conducted an extensive market search of potential bidders by contacting more than 30 potential bidders, by providing a confidential offering memorandum initially to 13 of those bidders at their request, and by providing a confidential offering memorandum to six additional potential bidders who requested one after Kroll-O'Gara's September 23, 1999 announcement that it was considering strategic alternatives. The special committee noted that, at the end of this process, Blackstone was the only remaining interested party that had submitted a viable proposal.

3. The special committee considered the fact that the merger agreement and the transactions contemplated by the merger agreement were the product of arm's-length negotiations between Blackstone and the special committee, none of whose members would be retaining shareholders and therefore none of whom would have any interest in Kroll-O'Gara Holdings. Furthermore, none of the members of the special committee were employed by or affiliated with Kroll-O'Gara, other than in their capacities as directors and other than Wilfred O'Gara, who is currently president and chief operating officer of Kroll-O'Gara but will have no position with Kroll-O'Gara or Kroll-O'Gara Holdings following the mergers.

4. The special committee considered the financial presentation and the oral opinion of Bear Stearns, which was subsequently confirmed in writing, delivered at the November 14, 1999 meeting of the special committee that, as of that date and based upon and subject to the matters described in the written opinion, the cash merger consideration to be received in the recapitalization merger by the holders of the common stock of Kroll-O'Gara Holdings, other than the retaining shareholders and affiliates of Kroll-O'Gara

     Holdings, was fair, from a financial point of view, to those holders. The full text of the Bear Stearns opinion, which states the procedures followed, assumptions made, matters considered and limitations on the review undertaken by Bear Stearns, is attached as Appendix B to this proxy statement and is incorporated in this section by reference. You are urged to, and should, read the opinion of Bear Stearns carefully in its entirety. See "--Opinion of Financial Advisor."

5. The special committee considered that the cash merger consideration of $18 per share represented a premium of $3.188 or 21.5% over the closing price per share of Kroll-O'Gara common stock on November 12, 1999, the last trading day prior to the public announcement of the proposed mergers on November 15, 1999, and a premium of $3.688 or 25.8% over the closing price per share of Kroll-O'Gara common stock on September 24, 1999, the day after the public announcement by Kroll-O'Gara that it was seeking strategic alternatives, including a possible sale of the company and that earnings would fall short of Kroll-O'Gara's third quarter earnings estimates. The cash merger consideration of $18 per share represented a discount of $7.813 or 30.3% to the closing price per share of Kroll-O'Gara common stock on September 23, 1999, the day that Kroll-O'Gara publicly announced that it was seeking strategic alternatives, including a possible sale of the company, and that earnings would fall short of Kroll-O'Gara's third quarter earnings estimates.

6. Based on discussions with Bear Stearns, the special committee considered that the value of the preferred stock to be received (a) by Mr. Kroll would be less than $30.0 million, or the product of $18 times the number of shares of Kroll-O'Gara common stock which he is exchanging for preferred stock and (b) by AIG would be no more than $20.0 million, or the product of $18 times the number of shares of Kroll-O'Gara common stock which it is exchanging for preferred stock. Accordingly, the special committee concluded that neither Mr. Kroll nor AIG would receive a value in excess of the $18 per share to be paid to the unaffiliated shareholders.

7. The special committee considered the terms and conditions of the merger agreement, including the fact that Blackstone's obligation to consummate the merger is conditioned on receipt of financing and upon Blackstone's reasonable satisfaction that the mergers will be able to be recorded as a recapitalization for financial reporting purposes.

8. The special committee considered the nature of the financing arrangements made by Blackstone with Chase, including the receipt by Blackstone of a commitment letter from Chase to arrange, fund, and administer the necessary financing for the mergers, and the terms and conditions of the Chase commitment letter.

9. The special committee considered that BCP/KROG and Kroll-O'Gara were currently reasonably satisfied that the mergers will qualify for recapitalization accounting, and that BCP/KROG will continue to be reasonably satisfied unless it receives a letter from its advisors as to accounting matters stating that, by reason of changed circumstances or additional information not previously made available, there was a reasonable probability that the mergers would not qualify for recapitalization accounting.

10. The special committee considered the equity investment to be made by Blackstone, including the receipt by the board of directors of a commitment letter from Blackstone Capital Partners III providing for an equity contribution to BCP/KROG Acquisition Company on the terms and conditions of the Blackstone commitment letter.

11. The special committee considered the decrease in the price per share to be paid to the unaffiliated shareholders of Kroll-O'Gara, which was originally $20 per share but was subsequently reduced to $18 per share. The special committee considered the articulated reasons for this change, including the anticipated inability of Kroll-O'Gara to achieve the $49 million EBITDA target level for 1999 and a weaker financial performance by Kroll-O'Gara in the third quarter of 1999 than had been expected.

12. The special committee reviewed the possibility of continuing to operate Kroll-O'Gara as a publicly-owned entity, but concluded this was a significantly less desirable alternative in view of the uncertain prospects for Kroll-O'Gara's operating performance and its financing capacity.

13. The special committee considered the provisions in the merger agreement allowing Kroll-O'Gara to furnish information to and participate in discussions with third parties that indicate a willingness to make a superior acquisition proposal and enabling the board of directors, in the exercise of its fiduciary duties, to terminate the merger agreement in order to permit Kroll-O'Gara to enter into a business combination transaction with a third party.

14. The special committee considered the possibility that if a merger transaction with Blackstone were not completed and Kroll-O'Gara remained a publicly traded corporation, a further decline in the market price of Kroll-O'Gara common stock or the stock market in general could cause the price that might be received by the shareholders in the open market or in a future transaction to be significantly less than the $18 per share price to be received by the unaffiliated shareholders in the recapitalization merger.

15. The special committee considered the fact that dissenter's rights under Ohio law or appraisal rights under Delaware law will be available to Kroll-O'Gara shareholders.

16. The special committee considered the fact that the merger agreement contemplates the payment of a termination fee of $13 million by Kroll-O'Gara to an affiliate of Blackstone in some circumstances if the mergers are not completed. In analyzing the termination fee provision, the special committee considered that its effect would be to increase the costs to a third party other than Blackstone of acquiring Kroll-O'Gara if the mergers did not occur for specified reasons. The special committee also considered that Skadden Arps, with the guidance of the special committee, had negotiated a lower termination fee and tighter conditions for payment than those which Blackstone had initially proposed.

17. The special committee considered the possible conflicts of interest arising from the interests of several executive officers, directors and shareholders of Kroll-O'Gara in the mergers. Through its deliberations and its representatives' negotiations, the special committee concluded that these potential conflicts did not affect its conclusions and recommendations to the board of directors. For more information regarding these conflicts of interest, see "--Interests of Certain Persons; Conflicts of Interest."

     In view of the wide variety of factors considered in their evaluation of the merger agreement and the mergers, the special committee and the board of directors did not find it practicable to, and did not, quantify or otherwise assign relative weight to the individual factors considered in reaching their determinations. In considering the factors listed above, the special committee and the board of directors believe that these factors as a whole supported their determination that the recapitalization merger is fair to the unaffiliated shareholders even though factors 7, 11, 16 and 17 detracted from this determination, although factor 7 was somewhat ameliorated by the positive features in factors 8, 9 and 10. Of particular importance to the special committee and the board of directors was the opinion delivered by Bear Stearns to the special committee on November 14, 1999, that as of that date and based on and subject to the matters described in the written opinion, the cash merger consideration to be received in the recapitalization merger by the holders of Kroll O'Gara Holdings common stock, other than the retaining shareholders and affiliates of Kroll-O'Gara Holdings, was fair from a financial point of view to those holders. See "--Opinion of Financial Advisor." The special committee and the board of directors did not attempt to determine the liquidation value of Kroll-O'Gara because there was no intention to liquidate Kroll-O'Gara. The special committee and the board of directors did not give significant weight to the per share book value of Kroll-O'Gara, which on an actual basis was $7.22 at September 30, 1999, because the book value was well below the merger consideration. The special committee and the board of directors did not consider the purchase price paid in previous purchases of Kroll-O'Gara common stock by Kroll-O'Gara or any of its affiliates because there were no such purchases, other than pursuant to the exercise of restricted stock awards and employee stock options. The special committee and the board of directors relied on Bear Stearns' financial analyses for consideration of the historical market prices and the going concern value of Kroll-O'Gara. See "Opinion of Financial Advisor."

     In determining that the mergers are fair to the unaffiliated Kroll-O'Gara shareholders, approving the merger agreement and the transactions contemplated by the merger agreement and recommending that Kroll-O'Gara shareholders adopt the merger agreement, the board of directors considered and specifically adopted the analysis, conclusions and recommendation of the special committee and the factors described above which the special committee took into account in making its recommendation to the board.

     Each of the special committee and the board of directors believes that the mergers are procedurally fair because, among other things:

     (1) the board of directors, prior to the establishment of the special committee, initiated and conducted a thorough review of strategic alternatives for Kroll-O'Gara and all of its shareholders, including an extensive market search and competitive bidding process;

     (2) the special committee consisted of independent directors appointed by the board of directors to represent the interests of, and to negotiate on behalf of, the unaffiliated Kroll-O'Gara shareholders;

     (3) the special committee retained and was advised by its own legal counsel, Skadden Arps, which assisted the special committee in its negotiations and deliberations;

     (4) the special committee retained Bear Stearns to act as its financial advisor and received an opinion from Bear Stearns as to the fairness of the cash merger consideration to unaffiliated shareholders from a financial point of view; and

     (5) the terms,  conditions  and other  provisions  of the merger  agreement
resulted   from  arms'  length   negotiations   among  the  special   committee,
Kroll-O'Gara and Blackstone and their respective advisors.

     The special committee has recommended to the Kroll-O'Gara board of directors, and the Kroll-O'Gara board of directors has approved, the merger agreement and the transactions contemplated by the merger agreement. The Kroll O'Gara board of directors and the special committee believe that the merger agreement and the related transactions are fair to and in the best interests of Kroll-O'Gara and the unaffiliated Kroll-O'Gara shareholders, and recommend that the Kroll-O'Gara shareholders vote "FOR" adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement.

Fairness of the Mergers

     Each of Jules Kroll, Michael Cherkasky and Michael Lennon believes that the mergers are fair to the Kroll-O'Gara unaffiliated shareholders. Messrs. Kroll, Cherkasky and Lennon, however, have not undertaken any formal evaluation of the fairness of the mergers to the Kroll-O'Gara unaffiliated shareholders. Messrs. Kroll, Cherkasky and Lennon did not make specific assessments of, quantify or otherwise assign relative weights to, the specific factors considered in reaching their determination. Their decision was made after consideration of all the factors together. These factors include:

1. The fact that the cash merger consideration of $18 per share represented a premium of $3.188 or 21.5% over the closing price per share of Kroll-O'Gara common stock on November 12, 1999, the last trading day prior to the public announcement of the proposed mergers on November 15, 1999, and a premium of $3.688 or 25.8% over the closing price per share of Kroll-O'Gara common stock on September 24, 1999 immediately after the public announcement by Kroll-O'Gara that it was seeking strategic alternatives, including a possible sale of the company.

2. Kroll-O'Gara's public announcement on September 23, 1999 that it intended to explore possible strategic alternatives, including a possible sale of Kroll-O'Gara. This public announcement, together with the extensive market search performed by Bear Stearns, provided an opportunity for a competitive bidding process. Messrs. Kroll, Cherkasky and Lennon noted that in connection with undertaking a sale process, Bear Stearns had, on behalf of Kroll-O'Gara, conducted an extensive market search of potential bidders by contacting more than 30 potential bidders, by providing a confidential offering memorandum initially to 13 of those bidders at their request, and by providing a confidential offering memorandum to six additional potential bidders who requested one after Kroll-O'Gara's September 23, 1999 announcement that it was considering strategic alternatives and that, at the end of this process, Blackstone was the only remaining interested party and its proposal was viable.

3. The fact that the merger agreement was, to the belief of Messrs. Kroll, Cherkasky and Lennon, the result of arm's length negotiations among Kroll-O'Gara, assisted by its counsel, the special committee, constituting the independent directors of Kroll-O'Gara, assisted by its independent legal advisor, and Blackstone and its counsel.

4. The determination of the special committee and the board of directors that the merger agreement and the related transactions are fair to and in the best interests of Kroll-O'Gara and Kroll-O'Gara unaffiliated shareholders and the unanimous recommendation of the special committee and the board of directors, less abstentions, that Kroll-O'Gara shareholders vote for adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement.

5. Notwithstanding that the opinion of Bear Stearns was intended solely for the information and assistance of the special committee and the board of directors and that Messrs. Kroll, Cherkasky and Lennon are not entitled to rely on it, the fact that, on November 14, 1999, Bear Stearns delivered to the special committee its opinion that, as of that date and based on and subject to the matters described in the written opinion, the cash merger consideration to be received in the recapitalization merger by holders of Kroll-O'Gara Holdings common stock, other than the retaining shareholders and affiliates of Kroll-O'Gara Holdings, was fair from a financial point of view to those holders. See "Opinion of Financial Advisor" for a detailed discussion of this opinion.

6.   The fact that the special committee was comprised of independent  directors
     and   represented   the   interests   of  the   unaffiliated   Kroll-O'Gara
     shareholders.

7. The fact that the special committee retained and received advice from Skadden Arps, as its independent legal advisor, and Bear Stearns, as its financial advisor.

8. The fact that the special committee engaged in extensive deliberations to evaluate the mergers.

9. The fact that any shareholder desiring to do so may exercise and perfect dissenter's rights under Ohio law or appraisal rights under Delaware law and receive "fair value", as determined by the applicable state law, for the shares of common stock which that shareholder holds.

10. The fact that the mergers provide unaffiliated Kroll-O'Gara shareholders with the opportunity to sell their shares of common stock in exchange for the merger consideration without incurring the transaction costs typically associated with market sales.

     Messrs. Kroll, Cherkasky and Lennon did not attempt to determine the liquidation value of Kroll-O'Gara because there was no intention to liquidate Kroll-O'Gara. Messrs. Kroll, Cherkasky and Lennon did not give significant weight to the per share book value of Kroll-O'Gara, which on an actual basis was $7.22 at September 30, 1999, because the book value was well below the merger consideration. Messrs. Kroll, Cherkasky and Lennon did not consider the going concern value of Kroll-O'Gara except to the extent that they believed that the fairness opinion rendered by Bear Stearns was based upon, among other things, a variety of financial and comparative analyses of Kroll-O'Gara. See "Opinion of Financial Advisor." Messrs. Kroll, Cherkasky and Lennon have not purchased any securities of Kroll-O'Gara since 1997, other than pursuant to the exercise of options and restricted stock awards, and therefore they did not consider purchase price paid in previous transactions as a relevant factor.

     Kroll-O'Gara Holdings, Kroll Finance and KER Acquisition believe that the mergers are fair to and in the best interests of the unaffiliated Kroll-O'Gara shareholders. Kroll-O'Gara Holdings, Kroll Finance and KER Acquisition, however, have not undertaken any formal evaluation of the fairness of the mergers to the Kroll-O'Gara unaffiliated shareholders. In determining that the mergers are fair to the unaffiliated Kroll-O'Gara shareholders, approving the merger agreement and the transactions contemplated by the merger agreement and recommending that Kroll-O'Gara shareholders adopt the merger agreement, Kroll-O'Gara Holdings, Kroll Finance and KER Acquisition considered and specifically adopted the analysis, conclusions and recommendation of the special committee and the factors described above which the special committee took into account in making its recommendation to the board. Kroll-O'Gara Holdings, Kroll Finance and KER Acquisition did not attempt to determine the liquidation value of Kroll-O'Gara because there was no intention to liquidate Kroll-O'Gara. Kroll-O'Gara Holdings, Kroll Finance and KER Acquisition did not give significant weight to the per share book value of Kroll-O'Gara, which on an actual basis was $7.22 at September 30, 1999, because the book value was well below the merger consideration. In view of the wide variety of factors considered in their evaluation of the merger agreement and the mergers, Kroll-O'Gara Holdings, Kroll Finance and KER Acquisition did not find it practicable to, and did not, quantify or otherwise assign relative weight to the individual factors considered in reaching their determination.

     Each of BCP/KROG, BCP/KROG Acquisition Company and Blackstone believes that the mergers are fair to the Kroll-O'Gara unaffiliated shareholders. BCP/KROG, BCP/KROG Acquisition Company and Blackstone, however, have not undertaken any formal evaluation of the fairness of the mergers to the Kroll-O'Gara unaffiliated shareholders. BCP/KROG, BCP/KROG Acquisition Company and Blackstone did not make specific assessments of, quantify or otherwise assign relative weights to, the specific factors considered in reaching their determination. Their decision was made after consideration of all the factors together. These factors include:

1. The fact that the cash merger consideration of $18 per share represented a premium of $3.188 or 21.5% over the closing price per share of Kroll-O'Gara common stock on November 12, 1999, the last trading day prior to the public announcement of the proposed mergers on November 15, 1999, and a premium of $3.688 or 25.8% over the closing price per share of Kroll-O'Gara common stock on September 24, 1999 immediately after the public announcement by Kroll-O'Gara that it was seeking strategic alternatives, including a possible sale of the company.

2. Kroll-O'Gara's public announcement on September 23, 1999 that it intended to explore possible strategic alternatives, including a possible sale of Kroll-O'Gara. This public announcement, together with the extensive market search performed by Bear Stearns, provided an opportunity for a competitive bidding process.

3. The fact that the merger agreement was, to the belief of BCP/KROG, BCP/KROG Acquisition Company and Blackstone, the result of arm's length negotiations among Kroll-O'Gara, assisted by its counsel, the special committee, constituting the independent directors of Kroll-O'Gara, assisted by its independent legal advisor, and Blackstone and its counsel.

4. The determination of the special committee and the board of directors that the merger agreement and the related transactions are fair to and in the best interests of Kroll-O'Gara and Kroll-O'Gara unaffiliated shareholders and the unanimous recommendation of the special committee and the board of directors, less abstentions, that Kroll-O'Gara shareholders vote for adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement.

5. Notwithstanding that the opinion of Bear Stearns was intended solely for the information and assistance of the special committee and the board of directors and that BCP/KROG, BCP/KROG Acquisition Company and Blackstone are not entitled to rely on it, the fact that, on November 14, 1999, Bear Stearns delivered to the special committee its opinion that, as of that date and based on and subject to the matters described in the written opinion, the cash merger consideration to be received in the recapitalization merger by holders of Kroll-O'Gara Holdings common stock, other than the retaining shareholders and affiliates of Kroll-O'Gara Holdings, was fair from a financial point of view to those holders. See "Opinion of Financial Advisor" for a detailed discussion of this opinion.

6.   The fact that the special committee was comprised of independent  directors
     and   represented   the   interests   of  the   unaffiliated   Kroll-O'Gara
     shareholders.

7. The fact that the special committee retained and received advice from Skadden Arps, as its independent legal advisor, and Bear Stearns, as its financial advisor.

8. The fact that the special committee engaged in extensive deliberations to evaluate the mergers.

9. The fact that any shareholder desiring to do so may exercise and perfect dissenter's rights under Ohio law or appraisal rights under Delaware law and receive "fair value", as determined by the applicable state law, for the shares of common stock which that shareholder holds.

10. The fact that the mergers provide unaffiliated Kroll-O'Gara shareholders with the opportunity to sell their shares of common stock in exchange for the merger consideration without incurring the transaction costs typically associated with market sales.

     BCP/KROG, BCP/KROG Acquisition Company and Blackstone did not attempt to determine the liquidation value of Kroll-O'Gara because there was no intention to liquidate Kroll-O'Gara. BCP/KROG, BCP/KROG Acquisition Company and Blackstone did not give significant weight to the per share book value of Kroll-O'Gara, which on an actual basis was $7.22 at September 30, 1999, because the book value was well below the merger consideration. BCP/KROG, BCP/KROG Acquisition Company and Blackstone have not purchased any securities of Kroll-O'Gara in any previous transactions and therefore did not consider purchase price paid in previous transactions as a relevant factor.

     BCP/KROG, BCP/KROG Acquisition Company and Blackstone did not rely on any reports, opinions or appraisals of any third party in arriving at their proposal accepted by Kroll-O'Gara.

     Each of Jules Kroll, Michael Cherkasky, Michael Lennon, Kroll-O'Gara, Kroll-O'Gara Holdings, Kroll Finance, KER Acquisition, BCP/KROG, BCP/KROG Acquisition Company and Blackstone believes that the mergers are procedurally fair because, among other things:

     (1) the board of directors, prior to the establishment of the special committee, initiated and conducted a thorough review of strategic alternatives for Kroll-O'Gara and all of its shareholders, including an extensive market search and competitive bidding process;

     (2) the special committee consisted of independent directors appointed by the board of directors [to represent the interests of, and to negotiate on behalf of, the unaffiliated Kroll-O'Gara shareholders;

     (3) the special committee retained and was advised by its own legal counsel, Skadden Arps, which assisted the special committee in its negotiations and deliberations;

     (4) the special committee retained Bear Stearns to act as its financial advisor and received an opinion from Bear Stearns as to the fairness of the cash merger consideration to unaffiliated shareholders from a financial point of view; and

     (5) the terms,  conditions  and other  provisions  of the merger  agreement
resulted   from  arms'  length   negotiations   among  the  special   committee,
Kroll-O'Gara and Blackstone and their respective advisors.

     Each of Jules Kroll, Michael Cherkasky, Michael Lennon, Kroll-O'Gara, Kroll-O'Gara Holdings, Kroll Finance, KER Acquisition, BCP/KROG, BCP/KROG Acquisition Company and Blackstone believes that the foregoing provides a reasonable basis for the belief that the mergers are fair to the unaffiliated Kroll-O'Gara shareholders despite the fact that the mergers do not require the affirmative vote of a majority of the unaffiliated shareholders.

Opinion of Financial Advisor

     Bear Stearns has acted as the financial advisor to the special committee and the board of directors of Kroll-O'Gara in connection with the mergers.

     Bear Stearns is an internationally recognized investment banking firm that has substantial experience in transactions similar to the mergers. Bear Stearns, as part of its investment banking business, is continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other purposes. Kroll-O'Gara retained Bear Stearns based on its qualifications, expertise and reputation in providing advice to companies regarding transactions similar to the mergers and because it is familiar with Kroll-O'Gara and its business.

     As part of Bear Stearns' engagement as financial advisor, the special committee and the board of directors of Kroll-O'Gara requested that Bear Stearns evaluate the fairness, from a financial point of view, to the holders of the common stock of Kroll-O'Gara Holdings, other than the retaining shareholders and affiliates of Kroll-O'Gara Holdings, of the cash merger consideration to be received by those holders in the recapitalization merger. On November 14, 1999, Bear Stearns delivered its oral opinion, which was subsequently confirmed in writing, that, as of that date and based on and subject to the matters described in the written opinion, the cash merger consideration to be received in the recapitalization merger by the holders of the common stock of Kroll-O'Gara Holdings, other than the retaining shareholders and affiliates of Kroll-O'Gara Holdings, was fair, from a financial point of view, to those holders.

     The full text of Bear Stearns' opinion, which states the procedures followed, assumptions made, matters considered and limitations on the review undertaken, is attached as Appendix B in this proxy statement and is incorporated by reference into this proxy statement. The summary of the opinion below is qualified by reference to its text. Kroll-O'Gara shareholders are urged to read the opinion carefully in its entirety. The opinion was directed to the special committee and the board of directors of Kroll-O'Gara for their information regarding their consideration of the mergers and relates only to the fairness, from a financial point of view, of the cash merger consideration to be received by the holders of the common stock of Kroll-O'Gara Holdings, other than the retaining shareholders and affiliates of Kroll-O'Gara Holdings, does not address any other aspect of the mergers or any related transaction, does not address Kroll-O'Gara's underlying business decision to effect the mergers, does not constitute a recommendation to the special committee or the board of directors of Kroll-O'Gara, and does not constitute a recommendation to any shareholder as to any matter relating to the mergers.

     A copy of Bear Stearns' written presentation to the special committee of Kroll-O'Gara has been attached as an exhibit to Kroll-O'Gara's Rule 13e-3 transaction statement filed with the Securities and Exchange Commission which relates to the mergers and will be available for inspection and copying at the principal executive offices of Kroll-O'Gara during regular business hours by any interested Kroll-O'Gara shareholder or any representative of the shareholder who has been so designated in writing and may be inspected and copied at the office of, and obtained by mail from, the Securities and Exchange Commission.

     Although Bear Stearns evaluated the fairness, from a financial point of view, of the cash merger consideration to be received by the holders of the common stock of Kroll-O'Gara Holdings, other than the retaining shareholders and affiliates of Kroll-O'Gara Holdings, the cash merger consideration itself was determined by Kroll-O'Gara and Blackstone through arm's-length negotiations. Kroll-O'Gara did not provide specific instructions to, or place any limitations on, Bear Stearns regarding the procedures to be followed or factors to be considered by Bear Stearns in performing its analyses or rendering its opinion.

     In arriving at its opinion, Bear Stearns:

     o reviewed a draft dated November 14, 1999 of the merger agreement, a draft dated November 11, 1999 of the voting, sale and retention agreement, the terms of each series of preferred stock stated in a draft dated November 14, 1999 of the form of Certificate of Incorporation of Kroll-O'Gara Holdings and other agreements related to the mergers, in each case as updated by discussions with representatives of Kroll-O'Gara;

     o reviewed publicly available business and financial information relating to Kroll-O'Gara, including Kroll-O'Gara's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and

          Kroll-O'Gara's Quarterly Reports on Form 10-Q for the periods ended March 31, 1999 and June 30, 1999 and a draft dated November 13, 1999 of Kroll-O'Gara's Quarterly Report on Form 10-Q for the period ended September 30, 1999;

     o reviewed operating and financial information, including estimates, provided to or discussed with Bear Stearns by the management of Kroll-O'Gara relating to Kroll-O'Gara's business and prospects;

     o    met with some members of  Kroll-O'Gara's  senior management to discuss
          Kroll-O'Gara's   business,   operations,   historical   and  projected
          financial results and future prospects;

     o reviewed the historical stock prices, valuation parameters and trading volume of Kroll-O'Gara common stock;

     o reviewed publicly available financial data, stock market performance data and valuation parameters of companies whose operations Bear Stearns considered generally relevant in evaluating Kroll-O'Gara;

     o    reviewed  the  terms  of  recent   selected   merger  and  acquisition
          transactions   which  Bear  Stearns  deemed   generally   relevant  in
          evaluating the recapitalization merger;

     o performed discounted cash flow analyses based on the estimates for Kroll-O'Gara furnished to Bear Stearns; and

     o considered other information and conducted other studies, analyses, inquiries and investigations as Bear Stearns deemed appropriate.

     In the course of its review, Bear Stearns relied on and assumed, without independent verification, the accuracy and completeness of the financial and other information, including, without limitation, the estimates provided to or discussed with Bear Stearns by Kroll-O'Gara. Regarding Kroll-O'Gara's estimated financial results, Bear Stearns was advised that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of Kroll-O'Gara as to the expected future performance of Kroll-O'Gara. Bear Stearns did not assume any responsibility for the independent verification of any of the information or of the estimates provided to or discussed with it, and Bear Stearns relied on the assurances of senior management of Kroll-O'Gara that they were unaware of any facts that would make the information or estimates provided to or discussed with Bear Stearns incomplete or misleading. Bear Stearns was advised by representatives of Kroll-O'Gara, and therefore assumed, that the final terms of the merger agreement and the voting, sale and retention agreement would not vary materially from those stated in the drafts reviewed by Bear Stearns, as updated by discussions with representatives of Kroll-O'Gara. Bear Stearns assumed, with Kroll-O'Gara's consent, that, in all respects material to Bear Stearns' analysis, the representations and warranties contained in the merger agreement and the voting, sale and retention agreement were true and correct, the conditions to the mergers would be met and the mergers would be consummated on the terms and conditions contemplated in the merger agreement and the voting, sale and retention agreement.

     In preparing its opinion to the special committee and the board of directors of Kroll-O'Gara, Bear Stearns performed a variety of financial and comparative analyses, including those described below. The summary of Bear Stearns' analyses is not a complete description of the analyses underlying its opinion. The preparation of an opinion is a complex process involving various judgments and determinations as to the most appropriate and relevant assumptions and financial analyses and the application of those methods to the particular circumstances and, therefore, Bear Stearns' opinion is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Bear Stearns made qualitative judgments as to the significance and relevance of each analysis and factor considered by it and did not attribute particular weight to any one analysis or factor. Bear Stearns did not form an opinion as to whether any individual analysis or factor, positive or negative, considered in isolation, supported or failed to support its opinion. In particular, the results of some analyses, in isolation, may reflect an implied value per share that is higher or lower than the cash merger consideration of $18. Bear Stearns believes, however, that taking into account the totality of all of the factors which it considered and its analyses performed in connection with its opinion and ascribing appropriate qualitative significance and relevance to each of those factors and analyses collectively supported its determination as to the fairness of the cash merger consideration from a financial point of view. Accordingly, Bear Stearns believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or of the summary described below or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

     In arriving at its opinion, Bear Stearns did not perform or obtain any independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of Kroll-O'Gara, nor was Bear Stearns furnished with any evaluations or appraisals. During the course of its engagement, Bear Stearns was asked by the board of directors to solicit indications of interest from various third parties regarding a potential transaction with Kroll-O'Gara, and Bear Stearns considered the results of those solicitations in rendering its opinion. Bear Stearns' opinion was necessarily based on information available to it, and financial, economic, market and other conditions as they existed and could be evaluated on the date of its opinion.

     The following is a summary of the material analyses underlying Bear Stearns' opinion dated November 14, 1999 delivered to the special committee and the board of directors in connection with the mergers. The financial analyses summarized below include information presented in tabular format. In order to fully understand Bear Stearns' financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Bear Stearns' financial analyses.

     Comparison to Selected Public Companies.

     Bear Stearns compared the financial and stock market performance data of Kroll-O'Gara to corresponding data of the following selected public companies in the business information/consulting and security products/services industries:

   Business Information/Consulting      Security Products/Services
   -------------------------------      --------------------------

   ChoicePoint Inc.                     Armor Holdings, Inc.
   The Dun & Bradstreet Corporation     Burns International Services Corporation
   Gartner Group, Inc.                  Checkpoint Systems, Inc.
   ICTS International N.V.              ITI Technologies, Inc.
   Landauer, Inc.                       Pittston-Brink's Group
   Navigant Consulting, Inc.            The Wackenhut Corporation
   Shared Medical Systems Corporation

Bear Stearns compared enterprise values, calculated as equity value plus debt, preferred stock and minority interests less cash and cash equivalents, of the selected companies and Kroll-O'Gara as multiples of latest 12 months sales, earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA, and earnings before interest and taxes, commonly referred to as EBIT. Bear Stearns also compared stock prices of the selected companies and Kroll-O'Gara as multiples of estimated calendar years 1999 and 2000 earnings per share, commonly referred to as the P/E ratio. This analysis indicated the following multiples for the selected companies based on their latest 12 months sales, EBITDA, and EBIT and estimated calendar years 1999 and 2000 earnings per share, as compared to corresponding multiples for Kroll-O'Gara and multiples for Kroll-O'Gara implied by the cash merger consideration of $18 per share:

                                                              Enterprise Value as a Multiple of

                                                                           Latest 12 Months                        P/E Ratios
                                                                           ----------------                        ----------
                                                                   Sales        EBITDA         EBIT          CY1999E        CY2000E
                                                                   -----        ------         ----          -------        -------
Range of Business Information/Consulting Industry             0.23x - 5.24x  5.0x - 10.3x  6.6x - 15.4x  11.9x - 24.9x  9.4x - 19.8x

Harmonic Mean of Business Information/ Consulting Industry       0.96x           7.4x         9.3x           15.8x         13.6x

Range of Security Products/Services Industry                  0.11x - 2.03x   3.7x - 8.7x  4.7x - 10.9x   7.7x - 15.2x  7.0x - 11.8x

Harmonic Mean of Security Products/Services Industry             0.33x           5.0x         7.2x           10.9x          9.2x

Overall Harmonic Mean                                            0.52x           6.1x         8.2x           13.1x         11.1x

11/11/99 Stock Price  (Kroll-O'Gara)(1)                          1.31x           9.3x        13.0x           17.4x         14.8x

11/11/99 Stock Price (Kroll-O'Gara)(2)                            NA              NA           NA            21.5x         15.5x

Cash Merger Consideration (Kroll-O'Gara)(1)                      1.51x          10.5x        15.1x           20.2x         17.1x

Cash Merger Consideration (Kroll-O'Gara) (2)                      NA              NA           NA            25.1x         18.0x

---------------------------------------------------------------
     1. Earnings per share based on publicly available research analysts' estimates.
     2.   Earnings per share based on Kroll-O'Gara estimated financial data.

     All multiples were based on closing stock prices on November 11, 1999, except in the case of Kroll-O'Gara where the multiples were also based on the cash merger consideration. Estimated financial data for the selected companies and Kroll-O'Gara were based on publicly available research analysts' estimates and, in the case of Kroll-O'Gara, Kroll-O'Gara estimated financial data. The harmonic mean measurement gives equal weight to equal dollar investments in the securities whose ratios are being averaged and is calculated by using the reciprocals of the multiples. For example, the harmonic mean of price-to-earnings ratios of 10 and 20 is calculated by taking the reciprocals of 10 and 20 (i.e., 0.10 and 0.05), averaging them (i.e., 0.075) and taking the reciprocal of 0.075 (i.e., a harmonic mean of 13.3). By comparison, the arithmetic mean of these two numbers is 15. The arithmetic mean gives greater weight to stocks with higher price-to-earnings ratios than the harmonic mean.

     Bear Stearns chose the selected companies because they have general business, operating and financial characteristics similar to those of Kroll-O'Gara. However, Bear Stearns noted that none of the selected companies described above is directly comparable to Kroll-O'Gara. Accordingly, Bear Stearns did not rely solely on the mathematical results of the analysis but also made qualitative judgments concerning differences in financial and operating characteristics of Kroll-O'Gara and the selected companies that could affect the values of each.

     Hypothetical Future Stock Price Analysis.

     Bear Stearns performed a hypothetical future stock price analysis on Kroll-O'Gara based on estimated financial data for calendar years 2000 and 2001 provided to Bear Stearns by Kroll-O'Gara. This analysis was based on two sets of assumptions provided by Kroll-O'Gara to Bear Stearns, one in which Kroll-O'Gara consummated several acquisitions during the relevant period and another in which Kroll-O'Gara did not consummate those acquisitions during that period. Using estimates of earnings per share for calendar years 2000 and 2001, based on this estimated financial data and assumed multiples of price to earnings of 15.0x to 20.0x, which were believed to represent a reasonable estimate of the range of multiples of price to earnings for Kroll-O'Gara based upon price to earnings characteristics of Kroll-O'Gara and the selected companies, and applying a discount rate of 14%, Kroll-O'Gara's estimated cost of equity capital, this analysis indicated the following:

                                                                                      Present Value
                                                  Hypothetical Future             of Hypothetical Future
                                                      Stock Price                      Stock Price
 Implied Per Share Equity Reference Range
   With Acquisitions
         November 2000                           $15.04    to     $20.06          $13.19   to     $17.59
         November 2001                           $19.49    to     $25.98          $14.99   to     $19.99
   Without Acquisitions
         November 2000                           $13.05    to     $17.41          $11.45   to     $15.27
         November 2001                           $15.96    to     $21.28          $12.28   to     $16.38

     Discounted Cash Flow Analysis.

     Bear Stearns performed a discounted cash flow analysis on Kroll-O'Gara in order to estimate the present value of the unlevered after-tax free cash flows that Kroll-O'Gara could produce on a stand-alone basis. Bear Stearns analyzed estimated free cash flows for calendar years 2000 through 2004, both with and without potential acquisitions, based on estimates provided by Kroll-O'Gara. Ranges of terminal values for the discounted cash flows were estimated using multiples of terminal year 2004 EBITDA of 7.5x to 9.5x, which were believed to represent a reasonable estimate of the range of multiples of EBITDA, based upon Kroll-O'Gara's margins and growth prospects at the end of the projected period. Bear Stearns then discounted to present value the free cash flow streams and terminal values using discount rates of 12.0% to 14.0%. These discount rates were based on Kroll-O'Gara's estimated weighted average cost of capital. This analysis indicated the following per share equity reference ranges after adjustment for net debt and option proceeds:


                                             Per Share Equity Reference
                                                        Range

     With Acquisitions                       $19.80       -      $27.96
     Without Acquisitions                    $15.44       -      $20.41

     Selected Mergers and Acquisitions Analysis.

     Using publicly available information, Bear Stearns analyzed the purchase prices and implied transaction multiples proposed to be paid, at the time of announcement, in the following selected merger and acquisition transactions in the business information/consulting, home security monitoring and special vehicle components industries:


                 Selected Business Information/Consulting Transactions
                 -----------------------------------------------------
              Acquiror                                          Target
              --------                                          ------

              Securitas AB                             Pinkerton's, Inc.
              The Metzler Group, Inc.                  LECG, Inc.
              The O'Gara Company                       Kroll Holdings, Inc.
              Electronic Data Systems Corporation      AT Kearney, Inc.
              Aegis Group plc                          Market Facts, Inc.

                 Selected Home Security Monitoring Transactions
                 ----------------------------------------------
              Acquiror                                          Target
              --------                                          ------

              Tyco International Ltd.             Holmes Protection Group, Inc.
              Tyco International Ltd.             ADT Limited
              Ameritech Corporation               Republic Security Co. Holdings
              Western Resources, Inc.             Westinghouse Security Systems


                 Selected Specialty Vehicle Components Transactions
                 -------------------------------------------------
              Acquiror                                          Target
              --------                                          ------

              Dura Automotive Systems, Inc.       Excel Industries, Inc.
              Lund International Holdings, Inc.   Deflecta-Shield Corporation


     Bear Stearns compared transaction values, calculated as the amount proposed to be paid, at the time of announcement, in each transaction for the equity of the target company, plus total debt, preferred stock and minority interests, less cash and cash equivalents, of the selected transactions and the recapitalization merger as multiples of latest 12 months revenues, EBITDA and EBIT, as well as equity values, calculated as the amount proposed to be paid, at the time of announcement, in each transaction for the equity of the target company, of the selected transactions and the recapitalization merger as multiples of latest 12 months net income. All multiples for the selected transactions were based on financial information available at the time of the announcement of the relevant transaction and data for the latest 12 months reflected data for the 12 months preceding the date of announcement of the transaction. This analysis indicated the following multiples for the selected merger and acquisition transactions based on their latest 12 months revenues, EBITDA, EBIT and net income, as compared to corresponding multiples for Kroll-O'Gara implied by the cash merger consideration of $18 per share:

                                                                                                                       Equity Value
                                                                              Enterprise Value as a Multiple of        as a Multiple
                                                                                     Latest 12 Months                   of Latest
                                                                                     ----------------                   12 Months
                                                                                                                        ---------

                                                                      Revenues       EBITDA           EBIT             Net Income
                                                                      --------       ------           ----             ----------


Range for Business Information/Consulting Industry                    0.4x - 5.0x    9.4x - 25.9x     14.9x -28.3x     30.8x - 57.2x

Harmonic Mean of Business Information/Consulting Industry             0.9x           11.4x            17.8x            40.1x
(excluding LECG)

Range for Home Security Monitoring Industry                           2.3x - 6.0x    13.0x - 33.0x    26.5x - 36.6x    NA(1)

Harmonic Mean of Home Security Monitoring Industry                    3.5x           18.6x            30.7x            NA(1)

Range for Specialty Vehicle Components                                0.5x - 1.2x    7.0x - 9.0x      12.7x - 13.7x    17.7x - 22.8x

Harmonic Mean of Specialty Vehicle Components Industry                0.7x           7.9x             13.2x            19.9x

Overall Harmonic Mean (excluding LECG)                                1.2x           11.2x            18.2x            26.6x

Cash Merger Consideration (Kroll-O'Gara)                              1.5x           10.5x            15.1x            24.3x

-----------------------------------------------------------
1. Net income for the selected companies was negative or unavailable.

     No company or transaction used in the above analysis is directly comparable to Kroll-O'Gara or the mergers. Accordingly, Bear Stearns did not rely solely on the mathematical results of the analysis but also made qualitative judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the acquisition value of the companies and Kroll-O'Gara.

     Sum-of-the-Parts Analysis.

     Bear Stearns reviewed each of Kroll-O'Gara's primary business segments to derive enterprise, aggregate, equity and per share equity reference ranges for Kroll-O'Gara. This analysis was based on estimated financial data of each business segment for calendar years 1999 and 2000 provided to Bear Stearns by Kroll-O'Gara. Bear Stearns derived these approximate reference ranges by:

     (1) in the case of Kroll Risk Consulting Services, the new name for the Investigations and Intelligence Group following the mergers, a review of revenue, EBITDA, and net income multiples observed in the business information/consulting industry, with particular reference to ChoicePoint Inc., implied transaction multiples paid in the business information/consulting industry and discounted cash flow analysis;

     (2) in the case of the Security Products and Services Group, a review of EBITDA and net income multiples observed in the security products/services industry with particular reference to Armor Holdings, implied transaction multiples paid in the specialty vehicle components industry and discounted cash flow analysis; and

     (3) in the case of the Information Security Group, a review of calendar year 2000 revenue multiples observed in the computer security and software services industry and the technology consulting services industry and discounted cash flow analysis.

     This analysis indicated the following:

                                                  Implied Reference Range
                                                  -----------------------
      Enterprise                               $410.0 million to $582.0 million
      Aggregate Equity                         $363.1 million to $546.5 million
      Per Share Equity                                 $15.84 to $23.23


     Other Analyses.

     Bear Stearns conducted other analyses as it deemed appropriate, including reviewing historical stock performance for Kroll-O'Gara and historical and estimated financial and operating data for Kroll-O'Gara.

     The analyses performed by Bear Stearns, particularly those based on estimates, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than results suggested by those analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Bear Stearns' analyses are inherently subject to substantial uncertainty. The analyses were prepared solely as part of Bear Stearns' analysis of the fairness, from a financial point of view, of the cash merger consideration to be received in the recapitalization merger by the holders of the common stock of Kroll-O'Gara Holdings, other than the retaining shareholders and affiliates of Kroll-O'Gara Holdings.

     Bear Stearns' opinion and financial analyses were only one of many factors considered by the special committee and the board of directors of Kroll-O'Gara in their evaluation of the mergers, and should not be viewed as determinative of the views of the special committee, the board of directors or the management of Kroll-O'Gara with respect to the cash merger consideration or the mergers.

     In the ordinary course of business, Bear Stearns may actively trade the debt and equity securities of Kroll-O'Gara for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in those securities. Bear Stearns has previously rendered investment banking and financial advisory services unrelated to the mergers to Kroll-O'Gara and affiliates of Blackstone for which Bear Stearns received customary compensation and, from time to time, provides investment banking and financial advisory services unrelated to the mergers to affiliates of Blackstone for which Bear Stearns would receive customary compensation.

     Under a letter agreement dated June 29, 1999, entered into by Kroll-O'Gara and Bear Stearns, Kroll-O'Gara agreed to pay Bear Stearns:

     (1) a fee of $150,000 on execution of the engagement letter;

     (2) an additional fee of $750,000 upon the rendering of the opinion by Bear Stearns; and

     (3) a fee on closing of the mergers equal to 0.75% of the total consideration paid in the mergers, less a credit for fees previously paid.

Kroll-O'Gara has agreed to reimburse Bear Stearns for all out-of-pocket expenses reasonably incurred by Bear Stearns, including reasonable fees and disbursements of counsel, and of other consultants and advisors retained by Bear Stearns with the prior written consent of Kroll-O'Gara, regarding its engagement. Kroll-O'Gara has agreed to indemnify Bear Stearns and related persons against liabilities in connection with the engagement of Bear Stearns, including liabilities under the federal securities laws.

Interests of Certain Persons; Conflicts of Interest

     Several officers and directors of Kroll-O'Gara and its subsidiaries and some Kroll-O'Gara shareholders have interests which may have presented and may present them with potential conflicts of interests relating to the mergers. The special committee and the board of directors were aware of the matters described below and considered them in addition to the other matters described under " - Reasons for the Mergers; Recommendations to Shareholders." The following is a summary of the interests in the mergers of these persons that may be different from yours.

Retaining Shareholders

     The voting, sale and retention agreement and the merger agreement provide that the retaining shareholders will receive consideration in the recapitalization merger that is different from the $18 cash merger consideration per share that unaffiliated Kroll-O'Gara shareholders will receive. Specifically, the voting, sale and retention agreement provides the following:

     o Regarding his 2,879,991 shares of Kroll-O'Gara common stock, Jules Kroll will (1) sell 546,657 shares to BCP/KROG Acquisition Company for $9,839,826, representing a purchase price of $18 per share, which is the cash merger consideration, immediately prior to the reorganization merger; (2) receive 666,667 shares of Kroll-O'Gara Holdings common stock in the reorganization merger, which he will retain following the recapitalization merger instead of receiving cash; and (3) receive 1,666,667 shares of Kroll-O'Gara Holdings common stock in the reorganization merger, which will be converted into 15,000 shares of Kroll-O'Gara Holdings series C preferred stock, having an aggregate stated value of $15.0 million, and 15,000 shares of Kroll-O'Gara Holdings series D preferred stock having an aggregate stated value of $15.0 million, in the recapitalization merger instead of receiving cash. For a description of the terms of the series C preferred stock and series D preferred stock, see "Description of Kroll-O'Gara Holdings Capital Stock--Preferred Stock."

     o Regarding his 28,410 shares of Kroll-O'Gara common stock, Michael Cherkasky will (1) sell 5,000 shares to BCP/KROG Acquisition Company for $90,000, representing a purchase price of $18 per share, which is the cash merger consideration, immediately prior to the reorganization merger; and (2) receive 23,410 shares of Kroll-O'Gara Holdings common stock in the reorganization merger, which he will retain following the recapitalization merger instead of receiving cash.

     o Regarding his 355,000 shares of Kroll-O'Gara common stock, Michael Shmerling will (1) sell 180,000 shares to BCP/KROG Acquisition Company for $3,240,000, representing a purchase price of $18 per share, which is the cash merger consideration, immediately prior to the reorganization merger; and (2) receive 175,000 shares of Kroll-O'Gara Holdings common stock in the reorganization merger; which he will retain following the recapitalization merger instead of receiving cash.

     o    Regarding its 1,444,212 shares of Kroll-O'Gara  common stock, AIG will
          (1) sell 333,101 shares to BCP/KROG Acquisition Company for $5,995,816, representing a purchase price of $18 per share, which is the cash merger consideration, immediately prior to the reorganization merger; and (2) receive 1,111,111 shares of Kroll-O'Gara Holdings common stock in the reorganization merger, which will be converted into 20,000 shares of Kroll-O'Gara Holdings series A preferred stock having a an aggregate stated value of $20.0 million in the recapitalization merger, instead of receiving cash. For a description of the terms of the series A preferred stock, see "Description of Kroll-O'Gara Holdings Capital Stock - Preferred Stock."

In addition, we note the following:

     o We expect that, between the date of this proxy statement and the closing of the mergers, more senior managers of Kroll-O'Gara and its subsidiaries will join the group of retaining shareholders who will sell a portion of their shares to BCP/KROG Acquisition Company prior to the reorganization merger and retain a portion of their shares after the recapitalization merger. At the closing of the recapitalization merger, this group will own not less than approximately 7.7% of the shares of Kroll-O'Gara Holdings common stock.

     o On the closing of the recapitalization merger, the retaining shareholders other than AIG will enter into a stockholders' agreement with BCP/KROG Acquisition Company. The stockholders' agreement will contain transfer restrictions, registration rights for the retaining shareholders and BCP/KROG Acquisition Company and other customary provisions regarding Kroll-O'Gara Holdings common stock. For more information, see "The Stockholders' Agreement." In addition, we have included a copy of the form of the stockholders' agreement as Appendix G to this proxy statement.

Preferred Stock

     In connection with the mergers, Kroll-O'Gara Holdings will authorize and/or issue the following four series of preferred stock, representing 130,000 shares of preferred stock. The four series of preferred stock will rank equally with each other.

Series A Preferred Stock

     In connection with the mergers and under the voting, sale and retention agreement, Kroll-O'Gara Holdings will issue 20,000 shares of 13% Cumulative
Participating Preferred Stock, Series A to AIG as merger consideration in exchange for the 1,111,111 shares of Kroll-O'Gara Holdings common stock that it will own following the reorganization merger.

Dividend Rights

     Dividends will be payable on the series A preferred stock annually, commencing on the first anniversary of the effective date of the recapitalization merger, in an amount equal to (1) 13% of the liquidation preference (which is $1,000 per share, plus accrued and unpaid dividends) as of the first day of the applicable dividend period plus (2) the amount of any cash or non-cash dividends (with the latter being paid in kind), if any, paid on the participation number of shares of Kroll-O'Gara Holdings common stock, as described below, during the dividend period then ending. Dividends will accrue regardless of whether or not Kroll-O'Gara Holdings has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Dividends will be cumulative from the date of issuance of the shares of series A preferred as to which the dividend is being paid. Dividends payable under clause (1) of this paragraph may be paid in cash and/or in shares of series B preferred stock at the option of the Kroll-O'Gara Holdings board of directors.

     No dividends will be declared or paid on any series of preferred stock ranking, as to dividends, equally with or junior to the series A preferred stock for any period unless cumulative dividends have been declared or paid on series A preferred stock for all prior periods. When dividends are not paid in full, all dividends declared upon shares of series A preferred stock and any other series of preferred stock ranking as to dividends equally with series A preferred stock will be declared proportionately in the same ratio that the amount of accrued and unpaid dividends per share on the shares of series A preferred stock and those other series of preferred stock bear to each other.

     Unless cumulative dividends on all outstanding shares of series A preferred stock have been paid, (1) no dividend (other than a dividend payable in Kroll-O'Gara Holdings common stock or any other stock ranking junior to series A preferred stock or a dividend on a proportional basis as described in the previous paragraph) will be declared upon the Kroll-O'Gara Holdings common stock or other stock ranking equally with or junior to series A preferred stock and
(2) Kroll-O'Gara Holdings will not redeem Kroll-O'Gara Holdings common stock or other stock ranking equally with or junior to series A preferred stock.

     Redemption

     Any time on or after the effective date of the recapitalization merger, Kroll-O'Gara Holdings at its option may redeem all or part of the outstanding series A preferred stock at a price per share equal to (1) the liquidation preference as of the redemption date plus (2) the participation number of shares of Kroll-O'Gara Holdings common stock as of the redemption date. If less than all shares of the series A preferred stock are to be redeemed, the Kroll-O'Gara Holdings board of directors may elect to redeem a number of shares as determined by lot or on a proportional basis. At any time on and after the twelfth anniversary of the effective date of the recapitalization merger, a holder of series A preferred stock may require Kroll-O'Gara Holdings to redeem the preferred stock at the redemption price described in the previous sentence. If any dividends on series A preferred stock are in arrears, Kroll-O'Gara Holdings will not redeem (except pursuant to a purchase or exchange offer made on the same terms to all holders of outstanding shares of series A preferred stock) series A preferred stock unless all outstanding shares of the preferred stock are simultaneously redeemed.

     Voting Rights

     The series A preferred stock will not be entitled to vote except as follows. The vote of the holders of 66 2/3% (unless the consent of a greater number of shares is required by law) of the outstanding shares of series A preferred stock, voting as a separate class, will be necessary to approve an amendment to the certificate of incorporation of Kroll-O'Gara Holdings that would adversely affect the holders of series A preferred stock. The vote of the holders of 66 2/3% (unless the consent of a greater number of shares is required by law) of the outstanding shares of series A preferred stock and all other parity series of preferred stock, voting as a single class, will be necessary to authorize issuance of any class of stock of Kroll-O'Gara Holdings ranking senior to the shares of series A preferred stock, or the reclassification of any authorized stock into those senior shares or any security convertible into or exercisable for those senior shares.

     Liquidation

     Upon the dissolution, liquidation or winding up of Kroll-O'Gara Holdings, the holders of series A preferred stock will be entitled to receive (before any distribution is made on the common stock or any other junior class of stock) payment of the liquidation preference, which is defined as $1,000 per share, plus accrued and unpaid dividends. In addition, the holders of series A preferred stock will be entitled to receive securities, cash or other property in an amount equal to the securities, cash or other property that would be receivable by a holder of the "participation number" of shares of Kroll-O'Gara Holdings common stock. For series A preferred stock, the per share participation number is the quotient obtained by dividing (1) a number representing 1.6% of fully diluted shares at the closing of the recapitalization merger (without regard to newly granted options) by (2) 20,000. The participation number will be adjusted if there is a subdivision, stock split or combination of Kroll-O'Gara Holdings common stock.

Series B Preferred Stock

     In connection with the mergers and under the voting, sale and retention agreement, Kroll-O'Gara Holdings will issue up to 80,000 shares of 13% Cumulative Preferred Stock, Series B to AIG in the future, if at all, only as payment of a portion of the dividend on the series A preferred stock which is not paid in cash, at the option of the board of directors of Kroll-O'Gara Holdings.

     Dividend Rights

     Dividends will be payable on the series B preferred stock annually, commencing on the first anniversary of the effective date of the recapitalization merger, in an amount equal to 13% of the liquidation preference (which is $1,000 per share, plus accrued and unpaid dividends) as of the first day of the applicable dividend period. Dividends will accrue regardless of whether or not Kroll-O'Gara Holdings has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Dividends will be cumulative from the date of issuance of the shares of series B preferred as to which the dividend is being paid. Dividends may be paid in cash and/or in shares of series B preferred stock at the option of the Kroll-O'Gara Holdings board of directors.

     No dividends will be declared or paid on any series of preferred stock ranking, as to dividends, equally with or junior to the series B preferred stock for any period unless cumulative dividends have been declared or paid on series B preferred stock for all prior periods. When dividends are not paid in full, all dividends declared upon shares of series B preferred stock and any other series of preferred stock ranking as to dividends equally with series B preferred stock will be declared pro rata in the same ratio that the amount of accrued and unpaid dividends per share on the shares of series B preferred stock and those other series of preferred stock bear to each other.

     Unless cumulative dividends on all outstanding shares of series B preferred stock have been paid, (1) no dividend (other than a dividend payable in Kroll-O'Gara Holdings common stock or any other stock ranking junior to series B preferred stock or a dividend on a proportional basis as described in the previous paragraph) will be declared upon the Kroll-O'Gara Holdings common stock or other stock ranking equally with or junior to series B preferred stock and
(2) Kroll-O'Gara Holdings will not redeem Kroll-O'Gara Holdings common stock or other stock ranking equally with or junior to series B preferred stock.

     Redemption

     Any time on or after the effective date of the recapitalization merger, Kroll-O'Gara Holdings at its option may redeem all or part of the outstanding series B preferred stock at a price per share equal to the liquidation preference as of the redemption date. If less than all shares of the series B preferred stock are to be redeemed, the Kroll-O'Gara Holdings board of directors may elect to redeem a number of shares as determined by lot or on a proportional basis. At any time on and after the twelfth anniversary of the effective date of the recapitalization merger, a holder of series B preferred stock may require Kroll-O'Gara Holdings to redeem the preferred stock at the redemption price described in the previous sentence. If any dividends on series B preferred stock are in arrears, Kroll-O'Gara Holdings will not redeem (except pursuant to a purchase or exchange offer made on the same terms to all holders of outstanding shares of series B preferred stock) series B preferred stock unless all outstanding shares of the preferred stock are simultaneously redeemed.

     Voting Rights

     The series B preferred stock will not be entitled to vote except as follows. The vote of the holders of 66 2/3% (unless the consent of a greater number of shares is required by law) of the outstanding shares of series B preferred stock, voting as a separate class, will be necessary to approve an amendment to the certificate of incorporation of Kroll-O'Gara Holdings that would adversely affect the holders of series B preferred stock. The vote of the holders of 66 2/3% (unless the consent of a greater number of shares is required by law) of the outstanding shares of series B preferred stock and all other parity series of preferred stock, voting as a single class, will be necessary to authorize issuance of any class of stock of Kroll-O'Gara Holdings ranking senior to the shares of series

B preferred stock, or the reclassification of any authorized stock into those senior shares or any security convertible into or exercisable for those senior shares.

     Liquidation

     Upon the dissolution, liquidation or winding up of Kroll-O'Gara Holdings, the holders of series B preferred stock will be entitled to receive (before any distribution is made on the common stock or any other junior class of stock) payment of the liquidation preference, which is defined as $1,000 per share, plus accrued and unpaid dividends.

Series C Preferred Stock

     In connection with the mergers and under the voting, sale and retention agreement, Kroll-O'Gara Holdings will issue 15,000 shares of 9% Cumulative Non-Redeemable Participating Preferred Stock, Series C and the series D preferred stock described below to Jules Kroll as merger consideration in exchange for 1,666,667 of the shares of Kroll-O'Gara Holdings common stock that he will own following the reorganization merger.

     Dividend Rights

     Dividends will be payable on series C preferred stock annually, commencing on the first anniversary of the effective date of the recapitalization merger, in an amount equal to (1) 9% of the liquidation preference (which is $1,000 per share, plus accrued and unpaid dividends) as of the first day of the applicable dividend period plus (2) the amount of any cash or non-cash dividends (with the latter being paid in kind), if any, paid on the participation number of shares of Kroll-O'Gara Holdings common stock, as described below, during the dividend period then ending. Dividends will accrue regardless of whether or not Kroll-O'Gara Holdings has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Dividends will be cumulative from the effective date of the recapitalization merger.

     No dividends will be declared or paid on any series of preferred stock ranking, as to dividends, equally with or junior to series C preferred stock for any period unless cumulative dividends have been declared or paid on series C preferred stock for all prior periods. When dividends are not paid in full, all dividends declared upon shares of series C preferred stock and any other series of preferred stock ranking as to dividends equally with series C preferred stock will be declared on a proportional basis in the same ratio that the amount of accrued and unpaid dividends per share on the shares of series C preferred stock and those other series of preferred stock bear to each other.

     Unless cumulative dividends on all outstanding shares of series C preferred stock have been paid, (1) no dividend (other than a dividend payable in Kroll-O'Gara Holdings common stock or any other stock ranking junior to series C preferred stock or a dividend on a proportional basis as described in the previous paragraph) will be declared upon the Kroll-O'Gara Holdings common stock or other stock ranking equally with or junior to series C preferred stock and
(2) Kroll-O'Gara Holdings will not redeem Kroll-O'Gara Holdings common stock or other stock ranking equally with or junior to series C preferred stock.

     Redemption

     Any time on and after the twelfth anniversary of the effective date of the recapitalization merger, a holder of series C preferred stock may require Kroll-O'Gara Holdings to redeem the preferred stock at a price per share equal to (1) the liquidation preference as of the redemption date plus (2) the participation number of shares of Kroll-O'Gara Holdings common stock as of the redemption date. If any dividends on series C preferred stock are in arrears, Kroll-O'Gara Holdings will not redeem (except pursuant to a purchase or exchange offer made on the same terms to all holders of outstanding shares of series C preferred stock) series C preferred stock unless all outstanding shares of the preferred stock are simultaneously redeemed.

     Conversion

     Kroll-O'Gara Holdings at its option may convert any and all shares of the outstanding shares of series C preferred stock into the number of shares of common stock equal, for each share of series C preferred stock, to the sum of:

     1. the quotient obtained by dividing (x) the liquidation preference as of the conversion date by (y) the then applicable conversion price, as defined below, plus

     2.   the participation number as of the conversion date.

     The conversion price initially is $18, but is subject to adjustment in the event of:

     1. payment of a dividend or distribution on the common stock in shares of common stock, unless Kroll-O'Gara Holdings issues at the same time a number of shares of common stock as a dividend or distribution on the outstanding series C preferred stock equal to the number of shares of common stock into which series C preferred stock is then convertible;

     2.   a subdivision or combination of the shares of common stock;

     3. an issuance of options, rights or warrants to subscribe for or purchase shares of common stock at a price less than the current market price, which is defined as the average of the reported last sales prices for the thirty consecutive trading days commencing forty-five trading days before the date in question;

     4. a distribution to all holders of common stock of (x) any shares of capital stock of Kroll-O'Gara Holdings (other than common stock) or
          (y) any of Kroll-O'Gara Holdings's indebtedness or assets (excluding cash dividends or distributions paid from retained earnings or payable in common stock) or (z) options, rights or warrants to subscribe for or purchase any securities of Kroll-O'Gara Holdings (excluding those options, rights or warrants described in clause (3) above);

     5. a reclassification or change of outstanding shares of common stock (other than a change in par value or as a result of a subdivision or combination of the common stock);

     6. a consolidation, merger or combination as a result of which holders of Kroll-O'Gara Holdings common stock are entitled to receive stock or other property in exchange for their common stock; or

     7. a sale or conveyance of substantially all of the assets of Kroll-O'Gara Holdings to any person as a result of which holders of Kroll-O'Gara Holdings common stock are entitled to receive stock or other property in exchange for their common stock.

     Upon issuance of the series C preferred stock, Jules Kroll, as the initial holder of the preferred stock, will enter into an exchange agreement with Kroll-O'Gara Holdings and BCP/KROG Acquisition Company under which Mr. Kroll will have the right to exchange shares of series C preferred stock for shares of Kroll-O'Gara Holdings common stock, subject to specified conditions involving the realization by Blackstone of a 30% internal rate of return.

     Voting Rights

     Series C preferred stock will have the right to vote on all matters on which the holders of Kroll-O'Gara Holdings common stock will be entitled to vote. Each share of series C preferred stock will have the number of votes equal to the number of shares of common stock into which that share would be convertible. In addition, the vote of the holders of 66 2/3% (unless the consent of a greater number of shares is required by law) of the outstanding shares of series C preferred stock, voting as a separate class, will be necessary to approve an amendment to the certificate of incorporation of Kroll-O'Gara Holdings that would adversely affect the holders of series C preferred stock.

     Liquidation

     Upon the dissolution, liquidation or winding up of Kroll-O'Gara Holdings, the holders of series C preferred stock will be entitled to receive (before any distribution is made on the common stock or any other junior class of stock) payment of the liquidation preference, which is defined as $1,000 per share, plus accrued and unpaid dividends. In addition, the holders of series C preferred stock will be entitled to receive securities, cash or other property in an amount equal to the securities, cash or other property that would be receivable by a holder of the "participation number" of shares of Kroll-O'Gara Holdings common stock. For series C preferred stock, the per share participation number is the quotient obtained by dividing (1) a number representing 0.77% of fully diluted shares at the closing of the recapitalization merger (without regard to newly granted options) by (2) 30,000. The participation number will be adjusted if there is a subdivision, stock split or combination of Kroll-O'Gara Holdings common stock.

Series D Preferred Stock

     In connection with the mergers and under the voting, sale and retention agreement, Kroll-O'Gara Holdings will issue 15,000 shares of 9% Cumulative Participating Preferred Stock, Series D and the series C preferred stock described above to Jules Kroll as merger consideration in exchange for 1,666,667 of the shares of Kroll-O'Gara Holdings common stock that he will own following the reorganization merger.

     Dividend Rights

     Dividends will be payable on series D preferred stock annually, commencing on the first anniversary of the effective date of the recapitalization merger, in an amount equal to (1) 9% of the liquidation preference (which is $1,000 per share, plus accrued and unpaid dividends) as of the first day of the applicable dividend period plus (2) the amount of any cash or non-cash dividends (with the latter being paid in kind), if any, paid on the participation number of shares of Kroll-O'Gara Holdings common stock during the dividend period then ending. Dividends will accrue regardless of whether or not Kroll-O'Gara Holdings has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Dividends will be cumulative from the effective date of the recapitalization merger.

     No dividends will be declared or paid on any series of preferred stock ranking, as to dividends, equally with or junior to series D preferred stock for any period unless cumulative dividends have been declared or paid on series D preferred stock for all prior periods. When dividends are not paid in full, all dividends declared upon shares of series D preferred stock and any other series of preferred stock ranking as to dividends equally with series D preferred stock will be declared on a proportional basis in the same ratio that the amount of accrued and unpaid dividends per share on the shares of series D preferred stock and those other series of preferred stock bear to each other.

     Unless cumulative dividends on all outstanding shares of series D preferred stock have been paid, (1) no dividend (other than a dividend payable in Kroll-O'Gara Holdings common stock or any other stock ranking junior to series D preferred stock or a dividend on a proportional basis as described in the previous paragraph) will be declared upon the Kroll-O'Gara Holdings common stock or other stock ranking equally with or junior to series D preferred stock and
(2) Kroll-O'Gara Holdings will not redeem Kroll-O'Gara Holdings common stock or other stock ranking equally with or junior to series D preferred stock.

     Redemption

     Any time on or after the effective date of the recapitalization merger, Kroll-O'Gara Holdings may redeem all or part of the outstanding series D preferred stock at a price per share equal to (1) the liquidation preference as of the redemption date plus (2) the participation number of shares of Kroll-O'Gara Holdings common stock as of the redemption date. Any time on and after the twelfth anniversary of the effective date of the recapitalization merger, a holder of series D preferred stock may require Kroll-O'Gara Holdings to redeem the preferred stock at the redemption price described in the previous sentence. If any dividends on series D preferred stock are in arrears, Kroll-O'Gara Holdings will not redeem (except pursuant to a purchase or exchange offer made on the same terms to all holders of outstanding shares of series D preferred stock) series D preferred stock unless all outstanding shares of the preferred stock are simultaneously redeemed.

     Conversion

     Kroll-O'Gara Holdings at its option may convert any and all shares of the outstanding shares of series D preferred stock into shares of common stock on the same terms and conditions applicable to the series C preferred stock.

     Voting Rights

     The voting rights of the series D preferred stock will be the same as the voting rights of the series D preferred stock.

     Liquidation

     The liquidation preference of the series D preferred stock will be the same as the liquidation preference of the series D preferred stock.

     Differences between Series C Preferred Stock and Series D Preferred Stock

     The differences between the series C preferred stock and the series D preferred stock are as follows:

     o The series C preferred stock will not be subject to optional redemption by Kroll-O'Gara Holdings. The series D preferred stock will be redeemable by Kroll-O'Gara Holdings at any time.

     o The holder of the series C preferred stock will have the right to exchange his shares into common stock upon certain realization events by Blackstone.

     Mr. Kroll will receive both series C preferred stock and series D preferred stock in exchange for a portion of his shares of Kroll-O'Gara Holdings common stock in the recapitalization merger in order to allow each of Mr. Kroll and Kroll-O'Gara Holdings to retain an option to convert or redeem, as applicable, an equivalent portion of these otherwise similar series of preferred stock.

Existing Options

     At the reorganization merger, each outstanding option, warrant or other right, which are referred to collectively in this proxy statement as options, to purchase shares of Kroll-O'Gara common stock will be converted into an equivalent option to purchase shares of Kroll-O'Gara Holdings common stock, at the same exercise price, with the same vesting and exercisability provisions and the same other terms as the outstanding option to purchase shares of Kroll-O'Gara common stock.

     At the recapitalization merger, options to purchase Kroll-O'Gara Holdings common stock held by some members of management of Kroll-O'Gara and its subsidiaries will receive the following treatment:

     o options with an exercise price of $18 or more per share-- that is, out-of-the money options-- will be canceled;

     o    in-the-money options will receive the following treatment:

     -- any unvested in-the-money options will be retained, subject to their existing terms and conditions, including any unsatisfied vesting conditions; and

     -- any vested in-the-money options will either be retained, with Blackstone's approval, or be purchased for a cash payment equal to the excess of $18 over the exercise price per share of the options times the number of shares subject to these options.

     Jules Kroll does not own any Kroll-O'Gara options. Michael Cherkasky owns 165,529 Kroll-O'Gara options, 115,529 of which have an exercise price per share less than $18 and have an aggregate value of $1,331,474. Michael Lennon owns 38,303 Kroll-O'Gara options, 26,303 of which have an exercise price per share less than $18 and have an aggregate value of $102,976.

     All directors and executive officers as a group will receive aggregate benefits pursuant to their existing options in conjunction with the mergers of approximately $3,470,992. Nicholas Carpinello, controller and treasurer of Kroll-O'Gara, will receive $170,500 pursuant to his options in conjunction with the mergers. Thomas O'Gara will receive $136,585 pursuant to his options in conjunction with the mergers. Wilfred O'Gara will receive $216,632 pursuant to his options in conjunction with the mergers. Nazzareno Paciotti, the chief financial officer of Kroll-O'Gara, will receive $1,335,974 pursuant to his options in conjunction with the mergers.

Severance Agreements

     Kroll-O'Gara has entered into severance agreements with Wilfred T. O'Gara, the president and chief operating officer of Kroll-O'Gara, Nazzareno Paciotti, chief financial officer of Kroll-O'Gara, Nicholas P. Carpinello, controller and treasurer of Kroll-O'Gara, and Abram S. Gordon, vice president and general counsel of Kroll-O'Gara.

     Wilfred O'Gara's severance agreement provides that five business days following the effective date of the recapitalization merger, his employment will terminate. Subject to Mr. O'Gara's compliance with the terms of the agreement and his rendering reasonable assistance with the recapitalization merger, for a period of two years following the termination date, Kroll-O'Gara will continue to pay him a base salary of $350,000 as well as employee benefits commensurate with employee benefits provided during his employment without any further payments or premiums for the benefits by Mr. O'Gara. In addition, Kroll-O'Gara will pay Mr. O'Gara $146,000 on the date of termination of his employment. The severance agreement provides that Kroll-O'Gara will not have any right to terminate Mr. O'Gara's employment prior to the fifth business day following the recapitalization merger's effective date unless he is convicted of or pleads guilty to a felony.

     Nazzareno Paciotti's severance agreement provides that (x) for the six months following the effective date of the recapitalization merger, Kroll-O'Gara will have the option to terminate Mr. Paciotti's employment upon five business days' notice and (y) if following the closing of the mergers Kroll-O'Gara Holdings hires a new chief financial officer, both Kroll-O'Gara and Mr. Paciotti will have the option of terminating Mr. Paciotti's employment upon five business days' notice. Subject to Mr. Paciotti's compliance with the terms of the agreement and his rendering reasonable assistance with the recapitalization merger, for a period of two years following the date of termination of Mr. Paciotti's employment, Kroll-O'Gara will continue to pay him a base salary of $275,500 as well as employee benefits commensurate with employee benefits provided during his employment without any further payments or premiums for the benefits by Mr. Paciotti.

     Nicholas Carpinello's severance agreement provides that (x) for the six months following the effective date of the recapitalization merger, Kroll-O'Gara will have the option to terminate Mr. Carpinello's employment upon five business days' notice and (y) from the day following the end of that six month period, both Kroll-O'Gara and Mr. Carpinello will have the option of terminating Mr. Carpinello's employment upon five business days' notice. Subject to Mr.
Carpinello's compliance with the terms of the agreement and his rendering reasonable assistance with the recapitalization merger, for a period of two years following the date of termination of Mr. Carpinello's employment, Kroll-O'Gara will continue to pay him a base salary of $180,000 as well as employee benefits commensurate with employee benefits provided during his employment without any further payments or premiums for the benefits by Mr. Carpinello.

     Abram Gordon's severance agreement provides that five business days following the effective date of the recapitalization merger, his employment will terminate. Subject to Mr. Gordon's compliance with the terms of the agreement and his rendering reasonable assistance with the recapitalization merger, for a period of two years following the termination date, Kroll-O'Gara will continue to pay him a base salary of $150,000 as well as employee benefits commensurate with employee benefits provided during his employment without any further payments or premiums for the benefits by Mr. Gordon. The severance agreement provides that Kroll-O'Gara will not have any right to terminate Mr. Gordon's employment prior to the fifth business day following the recapitalization merger's effective date unless he is convicted of or pleads guilty to a felony.

     Each executive's severance agreement provides the following:

     o    The agreement became effective on November 22, 1999.

     o Each party releases the other party and any of their subsidiaries, affiliates or personal representatives from any claims or actions arising out of the executive's employment or termination of employment, except claims the executive may have as a shareholder or option holder of Kroll-O'Gara or claims against Kroll-O'Gara for breach of the severance agreement.

     o Neither party will disparage the good name and reputation of the other.

     In addition, Thomas O'Gara will end his employment with Kroll-O'Gara. Under the terms of his existing employment agreement with Kroll-O'Gara, for a period of one year following the effective date of the recapitalization merger, Kroll-O'Gara will continue to pay Mr. O'Gara a base salary of $275,000 as well as employee benefits commensurate with employee benefits provided during his employment without any further payments or premiums for the benefits by Mr. O'Gara.

Employment Agreements

     Kroll-O'Gara Holdings has entered into employment agreements with Jules Kroll as Chief Executive Officer of Kroll-O'Gara Holdings, Michael Cherkasky as President of the Investigations and Intelligence Group (to be renamed "Kroll Risk Consulting Services") and Michael Lennon as President of the Security Products & Services Group. These agreements will become effective only if the parties consummate the mergers.

               Jules Kroll

     Mr. Kroll's employment agreement will become effective when the parties consummate the recapitalization merger and will terminate on December 31, 2004, unless extended. His employment agreement provides for an annual salary of $375,000. Mr. Kroll will be entitled to earn an annual bonus award on a basis no less favorable than Kroll-O'Gara's bonus program in place prior to the mergers. Mr. Kroll will be entitled to receive employee benefits on terms no less favorable than the employee benefits provided by Kroll-O'Gara prior to the mergers.

     Mr. Kroll's employment agreement contains restrictive covenants prohibiting him from:

  o competing with Kroll-O'Gara Holdings or from soliciting any clients of Kroll-O'Gara Holdings for a period of five years after the termination of his employment for any reason;

  o soliciting any employees from Kroll-O'Gara Holdings for a period of three years after the termination of his employment for any reason; and

  o using the name "Kroll" as a trade or business name in any business that competes with Kroll-O'Gara Holdings for a period of ten years after the termination of his employment for any reason.

     If Mr. Kroll is terminated for any reason, he is entitled to receive any earned annual bonus for a previously completed year, reimbursement of business expenses and any accrued employee benefits. If Mr. Kroll is terminated without cause or resigns for good reason before his employment agreement expires, he is also entitled to receive continued payment of his base salary for two years following his termination date. If he is terminated due to his death or disability before his employment agreement expires, he will also receive a pro rated annual bonus, if he would be entitled to any, for the year of his termination.

               Michael Cherkasky

     Mr. Cherkasky's employment agreement will become effective when the parties consummate the recapitalization merger and will terminate on December 31, 2004, unless extended. His employment agreement provides for an annual salary of at least $416,000 plus an increase each subsequent year equal to at least 4% of the base salary of the prior year. Mr. Cherkasky will be entitled to earn an annual bonus award on a basis no less favorable than Kroll-O'Gara's bonus program in place prior to the mergers. Mr. Cherkasky will be entitled to receive employee benefits on terms no less favorable than the employee benefits provided by Kroll-O'Gara prior to the mergers.

     In addition, Mr. Cherkasky's employment agreement provides for the payment of the following bonuses, each of which he would have been entitled to receive under his current employment agreement with Kroll-O'Gara, including amounts to be paid to him upon a change of control (as defined in that agreement) of Kroll-O'Gara such as the mergers:

(1)  a signing bonus of $250,000;

(2) a bonus of $125,000 per year payable on each of the first four anniversaries of the effective date of the recapitalization merger as long as Mr. Cherkasky continues to be employed by Kroll-O'Gara Holdings on each of those dates, but if Mr. Cherkasky is terminated by Kroll-O'Gara Holdings without cause or he resigns for good reason, he will be entitled to immediately receive payment of the remaining $125,000 bonuses that have not yet been paid, and if Mr. Cherkasky is terminated due to his death or disability, he will be entitled to receive immediately payment of the $125,000 bonus for the next year, if any;

(3)  a bonus of $100,000 payable on January 2, 2000; and

(4) a bonus of $350,000 payable on May 17, 2002 and every third anniversary of that date afterwards as long as Mr. Cherkasky continues to be employed by Kroll-O'Gara Holdings on that date, but if Mr. Cherkasky is terminated by Kroll-O'Gara Holdings without cause or he resigns for good reason, he will be entitled to immediately receive payment of $350,000.

     Mr. Cherkasky's employment agreement contains restrictive covenants prohibiting him from competing with Kroll-O'Gara Holdings or from soliciting any clients of Kroll-O'Gara Holdings for a period of two years after the termination of his employment for any reason before his employment agreement expires, although this period may be extended for another year if Kroll-O'Gara Holdings pays him one year's base salary; and from soliciting any employees from Kroll-O'Gara Holdings for a period of three years after the termination of his employment for any reason.

     If Mr. Cherkasky is terminated for any reason, he is entitled to receive any earned annual bonus for a previously completed year, reimbursement of business expenses and any accrued employee benefits. If Mr. Cherkasky is terminated without cause or resigns for good reason before his employment agreement expires, he is also entitled to receive continued payment of his base salary for two years following his termination date. If he is terminated due to his death or disability before his employment agreement expires, he will also receive a pro rated annual bonus, if he would be entitled to any, for the year of his termination. If Mr. Cherkasky is terminated without cause after his employment agreement expires without at least twelve months prior notice, he is also entitled to receive his base salary for the balance of the twelve month notice period and any accrued employee benefits. In addition, at the end of the twelve month notice period, he is entitled to receive his base salary for twelve months.

               Michael Lennon

     Mr. Lennon's employment agreement will become effective when the parties consummate the recapitalization merger and will terminate on December 31, 2004, unless extended. His employment agreement provides for an annual salary of $300,000. Mr. Lennon will be entitled to earn an annual bonus award on a basis no less favorable than Kroll-O'Gara's bonus program in place prior to the mergers. In addition, Mr. Lennon is entitled to receive a bonus of $100,000 on April 1, 2000, as long as he continues to be employed by Kroll-O'Gara Holdings on that date, but if Mr. Lennon is terminated by Kroll-O'Gara Holdings without cause or he resigns for good reason, he will be entitled to immediately receive payment of $100,000. Mr. Lennon will be entitled to receive employee benefits on terms no less favorable than the employee benefits provided by Kroll-O'Gara prior to the mergers.

     Mr. Lennon's employment agreement contains restrictive covenants prohibiting him from competing with Kroll-O'Gara Holdings or from soliciting any clients of Kroll-O'Gara Holdings for a period of two years after the termination of his employment for any reason before his employment agreement expires, although this period may be extended for another year if Kroll-O'Gara Holdings pays him one year's base salary; and from soliciting any employees from Kroll-O'Gara Holdings for a period of three years after the termination of his employment for any reason.

     If Mr. Lennon is terminated for any reason, he is entitled to receive any earned annual bonus for a previously completed year, reimbursement of business expenses and any accrued employee benefits. If Mr. Lennon is terminated without cause or resigns for good reason before his employment agreement expires, he is also entitled to receive continued payment of his base salary for two years following his termination date. If he is terminated due to his death or disability before his employment agreement expires, he will also receive a pro rated annual bonus, if he would be entitled to any, for the year of his termination. If Mr. Lennon is to be terminated without cause after his employment agreement expires without at least twelve months prior notice, he is also entitled to receive his base salary for the balance of the twelve month notice period and any accrued employee benefits. In addition, at the end of the twelve-month notice period, he is also entitled to receive his base salary for twelve months.

     Each executive's employment agreement defines cause as

(1) the executive's willful and continued failure to undertake a good faith effort to perform his duties to Kroll-O'Gara Holdings (other than as a result of total or partial incapacity due to physical or mental illness) for ten days following the receipt of written notice of that failure;

(2) a material act of dishonesty in the performance of duties to Kroll-O'Gara Holdings;

(3) commission of (a) a felony under the laws of the United States or any state thereof or (b) a misdemeanor involving moral turpitude;

(4) willful malfeasance or willful misconduct in connection with the executive's duties to Kroll-O'Gara Holdings or any other act or omission which is materially injurious to the financial condition or business reputation of Kroll-O'Gara Holdings or any of its subsidiaries or affiliates; or

(5) breach of the material terms of the employment agreement, which if this breach is curable without material harm to Kroll-O'Gara Holdings, remains uncured for ten days following written notice by Kroll-O'Gara Holdings of the breach.

     Each executive's employment agreement defines good reason as

(1)  a material breach of the employment agreement by Kroll-O'Gara Holdings;

(2) relocation of the executive beyond fifty miles of his current principal place of employment;

(3) any material adverse change in job title, duties, responsibilities or authority; or

(4) failure of Kroll-O'Gara Holdings to pay base salary, annual bonus or any amounts payable with respect to equity awards, when due under the employment agreement.

               New Executive Option Program

     The three employment agreements provide for participation in an executive option program, which will be made available to senior managers of Kroll-O'Gara Holdings. The executive option program will provide for two types of options to purchase Kroll-O'Gara Holdings common stock: options that vest on the basis of time, subject to continued employment, and options that vest based upon company performance or subject to time and accelerated vesting based upon company performance. Each option will have an exercise price equal to $18 per share. The aggregate number of shares available for options granted under the option program will be 15% of the outstanding shares on a fully diluted basis immediately following the closing of the mergers. The percentage of the shares available for grant that will be allocated to Messrs. Kroll, Cherkasky and Lennon will not be less than 16.5% of the shares available for grant in the aggregate. Upon termination of an executive's employment, all unvested options held by that executive will terminate. However, if the executive is terminated by Kroll-O'Gara Holdings without cause or resigns for good reason, as these terms are defined in the employment agreements, the options under some circumstances will vest. Upon a change in control, as defined in the employment agreements, of Kroll-O'Gara Holdings, all of the time options will vest immediately and some or all of the performance options will vest depending upon the value of Kroll-O'Gara Holdings at such time, as specified in the employment agreements. The shares into which the options are exercisable will be subject to the stockholders' agreement, the form of which is attached to this proxy statement as Appendix G.

Consulting Arrangement

     At the closing of the recapitalization merger, Kroll-O'Gara Holdings will enter into a consulting agreement with Thomas O'Gara. Under the consulting agreement, for a period of six years following the end of Mr. O'Gara's one year severance period described above, Mr. O'Gara will act as a consultant to Kroll-O'Gara Holdings and Kroll-O'Gara Holdings will pay Mr. O'Gara $275,000 per year as a consulting fee. Mr. O'Gara's consulting agreement will contain a restrictive covenant prohibiting him from competing with Kroll-O'Gara Holdings or from soliciting any clients of Kroll-O'Gara Holdings for the term of the agreement.

Indemnification and Insurance Provisions

     Following the mergers, the existing Kroll-O'Gara board of directors and the Kroll-O'Gara Holdings board of directors will be entitled to the following indemnification and insurance provisions:

     o The certificate of incorporation and by-laws of Kroll-O'Gara Holdings will provide the fullest indemnification of its board of directors permitted by Delaware law.

     o The provision referred to above will not be amended for six years in any manner that would adversely affect the rights of the directors and officers of Kroll-O'Gara or Kroll-O'Gara Holdings at the time of the mergers.

     o Kroll-O'Gara Holdings will honor the obligations of Kroll-O'Gara under Kroll-O'Gara's indemnification agreements and employment agreements with its directors and officers existing at or before the reorganization merger.

     o Kroll-O'Gara Holdings will maintain for six years directors' and officers' liability insurance on terms and conditions that are not less advantageous than those policies maintained before the reorganization merger to the extent available, subject to the limit that it will not be required to spend more than 150% of the total premiums that Kroll-O'Gara currently pays for this insurance.

Other Interests of Thomas O'Gara

     In February 1995, Kroll-O'Gara entered into a lease for a Gulfstream G-II aircraft owned by Victory Aviation Services, Inc., a Delaware corporation of which Thomas O'Gara owns approximately 92% of the outstanding capital stock. As of June 1, 1998, Kroll-O'Gara reached an agreement to amend the corporate aircraft lease. The terms of the aircraft lease amendment provided Kroll-O'Gara with an hourly discount from the normal commercial hourly rate on future charters of corporate aircraft from Victory Aviation in order to amortize the remaining portion of existing lease deposits from the original aircraft lease. Kroll-O'Gara had approximately $425,000 in amortized lease deposits with Victory Aviation at September 30, 1999. Kroll-O'Gara has agreed with Mr. O'Gara to relinquish its claims to the remaining lease deposits with Victory Aviation at the closing of the mergers and that Victory Aviation will no longer be required to provide Kroll-O'Gara with an hourly discount from the normal commercial hourly rate on future charters.

     At the closing of the mergers, Kroll-O'Gara will pay Thomas O'Gara $512,923 for reimbursement of expenses.

Operations of Kroll-O'Gara Holdings After the Mergers

     Kroll-O'Gara currently expects that Kroll-O'Gara Holdings and its subsidiaries will initially be operated after the mergers in a manner similar to that of Kroll-O'Gara and its subsidiaries' current operations. For more information about Kroll-O'Gara, see "Where You Can Find More Information."

Delisting and Deregistration

     After the closing of the mergers, Kroll-O'Gara common stock will be delisted from the Nasdaq National Market System and deregistered under the Securities Exchange Act of 1934. Currently, we do not expect to list the Kroll-O'Gara Holdings common stock on any exchange or inter-dealer quotation system or to register the Kroll-O'Gara Holdings common stock under the Securities Exchange Act of 1934.

Accounting Treatment

     The reorganization merger will be accounted for as a reorganization of entities under common control and will have no impact on the historical financial statements of Kroll-O'Gara because there will be no change in ownership resulting from the reorganization merger.

     The recapitalization merger will be accounted for as a recapitalization under generally accepted accounting principles because BCP/KROG Acquisition Company will acquire less than substantially all of Kroll-O'Gara Holdings's voting stock. In the recapitalization merger, Kroll-O'Gara Holdings will continue as the surviving company and the proceeds resulting from new debt and capital contributions will be used to acquire Kroll-O'Gara Holdings's common stock. As a result of the mergers, the retaining shareholders, who are existing Kroll-O'Gara shareholders, will own not less than approximately 19.6% and BCP/KROG Acquisition Company will own up to approximately 80.4% of the outstanding voting securities of Kroll-O'Gara Holdings.

Material Federal Income Tax Consequences

     The following discussion summarizes the material United States federal income tax consequences of the mergers to Kroll-O'Gara and the Kroll-O'Gara shareholders. The discussion deals only with shareholders that hold shares of Kroll-O'Gara's common stock as capital assets, which generally means property held for investment. The discussion does not address all aspects of federal income taxation that may be relevant to particular shareholders in light of their personal circumstances or to some types of shareholders who are subject to special treatment under the federal income tax laws, including some financial institutions, broker dealers, insurance companies, tax-exempt organizations, foreign persons and persons acquiring shares of Kroll-O'Gara Holdings's common stock pursuant to the exercise of employee stock options or otherwise as compensation. In addition, the discussion does not address any state, local or foreign tax consequences of any aspect of the mergers. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations promulgated under the Code, judicial decisions and current administrative pronouncements, all as in effect as of the date of this proxy statement, and which may change at any time, potentially with retroactive effect. No ruling from the Internal Revenue Service will be applied for with respect to the federal income tax consequences discussed in this proxy statement and, accordingly, there can be no assurance that the Internal Revenue Service will agree with the conclusions stated in this proxy statement.

     Although this discussion summarizes all material U.S. federal income tax considerations generally applicable to Kroll-O'Gara shareholders as a consequence of their receipt of cash and/or Kroll-O'Gara Holdings common stock pursuant to the mergers, the discussion does not address every U.S. federal income tax concern that may be applicable to a particular holder of Kroll-O'Gara common stock in light of that holder's particular circumstances. All shareholders are urged to consult their own tax advisors as to the particular tax consequences to them of the mergers, including the applicable federal, state, local and foreign tax consequences.

Characterization of the Mergers for U.S. Federal Income Tax Purposes

     The merger agreement contemplates a series of transactions which, taken as a whole, are intended to be treated as a partial redemption and a partial sale by all Kroll-O'Gara shareholders, other than the retaining shareholders, of their Kroll-O'Gara common stock for cash.

     The balance of this tax disclosure constitutes the opinion of Kramer Levin Naftalis & Frankel LLP as to the material federal income tax consequences of the transactions, qualified as described below.

Tax Consequences to the Kroll-O'Gara Shareholders

     The  material   federal  income  tax   consequences  to  the   Kroll-O'Gara
shareholders will be the following:

     For those Kroll-O'Gara shareholders who receive cash in connection with their transfers of Kroll-O'Gara stock, the federal income tax treatment of the cash received depends upon whether the stock is deemed to have been sold to BCP/KROG Acquisition Company or redeemed by Kroll-O'Gara Holdings or Kroll-O'Gara. There is no authority directly addressing the method of allocation of the proceeds received by a Kroll-O'Gara shareholder between the portion treated as received from BCP/KROG Acquisition Company and the portion treated as received from Kroll-O'Gara Holdings or Kroll-O'Gara.

     Shareholders who receive cash in exchange for the sale of their Kroll-O'Gara common stock to BCP/KROG Acquisition Company will recognize gain or loss on the portion of cash received over the shareholder's adjusted tax basis of each share deemed sold to BCP/KROG Acquisition Company by that shareholder. The gain or loss will be long-term capital gain or loss if the shares of Kroll-O'Gara were held for more than one year, and if recognized by individual shareholders will be subject to a maximum federal income tax rate of 20%. There are limitations on the deductibility of capital losses.

     To the extent the common stock is deemed to have been redeemed by Kroll-O'Gara Holdings or Kroll-O'Gara, the shareholder will be treated as having received the cash as a payment in exchange for that shareholder's common stock. Assuming that there is no attribution of stock ownership under the Code, the shareholder will recognize either capital gain or loss equal to the difference between the amount realized on the deemed redemption, that is the cash proceeds properly allocated to the shares, and the shareholder's adjusted tax basis in those shares. If a shareholder is attributed stock ownership from another shareholder, then, with respect to his stock that is treated as having been redeemed by Kroll-O'Gara Holdings or Kroll-O'Gara, the amount received will be treated as a distribution taxable as ordinary income to the extent of Kroll-O'Gara Holdings's and Kroll-O'Gara's earnings and profits.

     Because the complex rules under the Code apply on a shareholder-by-shareholder basis, shareholders should consult with their individual tax advisors to determine whether a deemed sale of their shares would be impacted by the limitations of the Code on capital gain treatment.

     Kroll-O'Gara shareholders that exercise dissenter's or appraisal rights under applicable state law will recognize gain or loss equal to the difference between the proceeds received and the shareholders' stock bases, with the capital gain or loss treated as described above.

Tax Consequences to Kroll-O'Gara Holdings

     Kroll-O'Gara Holdings will not recognize any gain or loss upon the receipt of Kroll-O'Gara stock in exchange for the issuance of its own stock.

Tax Consequences to Kroll-O'Gara

     Kroll-O'Gara will not recognize any gain or loss as a result of the mergers.

Tax Consequences to Retaining Shareholders

     A retaining shareholder who elects to retain shares of Kroll-O'Gara Holdings common stock instead of receiving cash in the mergers will defer any recognition of taxable gain or loss that would have otherwise applied to these shares had they been cashed out in the mergers. The aggregate tax basis and holding period of these retained shares will remain the same.

     A retaining shareholder who receives cash in exchange for the sale of its Kroll-O'Gara stock to BCP/KROG Acquisition Company will recognize capital gain or loss equal to the difference between (x) the amount of cash received and (y) the retaining shareholder's tax basis in the Kroll-O'Gara stock sold. Capital gains of individuals derived from capital assets held for more than one year are eligible for reduced rates of taxation. Capital losses are subject to limitation on use.

     It is possible that the Internal Revenue Service could attempt to recharacterize the transaction with the result that (a) a retaining shareholder would be required to include the value of the Kroll-O'Gara Holdings stock received as the amount realized from the sale of the Kroll-O'Gara stock and/or
(b) a portion of the cash received would be treated as dividend income rather than as capital gain from the sale of Kroll-O'Gara stock. Such recharacterization would not affect the tax consequences to the Kroll-O'Gara shareholders discussed above.

     We urge the retaining shareholders to consult their personal tax advisors regarding the income tax consequences of the election to retain Kroll-O'Gara Holdings common stock and the consequent ownership and potential disposition of that stock.

Information Reporting Requirements and Backup Withholding Tax

     Under  circumstances  specified by the IRS, U.S. persons,  as defined under
Section 7701 of the Code, may be subject to backup withholding at a rate of 31% on payments made with respect to, or cash proceeds of a sale or exchange of a capital asset. Backup withholding will apply only if the holder:


     1. fails to furnish his or her taxpayer identification number ("TIN") which, for an individual, would be his or her Social Security Number;

     2.   furnishes an incorrect TIN;

     3. is notified by the IRS that he or she has failed properly to report payments of interest and dividends or is otherwise subject to backup withholding; or

     4. under circumstances specified by the IRS, fails to certify, under penalties of perjury, that he or she has furnished a correct TIN and

          o that he or she has not been notified by the IRS that he or she is subject to backup withholding for failure to report interest and dividend payments; or

          o that he or she has been notified by the IRS that he or she is no longer subject to backup withholding. Backup withholding will not apply to payments made to recipients that are exempt from this withholding, such as corporations and tax-exempt organizations.

     U.S. persons should consult their own tax advisors regarding their qualifications for exemption from backup withholding and the procedure for obtaining that type of exemption. Backup withholding is not an additional tax. Rather, the amount of any backup withholding with respect to a payment to a U.S. person will be allowed as a credit against the U.S. person's United States federal income tax liability and may entitle the U.S. person to a refund, provided that the required information is furnished to the IRS.

     Additional issues may arise pertaining to information reporting and backup withholding for Kroll-O'Gara shareholders that are not U.S. persons. Non-U.S. persons should consult their own tax advisors with regard to U.S. information reporting and backup withholding.

Shareholders Should Seek Their Own Tax Advice

     The preceding summary describes the material federal income tax considerations potentially affecting Kroll-O'Gara shareholders and Kroll-O'Gara. This discussion is based on the current state of the law, which is subject to legislative, administrative or judicial actions, which may apply retroactively. Moreover, as noted in the beginning of this section, the discussion does not address considerations that may adversely affect the treatment of some shareholders. All shareholders are urged to consult their own tax advisors as to the particular tax consequences to them of the mergers.

                                   THE MERGERS

     The following is a summary of the material terms of the mergers and the merger agreement. However because this description of the merger agreement is a summary, it may not contain all the information that may be important to you. You should read carefully the entire copy of the merger agreement, which, with the exception of schedules and exhibits, is attached as Appendix A to this proxy statement, before you decide how to vote.

Merger Consideration

Reorganization Merger Consideration

     As a result of the reorganization merger, each share of Kroll-O'Gara common stock issued and outstanding prior to the reorganization merger, except for shares held by shareholders who seek dissenter's rights under Ohio law, will be converted into one share of common stock of Kroll-O'Gara Holdings.

Recapitalization Merger Consideration

     In the recapitalization merger, the following forms of consideration will be paid for shares of Kroll-O'Gara Holdings common stock:

o 1,111,111 shares held by AIG will not be converted into the right to receive cash but instead will convert into shares of a newly created series A preferred stock of Kroll-O'Gara Holdings with a total stated value of $20.0 million;

o 1,666,667 shares held by Jules B. Kroll will not be converted into the right to receive cash but instead will convert into 15,000 shares of a newly created series C preferred stock of Kroll-O'Gara Holdings with a total stated value of $15.0 million and 15,000 shares of a newly created series D preferred stock of Kroll-O'Gara Holdings with a total stated value of $15.0 million;

o the other shares of Kroll-O'Gara Holdings common stock held by the retaining shareholders will remain outstanding and will not be converted into the right to receive cash in the recapitalization merger;

o the Kroll-O'Gara Holdings shares held by BCP/KROG Acquisition Company will remain outstanding and will not be converted into the right to receive cash in the recapitalization merger, and the shares of BCP/KROG held by BCP/KROG Acquisition Company will convert into shares of Kroll-O'Gara Holdings common stock; and

o all other shares, other than those held by shareholders who will seek appraisal rights under Delaware law, will be converted into the right to receive $18 in cash per share.

For more information regarding the treatment of the retaining shareholders' shares in the mergers, see "Special Factors - Interests of Certain Persons; Conflicts of Interest" and "The Voting, Sale and Retention Agreement." For information regarding the treatment in the mergers of outstanding Kroll-O'Gara stock options, warrants and other rights, see " - Treatment of Options."

Conversion of Shares; Procedures for Exchange

Reorganization Merger

     Your shares of common stock of Kroll-O'Gara Holdings will be represented and evidenced by the same stock certificates that previously represented shares of Kroll-O'Gara common stock.

Recapitalization Merger

     The conversion of your shares of Kroll-O'Gara Holdings common stock into your right to receive cash following the recapitalization merger will occur at the effective time of the recapitalization merger.

     Prior to the effective time of the recapitalization merger, BCP/KROG will select an exchange agent for the merger that is reasonably satisfactory to Kroll-O'Gara Holdings. Promptly after the effective time of the recapitalization merger, the exchange agent will send a letter of transmittal to each holder of Kroll-O'Gara Holdings common stock. The letter of transmittal will contain instructions regarding the surrender of certificates representing shares of Kroll-O'Gara Holdings common stock in exchange for cash.

     After the effective time of the recapitalization merger and once you surrender your outstanding certificates representing shares of Kroll-O'Gara common stock to the exchange agent and the exchange agent accepts those certificates, you will be entitled to receive the cash merger consideration. The exchange agent will accept your certificates upon compliance with any reasonable terms and conditions the exchange agent may impose to effect an orderly exchange in accordance with normal exchange practices.

     You should not forward stock certificates to the exchange agent until you have received the letter of transmittal from the exchange agent.

     After the effective time of the reorganization merger, there will be no further transfer on the records of Kroll-O'Gara or its transfer agent of certificates representing shares of stock which have converted into shares of Kroll-O'Gara Holdings pursuant to the reorganization merger. After the effective time of the recapitalization merger, there will be no further transfer on the records of Kroll-O'Gara Holdings or its transfer agent of certificates representing shares of stock which have converted pursuant to the recapitalization merger. If any of those certificates are presented to Kroll-O'Gara or Kroll-O'Gara Holdings for transfer, they will be cancelled against delivery of cash.

     Until surrendered as contemplated by the merger agreement, each certificate for shares of Kroll-O'Gara Holdings common stock will be deemed from and after the effective time of the recapitalization merger to represent only the right to receive upon its surrender the cash merger consideration. No interest will be paid or will accrue on the cash payable as consideration in the recapitalization merger.

Governmental and Regulatory Approvals

     Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the related rules of the Federal Trade Commission, the mergers may not be completed until notifications have been given and information has been furnished to the Federal Trade Commission and the Antitrust Division of the Department of Justice and the required waiting period has been terminated or has expired. Kroll-O'Gara and the Blackstone Funds filed notification and report forms under the Hart-Scott-Rodino Act with the Federal Trade Commission and the Department of Justice on December 23, 1999. The Federal Trade Commission granted early termination of the required waiting period under the Hart-Scott-Rodino Act on January 12, 2000.

     At any time before or after closing of the mergers, whether or not the waiting period has expired or been terminated, the FTC, the Antitrust Division or state attorneys' general could take any action under the antitrust laws as they deem necessary or desirable in the public interest, including seeking to enjoin the closing of the mergers. Private parties may also seek to take legal action under the antitrust laws under some circumstances.

     Based on the information available to them, Kroll-O'Gara and Blackstone believe that the mergers can be effected in compliance with federal and state antitrust laws. However, there can be no assurance that a challenge to the closing of the mergers on antitrust grounds will not be made or that, if a challenge were made, Kroll-O'Gara and Blackstone would prevail or would not be required to accept conditions, including the divestitures of assets, in order to complete the mergers.

     We expect that Kroll-O'Gara and BCP/KROG Acquisition Company will file notices or other applications regarding the mergers with governmental authorities in Argentina. Based on current information, we do not expect that the requirements of this country regarding the filings will impede or delay the closing of the mergers.

Dissenter's and Appraisal Rights

     Ohio law permits holders of Kroll-O'Gara common stock to dissent from the reorganization merger and to have the fair value of their stock appraised by a court and paid to them in cash. In addition, the merger agreement provides that you will be entitled to appraisal rights under Delaware law as a result of the recapitalization merger. You are entitled to dissenter's rights under Ohio law because Kroll-O'Gara is an Ohio corporation. We have also provided appraisal rights under Delaware law for you because for a brief period of time, following the reorganization merger and prior to the recapitalization merger, Kroll-O'Gara shareholders will be stockholders of Kroll-O'Gara Holdings, a Delaware corporation. However, you will not be able to exercise both sets of rights. You are entitled to evaluate the rights provided by the laws of both states and elect to exercise rights under the laws of one state. To do this, holders who wish to dissent or seek appraisal rights must follow required procedures, including selecting under which state law they wish to assert rights, filing notices with Kroll-O'Gara and either abstaining or voting against adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement in accordance with applicable law. If you dissent from the mergers or seek appraisal rights and follow the required procedures, you will not receive the $18 per share cash price. Instead your only right will be to receive the appraised value of your shares of Kroll-O'Gara common stock in cash.

     The following are summaries of the principal steps a shareholder must take to perfect dissenter's rights under Ohio law and appraisal rights under Delaware law. We have attached the applicable provisions of Ohio law related to dissenter's rights and Delaware law related to appraisal rights to this proxy statement as Appendices C-1 and C-2.

Any holder of shares of Kroll-O'Gara common stock contemplating exercising dissenter's rights under either Ohio law or Delaware law should consult with his or her own legal counsel to determine under which state's laws to assert rights and the procedure for exercising those rights.

Dissenter's Rights Under Ohio Law

     The following is a summary of the principal steps a holder of Kroll-O'Gara common stock must take to perfect dissenter's rights under Ohio law. Section 1701.84 of the Ohio General Corporation Law (which may be referred to in this proxy statement as the "OGCL") provides that all holders of Kroll-O'Gara common stock entitled to vote on the reorganization merger may exercise dissenter's rights with respect to the reorganization merger. Because the description of dissenter's rights in this proxy statement is a summary, it does not contain all the information that may be important to you. A copy of Section 1701.85, which describes the steps a holder of Kroll-O'Gara common stock must take to perfect dissenter's rights, is attached to this proxy statement as Appendix C-1. We note that any holder of Kroll-O'Gara common stock contemplating the exercise of dissenter's rights is urged to review Appendix C-1 carefully and to consult an attorney, because dissenter's rights will be lost if the procedural requirements under Section 1701.85 of the OGCL are not fully and precisely satisfied.

     To perfect dissenter's rights, a Kroll-O'Gara shareholder must satisfy each of the following conditions:

     1. No Vote in Favor of the Reorganization Merger. Shares of Kroll-O'Gara common stock held by the dissenting Kroll-O'Gara shareholder must not be voted at the special meeting in favor of the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement. See "Special Meeting -- Purpose of the Special Meeting." This requirement will be satisfied if a proxy is signed and returned with instructions to vote against the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement or to abstain from that vote, if no proxy is returned and no vote is cast at the special meeting in favor of the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement, or if the dissenting Kroll-O'Gara shareholder revokes a proxy, and thereafter abstains from voting for the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement or votes against the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement at the special meeting. A vote in favor of the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement at the special meeting constitutes a waiver of dissenter's rights. A proxy that is returned signed but on which no voting preference is indicated will be voted in favor of the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement and will constitute a waiver of dissenter's rights. A dissenting Kroll-O'Gara shareholder may revoke his or her proxy at any time before its exercise by giving notice of revocation to Kroll-O'Gara in writing, by verifiable communication, at the special meeting or by signing and returning a later dated proxy (although attendance at the special meeting will not in and of itself constitute revocation of a proxy). See "Special Meeting -- Proxies."

     2. Filing Written Demand. Not later than ten days after the taking of the vote on the merger agreement, a dissenting Kroll-O'Gara shareholder must deliver to Kroll-O'Gara a written demand for payment of the fair cash value of the dissenting shareholder's shares of Kroll-O'Gara common stock. The demand should be delivered to The Kroll-O'Gara Company at 9113 Le Saint Drive, Fairfield, Ohio 45014, Attention: Corporate Secretary. It is recommended, although not required, that the demand be sent by registered or certified mail, return receipt requested. Voting against the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement will not itself constitute a demand. Kroll-O'Gara will not send any further notice to Kroll-O'Gara shareholders as to the date on which the ten-day period expires.

     The demand must identify the name and address of the holder of record of the dissenting shareholder's shares of Kroll-O'Gara common stock, the number of shares of the dissenting shareholder's Kroll-O'Gara common stock and the amount claimed as the fair cash value thereof. A beneficial owner must, in all cases, have the record holder submit the demand regarding the dissenting shareholder's Kroll-O'Gara common stock. The demand must be signed by the shareholder of record (or by the duly authorized representative of the shareholder) exactly as the shareholder's name appears on the shareholder records of Kroll-O'Gara. A demand regarding Kroll-O'Gara common stock owned jointly by more than one person must identify and be signed by all of the shareholders of record. Any person signing a demand on behalf of a partnership or corporation or in any other representative capacity (such as an attorney-in-fact, executor, administrator, trustee or guardian) must indicate the nature of the representative capacity and, if requested, must furnish written proof of this capacity and that person's authority to sign the demand.

     Because only shareholders of record on the record date may exercise dissenter's rights, any person who beneficially owns shares that are held of record by a broker, fiduciary, nominee or other holder and who wishes to exercise dissenter's rights must instruct the record holder of the shares to satisfy the conditions outlined above. If a record holder does not satisfy, in a timely manner, all of the conditions outlined in this section, " -- Dissenter's and Appraisal Rights -- Dissenter's Rights Under Ohio Law," the dissenter's rights for all of the shares held by that shareholder will be lost.

     From the time the demand is given until either the termination of the rights and obligations arising from the demand or the purchase of the dissenting shareholder's Kroll-O'Gara common stock by Kroll-O'Gara, all rights accruing to the dissenting shareholder, including voting and dividend or distribution rights, will be suspended. If any dividend or distribution is paid on Kroll-O'Gara common stock during the suspension, an amount equal to the dividend or distribution which would have been payable on the dissenting shareholder's shares of Kroll-O'Gara common stock, but for that suspension, shall be paid to the holder of record of those shares of Kroll-O'Gara common stock as a credit upon the fair cash value of the shares. If the right to receive the fair cash value is terminated otherwise than by the purchase of the dissenting shareholder's Kroll-O'Gara common stock by Kroll-O'Gara, all rights will be restored to the dissenting shareholder and any distribution that would have been made to the holder of record of the shares of Kroll-O'Gara common stock for which dissenter's rights have been asserted, but for the suspension, will be made at the time of the termination.

     3. Petitions to Be Filed in Court. Within three months after the service of the demand, if Kroll-O'Gara and the dissenting shareholder do not reach an agreement on the fair cash value of the dissenting shareholder's Kroll-O'Gara common stock, the dissenting shareholder or Kroll-O'Gara may file a complaint in the Court of Common Pleas of Butler County, Ohio, or join or be joined in an action similarly brought by another dissenting shareholder, for a judicial determination of the fair cash value (as defined below) of the shares of Kroll-O'Gara common stock for which dissenter's rights have been asserted. Kroll-O'Gara does not intend to file any complaint for a judicial determination of the fair cash value of any Kroll-O'Gara common stock.

     For purposes of the OGCL, "fair cash value" is the amount which a willing seller, under no compulsion to sell, would be willing to accept, and which a willing buyer, under no compulsion to purchase, would be willing to pay, but in no event may the fair cash value exceed the amount specified in the demand. The fair cash value is to be determined as of the date prior to the day of the vote on the reorganization merger. In computing this value, any appreciation or depreciation in the market value of the shares of Kroll-O'Gara common stock for which dissenter's rights have been asserted resulting from the reorganization merger is excluded.

     Upon motion of the complainant, the Common Pleas Court will hold a hearing to determine whether the dissenting shareholder is entitled to be paid the fair cash value of his or her Kroll-O'Gara shares. If the Common Pleas Court finds that the dissenting shareholder is so entitled, it may appoint one or more appraisers to receive evidence and to recommend a decision on the amount of that value. The Common Pleas Court is required to make a finding as to the fair cash value of the shares of Kroll-O'Gara common stock for which dissenter's rights have been asserted and to render a judgment against Kroll-O'Gara for the payment thereof, with interest at a rate and from a date that the Common Pleas Court considers equitable. Costs of the proceedings, including reasonable compensation to the appraiser or appraisers to be fixed by the Common Pleas Court, are to be apportioned or assessed as the Common Pleas Court considers equitable. Payment of the fair cash value of the shares of Kroll-O'Gara common stock is required to be made within 30 days after the date of final determination of the fair cash value or the effective time of the reorganization merger, whichever is later, only upon surrender to Kroll-O'Gara of the certificates representing the shares of Kroll-O'Gara common stock for which payment is made.

     The rights of any dissenting shareholder will terminate if, among other things:

     (1) the dissenting shareholder has not complied with Section 1701.85 of the OGCL, unless the Kroll-O'Gara board of directors waives compliance;

     (2) the reorganization merger is abandoned or otherwise not carried out or the dissenting shareholder withdraws the demand with the consent of the Kroll-O'Gara board of directors; or

     (3) no agreement has been reached between Kroll-O'Gara and the dissenting shareholder regarding the fair cash value of the shares of Kroll-O'Gara common stock for which dissenter's rights have been asserted and no complaint has been timely filed in the Common Pleas Court.

Appraisal Rights Under Delaware Law

     The following is a summary of the principal steps a Kroll-O'Gara shareholder must take to perfect appraisal rights under Section 262 of the Delaware General Corporation Law (which may be referred to in this proxy statement as the "DGCL"). Because the description of appraisal rights in this proxy statement is a summary, it does not contain all the information that may be important to you. A copy of Section 262 of the DGCL is attached to this proxy statement as Appendix C-2. We note that any Kroll-O'Gara shareholder contemplating the exercise of appraisal rights is urged to review carefully these provisions and to consult an attorney, because appraisal rights will be lost if the procedural requirements under Section 262 of the DGCL are not fully and precisely satisfied. If appraisal rights are determined to be available for the mergers, these rights will entitle the holder to require Kroll-O'Gara Holdings to purchase the holder's shares for cash at their fair market value.

     1. No Vote in Favor of the Reorganization Merger. A vote in favor of the reorganization merger will constitute a waiver of appraisal rights. If a Kroll-O'Gara shareholder delivers a blank proxy, Kroll-O'Gara will vote the proxy in favor of the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement, unless the proxy is revoked before the special meeting. Therefore, any Kroll-O'Gara shareholder that intends to exercise appraisal rights under the DGCL and to vote by proxy should not leave the proxy blank. The stockholder should either vote against the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement or abstain from voting on the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement.

     2. Notification of Adoption of Merger Agreement and Approval of the Mergers and the Transactions Contemplated by the Merger Agreement. Within 10 days after adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement by the Kroll-O'Gara shareholders, Kroll-O'Gara Holdings must mail a notice of the adoption and approval to holders of shares of Kroll-O'Gara common stock which were not voted in favor of the merger agreement, and who, prior to the special meeting, notified Kroll-O'Gara that they intended to dissent and they elected to exercise appraisal rights under Delaware law and delivered to Kroll-O'Gara a written demand for appraisal, together with notice of the effective date of the mergers, a brief description of the procedures to be followed in order for the holder to pursue appraisal rights, and a copy of Section 262 of the DGCL. Only a holder of record of shares of Kroll-O'Gara common stock on the record date (or the holder's duly appointed representative) is entitled to exercise appraisal rights.

     3. Exercising Appraisal Rights. To exercise appraisal rights, the record holder of Kroll-O'Gara common stock must not vote to adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement, and within 20 days after the date the approval notice is mailed to the holder, must deliver a written demand for purchase demanding that Kroll-O'Gara Holdings purchase the holder's shares of common stock. The written demand for purchase must be delivered to Kroll-O'Gara Holdings at 900 Third Avenue, New York, New York 10022.

     4. Appraisal Proceeding By Delaware Court.

     Filing of Petition

     Within 120 days after the effective date of the recapitalization merger, Kroll-O'Gara shareholders who wish to exercise appraisal rights and who have followed the procedures stated above or Kroll-O'Gara Holdings may file a petition in the Court of Chancery in Delaware to demand a determination of the fair market value of their stock. Kroll-O'Gara Holdings is under no obligation, and has no present intention, to file a petition regarding the appraisal of the fair value of the shares of common stock at that time. Accordingly, it is the obligation of the Kroll-O'Gara shareholders to initiate all necessary action to perfect their appraisal rights within the time period provided in Section 262 of the DGCL.

     Request for Statement Regarding Shareholders who seek Appraisal Rights

     Within 120 days after the effective date, any record holder of shares of Kroll-O'Gara common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from Kroll-O'Gara Holdings a statement listing the total number of shares of common stock for which demands for appraisal have been received and the aggregate number of those shares. Kroll-O'Gara Holdings must mail these statements within 10 days after receiving the written request.

     Determination of "Fair Value"

     After determining the former holders of Kroll-O'Gara common stock entitled to appraisal, the Delaware Court of Chancery will appraise the "fair value" of the shares of common stock. The fair value will exclude any element of value which is derived from the completion or the expectation of the recapitalization merger, together with any fair rate of interest to be paid on the amount determined to be the fair value. Holders considering seeking appraisal should be aware that the fair value of their shares of common stock as determined under
Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would otherwise receive in the mergers if they did not seek appraisal of their shares of Kroll-O'Gara Holdings common stock, which they would receive in the reorganization merger. The court will also determine the amount of interest, if any, to be paid on the amounts to be received by persons whose shares of Kroll-O'Gara Holdings common stock have been appraised.

     Costs and Expenses Regarding the Appraisal

     The costs of the action may be determined by the court and taxed on the parties as the court considers equitable. The court may also order that all or a portion of the expenses incurred by any holder of common stock in connection with an appraisal, including reasonable attorneys' fees and the fees and expenses of experts hired in connection with the appraisal proceeding, to be charged proportionately against the value of all of the shares of common stock entitled to appraisal.

     5. Effect of Exercise of Appraisal Rights on Voting and Right to Dividends. Any stockholder who has duly exercised appraisal rights in compliance with
Section 262 of the DGCL will not, after the effective time of the recapitalization merger, be entitled to vote his or her shares for any purpose. These shares will not be entitled to the payment of dividends or other distributions, other than those payable or deemed payable to stockholders of record as of the date prior to the effective time of the recapitalization merger.

     6. Loss, Waiver or Withdrawal of Appraisal Rights. If a holder of shares of Kroll-O'Gara common stock who demands the purchase of shares under Section 262 of the DGCL fails to perfect, or effectively withdraws or loses the right to that purchase, that holder will be entitled to receive the consideration otherwise payable in the recapitalization merger.

     Shares for which appraisal rights have been asserted lose their status if:

     (1) the reorganization merger is abandoned;

     (2) the shares are transferred prior to their submission for the required endorsement;

     (3) the stockholder fails to make a timely written demand for purchase, along with a statement of fair market value;

     (4) the shares are voted in favor of the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement;

     (5) the stockholder and Kroll-O'Gara Holdings do not agree upon the status of the shares as shares for which appraisal rights are sought or do not agree on the purchase price, but neither Kroll-O'Gara Holdings nor the stockholder files a complaint or intervenes in a pending action within six months after mailing of the approval notice; or

     (6) with Kroll-O'Gara Holdings's consent, the stockholder delivers to Kroll-O'Gara Holdings a written withdrawal of the stockholder's written demand for purchase.

     For purposes of Section 262 of the DGCL, the fair market value of the Kroll-O'Gara common stock will be determined as of the day before the first announcement of the terms of the reorganization merger, excluding any element of value arising from the accomplishment or expectation of the recapitalization merger.

Any holder of shares of Kroll-O'Gara common stock contemplating exercising dissenter's rights under Ohio law or appraisal rights under Delaware law should consult with his or her own legal counsel to determine under which state's laws to assert these rights and the procedure for exercising these rights.

Treatment of Options

     At the reorganization merger, each outstanding option, warrant or other right, which are referred to collectively in this proxy statement as options, to purchase shares of Kroll-O'Gara common stock will be converted into an equivalent option to purchase shares of Kroll-O'Gara Holdings common stock, at the same exercise price, with the same vesting and exercisability provisions and the same other terms as the option to purchase shares of Kroll-O'Gara common stock.

     At the recapitalization merger, options to purchase Kroll-O'Gara Holdings common stock will receive the following treatment:

     o all options with an exercise price of $18 or more per share-- that is, out-of-the money options -- will be canceled;

     o each option with an exercise price of less than $18 per share -- that is, an in-the-money option -- that is held by individuals other than some members of management of Kroll-O'Gara and its subsidiaries will become fully vested and exercisable and will be purchased for a cash payment equal to the excess of $18 over the exercise price per share of the option times the number of shares subject to the option;

     o    in-the-money   options   held  by  some  members  of   management   of
          Kroll-O'Gara   and  its   subsidiaries   will  receive  the  following
          treatment:

          -- any unvested in-the-money options will be retained, subject to their existing terms and conditions, including any unsatisfied vesting conditions; and

          -- any vested in-the-money options either will be retained, with Blackstone's approval, or will be purchased for a cash payment equal to the excess of $18 over the exercise price per share of the options, times the number of shares subject to these options.

     At ____, 2000, [933,823] shares of Kroll-O'Gara common stock were subject to options which had an exercise price less than $18. The average exercise price of these options was [$8.99] per share.

Board of Directors and Executive Officers of Kroll-O'Gara Holdings Following the Mergers

     At the effective time of the reorganization merger, the directors of Kroll-O'Gara and Kroll-O'Gara Holdings will resign and seven directors will be appointed to serve as the new Kroll-O'Gara Holdings board. We list below the name, age, current position and business experience of each of the persons whom we expect will serve as a director or executive officer of Kroll-O'Gara Holdings following the mergers:


Name                           Age        Position
----                           ---        --------

Jules B. Kroll                 58         Chairman of the Board and Chief Executive Officer
Michael G. Cherkasky           50         President of Kroll Risk Consulting Services and Director
Michael J. Lennon              42         President of Security Products and Services Group and Director
Steven Sharpe                  46         Executive Vice President
Robert L. Friedman             56         Director
David Blitzer                  30         Director

     JULES B. KROLL has been Chairman of the Board and Chief Executive Officer of Kroll-O'Gara since the merger of Kroll Holdings and The O'Gara Company on December 1, 1997. He founded Kroll-O'Gara's Kroll Associates, Inc. subsidiary in 1972 and has been the Chairman of the Board and Chief Executive Officer of Kroll Associates and Kroll Holdings since their foundings. Mr. Kroll also is a director of Presidential Life Insurance Company and Security Technologies Group, Inc. He has been a director of Kroll-O'Gara since December 1997.

     MICHAEL G. CHERKASKY has been Chief Operating Officer of Kroll-O'Gara's Investigations and Intelligence Group since December 1997. Prior to the merger of Kroll Holdings and The O'Gara Company he had been an Executive Managing Director of Kroll Holdings since April 1997 and Chief Operating Officer of Kroll Holdings since January 1997. From November 1995 to January 1997, he was the head of Kroll Holdings' North American Region and from February 1994 to November 1995 he was the head of Kroll Holdings' Monitoring Group. From June 1993 to November 1993, Mr. Cherkasky was a candidate for public office. From 1978 to June 1993, Mr. Cherkasky was with the District Attorney's office for New York County, his last position being Chief of the Investigation Division. He became a director of Kroll-O'Gara in December 1997.

     MICHAEL J. LENNON has been Chief Operating Officer of Kroll-O'Gara's Security Products and Services Group since December 1997. He also has been the President and Chief Operating Officer of O'Gara Hess & Eisenhardt since January 1996. Mr. Lennon joined O'Gara Hess & Eisenhardt in February 1994 as Manager of Commercial and Military Programs; he became Vice President for Sales, Marketing and Program Management in October 1994 and served in that capacity through 1995. Prior to joining O'Gara Hess & Eisenhardt, Mr. Lennon had 15 years' experience in engineering, manufacturing, quality control and marketing with General Electric Company, which he joined in 1979. From 1990 to 1994, he was Manager of Advanced Technology Marketing for their G.E. Aircraft Engines business. He became a director of Kroll-O'Gara in March 1998.

     STEVEN SHARPE has been the Vice President, Strategic Development of Kroll-O'Gara since April 1999. Prior to that he had been a Managing Director of Kroll Associates since July 1998. From 1986 to 1998, Mr. Sharpe was a senior partner with Davies, Ward & Beck in Toronto, Canada. Mr. Sharpe also is a director of Security Technologies Group, Inc.

     ROBERT  L.  FRIEDMAN  has  served  as a  Senior  Managing  Director  of The
Blackstone Group L.P. since March 1999. Prior to joining Blackstone, Mr. Friedman was an attorney with Simpson Thacher & Bartlett, a New York law firm, since 1967. He was a partner of Simpson Thacher & Bartlett from 1974 to 1999 and a member of its executive committee for most of that period. Mr. Friedman is a director of American Axle & Manufacturing Inc., Clark Refining Holdings Inc., Corp Group and Republic Technologies International, Inc.

     DAVID BLITZER has served as a Senior Managing Director of The Blackstone Group L.P. since January 2000. He joined Blackstone as an associate in 1991, becoming a Vice President in 1996 and a Managing Director in 1998. Mr. Blitzer is a director of Allied Waste Industries, Volume Services America, Imperial Home Decor Group, and Republic Technologies International, Inc.

Other Information Regarding Directors and Executive Officers of Kroll-O'Gara

     Information concerning the current directors and executive officers of Kroll-O'Gara and executive compensation is contained in Kroll-O'Gara's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and is incorporated in this proxy statement by reference. See "Where You Can Find More Information."

Merger Financing

Overview

     The following lists what we expect will be the sources and uses of funds regarding the mergers at the closing of the mergers.

Sources:                                                       Uses:
($ in millions)                                                ($ in millions)

Term loan.......................................... $ 75.0     Purchase of common stock and options...............  $343.8
Senior Subordinated Notes..........................  150.0     Conversion of common stock to Series A
Series A Preferred Stock...........................   20.0        preferred stock.................................    20.0
Series C Preferred Stock and Series D                          Conversion of common stock to Series C
   Preferred Stock(3)..............................   30.0        preferred stock and D preferred stock...........    30.0
Retention of management interest in                            Retention of management interest in
    Kroll-O'Gara Holdings common                                  Kroll-O'Gara Holdings common stock .............    15.6
    stock..........................................  .15.6     Repayment of existing Kroll-O'Gara debt............    40.0
Blackstone capital contribution....................  187.4     Estimated fees and expenses........................    28.6
                                                    ------                                                          ------

 Total Sources..................................... $478.0      Total Uses........................................  $478.0
                                                    ======                                                          ======

     Please note the following regarding the sources and uses of funds listed in the table above:

     We expect that Kroll Finance will enter into a new senior credit facility with The Chase Manhattan Bank, Credit Suisse First Boston Corporation, Goldman Sachs Credit Partners L.P. and an affiliate and UBS AG (Stamford Branch), which will include the $75.0 million term loan listed in the table above, subject to specified conditions.

     We expect that Kroll Finance will issue the $150.0 million of senior subordinated notes listed in the table above in a private placement, subject to specified conditions. Alternatively, we expect that Kroll Finance will obtain from The Chase Manhattan Bank, Credit Suisse First Boston Corporation, Goldman Sachs Credit Partners L.P. and an affiliate and UBS AG (Stamford Branch) a senior subordinated loan in the same amount.

     Under the merger agreement and the voting, sale and retention agreement, AIG has waived its right to receive the cash merger consideration for 1,111,111 of its Kroll-O'Gara Holdings common stock and, instead, will exchange these shares into 20,000 shares of series A preferred stock of Kroll-O'Gara Holdings with a stated value of $20.0 million to be issued on the closing of the recapitalization merger. For more information, see " - Merger Consideration" and "Description of Kroll-O'Gara Holdings Capital Stock - Preferred Stock - Series A Preferred Stock."

     Under the merger agreement and the voting, sale and retention agreement, Jules Kroll has waived his right to receive the cash merger consideration for 1,666,667 of his Kroll-O'Gara Holdings common stock and, instead, will exchange these shares into 15,000 shares of series C preferred stock of Kroll-O'Gara Holdings and 15,000 shares of series D preferred stock of Kroll-O'Gara Holdings for an aggregate stated value of $30.0 million to be issued on the closing of the recapitalization merger. For more information, see "-- Merger Consideration" and "Description of Kroll-O'Gara Holdings Capital Stock - Preferred Stock - Series C Preferred Stock" and " - Series D Preferred Stock."

     We assume that Jules Kroll, Michael Cherkasky, Michael Shmerling and other senior managers of Kroll-O'Gara and its subsidiaries will retain no fewer than 865,077 of their shares of Kroll-O'Gara Holdings common stock following the recapitalization merger. At $18 per share, these retained shares will have a value of approximately $15.6 million. If they retain more Kroll-O'Gara Holdings common stock, we expect that the amount we will need to pay for shares of Kroll-O'Gara common stock and the capital contribution of the Blackstone Funds will decrease correspondingly.

     We expect that the Blackstone Funds will make a capital contribution of up to approximately $187.4 million, subject to specified conditions.

     The estimate of the purchase of common stock and options of $343.8 million consists of:

     (1) the purchase of Kroll-O'Gara common stock from the retaining shareholders immediately prior to the reorganization merger, under the voting, sale and retention agreement, at $18 per share for approximately $19.2 million in total;

     (2) the cash merger consideration of approximately $316.2 million for the outstanding shares of Kroll-O'Gara Holdings common stock held by stockholders other than the retaining shareholders in the recapitalization merger; and

     (3)  the purchase of in-the-money options for approximately $8.4 million.

This estimate is subject to the following changes:

     - if more members of management join the group of retaining shareholders, the amount of cash merger consideration we will pay may decrease, which would result in a corresponding decrease in the capital contribution by the Blackstone Funds, and the amount that BCP/KROG Acquisition Company may pay under the voting, sale and retention agreement immediately prior to the reorganization merger may increase; and

     - if additional members of management of Kroll-O'Gara and its subsidiaries retain additional options in addition to what we have assumed, this amount may decrease, which would result in a corresponding decrease in the capital contribution by the Blackstone Funds. For more information regarding the treatment of outstanding options held by retaining shareholders in the mergers, see "Special Factors -- Interests of Certain Persons; Conflicts of Interests -- Existing Options."

     We expect to repay the existing debt of Kroll-O'Gara and its subsidiaries and to terminate the agreements under which they were issued, which we expect will total approximately $40.0 million at the closing of the mergers and will consist of the following:

     o    $35.0 million total principal amount of Senior Notes due 2004;

     o $1.6 million total principal amount of variable rate demand economic development bonds;

     o    $1.8 million total principal amount of a demand note; and

     o $1.5 million total principal amount of other debt held by former shareholders of some of our subsidiaries.

     We expect that, at the closing of the recapitalization merger, fees and expenses for the mergers and related transactions will be as follows:

                     Description                                      Amount
     Advisory fees and expenses....................................   $
     Debt financing fees and expenses..............................
     Legal fees and expenses.......................................
     Accounting fees and expenses..................................
     Printing and mailing costs....................................
     Miscellaneous expenses........................................
                                                                      ---------
                Total..............................................   $
                                                                      =========

These estimated fees and expenses include a $4.5 million fee that Kroll-O'Gara has agreed to pay to an affiliate of Blackstone upon the successful completion of the recapitalization merger.

     The following is a summary of the capital contribution from Blackstone, the senior subordinated notes financing and the new senior credit facility, including the term loan portion of it.

Capital Contributions

     Based on the equity commitment letter dated November 14, 1999 that Blackstone Capital Partners III delivered to Kroll-O'Gara, we expect that the Blackstone Funds will, prior to the effective time of the reorganization merger, make a capital contribution to BCP/KROG Acquisition Company in an amount sufficient for it to (1) purchase the Kroll-O'Gara common stock held by the retaining shareholders, as described under "The Voting, Sale and Retention Agreement," and (2) contribute to Kroll-O'Gara Holdings an amount necessary to fund, together with the net proceeds of the financings described below, the uses of funds described above. We expect that the total capital contribution will be approximately $187.4 million. This is based on the assumption that the capital contribution will equal (1) approximately $224.3 million less (2) an amount equal to the product of (a) $18 and (b) the number of shares of Kroll-O'Gara Holdings common stock which are to be retained or converted into preferred stock by the retaining shareholders, plus (3) an amount equal to the fees and expenses of the mergers and the related transactions.

     The commitment of the Blackstone Funds to make this capital contribution is subject to the satisfaction or waiver of the conditions to closing in the merger agreement and the conditions of the related transactions.

Senior Subordinated Notes

     The following is a summary of what we expect will be the material terms, conditions and other provisions of the senior subordinated notes and the related bridge facility.

     Interest Rate and Maturity

     We expect that the interest rate on and the maturity of the senior subordinated notes will be determined prior to the closing of the mergers based on typical terms for comparable high yield securities and market conditions generally.

     Ranking

     We expect that the senior subordinated notes will be:

     o    general unsecured obligations of Kroll Finance;

     o junior to all existing and future senior debt of Kroll Finance, including borrowings under the new senior credit facility; and

     o equal in right of payment to all other existing and future debt of Kroll Finance that is not senior debt.

     Guarantees

     We expect that Kroll-O'Gara Holdings will guarantee payment on the notes on an unsecured, senior subordinated basis.

     Covenants

     We expect that the indenture governing the senior subordinated notes will contain customary covenants that will restrict, among other things, the ability of Kroll Finance and its direct and indirect subsidiaries to:

o    incur additional debt and issue additional preferred stock;

o make specified restricted payments, including the payment of dividends on and the repurchase of Kroll-O'Gara Holdings common stock and other payments;

o    incur liens;

o merge, consolidate or sell all or substantially all of the assets of Kroll Finance and its direct and indirect subsidiaries; and

o    enter into various transactions with affiliates.

     Events of Default and Remedies

     We expect that the senior subordinated notes will have events of default and remedies that are customary for comparable high yield financings.

     144A Issuance & Registration Rights

     We expect that the senior subordinated notes will be issued under Rule 144A under the Securities Act of 1933 and will have customary registration rights.

Bridge Loan Financing

     If Kroll Finance cannot sell the senior subordinated notes at the time of the recapitalization merger, then we expect that it will enter into a bridge facility provided by The Chase Manhattan Bank, Credit Suisse First Boston Corporation, Goldman Sachs Credit Partners L.P. and an affiliate and UBS AG (Stamford Branch) for a $150.0 million senior subordinated loan.

     Maturity

     The senior subordinated loan would mature on the earlier of (1) one year after its closing and (2) the closing date of any permanent refinancing of it. If it is not repaid within one year of its closing, the initial loans would be exchanged for exchange loans with a ten year maturity.

     Interest Rate

     We expect that the interest rate to be borne by both the initial loans and any exchange loans would be based on market conditions at the time of issuance, subject to specified conditions.

     Ranking

     The loans would be:

     o    general unsecured obligations of Kroll Finance;

     o junior to all existing and future senior debt of Kroll Finance, including borrowings under the new senior credit facility; and

     o equal in right of payment to all other debt of Kroll Finance that is not senior debt.

     Guarantees

     We expect that Kroll-O'Gara Holdings will guarantee payment on the senior subordinated loans on an unsecured, senior subordinated basis.

     Covenants

     We expect that the credit agreement for the senior subordinated credit loans would contain covenants customary for similar bridge facilities, including covenants similar to those under the indenture that would have governed the senior subordinated notes and the credit agreement for the new senior credit facility.

     Events of Default and Remedies

     We expect that the credit agreement for the senior subordinated loans will have events of default and remedies that are customary for comparable bridge facilities.

     Redemption Provisions

     We expect that the exchange notes would contain mandatory redemption and optional redemption terms and provisions customary for comparable high yield securities.

New Senior Credit Facility

     Overview

     We anticipate that Chase Securities will arrange and The Chase Manhattan Bank will act as agent and Credit Suisse First Boston Corporation, Goldman Sachs Credit Partners L.P. and an affiliate and UBS AG (Stamford Branch) will act as co-agents for a new $200.0 million senior credit facility for Kroll Finance. We expect that Chase Securities will arrange a syndicate of financial institutions to act as co-lenders, The Chase Manhattan Bank will act as the sole and exclusive administrative and collateral agent and Chase Securities will act as the exclusive advisor, lead arranger and book manager for the syndication. We have filed the commitment letter dated November 12, 1999 that The Chase Manhattan Bank and Chase Securities delivered to BCP/KROG Acquisition Company as an exhibit to the Rule 13e-3 transaction statement. The following is a summary of the material terms, conditions and other provisions of the new senior secured credit facility.

     We expect that the new senior credit facility will consist of the following two facilities:

     1. a $75.0 million term loan facility, which we expect will be fully drawn at the closing of the recapitalization merger; and

     2.   a revolving credit facility up to:

          -- for three and one-half years after the closing date of the recapitalization merger, $125.0 million for general corporate purposes, up to $90.0 million of which may be used for specified permitted acquisitions; and

          -- after three and one-half years after the closing date of the recapitalization merger, $35.0 million for general corporate purposes, other than acquisitions, plus the amount by which loans that were borrowed, and letters of credit that were issued and are outstanding under the revolving facility at the end of the three and one-half year period exceed $35 million, with the excess loans being converted to term loans at that time.

          We expect that the revolving credit facility will not be drawn at the closing of the recapitalization merger.

     Interest Rates and Fees

     We expect that borrowings under the new senior credit facility will bear the following interest rates and have the following fees:

     1. The term loan will bear interest, at the option of Kroll Finance, at either adjusted LIBOR plus 3.75% each year or the alternate base rate plus 2.75% each year.

     2. Borrowings under the revolving credit facility will bear interest, at the option of Kroll Finance, at adjusted LIBOR plus 3.25% each year or the alternate base rate plus 2.25% each year.

The lenders will fund loans under the adjusted LIBOR option in euro-dollar loans in, at the option of Kroll Finance, one, two, three or six month tranches or nine or twelve month tranches if available from all lenders, adjusted for statutory reserves. The alternate base rate means the higher of the prime rate of The Chase Manhattan Bank and the federal funds rate plus 1/2 of 1 % each year. Interest will be calculated based on the actual days elapsed in a year of 360 days (or 365 or 366 days, as the case may be, for prime rate loans) and will be payable quarterly in arrears.

     In addition, Kroll Finance will pay a yearly fee on letters of credit which are issued under the revolving credit facility equal to 3.25% of the outstanding amount of letters of credit and an additional amount, to be agreed upon, to the fronting bank.

     We expect that Kroll Finance will also pay a commitment fee on the undrawn portion of the revolving credit facility equal to:

     1. 1.00% each year if the amount outstanding under the revolving credit facility, including outstanding letters of credit, equals less than 50% of the maximum commitment amount of the revolving credit facility; and

     2. 0.50% each year if the amount outstanding under the revolving credit facility, including outstanding letters of credit, equals 50% or more of the maximum commitment amount of the revolving credit facility.

The commitment fee will begin to accrue from the closing date of the senior credit facility and will be payable quarterly in arrears.

     The interest rates and fees listed above will be subject to reductions based on a ratio of total debt to earnings before interest, taxes, depreciation and amortization of Kroll Finance and its subsidiaries on a consolidated basis as of the end of and for the most recent period of four consecutive fiscal quarters for which financial statements have been delivered to the lenders.

     Maturity and Amortization

     We expect that the new senior credit facility will have the following maturity and amortization schedules:

     1. The term loan facility will mature seven years after the closing date of the recapitalization merger. Kroll Finance will be required to repay this facility in nominal semi-annual installments for the first five and one-half years and the remaining amount in semi-annual installments in amounts to be agreed upon for the rest of the term of this facility.

     2. The revolving credit facility will mature five and one-half years after the closing date of the recapitalization merger. If at the end of a three and one-half year period after the closing date, the loans outstanding under this facility exceed $35.0 million less the amount of letters of credit then outstanding, Kroll Finance will be required to repay those excess loans in semi-annual installments of 20% in the fourth year after its closing date, 30% in the fifth year after its closing date and 50% on the maturity of the facility. Those installments will be reduced in order of maturity to the extent the excess loans are less than $90.0 million.

     Ranking

     Borrowings under the senior credit facility will be:

     o    senior secured obligations of Kroll Finance;

     o senior to all existing and future senior subordinated and junior debt of Kroll Finance; and

     o equal in right of payment to all other existing and future senior debt of Kroll Finance, if any.

     Guarantees

     We expect that borrowings under the senior credit facility will be guaranteed by Kroll-O'Gara Holdings and each of Kroll Finance's existing and future direct or indirect domestic subsidiaries, with the following exceptions:

     o some domestic subsidiaries which are not wholly owned may not provide guarantees;

     o existing guarantees will be released in connection with an initial public offering or sale of the Information Services Group; and

     o existing guarantees will be released in connection with a sale of all of the capital stock of the Voice and Data Communications Group.

     Security

     We expect that the obligations of Kroll Finance and the subsidiary guarantors under the senior credit facility will be secured by first priority security interests in the following:

     1.   all the capital stock of Kroll Finance;

     2. all the capital stock of each of the existing and future, direct or indirect domestic subsidiaries of Kroll Finance;

     3. 65% of the capital stock of each of the existing and future, direct foreign subsidiaries of Kroll Finance and its domestic subsidiaries;

     4. all the capital stock of any existing and future, direct foreign subsidiary of Kroll Finance and its domestic subsidiaries in which Kroll Finance or any of its subsidiaries owns less than 65% of the capital stock; and

     5. substantially all tangible and intangible assets of Kroll Finance and its existing and future domestic subsidiaries.

The security interests described above will be subject to the following exceptions:

     1. some domestic subsidiaries which are not wholly owned may not pledge their capital stock or assets;

     2. some existing security interests will be released in connection with an initial public offering or sale of the Information Services Group; and

     3. some existing security interests will be released in connection with a sale of the capital stock of the Voice and Data Communications Group.

     Covenants

     We expect that the credit agreement for the new senior credit facility will contain customary affirmative and negative covenants, including restrictions on the ability of Kroll Finance, Kroll-O'Gara Holdings and each of its subsidiaries to:

     1.   pay dividends and distributions on capital stock;

     2.   make redemptions and repurchases of capital stock and debt;

     3.   prepay debt;

     4.   enter into liens and sale/leaseback transactions;

     5.   incur additional debt;

     6. engage in mergers, acquisitions and asset sales, other than an initial public offering or sale of the Information Services Group and a sale of the capital stock of the Voice and Data Communications Group;

     7.   engage in transactions with affiliates;

     8. change the business conducted by Kroll Finance and its direct and indirect subsidiaries; and

     9. change the status of Kroll-O'Gara Holdings as a passive holding company.

In addition, the credit agreement will contain the customary financial covenants regarding minimum interest coverage ratios, maximum total leverage ratios and limitations on capital expenditures.

     Mandatory Prepayments

     We expect that Kroll Finance will be required to prepay the term loan with the following:

     o 75% of the consolidated excess cash flow of Kroll-O'Gara Holdings and its subsidiaries, after giving effect to debt service on borrowings under the new senior credit facility and the senior subordinated notes or the senior subordinated credit facility, as applicable, beginning with the year ending December 31, 2000; and

     o 100% of the net cash proceeds of the sale by Kroll-O'Gara Holdings or any of its subsidiaries of specified assets or the capital stock of its subsidiaries or of specified debt incurred by Kroll-O'Gara Holdings or any of its subsidiaries, in each case subject to various exceptions.

     Voluntary Prepayments

     We expect that Kroll Finance will be able, at its option, to prepay borrowings under the new senior credit facility without premium or penalty, subject to reimbursement of the lenders' redeployment costs in the case of prepayment of adjusted LIBOR borrowings other than on the last day of the relevant interest period.

     Events of Default and Remedies

     We expect that the new senior credit facility will have events of default and remedies that are customary for comparable senior credit facilities.

Arrangements to Repay Debt

     After the mergers are consummated, we plan to rely principally on cash flow and additional financing or refinancings from operations to meet the debt services requirements and to repay the debt of Kroll Finance.

              Selected Historical and Unaudited Pro Forma Condensed
                       Consolidated Financial Information

     The following tables show selected historical  consolidated  financial data
of  Kroll-O'Gara  and  selected  unaudited  pro  forma  condensed   consolidated
financial data of Kroll-O'Gara.

     The selected historical consolidated financial data for the three years ended December 31, 1996, 1997 and 1998 and for the nine months ended September 30, 1998 and 1999 are derived from the historical consolidated financial statements of Kroll-O'Gara and the related notes, which are incorporated by reference in this proxy statement. The selected historical consolidated financial data for the two years ended December 31, 1994 and 1995 are derived from the historical consolidated financial statements of Kroll-O'Gara, which are not included in this proxy statement. See "Where You Can Find More Information."

     The selected pro forma financial information has been derived from the unaudited pro forma condensed consolidated financial information prepared by applying pro forma adjustments to the historical consolidated financial statements of Kroll-O'Gara. The pro forma statements of operations and other data assume the mergers and related transactions, as well as the acquisitions of Kizorek, Inc., now renamed InPhoto Surveillance, Inc., and Buchler Phillips, had occurred on January 1, 1998. The pro forma balance sheet data assumes the mergers and related transactions had occurred as of September 30, 1999. The adjustments are described in the notes accompanying the pro forma financial information. See "Unaudited Pro Forma Condensed Consolidated Financial Information."

     The pro forma adjustments reflect the accounting for the mergers as a recapitalization. Therefore, the mergers have not changed the historical basis of the assets and liabilities of Kroll-O'Gara.

     The selected pro forma financial information does not purport to represent actual results that Kroll-O'Gara would have achieved if Kroll-O'Gara had completed the mergers and related transactions, as well as the two acquisitions described above, on the date or for the periods indicated. It does not project balance sheet data or results of operations for any future date or period. You should read this data together with the "Unaudited Pro Forma Condensed Consolidated Financial Information" below and Kroll-O'Gara's historical financial statements and the notes thereto which are incorporated by reference in this proxy statement. See "Where You Can Find More Information."

                 Selected Historical Consolidated Financial Data

                    (in thousands, except per share amounts)

                                                                                                                Nine Months Ended
                                                                     Year Ended December 31,                      September 30,
                                                       ------------------------------------------------------  --------------------
                                                         1994       1995        1996       1997        1998       1998      1999
                                                       -------    --------   ---------   --------   ---------  ---------  ---------
Statement of Operations Data:                                                                                       (unaudited)
Net sales                                              $91,338    $ 92,955   $ 158,924   $192,886   $ 254,543  $ 184,792  $ 225,558
Cost of sales                                           57,990      65,106     113,264    128,901     164,291    119,400    136,430
                                                       -------    --------   ---------   --------   ---------  ---------  ---------
   Gross profit                                         33,348      27,849      45,660     63,985      90,252     65,392     89,128
Selling, general and administrative expenses,
   including amortization                               32,227      30,912      37,375     46,768      61,294     43,135     64,964
Asset impairment                                            --          --         125         --          --         --         --
Merger related expenses                                     --          --          --      7,205       5,727         --      3,537
Restructuring charge                                        --          --          --         --          --         --      4,364
                                                       -------    --------   ---------   --------   ---------  ---------  ---------
   Operating income (loss)                               1,121      (3,063)      8,161     10,013      23,231     22,257     16,263
Interest expense                                        (2,599)     (2,827)     (3,049)    (4,877)     (4,382)    (3,272)    (2,936)
Other income (expense), net                                533          36         335       (105)      1,615      1,270        (39)
                                                       -------    --------   ---------   --------   ---------  ---------  ---------
Income (loss) from continuing operations before
   minority interest, provision (benefit) for income
   taxes, extraordinary item and cumulative
   effect of change in accounting principle               (945)     (5,854)      5,447      5,030      20,464     20,255     13,288
Minority interest                                           --          --          --       (156)         --         --         --
                                                       -------    --------   ---------   --------   ---------  ---------  ---------
Income (loss) from continuing operations before
   provision (benefit) for income taxes,
   extraordinary item and cumulative effect of
   change in accounting principle                         (945)     (5,854)      5,447      4,874      20,464     20,255     13,288
Provision (benefit) for income taxes                    (1,540)       (824)        366      3,305       7,353      8,504      5,108
                                                       -------    --------   ---------   --------   ---------  ---------  ---------
Income (loss) from continuing operations before
   extraordinary item and cumulative effect of
   change in accounting principle                          595      (5,030)      5,081      1,569      13,112     11,751      8,180
Income (loss) from operations of discontinued
   Voice and Data Communications Group, net                (44)       (676)        333       (305)     (1,326)       287       (954)
Loss from operations and disposal of discontinued
   clinical business, net of tax                            --          --      (1,274)        --          --         --         --
                                                       -------    --------   ---------   --------   ---------  ---------  ---------
Income (loss) before extraordinary item and
   cumulative effect of change in accounting
   principle                                               551      (5,706)      4,139      1,264      11,786     12,038      7,226
Extraordinary item, net of tax benefit                      --          --          --       (194)         --         --         --
                                                       -------    --------   ---------   --------   ---------  ---------  ---------
Income (loss) before cumulative effect of change
   in accounting principle                                 551      (5,706)      4,139      1,070      11,786     12,038      7,226
Cumulative effect of change in  accounting
   principle, net of tax benefit                            --          --          --       (360)         --         --       (778)
                                                       -------    --------   ---------   --------   ---------  ---------  ---------
Net income (loss)                                      $   551    $ (5,706)  $   4,139   $    710   $  11,786  $  12,038  $   6,448
                                                       =======    ========   =========   ========   =========  =========  =========
Basic earnings (loss) per share from continuing
   operations                                          $  0.07    $  (0.46)  $    0.42   $   0.11   $    0.68  $    0.63  $    0.37
                                                       =======    ========   =========   ========   =========  =========  =========
Basic weighted average shares outstanding                8,926      11,019      12,112     14,751      19,337     18,596     21,935
                                                       =======    ========   =========   ========   =========  =========  =========
Diluted earnings (loss) per share from continuing
   operations                                        $    0.02   $   (0.46)  $    0.39  $    0.10   $    0.66  $    0.61  $    0.36
                                                     =========   =========   =========  =========   =========  =========  =========
Diluted weighted average shares outstanding              9,384      11,019      12,670     15,560      19,908     19,226     22,595
                                                     =========   =========   =========  =========   =========  =========  =========

                                                                        As of December 31,                     As of September 30,
                                                     ------------------------------------------------------------------------------
                                                        1994        1995        1996       1997        1998       1998       1999
                                                     ---------   ---------   ---------  ---------   ---------  ---------  ---------
Balance Sheet Data:                                                                                                  (unaudited)
Working capital                                      $  17,261   $   5,044   $  10,626  $  38,329   $  84,890  $  99,281  $  72,545
Net property, plant, and equipment                       7,752       8,325      11,106     18,064      24,572     22,275     35,470
Total assets                                            70,772      71,932      91,673    149,071     248,368    242,089    290,815
Long-term debt, including current portion               28,010      29,142      31,249     54,239      41,347     43,423     40,361
Shareholders' equity                                    16,926      11,404      22,874     42,861     144,496    142,424    160,217
Net book value per common share                                                                     $    6.69             $    7.22

Other Data:
Ratio of earnings to fixed charges(a)                       --          --        2.2x       1.8x        4.1x       5.3x       3.7x

----------
(a) Earnings were insufficient to cover fixed charges by $0.1 million for the year ended December 31, 1994 and $5.9 million for the year ended December 31, 1995.

       Selected Unaudited Pro Forma Condensed Consolidated Financial Data
                 (dollars in millions, except per share amounts)


                                                                                                                       Nine Months
                                                                                                  Year Ended              Ended
                                                                                                  December 31,         September 30,
                                                                                                     1998                  1999
                                                                                                  ---------------------------------
Statements of operations data:
Net sales ............................................................................                 278.1                 $230.7

Gross profit .........................................................................                 103.5                   92.2
Operating expenses ...................................................................                  72.1                   67.2
Merger related expenses ..............................................................                   5.7                    3.5
Restructuring charge .................................................................                    --                    4.4
                                                                                                  ---------------------------------
Operating income .....................................................................                  25.7                   17.1
Interest expense .....................................................................                 (27.7)                 (20.8)
Other income (expense) ...............................................................                   0.4                   (0.3)
                                                                                                  ---------------------------------
Income (loss) from continuing operations before income taxes
  and cumulative effect of change in accounting principle ............................                  (1.6)                  (4.0)
Provision (benefit) for income taxes .................................................                  (1.4)                  (1.8)
                                                                                                  ---------------------------------
Income (loss) from continuing operations before cumulative
  effect of change in accounting principle ...........................................                  (0.2)                  (2.2)
Dividends on preferred stock .........................................................                   5.3                    4.0
                                                                                                  ---------------------------------
Income (loss) from continuing operations available to
  common stockholders ................................................................                 $(5.5)                 $(6.2)
                                                                                                  =================================

Income (loss) from continuing  operations  available to
  common  stockholders per share:
  Basic ..............................................................................                $(0.49)                $(0.55)
  Diluted ............................................................................                $(0.49)                $(0.55)

Weighted average shares outstanding (in thousands):
  Basic ..............................................................................                11,273                 11,273
  Diluted ............................................................................                11,273                 11,273

Other data:
Ratio of earnings to fixed charges (1) ...............................................                    --                     --

                                                                                                         As of September 30,
                                                                                                                1999
                                                                                                         --------------------
Balance sheet data:
Cash and cash equivalents (2) ........................................................                          $    --
Working capital, net of cash and cash equivalents
      and current portion of debt ....................................................                             91.4
Total assets .........................................................................                            295.4
Revolving credit facility (2) ........................................................                             11.6
Long-term debt, including current maturities .........................................                            225.0
Preferred stock ......................................................................                             50.0
Stockholders' equity (deficit) .......................................................                            (54.0)
Net book value per common share ......................................................                          $ (4.79)

(1) On a pro forma basis, earnings were insufficient to cover fixed charges by $1.6 million for the year ended December 31, 1998 and $4.0 million for the nine months ended September 30, 1999.

(2) We do not expect to draw on the revolving credit facility at closing as we expect our existing debt balance will be lower (approximately $40.0 million at closing compared to $62.5 million at September 30, 1999).

                               THE SPECIAL MEETING

Date, Time and Place of Special Meeting

     The special meeting of the Kroll-O'Gara shareholders will be held on _______, 2000 at ___ _.m. local time at [address].

Purpose of the Special Meeting

     At the special meeting, Kroll-O'Gara shareholders will consider and vote upon:

     (1) a proposal to adopt the Agreement and Plan of Mergers, dated as of November 15, 1999, by and among Kroll-O'Gara, Kroll-O'Gara Holdings, KER Acquisition and BCP/KROG, providing for, among other things, the reorganization merger and the recapitalization merger, and approve the mergers and the transactions contemplated by the merger agreement; and

     (2) any other matters that may properly come before the special meeting or any adjournment or postponement thereof.

Recommendation of the Kroll-O'Gara Board and the Special Committee

     The special committee has recommended to the Kroll-O'Gara board of directors, and the Kroll-O'Gara board of directors has approved, the merger agreement and the transactions contemplated by the merger agreement. The Kroll-O'Gara board of directors and the special committee believe that the merger agreement and the transactions contemplated by the merger agreement are fair and in the best interests of the unaffiliated Kroll-O'Gara shareholders, and recommend that the Kroll-O'Gara shareholders vote "FOR" adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement. For more information, see "Special Factors -- Reasons for the Mergers; Recommendations to Shareholders."

Solicitation of Proxies

     The solicitation of proxies in the form enclosed is made on behalf of the board of directors. The expenses of the solicitation of proxies, including preparing, handling, printing and mailing the proxy soliciting material, will be borne by Kroll-O'Gara. Solicitation will be made by use of the mail and, if necessary, by electronic telecommunications or in person. Kroll-O'Gara has retained the services of ______, a professional proxy solicitation firm, to assist with the soliciting of proxies for a fee of $_____ plus out-of-pocket expenses. In soliciting proxies, Kroll-O'Gara management may use the services of its directors, officers and employees, who will not receive any additional compensation, but who will be reimbursed for their out-of-pocket expenses. Kroll-O'Gara will reimburse banks, brokers, nominees, custodians and fiduciaries for their expenses in forwarding copies of the proxy soliciting material to the beneficial owners of the stock held by these persons and in requesting authority for the execution of proxies.

Record Date; Quorum; Voting Rights; Proxies

Record Date

     Only shareholders of record of Kroll-O'Gara common stock at the close of business on the record date of _______, 2000 are entitled to notice of and to vote at the special meeting of shareholders or any adjournment or postponement of the special meeting.

     As of the record date, there were ________ issued and outstanding shares of Kroll-O'Gara common stock held by approximately ____ holders of record, each of which is entitled to one vote per share on any matter that properly comes before the special meeting.

Quorum

     The presence in person or by properly executed proxy of holders of a majority of the issued and outstanding shares of Kroll-O'Gara common stock entitled to vote is necessary to constitute a quorum at the special meeting.

Voting Rights

     Assuming a quorum is present in person or represented by proxy at the special meeting, the articles of incorporation of Kroll-O'Gara require the affirmative vote of shareholders entitled to exercise a majority of the voting power, but not a majority of unaffiliated shareholders, of Kroll-O'Gara to adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement.

Proxies

     If you are a Kroll-O'Gara shareholder, you may use the accompanying proxy if you are unable to attend the special meeting in person or wish to have your shares voted by proxy even if you do attend the special meeting. If your broker has been instructed to vote your shares, you must follow directions received from your broker.

     All shares of Kroll-O'Gara common stock represented by properly executed proxies will, unless these proxies have been previously revoked, be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated on the proxies, these shares of Kroll-O'Gara common stock will be voted in favor of adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement.

     Kroll-O'Gara does not know of any matters that are to come before the special meeting other than the proposal to adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement. If any other matter is properly presented for action at the special meeting, including a motion to adjourn the meeting to another time or place, the persons named in the enclosed form of proxy will have the discretion to vote on that matter in accordance with their best judgment, unless authorization is withheld by notation on the proxy. A shareholder who has given a proxy may revoke it at any time prior to its exercise by written notice of revocation to the secretary of Kroll-O'Gara, by signing and returning a later dated proxy, or by voting in person at the special meeting. However, mere attendance at the special meeting will not have the effect of revoking the proxy.

     Votes cast by proxy or in person at the special meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. Accordingly, since Kroll-O'Gara's articles of incorporation require the affirmative vote of shareholders entitled to exercise a majority of the voting power of Kroll-O'Gara, an abstention will constitute a vote against adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement. If a broker indicates on the proxy that it does not have authority to vote some shares on a particular matter, those shares will be counted for purposes of determining the presence of a quorum but will not be entitled to vote on that matter and will constitute a vote against adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement. Without instruction from the beneficial owner, brokers will not have authority to vote shares held in "street name" at the special meeting.

     Because adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement require the affirmative vote of a majority of outstanding shares of Kroll-O'Gara common stock, abstentions and broker non-votes will have the same effect as negative votes. Accordingly, the Kroll-O'Gara board of directors urges Kroll-O'Gara shareholders to complete, date and sign the accompanying proxy and return it promptly in the enclosed, postage-paid envelope.

Independent Public Accountants

     Representatives of Kroll-O'Gara's independent public accountants will be present at the special meeting, have an opportunity to make a statement if they request, and be available to respond to appropriate questions.

Other Information

     On the record date, the directors and officers of Kroll-O'Gara, including their affiliates and the O'Gara shareholders, had voting power regarding a total of [5,687,087] shares of Kroll-O'Gara common stock or approximately [25.5]% of the shares of Kroll-O'Gara common stock then outstanding. Kroll-O'Gara currently expects that its directors and officers will vote all of these shares in favor of the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement.

     The O'Gara shareholders, under the voting, sale and retention agreement, have agreed to vote the shares of Kroll-O'Gara common stock owned by them in favor of the merger agreement and the mergers and the transactions contemplated by the merger agreement. As of the record date, the O'Gara shareholders owned and had the right to vote a total of [2,663,261] shares of Kroll-O'Gara common stock, or approximately [12.0]% of the total shares outstanding on the record date. See "The Voting, Sale and Retention Agreement."

     The matters to be considered at the special meeting are of great importance to the Kroll-O'Gara shareholders. Accordingly, Kroll-O'Gara shareholders are urged to read completely and carefully consider the information presented in this proxy statement and the attached appendices and to complete, sign, date and promptly return the enclosed proxy in the enclosed postage pre-paid return envelope.

                      Market Price and Dividend Information

     Kroll-O'Gara's common stock trades on the Nasdaq National Market System under the symbol "KROG." The table below lists the high and low sales prices per share of the common stock as reported on the Nasdaq National Market System for the quarterly periods indicated.


                                                            High            Low
                                                            ----            ---
1997:
     First quarter                                       $  13.25       $   9.00
     Second quarter                                         13.00           9.00
     Third quarter                                          15.00          10.25
     Fourth quarter                                         20.00          16.00

1998:
     First quarter                                       $  19.25       $  16.50
     Second quarter                                         22.00          17.00
     Third quarter                                          26.00          18.50
     Fourth quarter                                         40.50          20.00

1999:
     First quarter                                       $ 40.875       $26.3125
     Second quarter                                         29.00          20.00
     Third quarter                                        26.3125        14.3125
     Fourth quarter                                       17.1875        11.9375

2000:
     First quarter (through March 9)                     $16.9375       $16.0313

     On September 23, 1999, immediately prior to the public announcement by Kroll-O'Gara that it was seeking strategic alternatives and that earnings would fall short of third quarter earnings estimates, the closing price per share of Kroll-O'Gara common stock as reported on the Nasdaq National Market System was $25.8125. On November 12, 1999, the last trading day prior to the public announcement of the proposed mergers, the closing price per share of Kroll-O'Gara common stock as reported on the Nasdaq National Market System was $14.8125. On that date, the high sale price was $15.9375 and the low sale price was $14.5625. On ______, 2000, the most recent practicable date for which prices were available prior to printing this proxy statement, the closing price per share of Kroll-O'Gara common stock as reported on the Nasdaq National Market System was $____. We urge you to obtain current market quotations.

     Kroll-O'Gara has never paid any dividends on its common stock.

     Our ability to pay dividends has been and will be subject to the following restrictions:

     (1) Kroll-O'Gara's ability to pay dividends has been limited by Ohio law and restrictive covenants in the agreements governing its existing debt obligations, including the revolving credit facility with KeyBank and the indenture under which we issued senior notes due 2004, in each case subject to specified exceptions. We filed these agreements as exhibits to our Annual Report on Form 10-K/A for the year ended December 31, 1998.

     (2) Under the merger agreement, Kroll-O'Gara may not pay dividends or make other distributions on its capital stock without the permission of BCP/KROG until the mergers are closed or the merger agreement is terminated.

Following the mergers, the ability of Kroll-O'Gara's new holding company, Kroll-O'Gara Holdings, to pay dividends will be limited by Delaware law and restrictive covenants under the indenture governing the senior subordinated notes to be issued by Kroll Finance and the new senior credit facility, which will, in part, refinance Kroll-O'Gara's existing debt. For more information regarding the indenture and the new senior credit facility, see "The Mergers--Sources and Uses of Funds; Merger Financing."

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following pages contain our unaudited pro forma condensed consolidated financial statements, which we derived by applying pro forma adjustments to our historical audited and unaudited consolidated financial statements incorporated by reference to this proxy statement. We prepared the pro forma financial statements giving effect to the mergers, to the acquisitions of Kizorek Inc. (now renamed InPhoto Surveillance, Inc.) and Buchler Phillips, and to the other adjustments described in the notes accompanying these pro forma financial statements.

     We accounted for the reorganization merger as a reorganization of entities under common control as there will be no change in ownership resulting from the reorganization merger. We accounted for the recapitalization merger as a recapitalization under generally accepted accounting principles because BCP/KROG Acquisition Company will acquire less than substantially all of Kroll-O'Gara Holdings's common stock. Accordingly, the mergers have not changed the historical basis of our assets and liabilities.

     The pro forma condensed consolidated balance sheet gives effect to the mergers and related transactions as of September 30, 1999. The pro forma condensed consolidated statements of operations give effect to the mergers and related transactions and to the acquisitions of InPhoto Surveillance and Buchler Phillips as if they had been consummated on January 1, 1998. The pro forma condensed consolidated financial data do not purport to represent what our results of operations, balance sheet data or financial position would actually have been had the mergers and related transactions and acquisitions of InPhoto Surveillance, Inc. and Buchler Phillips in fact occurred on such dates or to project our results of operations, balance sheet data or financial condition for any future period or date. All of the pro forma adjustments are described more fully in the accompanying notes. We based the pro forma adjustments upon preliminary estimates and assumptions that we believe are reasonable in the circumstances. In our opinion, we have made all adjustments that are necessary to present fairly the pro forma information.

     You should read this data in conjunction with our historical financial statements and the notes to those statements. See "Where You Can Find More Information."

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            as of September 30, 1999
                                  (in millions)


                                                                     Historical  Adjustments  Pro Forma
                                                                     ----------  -----------  ----------
ASSETS
Current Assets:
     Cash and cash equivalents .......................................   $ 10.9   $(10.9)(a)   $   --
     Marketable securities ...........................................      0.6                   0.6
     Trade accounts receivable, net ..................................     58.5                  58.5
     Unbilled revenues ...............................................     17.5                  17.5
     Other receivables ...............................................      1.3                   1.3
     Costs and estimated earnings in excess of billings on uncompleted
       contracts......................................................     27.8                  27.8
     Inventories .....................................................     25.7                  25.7
     Prepaid expenses and other ......................................     10.4                  10.4
     Net current assets of discontinued operations ...................      7.0                   7.0
                                                                         ------   ------       ------
         Total current assets ........................................    159.7    (10.9)       148.8
Property, plant and equipment, net ...................................     35.5                  35.5
Databases, net .......................................................      9.7                   9.7
Costs in excess of assets acquired and other intangible assets, net ..     79.1                  79.1
Other Assets
     Other assets ....................................................      3.8     15.5 (b)     19.3
     Net non-current assets of discontinued operations ...............      3.0                   3.0
                                                                         ------   ------       ------
         Total Assets ................................................   $290.8   $  4.6       $295.4
                                                                         ======   ======       ======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Bank lines of credit ............................................   $ 22.2   $(22.2)(a)   $   --
     Current portion of other debt ...................................      2.3     (2.3)(a)       --
     Revolving credit facility .......................................       --     11.6 (a)     11.6
     Trade accounts payable ..........................................     23.0                  23.0
     Accrued liabilities .............................................     33.6                  33.6
     Other current liabilities .......................................      6.1     (5.3)(e)      0.8
                                                                         ------   ------       ------
         Total current liabilities ...................................     87.2    (18.2)        69.0

Long-Term Debt, net of current portion ...............................     38.0    (38.0)(a)       --
Term loan facility ...................................................       --     75.0 (a)     75.0
Senior subordinated notes ............................................       --    150.0 (a)    150.0
Other Long-Term Liabilities ..........................................      5.4                   5.4
                                                                         ------   ------       ------

         Total liabilities ...........................................    130.6    168.8        299.4

Series A Preferred Stock .............................................       --     20.0(c)      20.0
Series C Preferred Stock .............................................       --     15.0(c)      15.0
Series D Preferred Stock .............................................       --     15.0(c)      15.0

Shareholders' Equity (deficit) .......................................    160.2   (214.2)(d)    (54.0)
                                                                         ------   ------       ------
         Total Liabilities and Shareholders' Equity ..................   $290.8   $  4.6       $295.4
                                                                         ======   ======       ======

See accompanying notes

        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a) Represents the net effect of the mergers and the financings on the cash and debt balances as follows:

                                                                (In millions)
     SOURCES OF CASH:
     Senior subordinated notes .............................        $150.0
     Term loan facility ....................................          75.0
     Revolving credit facility (1) .........................          11.6
     Issuance of common shares .............................         168.2
                                                                    ------
          Total sources ....................................         404.8
                                                                    ------
     USES OF CASH:
     Payment of cash merger consideration ..................         316.2
     Settlement of outstanding stock options ...............           8.4
     Repayment of existing debt (1) ........................          62.5
     Estimated transaction fees and costs ..................          28.6
                                                                    ------
          Total uses .......................................         415.7
                                                                    ------
          Net use of cash (1) ..............................        $(10.9)
                                                                    ======

     ----------
     (1) At closing, we expect our existing debt to be approximately $40.0 million and do not expect to draw on the revolving credit facility or use existing cash.

(b) Represents the portion of the estimated transaction fees and costs attributable to the term loan facility, the revolving credit facility and the senior subordinated notes which will be amortized over the life of the related debt. These estimated deferred debt issuance costs include estimated fees and costs payable to banks, underwriters, outside professionals and related advisors. This amount is net of fees previously capitalized of $0.6 million related to $35.0 million of senior notes and other outstanding debt which will be repaid.

(c) In the recapitalization merger, 2,777,778 shares of Kroll-O'Gara common stock will be converted into three series of preferred stock: 20,000 shares of Series A 13% cumulative participating preferred stock, 15,000 shares of Series C 9% cumulative participating preferred stock and 15,000 shares of Series D 9% cumulative participating preferred stock. The preferred stock is redeemable at the option of the holder at any time on or after twelve years after the closing of the mergers. See "Description of Kroll-O'Gara Holdings Capital Stock--Preferred Stock."

(d) Represents the net change in shareholders' equity resulting from the mergers as follows:

                                                                                       (In millions)
     Payment of cash merger consideration for 17,565,739 shares of common stock (1) ..   $(316.2)
     Issuance of 9,343,576 shares of common stock to BCP/KROG Acquisition Company(1) .     168.2
     Conversion of 2,777,778 shares of common stock to preferred stock ...............     (50.0)
     Merger related costs ............................................................      (8.4)
     Settlement of outstanding stock options, net of tax benefit of $3.4 .............      (5.0)
     Senior note prepayment fee, net of tax benefit of $1.7 ..........................      (2.4)
     Write-off of deferred financing costs for debt repaid, net of tax benefit of $0.2      (0.4)
                                                                                         -------
                                                                                         $(214.2)
                                                                                         =======

     ----------
     (1) Under the terms of the voting, sale and retention agreement, certain other members of management of Kroll-O'Gara and its subsidiaries may elect to retain their shares of common stock. In that case, fewer shares will be purchased in the recapitalization merger and the shares issued to BCP/KROG Acquisition Company will be reduced by a corresponding amount.

     We list below the reconciliation of the outstanding shares of Kroll-O'Gara common stock to the pro forma number of shares of Kroll-O'Gara Holdings common stock which we expect will be outstanding after the recapitalization merger:

     Historical shares outstanding (1) ................................................    22,273,352
     Shares to be recapitalized into preferred shares .................................    (2,777,778)
     Shares to be purchased with cash merger consideration in recapitalization merger .   (17,565,739)
                                                                                          -----------
     Shares to be retained by the retaining shareholders or purchased directly by
        BCP/KROG Acquisition Company (2) ..............................................     1,929,835
     Shares to be issued to BCP/KROG Acquisition Company in the recapitalization merger     9,343,576
                                                                                          -----------

     Pro forma shares of Kroll-O'Gara Holdings common stock ...........................    11,273,411
                                                                                          ===========

     ----------
     (1) Includes 22,225,852 shares outstanding at December 20, 1999 plus 47,500 shares of restricted Kroll-O'Gara common stock that we expect to issue prior to the reorganization merger.

     (2) Immediately prior to the reorganization merger, BCP/KROG Acquisition Company will purchase 1,064,758 shares directly from the retaining shareholders for $19.2 million. The retaining shareholders will retain 865,077 shares or approximately 7.7% of Kroll-O'Gara Holdings common stock outstanding after the recapitalization merger. These amounts are subject to change. See "The Mergers - Merger Financing - Overview."

(e) Represents the tax effect of the pro forma adjustments for the settlement of outstanding options, the senior note prepayment fee and the write-off of existing deferred financing costs for debt repaid, at a 40% effective tax rate.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1998
                 (dollars in millions, except per share amounts)

                                                                       Historical(a) Acquisitions(b) Adjustments        Pro Forma
                                                                        ----------   --------------  -----------        ----------
     Net Sales ......................................................   $    254.5      $ 23.6          $   --          $    278.1
     Cost of Sales ..................................................        164.2        10.4                               174.6
                                                                             -----        ----                               -----
        Gross Profit ................................................         90.3        13.2                               103.5

     Operating Expenses
        Selling and marketing .......................................         19.5         2.1              --                21.6
        General and administrative ..................................         41.9         8.6              --                50.5
        Merger related costs ........................................          5.7          --              --                 5.7
                                                                             -----                                           -----

        Operating expenses ..........................................         67.1        10.7              --                77.8
                                                                              ----        ----                                ----

        Operating income ............................................         23.2         2.5                                25.7

     Other Income (Expense)
        Interest expense ............................................         (4.4)       (1.1)          (22.2)(c)           (27.7)
        Interest income .............................................          1.3          --            (1.3)(d)              --
        Other, net ..................................................          0.4          --              --                 0.4
                                                                             -----                                           -----

     Income (loss) from continuing operations
        before income taxes and cumulative effect of
        change in accounting principle ..............................         20.5         1.4           (23.5)               (1.6)
     Provision (benefit) for income taxes ...........................          7.4         0.6            (9.4)(e)            (1.4)
                                                                               ---         ---            ----                ----

     Income (loss) from continuing operations before
        cumulative effect of change in accounting
        principle (f) ...............................................         13.1         0.8           (14.1)               (0.2)
     Dividends on preferred stock ...................................           --          --             5.3 (g)             5.3
     Income (loss) from continuing operations available                                                 ------          ----------
     to common stockholders .........................................   $     13.1      $  0.8          $(19.4)         $     (5.5)
                                                                        ==========      ======          ======          ==========

     Income (loss) from continuing  operations  available to
     common  stockholders per share:
        Basic .......................................................   $     0.68          --              --          $    (0.49)
        Diluted .....................................................   $     0.66          --              --          $    (0.49)

     Dividends per common share                                                 --                                              --

     Weighted average shares outstanding (in thousands):
        Basic .......................................................       19,337          --              --              11,273
        Diluted .....................................................       19,908          --              --              11,273

     Other Data:
     Pro forma ratio of earnings to fixed charges (h)  ..............                                                           --


See accompanying notes.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1999
                 (dollars in millions, except per share amounts)

                                                                    Historical(a)  Acquisitions(b)   Adjustments          Pro Forma
                                                                    -------------  ---------------   -----------         ----------
Net Sales .....................................................      $    225.6       $     5.1       $      --          $    230.7
Cost of Sales .................................................           136.5             2.0                               138.5
                                                                          -----             ---                               -----

     Gross Profit .............................................            89.1             3.1                                92.2

Operating Expenses
   Selling and marketing ......................................            16.1             0.4              --                16.5
   General and administrative .................................            48.8             1.9              --                50.7
   Merger related costs .......................................             3.5              --              --                 3.5
   Restructuring charge .......................................             4.4              --              --                 4.4
                                                                          -----                                               -----
   Operating expenses .........................................            72.8             2.3              --                75.1
                                                                           ----             ---                                ----

   Operating income ...........................................            16.3             0.8              --                17.1

Other Income (Expense)
   Interest expense ...........................................            (3.0)           (0.3)          (17.5)(c)           (20.8)
   Interest income ............................................             0.3              --            (0.3)(d)              --
   Other, net .................................................            (0.3)             --              --                (0.3)
                                                                     ----------                                           ----------

Income (loss) from continuing operations
   before income taxes and cumulative effect
   of change in accounting principle ..........................            13.3             0.5           (17.8)               (4.0)
Provision (benefit) for income taxes ..........................             5.1             0.2            (7.1)(e)            (1.8)
                                                                     ----------       ---------       ---------          ----------

Income (loss) from continuing operations
   before cumulative effect of change in accounting
   principle (f) ..............................................             8.2             0.3           (10.7)               (2.2)

Dividends on preferred stock ..................................              --              --             4.0(g)              4.0
                                                                                                      ---------          ----------
Income (loss) from continuing operations available
to common stockholders ........................................      $      8.2       $     0.3       $   (14.7)         $     (6.2)
                                                                     ==========       =========       =========          ==========

Income (loss) from continuing  operations  available to
common  stockholders per share:
   Basic ......................................................      $     0.37              --              --          $    (0.55)
   Diluted ....................................................      $     0.36              --              --          $    (0.55)

Dividends per share ...........................................              --                                                  --

Weighted average shares outstanding (in thousands):
   Basic ......................................................          21,935                                              11,273
   Diluted ....................................................          22,595                                              11,273

Other Data:
Pro forma ratio of earnings to fixed charges (h)  .............                                                                  --

See accompanying notes.

  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(a) Represents historical consolidated results of operations of Kroll-O'Gara and its subsidiaries, including the results of those acquisitions accounted for as purchase transactions from their respective dates of acquisition.

(b) Represents the pro forma pre-acquisition results of Kizorek, Inc. (renamed InPhoto Surveillance, Inc.), which was acquired effective July 1, 1998, and of Buchler Phillips which was acquired effective April 1, 1999. We accounted for both of these acquisitions as purchases. See note (i) for the historical results of these two acquisitions and the related pro forma adjustments.

(c) Represents the net adjustment to interest expense as a result of the initial borrowings under the revolving credit facility, the term loan facility and the senior subordinated notes, calculated as follows:

                                                      Year        Nine Months
                                                      Ended         Ended
                                                   December 31,   September 30,
                                                       1998          1999
(In millions)                                          ----          ----
Revolving credit facility (1) ...............         $ 1.1          $ 0.8
Term loan facility (2) ......................           6.9            5.2
Senior subordinated notes (3) ...............          16.5           12.4
Commitment fees (4) .........................           1.1            0.9
Amortization of deferred
     financing costs (5) ....................           2.1            1.5
                                                      -----          -----
Pro forma interest expense ..................          27.7           20.8
Historical interest expense .................          (5.5)          (3.3)
                                                      -----          -----

Net interest expense adjustment .............         $22.2          $17.5
                                                      =====          =====

----------
(1) Represents interest on the initial borrowings of $11.6 million under the revolving credit facility, using an assumed interest rate of 9.25%. We do not expect to draw on the revolving credit facility at closing as we expect our existing debt balances will be lower (approximately $40.0 million at closing compared to $62.5 million at September 30, 1999).

(2) Represents interest on the term loan facility using an assumed interest rate of 9.25%.

(3) Represents interest on the senior subordinated notes using an assumed interest rate of 11.0%

(4) Represents a 1.0% commitment fee on the unused portion of the $125.0 million revolving credit facility. If the revolving credit facility is more than one-half drawn, the commitment fee will be reduced to 0.5%.

(5) Deferred financing costs are amortized over the term of the related debt (five and one-half years for the revolving credit facility, seven years for the term loan facility and ten years for the senior subordinated notes.)

     A 0.125% increase or decrease in the assumed interest rates listed above would change pro forma interest expense as follows:

                                                      Year        Nine Months
                                                      Ended         Ended
                                                   December 31,   September 30,
                                                       1998          1999
(In millions)                                          ----          ----
Senior credit facility ........................... $    0.1       $   0.1
Senior subordinated notes ........................      0.2           0.1
                                                       ----          ----
        Total .................................... $    0.3       $   0.2
                                                       ====          ====


(d)  Represents the elimination of historical interest income.

(e) Represents the tax effect on the pro forma adjustments at a 40% effective tax rate.

(f) As a result of the mergers, we expect to incur the following non-recurring charges that are not reflected in the pro forma statements of operations:

                                                                      (In millions)
     Merger related costs .............................................   $ 8.4
     Settlement of outstanding options, net of tax benefit of $3.4 ....     5.0
     Senior note prepayment fee, net of tax benefit of $1.7 ...........     2.4
     Write-off of deferred financing costs, net of tax benefit of $0.2      0.4
     Accelerated compensation expense on outstanding stock options, net
     of tax benefit of  $0.8 ..........................................     1.1
                                                                          -----
          Total .......................................................   $17.3
                                                                          =====


     In addition, we expect to incur certain nonrecurring severance and other costs in connection with the agreements described in "Special Factors - Interests of Certain Persons; Conflicts of Interests."

(g) Represents dividends of 13% on the $20.0 million of series A preferred stock and 9% on the $30.0 million of series C and series D preferred stock. This calculation excludes any amounts attributable to the participation feature of the preferred stock.

(h) For purposes of determining the pro forma ratios of earnings to fixed charges, earnings are defined as income from continuing operations before taxes plus fixed charges. Fixed charges consist of interest expense on all debt (including amortization of deferred financing costs) and one-third of rental expense on operating leases, representing the portion of rental expense which we deem attributable to interest.

     On a pro forma basis, earnings were insufficient to cover fixed charges by $1.6 million for the year ended December 31, 1998 and $4.0 million for the nine months ended September 30, 1999.

(i) The table below presents the pre-acquisition results of InPhoto and Buchler Phillips and the related pro forma adjustments:

                                                                                                    For the Nine Months Ended
                                                For the Year Ended December 31, 1998                     September 30, 1999
                                                           (in millions)                                    (in millions)
                                                        Buchler                   Pro Forma      Buchler                 Pro Forma
                                            InPhoto(1) Phillips(1) Adjustments   Acquisitions   Phillips(1) Adjustments Acquisitions
                                            ---------- ----------- -----------   ------------   ----------- ----------- ------------
Net Sales ................................    $ 6.4      $17.2        $  --          $23.6        $ 5.1         --            5.1
Cost of Sales ............................      3.9        6.5           --           10.4          2.0         --            2.0
                                              -----      -----                       -----        -----                     -----
   Gross Profit ..........................      2.5       10.7           --           13.2          3.1         --            3.1

Operating Expenses
   Selling and marketing .................      0.6        1.5           --            2.1          0.4         --            0.4
   General and
     administrative ......................      1.8        5.8          1.0(2)         8.6          1.7        0.2(2)         1.9
                                              -----      -----        -----          -----        -----      -----          -----

   Operating expenses ....................      2.4        7.3          1.0           10.7          2.1        0.2            2.3
                                              -----      -----        -----          -----        -----      -----          -----

   Operating income ......................      0.1        3.4         (1.0)           2.5          1.0       (0.2)           0.8

Other Income (Expenses)
   Interest expense ......................       --       (0.1)        (1.0)(3)       (1.1)          --       (0.3)(3)       (0.3)
                                                         -----        -----          -----                   -----          -----

Income before income taxes ...............      0.1        3.3         (2.0)           1.4          1.0       (0.5)           0.5
Provision (benefit) for
   income taxes ..........................       --         --          0.6(4),(5)     0.6           --        0.2(4),(5)     0.2
                                                                      -----          -----                   -----          -----

Net Income ...............................    $ 0.1      $ 3.3        $(2.6)         $ 0.8        $ 1.0      $(0.7)         $ 0.3
                                              -----      -----        -----          -----        -----      -----          -----

-------------------
(1)  InPhoto and Buchler  Phillips's  operating  costs have been  allocated into
     categories  consistent  with  our  statement  of  operations   presentation
     policies.

(2) Represents amortization of goodwill and capitalized acquisition costs resulting from the acquisition of InPhoto (gross cost of $8.0 million over 25 years) and Buchler Phillips (gross cost of $20.1 million over 25 years) and amortization of customer lists and detective licenses recorded in conjunction with acquisition (gross cost of $0.7 million over 15 years).

(3)  Represents   interest   expense  for  InPhoto   related  to  the   deferred
     compensation plan ($1.4 million at 5 1/8%) and interest expense for debt incurred to purchase Buchler Phillips ($12.0 million at 7.96%).

(4) Represents the tax effect on the pro forma adjustments at a 40% effective rate.

(5) Represents income taxes at an effective rate of 40% on the historical results of InPhoto, which had previously been treated as an S Corporation for tax purposes, and Buchler Phillips, which had previously been treated as a partnership for tax purposes.

                              THE MERGER AGREEMENT

     The  merger  agreement  contemplates  the  leveraged   recapitalization  of
Kroll-O'Gara in which BCP/KROG Acquisition Company, with the retaining shareholders, will own all of the outstanding shares of Kroll-O'Gara Holdings common stock following the recapitalization merger. This section of the proxy statement describes the material provisions of the merger agreement. However, because the description of the merger agreement in this proxy statement is a summary, it does not contain all the information that may be important to you. You should read carefully the entire copy of the merger agreement, which, with the exception of schedules and exhibits, is attached as Appendix A to this proxy statement, before you decide how to vote.

The Mergers

     The merger agreement requires that Kroll-O'Gara shareholders adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement by the affirmative vote, at a special meeting at which a quorum is present, of a majority of the outstanding shares of Kroll O'Gara common stock entitled to vote for directors. Following receipt of this adoption and approval and the satisfaction or waiver of the other conditions to the mergers, Kroll-O'Gara will consummate the reorganization merger and, following that, the recapitalization merger.

     In the reorganization merger, Kroll-O'Gara will merge with KER Acquisition, a wholly owned subsidiary of Kroll-O'Gara Holdings, with Kroll-O'Gara surviving the reorganization merger. Kroll-O'Gara Holdings is a Delaware corporation and a wholly owned subsidiary of Kroll-O'Gara. As a result of the reorganization merger, Kroll-O'Gara will become an indirect subsidiary of Kroll-O'Gara Holdings and Kroll-O'Gara shareholders, other than shareholders who seek dissenter's rights under Ohio law, will become stockholders of Kroll-O'Gara Holdings.

     In the recapitalization merger, Kroll-O'Gara Holdings will merge with BCP/KROG, with Kroll-O'Gara Holdings surviving the recapitalization merger. BCP/KROG is wholly owned by BCP/KROG Acquisition Company, which is wholly owned by the Blackstone Funds.

     As a result of the mergers, BCP/KROG Acquisition Company will own up to approximately 92.3% and the retaining shareholders will own not less than approximately 7.7% of the common stock of Kroll-O'Gara Holdings. If more members of management of Kroll-O'Gara and its subsidiaries become retaining shareholders, then the amount that BCP/KROG Acquisition Company will own will decrease and the amount that the retaining shareholders will own will increase.

     For more information regarding the merger consideration, see "The Mergers--Merger Consideration" and "The Mergers--Conversion of Shares; Procedures for Exchange." For information regarding the treatment in the mergers of outstanding Kroll-O'Gara stock options, warrants and other rights, see "The Mergers--Treatment of Options."

Closing of the Mergers; Effective Time of the Mergers; Surviving Corporations

Closing of the Mergers

     Unless the parties agree otherwise, the closing of the mergers will take place as soon as practicable after the date on which all closing conditions have been satisfied or waived. We expect that the closing of the mergers will take place shortly after the approval of Kroll-O'Gara shareholders at the special meeting in the first calendar quarter of 2000 or early in the second calendar quarter of 2000.

Effective Time of the Mergers

     The reorganization merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Ohio or a later date as is specified in the certificate of merger. The filing of the certificate of merger will occur as soon as practicable after the closing of the reorganization merger. The recapitalization merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or a later date as is specified in the certificate of merger. The filing of the certificate of merger will occur as soon as practicable after the closing of the recapitalization merger.

Surviving Corporations

     Kroll-O'Gara will be the surviving corporation of the reorganization merger. Kroll-O'Gara Holdings will be the surviving corporation of the recapitalization merger. The certificate of incorporation and bylaws of Kroll-O'Gara Holdings in effect immediately prior to the recapitalization merger will be amended and restated and as amended and restated will continue to be the certificate of incorporation and bylaws of Kroll-O'Gara Holdings, until thereafter further lawfully amended. We have attached as Appendices E and F to this proxy statement the form of amended and restated certificate of incorporation and the form of amended and restated bylaws of Kroll-O'Gara Holdings. The initial directors and senior executive officers of Kroll-O'Gara Holdings following the mergers will be as described in "The Mergers--Board of Directors and Executive Officers of Kroll-O'Gara Holdings Following the Mergers."

Representations and Warranties

     The merger agreement contains customary  representations  and warranties of
Kroll-O'Gara   regarding   Kroll-O'Gara,   Kroll-O'Gara   Holdings   and   their
subsidiaries, including as to the following matters:

     1.   organization, standing and similar corporate matters;

     2.   capital structure;

     3. the authorization, execution, delivery, performance and enforceability of the merger agreement;

     4.   the  accuracy  of   information   contained  in  documents   filed  by
          Kroll-O'Gara with the Securities and Exchange Commission and the absence of undisclosed liabilities;

     5. the accuracy of information supplied by Kroll-O'Gara in connection with this proxy statement;

     6. the absence of changes or events specified in the merger agreement since the date of the most recent audited financial statements filed with the Securities and Exchange Commission;

     7.   the  absence  of  pending  or  threatened   material   litigation  and
          compliance with applicable laws and permits;

     8.   benefit plans and other related employment matters;

     9.   filing of tax returns and payment of taxes;

     10.  real property and other real-estate related matters;

     11.  environmental matters;

     12.  labor matters;

     13.  the absence of restrictions on business activities;

     14.  privacy rights;

     15.  year 2000 matters;

     16.  the absence of defaults under material contracts;

     17.  brokers' fees and expenses;

     18.  receipt of an opinion of Kroll-O'Gara's financial advisor;

     19.  intellectual property matters;

     20.  the inapplicability of state anti-takeover laws; and

     21. the recommendation of the board of directors and approval of the special committee with respect to the merger agreement, the mergers and related transactions.

     The merger agreement also contains customary representations and warranties of BCP/KROG, including as to the following matters:

     1.   organization, standing and similar corporate matters;

     2.   capital structure;

     3. the authorization, execution, delivery, performance and enforceability of the merger agreement;

     4.   the absence of pending or threatened material litigation;

     5.   brokers' fees and expenses;

     6. the accuracy of information supplied by BCP/KROG in connection with this proxy statement and the Rule 13e-3 transaction statement; and

     7. financing commitments obtained from third parties in connection with the mergers.

     All  the   representations   and   warranties   are   subject   to  various
qualifications and limitations.

Conduct of Business

     Kroll-O'Gara has agreed that, prior to the mergers, it will conduct its business only in the ordinary course consistent with past practice, and will use its commercially reasonable efforts to preserve substantially intact its business organization, to keep available the services of its present officers, employees and consultants and to preserve its present relationships with customers, suppliers and other persons with which it has significant business relations.

     Accordingly,  Kroll-O'Gara  agreed that,  subject to  exceptions  described
generally   below,   it  will  not,   prior  to  the   effective   time  of  the
recapitalization merger, without the prior written consent of BCP/KROG:

     1. amend its, Kroll-O'Gara Holdings's or KER Acquisition's articles or certificate of incorporation or by-laws;

     2.   issue its securities or dispose of assets outside the ordinary course;

     3.   sell or mortgage its assets outside of the ordinary course;

     4.   pay dividends beyond current levels;

     5. change its share capital, including, among other things, by effecting a stock split, combination or reclassification, or repurchase or redeem capital stock;

     6. borrow more than $3 million in addition to borrowings under existing facilities and intercompany borrowings, assume or guarantee the debt of others, or make any loan to or investment in any other person, or enter into or amend any material contract;

     7. increase the compensation of directors and officers or other employees other than in the ordinary course, enter into any employment or severance agreement with any new management employees with annual compensation of more than $250,000, or provide any new or change any existing benefit plans;

     8. make changes in its accounting methods other than as required by generally accepted accounting principles, make any material tax election or settle any material tax liability;

     9.   adopt  a  plan  of  liquidation  or   dissolution,   merger  or  other
          reorganization;

     10. acquire stock or asset or substantial portions of stock or assets of other companies or other businesses;

     11. pay any material liabilities or obligations other than in the ordinary course, or forfeit any rights of value;

     12. settle or compromise any litigation or pay or discharge material claims;

     13.  close any of its material facilities outside the ordinary course;

     14.  change its board of directors;

     15. amend or enter into any intellectual property license, or dispose of any intellectual property or subject it to any lien or other encumbrance; or

     16. take, or offer or propose to take, or agree to take in writing or otherwise, any of the above actions.

     These restrictions are subject to exceptions, including provisions which permit Kroll-O'Gara to make capital expenditures, settle outstanding lawsuits and take other actions without BCP/KROG's prior written consent.

No Solicitation

     The merger agreement provides that neither Kroll-O'Gara nor any of its subsidiaries may solicit, initiate, encourage or take any action knowingly to facilitate any inquiries, proposals or offers from any person relating to any "alternative transaction" described below or enter into or participate in any discussions or negotiations regarding any acquisition proposal relating to an alternative transaction. The merger agreement defines an alternative transaction to mean:

     1. any acquisition or purchase by a third party of 15% or more of the outstanding shares of any class of equity securities of Kroll-O'Gara or any of its significant subsidiaries;

     2. any merger, consolidation, business combination, sale of substantially all the assets, recapitalization, liquidation, dissolution or similar transaction involving Kroll-O'Gara or any of its significant subsidiaries;

     3. any transaction in which a third party would acquire control of assets of Kroll-O'Gara or any of its subsidiaries having a fair market value equal to more than 15% of the fair market value of all of the assets of Kroll-O'Gara and its subsidiaries; or

     4. any other transaction the closing of which would or would reasonably be expected to impede, interfere with, prevent or materially delay the mergers or which would or would reasonably be expected to materially dilute the benefits to BCP/KROG of the transactions contemplated by the merger agreement.

     The merger agreement provides that these restrictions will not prohibit Kroll-O'Gara, prior to the approval by its shareholders of the reorganization merger, from:

     1. complying with Rule 14e-2 and Rule 14d-9 under the Securities Exchange Act of 1934 with regard to a bona fide tender offer or exchange offer, which rules require a target company to respond publicly to a tender offer; or

     2. participating in negotiations or discussions with, or furnishing information to, any person concerning an acquisition proposal that is reasonably likely to constitute a "superior proposal" if all of the following conditions are met:

          o prior to participating in any of those discussions or negotiations or furnishing any information, Kroll-O'Gara receives from the person making the acquisition proposal, and provides a copy to BCP/KROG of, an executed confidentiality agreement on terms not materially less favorable to Kroll-O'Gara than the confidentiality agreement entered into with Blackstone;

          o the board of directors of Kroll-O'Gara must have concluded in good faith, after receiving and considering the advice of its outside legal counsel, that failure to participate in those negotiations or discussions or furnishing that information is reasonably likely to cause the board of directors to be in breach of its fiduciary duties to shareholders; and

          o    the board of directors must contemporaneously  notify BCP/KROG of
               the   negotiations   or  discussions  or  that  it  has  provided
               information.

     In addition, Kroll-O'Gara agreed that if its board of directors receives an acquisition proposal, then Kroll-O'Gara will promptly inform BCP/KROG of the terms and conditions of that proposal and the identity of the person making it. Kroll-O'Gara also agreed to cease all existing discussions or negotiations with any parties conducted prior to November 15, 1999 with respect to any acquisition proposal other than the mergers and to request anyone who has confidential information about Kroll-O'Gara that was furnished by or on behalf of Kroll-O'Gara to return or destroy that information. Finally, Kroll-O'Gara agreed not to release any third party from, or waive any provisions of, any confidentiality or similar agreement which Kroll-O'Gara entered into since July 1, 1999 in connection with a business combination relating to Kroll-O'Gara to which Kroll-O'Gara is a party.

     For purposes of this covenant, the term "superior proposal" means any of the alternative transactions described in clause (1), (2) or (3) of the definition of an alternative transaction described above, with all of the percentages raised to 50%, which Kroll-O'Gara's board of directors has concluded in good faith, after considering the advice of its outside legal counsel and financial advisors, (1) is reasonably capable of being completed, (2) represents a financially superior transaction to the mergers for the Kroll-O'Gara shareholders, other than the retaining shareholders, and (3) would, if consummated, result in a transaction more favorable to Kroll-O'Gara than the mergers after taking into account all factors the board of directors of Kroll-O'Gara considers relevant under Ohio law.

Employee Benefits

     Under the merger agreement, Kroll-O'Gara Holdings will assume all obligations of Kroll-O'Gara, including any accrued benefits under existing employee benefit arrangements. In addition, for at least two years following the mergers, Kroll-O'Gara Holdings will cause Kroll-O'Gara and its subsidiaries to provide to their employees benefits that are no less favorable, in the aggregate, than those provided to employees as of the effective time of the recapitalization merger, other than under plans relating to Kroll-O'Gara common stock. So long as Kroll-O'Gara Holdings complies with this covenant, it or its subsidiaries may amend or terminate their respective benefit plans and may terminate employees at any time, provided that the companies continue to satisfy the conditions in the preceding sentence.

Access to Information

     Subject to reasonable notice and existing confidentiality obligations, Kroll-O'Gara has agreed to afford BCP/KROG and its representatives reasonable access during normal business hours to all of its books, contracts and records and to appropriate individuals such as attorneys, accountants and other professionals for discussion of Kroll-O'Gara's business, properties and personnel. In addition, Kroll-O'Gara has agreed to provide BCP/KROG all cooperation as is reasonably necessary in connection with the financing BCP/KROG and its affiliates are seeking to arrange as part of the mergers.

Cooperation and Commercially Reasonable Efforts

     Under the merger agreement and subject to conditions and limitations specified in the merger agreement, the parties have agreed to cooperate with each other and use their reasonable commercial efforts to take specified actions, including cooperation in the arrangement of financing, so that the transactions contemplated by the merger agreement may be consummated.

Indemnification and Insurance

     You may find information regarding the indemnification of our directors, other employees and agents, and the maintenance of our directors' and officers' liability insurance, under "Special Factors--Interests of Certain Persons; Conflicts of Interest."

Conditions to the Consummation of the Merger

     The obligations of Kroll-O'Gara, Kroll-O'Gara Holdings and BCP/KROG to effect the mergers are subject to various conditions which include, in addition to other customary closing conditions, the following:

     1. the Kroll-O'Gara shareholders must adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement;

     2. the waiting period under the Hart-Scott-Rodino Act must have terminated or expired and some required clearances and approvals under foreign anti-monopoly and anti-takeover laws must have been obtained; and

     3. there may be no judgment, injunction or other legal restraint or prohibition prohibiting the consummation of either or both mergers.

     BCP/KROG's obligation to effect the recapitalization merger is also subject, in addition to other customary closing conditions, to the following:

     1. Kroll-O'Gara must have received some consents and approvals of governmental bodies;

     2. the financing substantially on the terms and conditions identified in the commitment letter that is filed as an exhibit to the Rule 13e-3 transaction statement must be completed;

     3. BCP/KROG must be reasonably satisfied that the mergers will be able to be recorded as a recapitalization for financial reporting purposes;

     4. the reorganization merger must have become effective in accordance with the merger agreement and the OGCL.

     The obligations of Kroll-O'Gara, Kroll-O'Gara Holdings and KER Acquisition to effect the mergers is also subject to customary closing conditions and the condition that the financing necessary for the mergers is reasonably expected to be available simultaneously with the closing of the mergers.

Termination

     The merger agreement provides that at any time prior to the effective time of the recapitalization merger, the merger agreement may be terminated, even if the Kroll-O'Gara shareholders have adopted it:

     1.   by mutual written consent of BCP/KROG and Kroll-O'Gara;

     2.   by either BCP/KROG or Kroll-O'Gara if:

          o any court or other governmental body issues a non-appealable final order, decree or ruling or takes any other non-appealable final action permanently restraining, enjoining or otherwise prohibiting either merger;

          o the mergers have not been completed by April 30, 2000, so long as the party seeking to terminate did not prevent consummation by failing to fulfill any of its obligations under the merger agreement;

          o the Kroll-O'Gara shareholders vote against the adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement;

          o the other party breaches any of its representations, warranties, covenants or agreements in the merger agreement which, in the case of a breach by Kroll-O'Gara, is reasonably likely to have a material adverse effect on Kroll-O'Gara or is reasonably likely to affect Kroll-O'Gara's ability to consummate either or both mergers, or in the case of a breach by BCP/KROG, is reasonably likely to affect

               BCP/KROG's ability to consummate the recapitalization merger, and in each case, with respect to any breach that is reasonably capable of being remedied, that breach is not remedied within 30 days after a party receives notice of that breach;

     3.   by BCP/KROG, if Kroll-O'Gara or its board of directors has:

          o withdrawn, modified or changed in a manner adverse to BCP/KROG its approval or recommendation of the merger agreement or the mergers;

          o    approved  or  recommended  an  alternative   transaction  to  its
               shareholders;

          o approved or recommended any exchange or tender offer commenced for 15% or more of the outstanding shares of Kroll-O'Gara common stock; or

          o    resolved to do any of the foregoing.

     4. by Kroll-O'Gara, if, prior to the mergers, Kroll-O'Gara or its board of directors approves a superior proposal, but only if:

          o Kroll-O'Gara is in compliance with the no-solicitation covenant described under "--No Solicitation;" and

          o    Kroll-O'Gara pays a termination fee of $13 million to BCP/KROG.

Termination Fees and Expenses

     The merger agreement provides that Kroll-O'Gara will pay up to $1 million of the reasonable out-of-pocket expenses BCP/KROG incurred in connection with the mergers if the merger agreement is terminated because the Kroll-O'Gara shareholders vote against approval of the merger agreement.

     The merger agreement also provides that Kroll-O'Gara will pay an affiliate of Blackstone a $13 million termination fee:

     1. if BCP/KROG terminates the merger agreement because Kroll-O'Gara or its board of directors has:

          o withdrawn, modified or changed in a manner adverse to BCP/KROG its approval or recommendation of the merger agreement or the mergers;

          o    approved  or  recommended  an  alternative   transaction  to  its
               shareholders;

          o approved or recommended any exchange or tender offer commenced for 15% or more of the outstanding shares of Kroll-O'Gara common stock; or

          o    resolved to do any of the foregoing.

     2. or if Kroll-O'Gara terminates the merger agreement because Kroll-O'Gara or its board of directors has approved a superior proposal and Kroll-O'Gara is in compliance with the no-solicitation covenant described under "--No Solicitation."

     In addition, Kroll-O'Gara will pay an affiliate of Blackstone a $13 million termination fee, less any amount previously paid or due to BCP/KROG in respect of expenses, if all of the following conditions are met:

     1. an acquisition proposal is commenced, publicly disclosed or proposed or otherwise communicated to Kroll-O'Gara at any time on or after November 15, 1999 but prior to any termination of the merger agreement;

     2. Kroll-O'Gara terminates the merger agreement because the mergers have not been consummated on or before April 30, 2000 or because Kroll-O'Gara's shareholders do not adopt the merger agreement and approve the mergers and the transactions contemplated by the merger agreement; and

     3. within 12 months of the date of termination, Kroll-O'Gara enters into a definitive agreement with respect to, or consummates, the acquisition proposal referred to in clause (1) above and the consideration to be received by the Kroll-O'Gara shareholders upon consummation of the acquisition proposal is more than $18 per share of Kroll-O'Gara common stock.

     To the extent that BCP/KROG is entitled to the payment of expenses under circumstances where the termination fee is also payable, the expense payment amount will be credited against the termination fee payable.

Amendment and Waiver

     The parties may amend the merger agreement at any time prior to the effective time of the recapitalization merger. After Kroll-O'Gara shareholders approve the recapitalization merger, the parties may not amend the merger agreement in any way which by law would require further shareholder approval without that shareholder approval. At any time prior to the effective time of the recapitalization merger, any party may, to the extent legally allowed:

     1. extend the time for the performance of any of the obligations or other acts of the other parties;

     2. waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered under the merger agreement; and

     3.   waive  compliance  with any of the  agreements  or  conditions  in the
          merger  agreement  to  the  extent  permissible   without  shareholder
          approval.

     Any extension or waiver described above will be valid if stated in writing and signed by the parties to be bound. To the extent required by law, Kroll-O'Gara and BCP/KROG will resolicit shareholder votes in the event the parties to the merger agreement amend the merger agreement in any material respect or waive a material condition before the effective time of the recapitalization merger.

                    THE VOTING, SALE AND RETENTION AGREEMENT

     The following summary describes the material terms of the voting, sale and retention agreement. However, because this description of the voting, sale and retention agreement is a summary, it does not contain all the information that may be important to you. You should read carefully the entire copy of the voting, sale and retention agreement, which, with the exception of schedules and exhibits, is attached as Appendix D to this proxy statement.

     As a condition to the willingness of BCP/KROG to enter into the merger agreement, the O'Gara shareholders and the retaining shareholders entered into the voting, sale and retention agreement with BCP/KROG Acquisition Company and Kroll-O'Gara Holdings dated as of November 15, 1999. The agreement contains provisions regarding the vote by the O'Gara shareholders for the mergers at the special meeting, the sale of a portion of Kroll-O'Gara common stock held by the retaining shareholders and the retention of the shares of Kroll-O'Gara common stock held by the retaining shareholders for a period of time.

The O'Gara Shareholders

     Under the voting, sale and retention agreement, Messrs. O'Gara and their affiliated trusts have agreed to:

     1.   to vote all of their shares:

          o in favor of the mergers and transactions contemplated by the merger agreement and the adoption and approval of the principal terms of the merger agreement;

          o against any action or agreement that would result in a material breach of any covenant, representation, warranty or obligation of Kroll-O'Gara under the merger agreement; and

          o against any action or agreement that would impede, interfere with, delay or postpone the mergers, including any:

               -    extraordinary corporate transactions other than the mergers;

               - amendment of Kroll-O'Gara's amended and restated articles of incorporation or code of regulation that would impede, prevent or nullify the mergers or transactions contemplated by the merger agreement;

               - change in the management or board of directors not expressly contemplated by the merger agreement; or

               - material change in the capitalization, dividend policy, corporate structure or business of Kroll-O'Gara;

     2.   not to grant any proxy or enter into any other voting agreement; and

     3.   not to:

          o solicit, encourage or facilitate any submission of inquiries, proposals or offers from any persons relating to any acquisition proposals or acquisition of any of their shares, other than the transactions contemplated by the merger; and

          o    negotiate, provide information or assist regarding the foregoing.

As of the record date, the O'Gara shareholders held [2,663,261] shares of Kroll-O'Gara common stock in total, excluding shares subject to options, or approximately [12.0]% of the outstanding shares of Kroll-O'Gara common stock.

The Retaining Shareholders

     Under the voting, sale and retention agreement, the retaining shareholders have agreed to accept different treatment of their shares of Kroll-O'Gara common stock in the mergers as compared to treatment of shares held by the unaffiliated shareholders:

     1. each of the retaining shareholders, as shareholders, will immediately prior to the effective time of the reorganization merger, sell an aggregate of 1,064,758 shares of Kroll-O'Gara common stock held by them to BCP/KROG Acquisition Company for a purchase price per share equal to $18, the cash merger consideration payable per share in the recapitalization merger;

     2. a total of 865,077 shares of Kroll-O'Gara Holdings common stock held by Jules Kroll, Michael Cherkasky and Michael Shmerling will remain outstanding and will not be converted into the right to receive cash in the recapitalization merger;

     3.   Jules   Kroll  has  waived  his  right  to  receive  the  cash  merger consideration for 1,666,667 shares of Kroll-O'Gara common stock currently held by him and instead those shares will be converted into 15,000 newly issued shares of Kroll-O'Gara Holdings series C preferred stock and 15,000 newly issued shares of Kroll-O'Gara Holdings series D preferred stock under the terms of the merger agreement; and

     4. AIG has waived its right to receive the cash merger consideration with respect to 1,111,111 shares of Kroll-O'Gara common stock currently held by it and instead those shares will be converted into 20,000 newly issued shares of Kroll-O'Gara Holdings series A preferred stock under the terms of the merger agreement.

     Currently, the group of retaining shareholders consists of Jules Kroll, Michael Cherkasky, Michael Shmerling and AIG. We expect, however, that between the date of this proxy statement and the closing of the mergers, additional members of management of Kroll-O'Gara and its subsidiaries will join the group of retaining shareholders. The additional retaining shareholders will enter into the voting, sale and retention agreement and, under it, sell a portion of their shares to BCP/KROG Acquisition Company prior to the reorganization merger and retain a portion of their shares after the recapitalization merger. At the closing of the recapitalization merger, the retaining shareholders will own not less than approximately 7.7% of the shares of Kroll-O'Gara Holdings common stock.

     For more detail regarding the shares to be sold and retained, the cash payment and ownership interests to be received by each of the retaining shareholders and the terms of the different series of preferred stock, see "Special Factors - Interests of Certain Persons; Conflicts of Interest."

     As of the record date, the retaining shareholders held [4,707,613] shares of Kroll-O'Gara common stock in total, including shares subject to options, or approximately [21.1]% of the outstanding shares of Kroll-O'Gara common stock.

Other Matters

     Under the voting, sale and retention agreement, the retaining shareholders and the O'Gara shareholders have agreed that they will not transfer their Kroll-O'Gara common stock unless the transfer is permitted by the merger agreement or the voting, sale and retention agreement. In addition, the retaining shareholders have agreed to enter into the stockholders' agreement on the closing date of the recapitalization merger, the form of which is attached as Appendix G to this proxy statement.

                           THE STOCKHOLDERS' AGREEMENT

     The following summary describes the material terms of the stockholders' agreement. However, because this description of the stockholders' agreement is a summary, it does not contain all the information that may be important to you. You should read carefully the entire copy of the stockholders' agreement, which, with the exception of schedules and exhibits, is attached as Appendix G to this proxy statement.

     At the closing of the recapitalization merger, Blackstone, Kroll-O'Gara Holdings and those members of management of Kroll-O'Gara and its subsidiaries who retain shares of Kroll-O'Gara Holdings common stock (which we refer to in this summary as the management stockholders) will enter into the stockholders' agreement. At the closing of the recapitalization merger, we estimate that the management stockholders will own not less than approximately 7.7% of the shares of Kroll-O'Gara Holdings common stock. This percentage will increase if additional members of management of Kroll-O'Gara and its subsidiaries elect to retain all or a portion of their Kroll-O'Gara Holdings common stock. The stockholders' agreement will govern the rights of the holders of Kroll-O'Gara Holdings common stock regarding these shares and options to purchase additional shares of Kroll-O'Gara Holdings common stock.

Transfer Restrictions

     The stockholders' agreement will provide that the management stockholders will not be allowed to transfer their shares of Kroll-O'Gara Holdings common stock to third parties (other than their family members or family trusts, Blackstone or its affiliates or Kroll-O'Gara Holdings) without the prior written consent of Blackstone before the earliest of:

          (1) an initial public offering of at least 20% of the outstanding shares of Kroll-O'Gara Holdings common stock which results in an active trading market in such stock or which results in gross proceeds to Kroll-O'Gara Holdings equal to 35% or more of Blackstone's initial investment in the Kroll-O'Gara Holdings common stock (or approximately $66 million assuming an initial investment of $187.4 million);

          (2) the occurrence of a change in control of Kroll-O'Gara Holdings, as defined in the stockholders' agreement; and

          (3) the fifth anniversary of the closing of the recapitalization merger.

Registration Rights

     The stockholders' agreement will provide that if Kroll-O'Gara Holdings files a registration statement with the Securities and Exchange Commission for any shares of its common stock (other than registration statements relating to common stock issued in a business combination or for employee benefit plans), then Kroll-O'Gara Holdings will provide the management stockholders an opportunity to register their shares of Kroll-O'Gara Holdings common stock on the same terms, conditions and other provisions. These "piggy-back" rights will be subject to two qualifications:

          (1) The management stockholders will only have these rights after Blackstone has sold at least 15% or more of its initial investment in Kroll-O'Gara Holdings common stock.

          (2) The number of shares which the management stockholders can register may be limited based on the advice of the prospective underwriter of the common stock if the prospective underwriter advises that the inclusion of all of the shares requested would negatively affect the offering.

     Kroll-O'Gara Holdings will pay registration expenses for these shares, except that the management stockholders will be responsible for the payment of discounts and/or commissions of underwriters or placement agents.

     In addition, we expect that Kroll-O'Gara Holdings, Blackstone and the management stockholders will enter into a registration rights agreement, providing Blackstone with customary registration rights, including six demand registration rights, corresponding piggyback registration rights for the management stockholders and such customary other terms, conditions and provisions as are contained in comparable registration rights agreements.

Sale and Purchase of Kroll-O'Gara Holdings Common Stock

     Rights of First Refusal

     Under specified circumstances, Kroll-O'Gara Holdings will have a right of first refusal regarding the sale by a management stockholder of his or her shares of Kroll-O'Gara Holdings common stock. Specifically, if:

          (1) a management stockholder receives an offer from a third party to purchase his or her shares and the management stockholder wishes to sell his or her shares, and

          (2) Kroll-O'Gara Holdings has not effected an initial public offering of at least 20% of the outstanding shares of Kroll-O'Gara Holdings common stock which results in an active trading market in such stock or which results in gross proceeds to Kroll-O'Gara Holdings equal to 35% or more of Blackstone's initial investment in the Kroll-O'Gara Holdings common stock (or approximately $66 million assuming an initial investment of $187.4 million) prior to the fifth anniversary of the closing of the recapitalization merger, then, Kroll-O'Gara Holdings or its designee will have the right to purchase these shares on the same terms, conditions and other provisions that the management stockholder could sell his or her shares to the third party.

     Tag-Along Rights

     The stockholders' agreement will grant management stockholders "tag-along" rights for their shares of Kroll-O'Gara Holdings common stock subject to limited exceptions. Specifically, if Blackstone sells more than five percent of its shares of Kroll-O'Gara Holdings common stock to a third party in any twelve month period, then:

          (1) each management stockholder will have the right to require the third party to purchase the management stockholder's shares on the same terms, conditions and other provisions as the purchase from Blackstone; and

          (2) the number of shares which the third party will be required to purchase from the management stockholders will be equal to their pro rata percentage of shares that are being purchased in total.

     Drag-Along Rights

     If Blackstone decides to sell at least 25% of the outstanding shares of Kroll-O'Gara Holdings common stock to a third party, then it will have the right to require the management stockholder to sell his or her shares to the third party on the same terms, conditions and other provisions. The number of shares which are the subject of these "drag-along rights" will be equal to their pro rata percentage of shares that are being purchased in total.

Call Rights Upon Termination of Employment of Management Stockholders

     If the employment of a management stockholder is terminated for any reason prior to the fifth anniversary of the closing of the recapitalization merger, then Kroll-O'Gara Holdings will have the right but not the obligation to purchase any shares of Kroll-O'Gara Holdings common stock that the management stockholder acquired through the exercise of options, warrants or other rights. Kroll-O'Gara Holdings will have these "call rights" for 30 business days from the termination of employment or the receipt by the management stockholder of shares upon the exercise of the options, warrants or other rights. If
Kroll-O'Gara Holdings decides not to exercise these "call rights" within 30 business days of the termination of employment or the receipt by the management stockholder of shares upon the exercise of the options, warrants or other rights then Blackstone will have the same call rights for 20 business days after that date. If these call rights are not exercised by either Kroll-O'Gara Holdings or Blackstone, then the management stockholder will continue to hold his or her Kroll-O'Gara Holdings common stock and will continue to be a party to and bound by the stockholders' agreement.

     The purchase price for the shares subject to these call rights will be the fair market value at the date of the termination of employment. However, if the management stockholder is terminated for cause, then the purchase price will be the lower of the fair market value of the shares or the terminated management stockholder's cost in acquiring the shares. In the case of options, the cost will be the exercise price for the shares.

     In addition, if a management stockholder resigns for "good reason," or is terminated (1) without cause, (2) by death or (3) by disability, then upon request by the management stockholder, Kroll-O'Gara Holdings will make a loan to the management stockholder equal to any tax liability which he or she will incur upon the exercise of options, provided that his or her shares of Kroll-O'Gara Holdings and options to purchase other shares are pledged to secure that loan.

     The meaning of various terms used in this section are defined in the stockholders' agreement.

Other Provisions

     The stockholders' agreement will not govern those shares of Kroll-O'Gara Holdings common stock which are sold under (1) a registered public offering or
(2) Rule 144 of the Securities Act of 1933.

               COMPARISON OF THE RIGHTS OF HOLDERS OF KROLL-O'GARA
                  COMMON STOCK AND KROLL-O'GARA HOLDINGS COMMON
                                      STOCK

     As a consequence of the closing of the reorganization merger, shareholders of Kroll-O'Gara, an Ohio corporation, will become stockholders of Kroll-O'Gara Holdings, a Delaware corporation. As a result, the rights of a Kroll-O'Gara shareholder will change in the following two principal ways:

     o First, these rights will be governed by the amended and restated certificate of incorporation and by-laws of Kroll-O'Gara Holdings instead of the amended articles of incorporation and code of regulations of Kroll-O'Gara.

     o Second, these rights and the documents described above will be governed by the DGCL, which governs Delaware corporations, instead of the OGCL, which governs Ohio corporations.

     The following comparison is a summary of the material differences between the rights of Kroll-O'Gara shareholders and Kroll-O'Gara Holdings stockholders. Because the summary is not a complete statement of these rights, we urge you to read the amended and restated certificate of incorporation and amended and restated by-laws of Kroll-O'Gara Holdings, which are attached to this proxy statement as Appendices E and F, and the relevant provisions of the DGCL. In addition, see "Special Factors--Purpose and Structure of the Mergers" and "Special Factors--Reasons for the Mergers; Recommendations to Shareholders."


                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
Some                       Under the OGCL, unless otherwise stated                 Under the DGCL, a merger, consolidation
Voting Rights              in a corporation's articles of                          or sale of all or substantially all of
                           incorporation or provided in the OGCL, a merger,        the assets of a corporation requires the
                           consolidation or sale of all or substantially all       approval of the holders of at least a
                           of the assets of a corporation requires the             majority of all outstanding shares
                           approval of the holders of shares who can exercise      entitled to vote, unless the certificate
                           at least two thirds of the voting power of the          of incorporation otherwise requires a
                           corporation. The articles of incorporation of a         corporation to have a higher percentage
                           corporation may provide for a greater or lesser         of shares to approve these transactions.
                           vote or a vote by separate classes of shares, so
                           long as the vote required is not less than a
                           majority of the voting power of the corporation.

                           Kroll-O'Gara's articles of incorporation provide        The Kroll-O'Gara Holdings certificate of
                           for the approval of these matters by the holders of     incorporation will not change the
                           shares who can exercise a majority of the voting        majority vote requirement for these
                           power of the corporation.                               matters.

                           Under the OGCL,  a merger may be  effected  without     Under the DGCL, a merger may be effected
                           the approval of the  shareholders  of the surviving     without the vote of the stockholders of
                           corporation if:                                         the surviving corporation if:

                                  1. the articles of incorporation                        1. the certificate of
                           of the surviving corporation do not                     incorporation of the surviving
                           require shareholder approval;                           corporation will not be amended;

                                  2. the merger agreement does not                        2. the stock of the surviving

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
                           conflict with or change the articles of incorporation   corporation is identical before and after
                           or code of regulations of the surviving corporation,    the merger; and
                           or authorize any action (including a change in the
                           directors of the surviving corporation) that would             3. if common stock is to be issued
                           otherwise require the approval of shareholders of       to stockholders of the non-surviving
                           the surviving corporation; and                          corporation, the number of shares of
                                                                                   common stock to be issued in the merger
                                  3. if shares of the surviving corporation        is less than 20% of the surviving
                           are to be issued to shareholders of the                 corporation's common stock outstanding
                           non-surviving corporation, the number of shares         immediately prior to the merger.
                           issued to shareholders of the non-surviving
                           corporation is less than 16 2/3% of the voting
                           power of the surviving corporation after the
                           merger.

                           The  Kroll-O'Gara  articles of incorporation do not     The Kroll-O'Gara Holdings certificate of
                           require  the  shareholders  to  approve a merger if     incorporation does not require the
                           Kroll-O'Gara  is the surviving  corporation and the     stockholders to approve a merger if
                           above conditions are met.                               Kroll-O'Gara Holdings is the surviving
                                                                                   corporation and the above conditions are
                                                                                   met.

Class Voting               Under the OGCL, holders of a particular                 The DGCL generally requires voting by
                           class of shares, including shares of a                  separate classes only regarding
                           non-voting class, generally are entitled                amendments to a corporation's certificate
                           to vote as a separate class if the rights               of incorporation that adversely affect
                           of that class are affected in matters                   the holders of those classes or that
                           such as mergers, consolidations or                      increase or decrease the aggregate number
                           amendments to the articles of incorporation.            of authorized shares or the par value of
                                                                                   the shares of any of those classes.

Special Meetings of        Under the OGCL, a special meeting of                    Under the DGCL, a special stockholder
Shareholders and           shareholders may be called by:                          meeting may be called by:
Stockholders
                                  1. the chairman of the board of                        1. the board of directors; or
                           directors;

                                  2. the president;                                       2. any person or persons
                                                                                   authorized to do so by the certificate of
                                  3. the directors by action at a                  incorporation or the by-laws.
                           meeting or by a majority of the directors
                           acting without a meeting;                               The by-laws of Kroll-O'Gara Holdings will
                                                                                   grant the following persons the power to
                                  4. persons owning 25% of the                     call a special meeting of stockholders:
                           outstanding shares entitled to vote at
                           the meeting, or a lesser or greater                            1. a co-chairman of the board of
                           proportion as specified in the articles                 directors;
                           or regulations but not greater than 50%;
                           or                                                             2. the president;

                                  5. the person or persons                                3. the secretary; or
                           authorized to do so by the articles of
                           incorporation

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
                           or the corporation's code of regulations.                      4. upon the request by
                                                                                   stockholders who hold not less than
                           The code of regulations of Kroll-O'Gara does not        one-half of all shares entitled to vote
                           authorize any additional persons to call a meeting      at the meeting.
                           and allows shareholders holding at least 50% of all
                           voting power to call a special meeting.

                           Under the OGCL, any action by shareholders              Under the DGCL, any action by
                           generally must be taken at a meeting of                 stockholders must be taken at a meeting
                           shareholders, unless a written consent is signed by     of stockholders, unless a written consent
                           all of the shareholders who would be entitled to        is signed by stockholders having not less
                           notice of a shareholders meeting held for that          than the minimum number of votes
                           purpose.                                                necessary to take that action at a
                                                                                   meeting at which all shares entitled to
                           The Kroll-O'Gara articles of incorporation do not       vote were present and voting.
                           limit the right of the shareholders to take action
                           by unanimous written consent.                           The Kroll-O'Gara Holdings certificate of
                                                                                   incorporation will not limit the right of
                                                                                   the stockholders to take action by
                                                                                   written consent.

Amendment of Corporate     Under the OGCL, unless a greater or                     Under the DGCL, unless a higher vote is
Governance Documents       lesser vote is required in the articles                 required in the certificate of
                           of incorporation, an amendment to the                   incorporation, an amendment to the
                           articles of incorporation must be                       certificate of incorporation may be
                           approved by:                                            approved by:

                                  1. the holders of shares who can                        1. a majority of the outstanding
                           exercise two-thirds of the voting power                shares;
                           of the corporation; and

                                  2. the holders of two-thirds of                         2. a majority of the outstanding
                           any class of stock, if an amendment would              shares of each class entitled to vote
                           change the terms of that class in any                  upon the proposed amendment; and
                           substantially prejudicial manner.

                           The articles of incorporation may provide for a                3. a majority of the holders of
                           vote which is greater or lesser than two-thirds,        any class of stock if the proposed
                           provided that the number of votes required equals       amendment to the certificate of
                           at least the majority of votes entitled to vote.        incorporation of a corporation negatively
                                                                                   affects the rights, preferences or powers
                           Under the OGCL, a code of regulations may be            of that class of stock.
                           adopted, amended or repealed only by approval of
                           the shareholders. It may be adopted or amended:
                                                                                   Under the DGCL, a corporation's by-laws
                                  1. at a meeting of shareholders,                 may be amended by:
                           by the approval of the holders of shares
                           entitling them to exercise a majority of                       1. that corporation's stockholders;
                           the voting power on that proposal; or                   or

                                  2. by written consent signed by holders of              2. if so provided in the certificate
                           shares entitling them to                                of incorporation, by the corporation's
                                                                                   directors.

                                                                                   The Kroll-O'Gara Holdings certificate of
                                                                                   incorporation will give its directors the

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
                           exercise two-thirds of the                              power to alter, amend, or repeal its
                           voting power on that proposed amendment (or a           by-laws.
                           lesser or greater vote as stated in the articles of
                           incorporation or code of regulations, so long as
                           the percentage is not less than a majority).

                           The Kroll-O'Gara articles of incorporation require the vote of the majority of the voting power of the corporation to amend the articles of incorporation.

Liability and              Under the OGCL, a director of a                         The DGCL permits a corporation to include
Indemnification of         corporation will not be found to have                   in its certificate of incorporation a
Officers and Directors     violated his fiduciary duties to the                    provision which eliminates or limits the
                           corporation or its shareholders unless there is         personal liability of a director to the
                           proof by clear and convincing evidence that the         corporation or its stockholders:
                           director has not acted:
                                                                                          1. for monetary damages; and
                                  1. in good faith;
                                                                                          2. for breach of fiduciary duties
                                  2. in a manner he reasonably                     as a director.
                           believes to be in, or not opposed to, the
                           best interests of the corporation; and                  However, no provisions may eliminate or
                                                                                   limit the liability of a director:
                                  3. with the care that an
                           ordinarily prudent person in a like                            1. for any breach of the
                           position would use under similar                        director's duty of loyalty to the
                           circumstances.                                          corporation or its stockholders;

                           In addition, under the OGCL a director is liable               2. for acts or omissions not in
                           for any action or failure to act as a director only     good faith or which involve intentional
                           if it is proved by clear and convincing evidence        misconduct or a knowing violation of law;
                           that the act or omission was taken either with
                           deliberate intent to cause injury to the                       3. for illegal redemptions and
                           corporation or with reckless disregard for the best     stock repurchases; or
                           interests of the corporation, unless corporation's
                           articles or regulations make this provision                    4. for any transaction from which
                           inapplicable by specific reference.                     the director derived an improper personal
                                                                                   benefit.

                           The Kroll O'Gara articles of incorporation and code     The Kroll-O'Gara Holdings certificate of
                           of regulations do not make this provision               incorporation will provide that no
                           inapplicable.                                           director of Kroll-O'Gara Holdings will be
                                                                                   personally liable to it or its
                           The OGCL does not require proof of intent to cause      stockholders to the fullest extent
                           injury or reckless disregard as a condition to the      permitted by law.
                           availability of an injunction or other relief which is
                                                                                   Under the DGCL, a director or officer
                                                                                   may, in general, be indemnified by the
                                                                                   corporation if he has acted in good faith
                                                                                   and in a manner he reasonably believed to
                                                                                   be in or not opposed to the best

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
                           equitable in nature.                                    interests of the corporation and,
                                                                                   regarding any criminal action or
                           Under the OGCL, a director may be held liable in        proceeding, had no reasonable cause to
                           damages for his acts or omissions as a director         believe his conduct was unlawful.
                           only if it is proved by clear and convincing
                           evidence that he undertook the act or omission with     The by-laws of Kroll-O'Gara Holdings will
                           deliberate intent to cause injury to the                require it to indemnify any person who is
                           corporation or with reckless disregard for its best     or was a party or is threatened to be
                           interest.                                               made a party to any threatened action by
                                                                                   reason of the fact that he is or was a
                           Under the OGCL, corporations may indemnify              director, officer, employee or agent of
                           directors from liability if the director acted in       Kroll-O'Gara Holdings, or is or was
                           good faith and in a manner reasonably believed by       serving at the request of Kroll-O'Gara
                           the director to be in or not opposed to the best        Holdings as a director, officer, employee
                           interests of the corporation, and, regarding any        or agent of another enterprise, against
                           criminal actions, if the director had no reason to      expenses, including attorneys' fees.  If
                           believe his action was unlawful. In the case of an      the action, suit or proceeding is one
                           action by or on behalf of a corporation,                which is other than by Kroll-O'Gara
                           indemnification may not be made:                        Holdings to procure a judgment in its
                                                                                   favor, then the person should be
                                  1. if the person seeking                         indemnified against judgments, fines,
                           indemnification is adjudged liable for                  amounts paid in settlement, actually and
                           negligence or misconduct, unless the                    reasonably incurred by that person in any
                           court determines that the person is                     action, suit or proceeding to the fullest
                           fairly and reasonably entitled to                       extent permitted by the DGCL.
                           indemnification; or

                                  2. if liability asserted against
                           the person concerns unlawful
                           distributions.

                           The indemnification provisions of the OGCL require indemnification of a director who has been successful on the merits or otherwise in defense of any action, suit or proceeding that he was a party to by reason of the fact that he is or was a director of the corporation. The indemnification authorized by the OGCL is not exclusive and is in addition to any other rights granted to directors under the articles of incorporation or code of regulations of the corporation or to any agreement between the directors of the corporation.

                           Kroll-O'Gara's articles of incorporation provide for the indemnification of directors to the maximum extent permitted by the OGCL.

Preferred Stock            The Kroll  O'Gara  articles of  incorporation           The Kroll-O'Gara Holdings certificate of
                           authorize the issuance of up                            incorporation will authorize the issuance

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
                           to one million  shares of preferred stock.              of up to two million shares of preferred
                                                                                   stock. Following the closing of the
                                                                                   recapitalization merger, we expect that
                                                                                   Kroll-O'Gara Holdings will authorize
                                                                                   and/or issue the following series of
                                                                                   preferred stock:

                                                                                          1. 20,000 shares of 13% cumulative
                                                                                   preferred stock, series A will be
                                                                                   authorized and issued;

                                                                                          2. 80,000 shares of 13% cumulative
                                                                                   preferred stock, series B will be
                                                                                   authorized and reserved for issuance;

                                                                                          3. 15,000 shares of 9% cumulative
                                                                                   preferred stock, series C will be
                                                                                   authorized and issued; and

                                                                                          4. 15,000 shares of 9% cumulative
                                                                                   preferred stock, series D will be
                                                                                   authorized and issued.

                                                                                   For more information regarding the
                                                                                   capitalization of Kroll-O'Gara Holdings
                                                                                   after the closing of the mergers, see
                                                                                   "Description of Kroll-O'Gara Holdings
                                                                                   Capital Stock."

Number of Directors        Under the OGCL, the number of directors of a            Under the DGCL:
                           corporation may be fixed or changed by:
                                                                                          1. if the certificate of
                                                                                   incorporation specifies the number of
                                  1. the shareholders; or                          directors, the number of directors can
                                                                                   only be changed by amending the
                                  2. the board of directors if the                 certificate of incorporation;  and
                           corporation's articles of incorporation
                           or regulations allows that.                                    2. unless the certificate of
                                                                                   incorporation specifies the number of
                           Kroll-O'Gara's code of regulations provides that        directors, a board of directors may
                           the number of directors will not be less than           change the authorized number of directors
                           three. The number of directors may be changed by a      by:
                           majority vote of the directors.
                                                                                             --  amending corporation's
                                                                                   by-laws; or

                                                                                             --  any other manner permitted
                                                                                   in the by-laws.

                                                                                   The Kroll-O'Gara Holdings by-laws will
                                                                                   provide that the number of directors of
                                                                                   Kroll-O'Gara Holdings will be not less
                                                                                   than three nor more than twelve.

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
Removal of  Directors      Under the OGCL, any or all of the                       Under  the  DGCL,   any  or  all  of  the
                           directors of a corporation may be                       directors   of  a   corporation   may  be
                           removed, with or without cause, by vote                 removed,  with or without  cause,  by the
                           of the holders of a majority of the                     approval  of the  majority of those votes
                           voting power of the corporation in the                  who are  entitled  to vote at an election
                           election of directors, except that,                     of  directors  except  that a member of a
                           unless all the directors or all the                     classified  board  of  directors  may  be
                           directors of a particular classes are                   removed by stockholders only for cause.
                           removed, no individual director may be
                           removed if the votes of  a sufficient
                           number of shares are cast against that
                           director's removal which, if voted at an
                           election of the directors of the
                           corporation, would be sufficient to elect
                           the director.

                           The Kroll-O'Gara code of regulations provides for       The Kroll-O'Gara Holdings by-laws will
                           the full removal rights which the OGCL provides.        permit removal of a director by majority
                                                                                   vote of stockholders where express notice was
                                                                                   given

Business                   Chapter 1704 of the Ohio Revised Code prohibits an      Under Section 203 of the DGCL, generally
Combinations with          "issuing public corporation", as defined below, from    any person who acquires 15% or more of a
Interested                 engaging in a "Chapter 1704 transaction", as defined    corporation's voting stock (thus becoming
Stockholders               below, with an "interested shareholder" (generally, a   an "interested stockholder") may not
                           shareholder who directly or indirectly exercises or     engage in some business combinations with
                           directs the exercise of 10% or more of the voting       the corporation for a period of three
                           power of the corporation) for a period of three years   years following the date the person
                           following the date on which the person becomes an       became an interested stockholder, unless:
                           interested shareholder unless, among other
                           exceptions, prior to that date, the directors of the           1. the board of directors of the
                           issuing public corporation approve either the Chapter   corporation has approved, prior to the
                           1704 transaction or the acquisition of shares where     date on which the stockholder became an
                           the person became an interested shareholder.            interested stockholder, either the
                                                                                   business combination or the transaction
                           After the initial three-year moratorium has expired,    that resulted in the person becoming an
                           an issuing public corporation may engage in a Chapter   interested stockholder;
                           1704 transaction with an interested shareholder if:
                                                                                          2. upon consummation of the
                                  1. the acquisition of shares where the person    transaction that resulted in the person
                           became an interested shareholder received the prior     becoming an interested stockholder, that
                           approval of the board of directors of the issuing       person owns at least 85% of the
                           public corporation;                                     corporation's voting stock outstanding at
                                                                                   the time the transaction commenced
                                  2. the Chapter 1704 transaction is approved by   (excluding shares owned by persons who
                           the affirmative vote of the holders of the shares       are directors and also officers and
                           representing at least two-third of the voting power     shares owned by employee stock plans in
                           of the issuing public corporation and by the            which participants do not have the right
                                                                                   to determine confidentially whether
                                                                                   shares will be tendered in a tender or
                                                                                   exchange offer); or

                                                                                          3. the business combination is
                                                                                   approved by the board of directors and
                                                                                   authorized by the affirmative vote (at an

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
                           holders of at least a majority of voting                annual or special meeting and not by
                           shares which are not beneficially owned by the          written consent) of at least 66 2/3% of
                           interested shareholder or an affiliate or associate     the outstanding voting stock of the
                           of an interested shareholder; or                        corporation not owned by the interested
                                                                                   stockholder.
                                  3. the Chapter 1704 transaction
                           meets some statutory tests designed to                  These restrictions on business
                           ensure that the transaction is                          combinations with interested stockholders
                           economically fair to all shareholders.                  do not apply under some circumstances,
                                                                                   such as where:
                           For purposes of Chapter  1704,  an "issuing  public
                           corporation has approved, prior to the corporation"            1. the corporation's original
                           is any Ohio corporation with fifty or date on which     certificate of incorporation contains a
                           the stockholder  became an more  shareholders  that     provision expressly electing not to be
                           has its principal place of interested  stockholder,     governed by Section 203 of the DGCL; or
                           either  the  business,   its  principal   executive
                           officers or business combination or the transaction            2. the corporation, by action of
                           substantial  assets within the state of Ohio.  that     its stockholders, adopts an amendment to
                           resulted in the person becoming an                      its by-laws or certificate of
                                                                                   incorporation expressly electing not to
                           A "Chapter 1704 transaction" includes :                 be governed by that section.

                                  1. any merger, consolidation,                    Neither the certificate of incorporation
                           combination or majority share acquisition               nor the by-laws of Kroll-O'Gara Holdings
                           between or involving an issuing public                  will expressly elect not to be governed
                           corporation or any subsidiary of an                     by Section 203 of the DGCL.
                           issuing public corporation and an
                           interested shareholder or an affiliate or
                           associate of the interested shareholder;

                                  2. some transfers of property, dividends and
                           issuance or transfer of shares from or by an issuing public corporation or its subsidiary for the benefit of an interested shareholder unless the transaction is in the ordinary course of business of the issuing public corporation on terms no more favorable to the interested shareholder than those acceptable to third parties as demonstrated by contemporaneous transactions; and

                                  3. some transactions which increase the
                           proportional share ownership of an interested shareholder, result in the adoption of a plan for the dissolution of the affairs of the issuing public corporation if the plan was proposed by the interested shareholder, and the pledge of extension of credit or financial resources of the issuing public corporation for the benefit of the interested shareholder.

                           The Kroll-O'Gara articles of

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
                           incorporation does not alter this provision
                           of the OGCL.

Control Share              The OGCL requires that, unless the                      The DGCL does not contain a similar
Acquisition                articles of incorporation or code of                    provision.

                           regulations otherwise provide, any
                           control share acquisition, as defined
                           below, can only be made with the prior
                           approval of the corporation's
                           shareholders, by the affirmative vote of the majority of the voting power of the corporation and a majority of the portion of that voting power, excluding
                           "interested shares."  Interested shares
                           are the shares held by the acquiring
                           person, by some officers and directors
                           and by persons who acquire a block of
                           shares after the first public disclosure of a proposed control share acquisition or some other transactions will be excluded. A "control share acquisition" is defined as any acquisition of shares of a corporation that, when added to all other shares of that corporation owned by the acquiring person, would enable that person to exercise levels of voting power in any of the following ranges:

                                  1. at least one-fifth or more but
                           less than one-third;

                                  2. one-third or more but less than
                           a majority; or

                                  3. a majority or more.

                           Neither the articles of incorporation nor code of regulations of Kroll-O'Gara provides that this section of the OGCL does not apply.

Control Bid                Under Ohio law, any offeror making a bid                The DGCL does not contain a similar
                           for the control of a corporation with                   provision.
                           substantial assets or number of
                           shareholders in Ohio by a tender offer
                           must file with the Ohio Division of
                           Securities, upon the commencement of the
                           bid, specified information as provided
                           for in the Ohio Securities Act .  The
                           Ohio Division of Securities may then
                           within five days suspend the bid if:

                                  1. the required information was
                           not supplied;

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
                                  2. material information regarding
                           the bid has not been provided to the
                           offerees; or

                                     3. the bid violates the Ohio
                           Securities Act.

Consideration of           The OGCL permits a director, in                         The DGCL does not contain a similar
Constituencies             determining what that director reasonably               provision.
                           believes  to  be  in  the  best  interests  of  the
                           corporation,   to  consider,  in  addition  to  the
                           interests of the corporation's shareholders, any of
                           the following:

                                  1. the interests of the
                           corporation's employees, suppliers,
                           creditors and customers;

                                  2. the economy of the state and
                           the nation;

                                  3. community and societal
                             considerations, and

                                  4. the long term and short term
                           interests of the corporation and its
                           shareholders, including the possibility
                           that these interests may be best served
                           by the continued independence of the
                           corporation.

Dissenter's or Appraisal   Under the OGCL, dissenting shareholders                 The DGCL permits stockholders of a
Rights in a Merger         are entitled to appraisal rights in                     corporation which is participating in a
                           connection with the transfer of all or                  merger (or consolidation) to receive cash
                           substantially all of the assets of a corporation        in the amount of the fair market value of
                           and in connection with some amendments to a             their shares in lieu of the consideration
                           corporation's articles of incorporation.                they will receive in the merger.  The
                           Shareholders  of  an  Ohio   corporation  are  also     fair market value is to be determined by
                           entitled to appraisal  rights if the corporation is     a court.
                           merged  or  consolidated  into a  surviving  or new
                           entity or if the corporation  becomes the surviving     Unless a corporation's certificate of
                           corporation   in  a  merger   with   another   Ohio     incorporation provides otherwise, the
                           corporation  and the surviving  corporation  issues     DGCL does not require that a
                           shares having one-sixth or more of its voting power     stockholder's rights of appraisal be
                           to shareholders  of the corporation  which is being     afforded to stockholders in the following
                           merged into it.                                         two situations:

                           The OGCL does not  provide  for any  exclusions  to            1. a merger or consolidation of a
                           dissenter's rights.                                     corporation with a surviving corporation,
                                                                                   where the shares of the surviving
                           The Kroll-O'Gara articles of incorporation do not       corporation are either listed on a
                           alter the rights given to dissenting shareholders       national securities exchange designated
                           by the OGCL.                                            as a national market security or on an
                                                                                   interdealer quotation system by the
                                                                                   National Association of Securities

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
                           See "The Mergers - Dissenter's and                      Dealers, Inc. or widely held (by more
                           Appraisal Rights."                                      than 2,000 shareholders), if the
                                                                                   stockholders of the corporation receive
                                                                                   only shares of the surviving corporation
                                                                                   or of a listed or widely held
                                                                                   corporation; or

                                                                                          2. those stockholders who are the
                                                                                   stockholders of the surviving corporation
                                                                                   if no vote of those stockholders is
                                                                                   required because the number of shares to
                                                                                   be issued in the merger does not exceed
                                                                                   20% of the shares of the surviving
                                                                                   corporation outstanding immediately prior
                                                                                   to the merger.

                                                                                   The Kroll-O'Gara Holdings certificate of
                                                                                   incorporation will not provide for
                                                                                   appraisal rights in the above two
                                                                                   situations. See "The Mergers -
                                                                                   Dissenter's and Appraisal Rights."

Redemption and Repurchase  The OGCL permits the redemption of shares               The DGCL permits the redemption of shares
of Shares                  of paid-in capital, earned capital or                   of paid-in capital, earned capital or
                           surplus.                                                surplus.

                           Under the OGCL, a corporation, by the act of its        The DGCL vests discretion in the board of
                           directors, may repurchase its shares in some            directors to authorize the repurchase of
                           limited circumstances, including:                       shares.

                                  1. when the articles of
                           incorporation authorize the redemption of those shares;

                                  2. when the articles provide that
                           the corporation will have the right to
                           repurchase; and

                                  3. when authorized by the shareholders at a
                           meeting called for that purpose by the vote of the holders of two-thirds of the shares or, if the articles of incorporation provide, by a greater or lesser proportion but not less than a majority.

Loans to Directors and     Under the OGCL, a corporation generally                 Under the DGCL, a corporation may make
Officers                   may make a loan to or a guaranty or the                 loans to, guarantee the obligations of or
                           obligations of its officers, directors or               assist its officers or other employees
                           shareholders if the loan or guaranty is approved by     and those of its subsidiaries when the
                           a majority of the disinterested members of its          transaction, in the judgment of the board
                           board of directors. The disinterested directors,        of directors, may reasonably be expected
                           taking into account the terms and                       to benefit the corporation.

                                          Kroll-O'Gara                                       Kroll-O'Gara Holdings
                                          ------------                                       ---------------------
                           provisions of the loan and other relevant factors,
                           must determine that the making of the loan could
                           reasonably be expected to benefit the corporation.
                           Directors who authorize unlawful loans are jointly
                           and severally liable for the loan together with
                           interest. The standard of conduct which is a
                           condition to the imposition of monetary damages
                           discussed under "Liability and Indemnification of
                           Officers and Directors" above is not applicable to
                           directors authorizing unlawful loans.

                   PENDING LITIGATION RELATING TO THE MERGERS

     Kroll-O'Gara has been named as a defendant in eight lawsuits alleging that its officers and directors breached their fiduciary duties in connection with the proposed mergers. Five of the lawsuits were filed in the Court of Common Pleas, Butler County, Ohio, and were consolidated on November 29, 1999. The remaining three lawsuits were filed in the United States District Court for the Southern District of New York and were consolidated on November 30, 1999. The plaintiffs allege that Kroll-O'Gara's officers and directors breached their fiduciary duties by negotiating an inadequate acquisition price and by failing to engage in arms-length negotiations. The plaintiffs also allege that Blackstone Capital Partners III and AIG aided and abetted the directors' and officers' alleged breaches of fiduciary duties. The plaintiffs seek class certification. On behalf of putative plaintiff classes of shareholders, they seek damages and attorneys' fees in an unspecified amount, as well as an injunction to prevent the mergers or, to the extent the mergers have been
completed,   rescission  of  the  mergers.   The  defendants  believe  that  the
allegations in the complaint are wholly meritless, and intend to contest vigorously the plaintiffs' allegations in these lawsuits.

          INFORMATION ABOUT KROLL-O'GARA, KROLL-O'GARA HOLDINGS, KROLL
         FINANCE, KER ACQUISITION, JULES B. KROLL, MICHAEL G. CHERKASKY
                              AND MICHAEL J. LENNON

Kroll-O'Gara

General

     Kroll-O'Gara is a leading global provider of a broad range of specialized products and services designed to supply solutions to a variety of security needs. Kroll-O'Gara provides governments, businesses, and individuals with information, analysis, training, advice and products to mitigate the growing risks associated with fraud, electronic threats, physical threats, and uninformed decisions based upon incomplete or inaccurate information. Kroll-O'Gara is organized into three primary business groups: Investigations and Intelligence, Security Products and Services and Information Security.

     The Investigations and Intelligence Group, which will be renamed "Kroll Risk Consulting Services" following the mergers, provides:

     o financial services, including forensic accounting, asset tracing services and pre-acquisition due diligence;

     o    business   investigations   and   intelligence   services,   including
          litigation support, monitoring, and intellectual property infringement investigations;

     o corporate services, including pre-employment background checking, drug testing, surveillance and vendor integrity programs;

     o corporate security services, including security architecture and planning; and

     o computer forensics services, including data recovery and litigation support.

     The Security Products and Services Group provides:

     o armored products, including ballistic and blast protected armoring systems for commercial and military vehicles; and

     o    security   services,   including   advanced  driver  training,   force
          protection training and risk and crisis management.

     The Information Security Group provides objective information security services, including:

     o    network and system security assessment;

     o    product evaluation and assessment;

     o    security policy creation and implementation;

     o    security architecture and design; and

     o    security training.

     Kroll-O'Gara serves a diverse customer base, including large multinational corporations, medium and small businesses, individuals, law firms, investment and commercial banks and U.S. and foreign government agencies.

     On April 28, 1999, Kroll-O'Gara's Board of Directors approved a formal plan to discontinue operations of Kroll-O'Gara's Voice and Data Communications Group. The Voice and Data Communications business was engaged in reselling satellite communication and navigation equipment, selling airtime for satellite telephones and designing and installing integrated satellite communication systems in vehicles.

     See "Where You Can Find More Information" for additional information on Kroll-O'Gara which is incorporated by reference into this proxy statement.

Management and Additional Information

     Information relating to executive compensation, various benefit plans, including Kroll-O'Gara's stock option plan and stock incentive plan, certain relationships and related transactions and other related matters as to Kroll-O'Gara is contained in Kroll-O'Gara's Annual Report on Form 10-K/A for the year ended December 31, 1998, which is incorporated in this proxy statement by reference.

Kroll-O'Gara Holdings

     Kroll-O'Gara Holdings, formerly known as Kroll Electronic Recovery, Inc., is a wholly owned subsidiary of Kroll-O'Gara. Kroll-O'Gara Holdings was incorporated in April 1994 in Delaware and has been inactive since January 1998. Kroll-O'Gara Holdings does not conduct any business other than holding the capital stock of Kroll Finance and taking actions relating to the merger agreement, the mergers and the transactions contemplated by the merger agreement. Its business address is 900 Third Avenue, New York, New York 10022.

     Upon closing of the reorganization merger, Kroll-O'Gara Holdings will become the parent holding company of Kroll-O'Gara. The assets, liabilities and businesses of Kroll-O'Gara will not be affected by the reorganization merger.

Kroll Finance

     Kroll Finance is a wholly owned subsidiary of Kroll-O'Gara Holdings. Kroll Finance was organized in November 1999 in Delaware. Kroll-O'Gara Holdings does not conduct any business other than holding the capital stock of KER Acquisition and taking actions relating to the merger agreement, the mergers and the transactions contemplated by the merger agreement, including financing the mergers. Its business address is 900 Third Avenue, New York, New York 10022.

     Upon closing of the reorganization merger, Kroll-O'Gara Holdings will become the parent of Kroll-O'Gara. The assets, liabilities and businesses of Kroll-O'Gara will not be affected by the reorganization merger.

KER Acquisition

     KER Acquisition is a wholly owned subsidiary of Kroll Finance, which is a wholly owned subsidiary of Kroll-O'Gara Holdings. KER Acquisition was incorporated in November 1999 in Ohio. KER Acquisition does not conduct any business other than taking actions relating to the merger agreement, the mergers and the transactions contemplated by the merger agreement. Its business address is 900 Third Avenue, New York, New York 10022.

Jules B. Kroll

     Jules Kroll serves as chairman and chief executive officer of Kroll-O'Gara and his principal business address is care of Kroll-O'Gara, 900 Third Avenue, New York, New York 10022. Mr. Kroll is a U.S. citizen. For more information about Mr. Kroll, see "The Mergers - Board of Directors and Officers of Kroll-O'Gara Holdings Following the Mergers" and Kroll-O'Gara's Annual Report on Form 10-K/A for the year ended December 31, 1998, which is incorporated in this proxy statement by reference.

Michael G. Cherkasky

     Michael Cherkasky serves as president and chief operating officer of Kroll Associates and president of the Investigations and Intelligence Group, and his principal business address is care of Kroll-O'Gara, 900 Third Avenue, New York, New York 10022. Mr. Cherkasky is a U.S. citizen. For more information about Mr. Cherkasky, see "The Mergers - Board of Directors and Officers of Kroll-O'Gara Holdings Following the Mergers" and Kroll-O'Gara's Annual Report on Form 10-K/A for the year ended December 31, 1998, which is incorporated in this proxy statement by reference.

Michael J. Lennon

     Michael Lennon serves as president of the Security Products and Services Group, and his principal business address is care of Kroll-O'Gara, 9113 LeSaint Drive, Fairfield, Ohio 45014. Mr. Lennon is a U.S. citizen. For more information about Mr. Lennon, see "The Mergers - Board of Directors and Officers of Kroll-O'Gara Holdings Following the Mergers" and Kroll-O'Gara's Annual Report on Form 10-K/A for the year ended December 31, 1998, which is incorporated in this proxy statement by reference.

       SECURITY OWNERSHIP OF FIVE PERCENT BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Kroll-O'Gara's common stock on _________, 2000 by each beneficial owner of more than five percent of the common stock, each director and each named executive officer individually and all directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated owner has sole voting and dispositive power regarding these shares.


                                                                           BENEFICIAL
                                                                           OWNERSHIP(1)
                                                                           ------------
            Name                                        Number of Shares                  Percentage of
            ----                                        ----------------                  -------------
                                                                                              Shares
                                                                                              ------
Jules B. Kroll(2)(3) ....................................     2,879,991                       12.9
Thomas M. O'Gara(2) .....................................     2,433,652                       10.9
Wilfred T. O'Gara(2) ....................................       305,772                        1.4
Michael G. Cherkasky(2) .................................       137,355                          *
Marshall S. Cogan(2) ....................................         2,000                          *
Michael J. Lennon(2) ....................................        31,163                          *
Raymond E. Mabus(2) .....................................         4,000                          *
Nazzareno E. Paciotti(2) ................................       113,845                          *
Hugh E. Price(2) ........................................        11,389                          *
Jerry E. Ritter(2) ......................................         3,000                          *
William S. Sessions(2) ..................................         4,000                          *
Howard I. Smith(2)(4) ...................................         2,000                          *
All directors and executive officers as a group
 (14 persons) (5) .......................................     6,021,478                       27.0
American International Group, Inc.(2) ...................     1,444,212                        6.5

----------
*    Less than 1%.

(1) Included in the shares listed are the following numbers of shares of Kroll-O'Gara common stock which may be acquired through the exercise of currently exercisable stock options or stock options which become exercisable within 60 days after _____, 2000: Mr. Kroll, none; Mr. Thomas
     M. O'Gara, [15,433] shares; Mr. Wilfred T. O'Gara, [62,730] shares; Mr. Cherkasky, [108,945] shares; Mr. Cogan, 2,000 shares; Mr. Lennon, [20,365] shares; Mr. Mabus, 4,000 shares; Mr. Paciotti, [100,529] shares; Mr. Price, 11,389 shares; Mr. Ritter, 3,000 shares; Mr. Sessions, 4,000 shares; Mr. Smith, 2,000; and all directors and executive officers as a group, 334,391 shares.

(2) The address of Messrs. Kroll, Cherkasky and Paciotti is 900 Third Avenue, New York, New York 10022. The address of Messrs. O'Gara and Lennon is 9113 LeSaint Drive, Fairfield, Ohio 45014. The address of AIG and Mr. Smith is 70 Pine Street, New York, New York 10270. Mr. Cogan's address is care of Trace International Holdings, Inc., 375 Park Avenue, New York, New York 10152. Governor Mabus' address is care of International Management & Development Group, Ltd., 210 East Capital Street, Suite 1232, Jackson, Mississippi 39201. Mr. Price's address is 100 East Street, S.E., Vienna, Virginia 22180. Mr. Ritter's address is care of Pierre LaClede Building, 7701 Forsyth Boulevard, Suite 340, St. Louis, Missouri 63105. Judge Sessions' address is care of Sessions & Sessions, L.C., 112 East Pecan Street, Suite 2900, San Antonio, Texas 78205. Each of Messrs. Cherkasky, Cogan, Kroll, Lennon, Mabus, O'Gara, Paciotti, Price, Ritter, Sessions and Smith is a United States citizen.

(3) Does not include 192,560 shares held by trusts for the benefit of Mr. Kroll's adult children, in which Mr. Kroll disclaims any beneficial interest.

(4) Does not include 1,444,212 shares held by AIG, in which Mr. Smith disclaims any beneficial interest.

(5) Does not include 1,444,212 shares held by AIG, in which Mr. Smith disclaims any beneficial interest.

               DESCRIPTION OF KROLL-O'GARA HOLDINGS CAPITAL STOCK

     If the merger agreement is approved by the required vote of the Kroll-O'Gara shareholders and the conditions to the mergers are satisfied or waived, then immediately prior to the effective time of the recapitalization merger, we will amend and restate the certificate of incorporation and by-laws of Kroll-O'Gara Holdings in substantially the forms which are attached to this proxy statement as Appendices E and F. The following is a summary of the capital stock of Kroll-O'Gara Holdings following the recapitalization merger.

Common Stock

     The amended and restated certificate of incorporation will authorize Kroll-O'Gara Holdings to issue up to 18,000,000 shares of common stock, par value $.01 per share. After the recapitalization merger, we expect that BCP/KROG Acquisition Company and the retaining shareholders will own all of the issued and outstanding common stock of Kroll-O'Gara Holdings.

Voting Rights

     Holders of Kroll-O'Gara Holdings common stock will be entitled to one vote per share on all matters submitted to a vote of the stockholders generally. Unless otherwise required by law, holders of common stock will not be entitled to vote, however, on any amendment to the restated certificate of incorporation that relates to the terms of any outstanding series of preferred stock if the holders of the affected series are entitled, either separately or together with the holders of any other series, to vote on it under the restated certificate of incorporation or under the DGCL.

Dividend Rights

     Dividends may be declared and paid on the common stock at the time and in the amount that the board of directors of Kroll-O'Gara Holdings in its discretion will determine, subject to applicable law and the rights, if any, of the holders of any outstanding series of preferred stock or any class or series of stock having a preference over or the right to participate with the common stock regarding the payment of dividends.

Liquidation Rights

     Upon the dissolution, liquidation or winding up of Kroll-O'Gara Holdings, the holders of common stock will be entitled to receive the assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them, subject to the rights of holders of preferred stock or other securities having a preference over the rights of holders of common stock regarding the dissolution, liquidation or winding up of Kroll-O'Gara Holdings.

Preferred Stock

     The amended and restated certificate of incorporation will authorize Kroll-O'Gara Holdings to issue up to 2,000,000 shares of preferred stock, par value $.01 per share. In connection with the mergers, Kroll-O'Gara Holdings will authorize and/or issue the following four series of preferred stock, representing 130,000 shares of preferred stock. The board of directors of Kroll-O'Gara Holdings will have the ability to issue "blank check" preferred stock for the remaining shares with the designation, voting powers, preferences and other rights as it may determine. The four series of preferred stock will rank equally with each other.

Series A Preferred Stock

     The amended and restated certificate of incorporation will authorize the issuance of 20,000 shares of 13% Cumulative Participating Preferred Stock, Series A. In connection with the mergers and under the voting, sale and retention agreement, Kroll-O'Gara Holdings will issue all of these shares to AIG as merger consideration in exchange for the 1,111,111 shares of Kroll-O'Gara Holdings common stock that it will own following the reorganization merger.

Series B Preferred Stock

     The amended and restated certificate of incorporation will authorize the issuance of 80,000 shares of 13% Cumulative Preferred Stock, Series B. In connection with the mergers and under the voting, sale and retention agreement, Kroll-O'Gara Holdings will issue these shares to AIG in the future, if at all, only as payment of a portion of the dividend on the series A preferred stock which is not paid in cash, at the option of the board of directors of Kroll-O'Gara Holdings.

Series C Preferred Stock

     The amended and restated certificate of incorporation will authorize the issuance of 15,000 shares of 9% Cumulative Non-Redeemable Participating Preferred Stock, Series C. In connection with the mergers and under the voting, sale and retention agreement, Kroll-O'Gara Holdings will issue all of these shares and the series D preferred stock described below to Jules Kroll as merger consideration in exchange for 1,666,667 of the shares of Kroll-O'Gara Holdings common stock that he will own following the reorganization merger.

Series D Preferred Stock

     The amended and restated certificate of incorporation will authorize the issuance of 15,000 shares of 9% Cumulative Participating Preferred Stock, Series
D. In connection with the mergers and under the voting, sale and retention agreement, Kroll-O'Gara Holdings will issue all of these shares and the series C preferred stock described above to Jules Kroll as merger consideration in exchange for 1,666,667 of the shares of Kroll-O'Gara Holdings common stock that he will own following the reorganization merger.

     For a more detailed description of the four series of preferred stock, see "Special Factors - Interests of Certain Persons; Conflicts of Interest."

                    TRANSACTIONS IN KROLL-O'GARA COMMON STOCK

     In November 1996, The O'Gara Company first sold securities to the public. The O'Gara Company sold approximately 2.3 million shares of its common stock at $9 per share for total proceeds of approximately $20.7 million. The O'Gara
Company  received  net  proceeds  from this  offering of  approximately  $19.251 million.

     In May 1998, Kroll-O'Gara and some Kroll-O'Gara shareholders sold additional shares of Kroll-O'Gara common stock to the public. Kroll-O'Gara sold
3.2 million shares at $20.50 per share for an aggregate of approximately $65.6 million. Kroll-O'Gara received net proceeds from this offering of $61.76 million. The selling shareholders sold approximately 1.8 million shares at $20.50 per share. Jules Kroll sold 475,000 shares in this offering.

     There have been no other purchases of Kroll-O'Gara common stock made by Kroll-O'Gara or any affiliate of Kroll-O'Gara since January 1, 1998, except that Kroll-O'Gara has issued a total of 8,500 shares of common stock to members of management upon the exercise of restricted stock awards under Kroll-O'Gara's stock incentive plan and a total of 30,402 shares of common stock to members of management upon the exercise of options under Kroll-O'Gara's stock option plan.

           INFORMATION ABOUT BLACKSTONE, BCP/KROG ACQUISITION COMPANY
                                  AND BCP/KROG

Blackstone Management Associates III

     Blackstone Management Associates III, a Delaware limited liability company, is the general partner of Blackstone Capital Partners III, a Delaware limited partnership, and Blackstone Family Investment Partnership III L.P., a Delaware limited partnership, and the sole investment general partner of Blackstone Offshore Capital Partners III L.P., a Cayman Islands exempted limited partnership. Blackstone Capital Partners III is the primary private equity investment vehicle of, and is controlled by, an affiliate of The Blackstone Group L.P. The Blackstone Group L.P. is a private investment firm based in New York and was founded in 1985 by Peter G. Peterson, its current Chairman, and Stephen A. Schwarzman, its current President and Chief Executive Officer. The main businesses of The Blackstone Group and its affiliates include private equity investments, merger and acquisition advisory services, restructuring advisory services, real estate investing, mezzanine investing and asset management. Through its prior and current private equity investment funds, The Blackstone Group has invested approximately $3.3 billion in 40 private equity transactions having an aggregate transaction value of approximately $35.5 billion. Its business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

     Messrs. Peterson and Schwarzman are the founding members of Blackstone Management Associates III. The other members of Blackstone Management Associates III who are expected to serve as directors of Kroll-O'Gara Holdings are Robert
L. Friedman and David Blitzer. Each such person is a U.S. citizen. The principal occupations of each of such persons is serving as an executive of Blackstone Capital Partners III and their affiliates. The founding members also serve as the managing members of Blackstone Management Associates III.

The Blackstone Funds

Blackstone Capital Partners III

     Blackstone Capital Partners III is a Delaware limited partnership, whose sole general partner is Blackstone Management Associates III, and is the sole member of BCP/KROG Acquisition Company. Blackstone Capital Partners III is the primary private investment vehicle of The Blackstone Group and its principal business consists of committing capital to facilitate corporate restructurings, leveraged recapitalizations, leveraged buyouts, bridge financings and other investments. Currently, it has invested over $1.25 billion in equity capital of its total committed equity capital of approximately $3.8 billion. Its business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

Blackstone Family Investment Partnership III L.P.

     Blackstone Family Investment Partnership III L.P. is a Delaware limited partnership, whose sole general partner is Blackstone Management Associates III. The principal business of Blackstone Family Investment Partnership III L.P. consists of committing capital to facilitate corporate restructurings, leveraged recapitalizations, leveraged buyouts, bridge financings and other investments. Its business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

Blackstone Offshore Capital Partners III L.P.

     Blackstone Offshore Capital Partners III L.P. is a Cayman Islands exempted limited partnership, whose sole investment general partner is Blackstone Management Associates III. The principal business of Blackstone Offshore Capital Partners III L.P. consists of committing capital to facilitate corporate restructurings, leveraged recapitalizations, leveraged buyouts, bridge financings and other investments. Its business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

BCP/KROG Acquisition Company

     BCP/KROG Acquisition Company is a newly formed Delaware limited liability company and is wholly owned by the Blackstone Funds. BCP/KROG Acquisition
Company was formed to own all of the issued and outstanding shares of common stock of BCP/KROG and to own, after the closing of the recapitalization merger, its shares of Kroll-O'Gara Holdings for the Blackstone Funds. It has not engaged in any activities other than those relating to the voting, sale and retention agreement, the merger agreement, the recapitalization merger and the transactions contemplated by the merger agreement. Its business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

BCP/KROG

     BCP/KROG is a newly formed Delaware corporation and is wholly owned by BCP/KROG Acquisition Company. BCP/KROG was formed solely to be a party to the recapitalization merger and has not engaged in any activities other than those relating to the merger agreement, the recapitalization merger and the transactions contemplated by the merger agreement. Its business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

                       WHERE YOU CAN FIND MORE INFORMATION

     Kroll-O'Gara files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Kroll-O'Gara files with the Commission at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. These Commission filings are also available to the public from commercial document retrieval services at the Internet world wide web site maintained by the Commission at "http://www.sec.gov." Reports, proxy statements and other information filed by Kroll-O'Gara should also be available for inspection at the offices of the Nasdaq National Market System, 33 Whitehall Street, New York, New York 10004 or 1735 K Street, NW, Washington, DC 20006.

     Kroll-O'Gara, Kroll-O'Gara Holdings, KER Acquisition, Jules Kroll, Michael Cherkasky, Blackstone, BCP/KROG Acquisition Company and BCP/KROG filed with the Commission a Rule 13e-3 transaction statement on Schedule 13E-3 under the Securities Exchange Act of 1934 regarding the mergers. As allowed by Commission rules, this proxy statement does not contain all of the information you can find in the Rule 13e-3 transaction statement or in the exhibits to that statement.

     You should rely only on the information contained or incorporated by reference in this proxy statement. Kroll-O'Gara has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated ___________, 2000. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date or any other date that this proxy statement indicates. The mailing of this proxy statement to Kroll-O'Gara shareholders does not create any implication to the contrary.

Kroll-O'Gara Documents Incorporated by Reference

     The Commission allows Kroll-O'Gara to "incorporate by reference" information into this proxy statement, which means that Kroll-O'Gara can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in documents which we will file later and which will be incorporated by reference in this proxy statement, as described below.

     This proxy statement incorporates by reference the documents stated below that Kroll-O'Gara has previously filed with the Commission. These documents contain important information about Kroll-O'Gara and its finances and should be reviewed carefully and completely. Some of these filings have been amended by later filings, which are also listed.

                         Kroll-O'Gara Commission Filings                                   Period/Date Filed with the
                               (File No. 001-11752)                                                Commission
                               --------------------                                                ----------
Annual Report on Form 10-K and Form 10-K/A.................................         Year ended December 31, 1998
Quarterly Report on Form 10-Q..............................................         Quarters ended March 31, 1999, June 30,
                                                                                    1999 and September 30, 1999

Current Reports on Form 8-K and Form 8-K/A.................................         January 15, 1999, January 27, 1999,
                                                                                    January 29, 1999,  March 11, 1999, March
                                                                                    11,  1999,  June 18,  1999,  October  4,
                                                                                    1999,  December 2, 1999 and December 22,
                                                                                    1999

     All documents filed by Kroll-O'Gara under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement and prior to the date of the special meeting will be considered to be incorporated in this proxy statement by reference and to be a part of this proxy statement from the date of their filing. Any statement contained in this proxy statement or in a document incorporated or considered to be incorporated in this proxy statement by reference will be considered to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or in any other subsequently filed document which also is, or is deemed to be, incorporated in this proxy statement modifies or supersedes that statement. Any statement so modified or superseded will not be considered to constitute a part of this proxy statement, except as so modified or superseded.

     Any documents filed by Kroll-O'Gara with the Commission and incorporated by reference, excluding exhibits, unless specifically incorporated by reference in this proxy statement, are available without charge upon written request to Abram
S. Gordon, The Kroll-O'Gara Company, 9113 LeSaint Drive, Fairfield, Ohio 45014. Telephone requests may be directed to Louise Lafayette at 513-881-5447.

     If you would like to receive documents from Kroll-O'Gara, please request them by _________, 2000, in order to receive them before the special meeting.

                              SHAREHOLDER PROPOSALS

     Kroll-O'Gara will hold its 2000 annual meeting of Kroll-O'Gara shareholders only if the mergers are not consummated. In the event that this meeting is held, any proposals of Kroll-O'Gara shareholders intended to be presented at the 2000 annual meeting of Kroll-O'Gara shareholders must be received by the Secretary of Kroll-O'Gara no later than _____, 2000 in order to be considered for inclusion in the Kroll-O'Gara 2000 annual meeting proxy materials.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Kroll-O'Gara board of directors knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement. If any other matters shall properly come before either the special meeting or any adjournment or postponement of the special meeting to be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by those proxies as to any of these matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the Kroll-O'Gara board of directors.

                                   KROLL LOGO

                                  FORM OF PROXY
                          FOR THE KROLL-O'GARA COMPANY
                         SPECIAL MEETING OF SHAREHOLDERS
                             ________________, 2000

            THIS PROXY CARD MUST BE RECEIVED PRIOR TO 10:00 A.M. (EASTERN DAYLIGHT TIME) ON ________, 2000.

            PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE KROLL-O'GARA COMPANY, AN OHIO CORPORATION, FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ___________, 2000 AT 10:00 A.M.(LOCAL TIME).

            The undersigned, being a holder of shares of common stock, par value
$0.01 per share (the "Common Stock"), of The Kroll-O'Gara Company, ("Kroll-O'Gara"), hereby appoints ______________ or failing him _________________ or failing him ____________, as his, her or its proxy at the Special Meeting to be held on ___________, 2000 (and any adjournment thereof) and to vote on behalf of the undersigned (or abstain from voting) as indicated on the reverse of this card or, to the extent that no such indication is given, as set forth herein. The Special Meeting has been convened to consider a proposal to (a) adopt the Agreement and Plan of Mergers, dated as of November 15, 1999, among The Kroll-O'Gara Company, Kroll-O'Gara Holdings, Inc., KER Acquisition, Inc. and BCP/KROG Merger Corp., which, among other matters, provides for (i) the reorganization merger of Kroll-O'Gara with KER Acquisition in which Kroll-O'Gara will become an indirect wholly owned subsidiary of Kroll-O'Gara Holdings, a Delaware corporation that is currently a wholly owned subsidiary of Kroll-O'Gara and (ii) the recapitalization merger in which BCP/KROG Merger Corp., an indirect wholly owned subsidiary of Blackstone Capital Partners III Merchant Banking Fund L.P. and its affiliates, will be merged into Kroll-O'Gara Holdings; and (b) approve the two mergers and the transactions contemplated by the merger agreement. The closing of the reorganization merger is a condition to the closing of the recapitalization merger. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any previously dated forms of proxy with respect to the Special Meeting.

            Because adoption of the merger agreement and approval of the mergers and the transactions contemplated by the merger agreement require the affirmative vote of a majority of outstanding shares of the Common Stock, abstentions and broker non-votes will have the same effect as negative votes. Accordingly, the Kroll-O'Gara board of directors urges you to complete, date and sign this card and return it promptly in the enclosed, postage-paid envelope.

            THE KROLL-O'GARA BOARD RECOMMENDS A VOTE FOR THE PROPOSAL. IF THIS CARD IS RETURNED SIGNED BUT NOT MARKED WITH ANY INDICATION AS TO HOW TO VOTE, THE UNDERSIGNED WILL BE DEEMED TO HAVE DIRECTED THE PROXY TO VOTE FOR THE PROPOSAL.

            PLEASE INDICATE ON THE REVERSE OF THIS CARD HOW YOUR SHARES ARE TO BE VOTED. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

            IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT _____________ at 1-XXX-XXX-XXXX.

                      PLEASE SIGN AND DATE ON REVERSE SIDE
--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*

                                                               Please mark
                                                               your votes as
                                                               indicated in
                                                               this example. [X]

                                    PROPOSAL

THE BOARD OF DIRECTORS OF THE KROLL-O'GARA  COMPANY RECOMMENDS THAT YOU VOTE FOR
THE FOLLOWING PROPOSAL:

1.   (a)  To adopt the Agreement and Plan of Mergers,  dated              FOR         AGAINST       ABSTAIN
          as of November  15, 1999,  among The  Kroll-O'Gara              [ ]           [ ]           [ ]
          Company,    Kroll-O'Gara   Holdings,   Inc.,   KER
          Acquisition,   Inc.  and  BCP/KROG  Merger  Corp.,
          which,  among other matters,  provides for (i) the
          reorganization  merger  of  Kroll-O'Gara  with KER
          Acquisition in which  Kroll-O'Gara  will become an
          indirect  wholly owned  subsidiary of Kroll-O'Gara
          Holdings, a Delaware corporation that is currently
          a wholly owned subsidiary of Kroll-O'Gara and (ii)
          the  recapitalization  merger  in  which  BCP/KROG
          Merger Corp., an indirect wholly owned  subsidiary
          of  Blackstone   Capital   Partners  III  Merchant
          Banking  Fund  L.P.  and its  affiliates,  will be
          merged  into  Kroll-O'Gara  Holdings.;  and (b) to
          approve  the  two  mergers  and  the  transactions
          contemplated by the merger agreement.

Signature(s)(and Title(s), if any)____________________     Date:_________, 2000

Please sign your name above exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by a duly authorized director or other officer, indicating title, or execute under the corporation's common seal. In the case of joint holders, any one may sign but the first-named in the share register may exclude the voting rights of the other joint holder(s) by voting in person or by proxy.

 -------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGERS

                                      AMONG

                            THE KROLL-O'GARA COMPANY,

                        KROLL ELECTRONIC RECOVERY, INC.,

                              KER ACQUISITION, INC.

                                       and

                              BCP/KROG MERGER CORP.













                          Dated as of November 15, 1999

                          AGREEMENT AND PLAN OF MERGERS


                  AGREEMENT AND PLAN OF MERGERS, dated as of November 15, 1999 (this "Agreement"), among The Kroll-O'Gara Company, an Ohio corporation (the "Company"), Kroll Electronic Recovery, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("New Kroll Holdings"), KER Acquisition, Inc., an Ohio corporation and a wholly owned subsidiary of Kroll Finance Company, L.L.C. ("Reorganization Merger Sub"), and BCP/KROG Merger Corp., a Delaware corporation ("Recapitalization Merger Sub").

                              W I T N E S S E T H:

                  WHEREAS, the stockholders of Recapitalization Merger Sub seek to acquire a controlling interest in the Company through a transaction to be accounted for as a recapitalization; and

                  WHEREAS, in order to consummate such recapitalization, it is necessary to effect a reorganization of the Company in which Reorganization Merger Sub will merge with and into the Company (the "Reorganization Merger"), with the shares of the Company being converted into a like number of shares of New Kroll Holdings and the shares of Reorganization Merger Sub being converted into shares of the Company, such that the Company will become an indirect wholly owned subsidiary of New Kroll Holdings, which itself will become the entity publicly held by the shareholders who previously held shares in the Company; and

                  WHEREAS, the recapitalization will involve a merger (the "Recapitalization Merger" and, together with the Reorganization Merger, the "Mergers") to be consummated immediately after consummation of the Reorganization Merger and in which Recapitalization Merger Sub will merge with and into New Kroll Holdings, with the shares of New Kroll Holdings (subject to certain exceptions described in this Agreement) being converted into the right to receive cash and the shares of Recapitalization Merger Sub being converted into shares of New Kroll Holdings; and

                  WHEREAS, a Special Committee of the Board of Directors of the Company has determined that the Mergers and the Cash Merger Consideration to be paid in the Recapitalization Merger are fair to and in the best interests of the Company's shareholders and has approved and has recommended the approval of this Agreement to the Board of Directors of the Company; and

                  WHEREAS, the Boards of Directors of the Company, New Kroll Holdings and Reorganization Merger Sub have approved the Reorganization Merger upon the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the General Corporation Law of the State of Ohio (the "OGCL"); and

                  WHEREAS, the Boards of Directors of New Kroll Holdings and Recapitalization Merger Sub have approved the Recapitalization Merger upon the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL"); and

                  WHEREAS, as an inducement to the parties to enter into this Agreement, certain shareholders of the Company have entered into a Voting, Sale and Retention Agreement dated the date hereof, pursuant to which, among other things, they agree to accept disparate treatment in the Recapitalization Merger on the basis provided in this Agreement (the "Voting, Sale and Retention Agreement").

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                               CERTAIN DEFINITIONS

                  For purposes of this Agreement, the term:

                  "1998 Balance Sheet" is defined in Section 3.09.

                  "Acquisition Agreement" is defined in Section 5.05(e).

                  "Acquisition Proposal" is defined in Section 5.05(a).

                  "Action" is defined in Section 6.05(b).

                  "Affiliate" means a Person that directly or indirectly, through one or more intermediaries, Controls, is controlled by, or is under common Control with, the first mentioned Person.

                  "Agreement" means this Agreement and Plan of Mergers.

                  "Alternative Transaction" is defined in Section 5.05(c).

                  "BCP  LLC"  means  BCP/KROG   Acquisition  Company  L.L.C.,  a
Delaware limited liability company.

                  "Blue Sky Laws" means state securities laws, as amended.

                  "BMP" means Blackstone Management Partners III L.L.C.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Business Day" means any day other than a day on which banks in New York, New York or Cincinnati, Ohio are required or authorized to be closed.

                  "Cash Merger Consideration" is defined in Section 2.06(e).

                  "Certificate of Recapitalization Merger" is defined in Section 2.02.

                  "Certificate of Reorganization Merger" is defined in Section 1.02.

                  "Chapter 1704" is defined in Section 3.04.

                  "Closings" means the closings of the Mergers.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company" means The Kroll-O'Gara Company, an Ohio corporation.

                  "Company Charter Documents" is defined in Section 3.02.

                  "Company Common Stock" means the Common Stock, par value $.01 per share, of the Company.

                  "Company Disclosure Schedule" is defined in Article III.

                  "Company Employee Plan" is defined in Section 3.11(a).

                  "Company IP" is defined in Section 3.20.

                  "Company IP License" is defined in Section 3.20.

                  "Company Options" is defined in Section 1.08(a).

                  "Company Permits" is defined in Section 3.06(b).

                  "Company Preferred Stock" is defined in Section 3.03.

                  "Company Right" is defined in Section 1.08.

                  "Company SEC Reports" is defined in Section 3.07(a).

                  "Company Shareholders Meeting" is defined in Section 3.13.

                  "Company Stock Option" is defined in Section 1.08.

                  "Company Stock Option Plans" is defined in Section 2.08(a).

                  "Company Warrant" is defined in Section 1.08.

                  "Confidentiality Letter" is defined in Section 6.03.

                  "Contingency Plans" is defined in Section 3.22(c).

                  "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise.

                  "D&O Insurance" is defined in Section 6.05(d).

                  "Debt Financing Letter" is defined in Section 4.08.

                  "DGCL" is defined in the sixth Whereas clause of this Agreement.

                  "Dissenting Shares" is defined in Section 1.07(a).

                  "Dollars" or "$" means United States dollars.

                  "Employees" is defined in Section 6.10.

                  "Environmental Laws" means any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety.

                  "Environmental Report" means any report, study, assessment or audit that addresses any issue of actual or potential noncompliance with, actual or potential liability under or cost arising out of, or actual or potential impact on the business of the Company or any of its Subsidiaries in connection with, any Environmental Law or any proposed or anticipated change in or addition to any Environmental Law relating to the Company or any of its Subsidiaries or any entity for which any of them may be liable.

                  "Equity Financing Letter" is defined in Section 4.08.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Affiliate" is defined in Section 3.11(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the SEC rules and regulations promulgated thereunder.

                  "Exchange Agent" is defined in Section 2.09(a).

                  "Expenses" is defined in Section 8.03(a).

                  "FCPA" means the Foreign Corrupt Practices Act.

                  "Financing Letters" is defined in Section 4.08.

                  "Form S-4" is defined in Section 3.13.

                  "GAAP" is defined in Section 3.07(b).

                  "Governmental Authority" is defined in Section 3.05(b).

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                  "Indemnified Party (Parties)" is defined in Section 6.05(b).

                  "Information Security Group" means Kroll-O'Gara Information Security Group, Inc., a California corporation.

                  "Insurance Policies" is defined in Section 3.23.

                  "Intellectual Property" shall mean all United States, state and foreign intellectual property, including all (i)(a) patents, inventions, discoveries, processes, designs, techniques, developments, technology and related improvements and know-how; (b) copyrights and works of authorship in any media, including computer programs, hardware, firmware, software, applications, files, databases, documentation and related items; (c) trademarks, service marks, trade names, brand names, corporate names, domain names, logos, trade dress, the goodwill of any business symbolized thereby and all common-law rights relating thereto; (d) trade secrets and other confidential or proprietary documents, files, analyses, lists, ways of doing business and/or information; and (ii) any and all registrations, applications and recordings related thereto.

                  "IP License" means a license, consent, royalty or other agreement other than a Company IP License.

                  "Knowledge" means the actual knowledge of the executive officers of the Company or Recapitalization Merger Sub, as the case may be, without any special inquiry or investigation.

                  "Kroll Documents" means, collectively the Company Charter Documents and the certificate of incorporation and by-laws, as amended through the date hereof, of New Kroll Holdings and Reorganization Merger Sub.

                  "Kroll Finance Company LLC" means Kroll Finance Company, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of New Kroll Holdings.

                  "Kroll Holdings" means Kroll Holdings, Inc., a Delaware corporation.

                  "Kroll Parties" means collectively, the Company, New Kroll Holdings and Reorganization Merger Sub.

                  "Lease" is defined in Section 3.15(c).

                  "Leased Properties" is defined in Section 3.15(b).

                  "Liens" is defined in Section 3.03(b).

                  "LLC Act" means the Delaware Revised Limited Liability Company Act, 6 Del. C. Section 18-101, et seq., as amended from time to time.

                  "Management Options" is defined in Section 2.08(b).

                  "Material Adverse Effect" means, when used in connection with the Company or any of its Subsidiaries or Recapitalization Merger Sub, as the case may be, any change, effect or circumstance that is or would reasonably be expected to be materially adverse to the business, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries taken as a whole or Recapitalization Merger Sub, as the case may be; provided, however, that changes, effects or circumstances that result from or arise on account of (A) any changes in economic, regulatory or political conditions generally, (B) the United States securities markets, (C) this Agreement or the transactions contemplated by this Agreement or (D) the effect of the public announcement of the transactions contemplated hereby, including any effect on current or prospective customers or employees of the Company, shall be excluded from the definition of "Material Adverse Effect" and from any determination as to whether a Material Adverse Effect has occurred or may occur.

                  "Material Contracts" is defined in Section 3.16.

                  "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants and radioactivity that is regulated pursuant to or could result in liability under any Environmental Law.

                  "Mergers" is defined in the third Whereas clause of this Agreement.

                  "New Kroll Holdings" is defined in the first paragraph of this Agreement.

                  "New Kroll Holdings Common Stock" means the Common Stock, without par value, of New Kroll Holdings.

                  "New Kroll Holdings Options" is defined in Section 1.08.

                  "New Kroll Holdings Right" is defined in Section 1.08.

                  "New Kroll Holdings Stock Option" is defined in Section 1.08.

                  "New Kroll Holdings Warrant" is defined in Section 1.08.

                  "Non-U.S. Monopoly Laws" means non-U.S. laws intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

                  "Note Purchase Agreement" is defined in Section 3.03.

                  "Notes" means the Senior Notes due 2004 issued pursuant to the Note Purchase Agreement.

                  "O'Gara Shareholders" means Thomas M. O'Gara and Wilfred T. O'Gara.

                  "Officer Employees" is defined in Section 6.05(c).

                  "OGCL" is defined in the fifth Whereas clause of this Agreement.

                  "Owned Properties" is defined in Section 3.15(b).

                  "Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

                  "Products" is defined in Section 3.22(b).

                  "Proxy Statement" is defined in Section 3.13.

                  "Real Properties" is defined in Section 3.15(b).

                  "Recapitalization Closing" is defined in Section 2.02.

                  "Recapitalization Closing Date" is defined in Section 2.02.

                  "Recapitalization  Dissenting  Shares"  is  defined in Section
2.07.

                  "Recapitalization Effective Time" is defined in Section 2.02.

                  "Recapitalization Merger" is defined in the Third Whereas clause of this Agreement.

                  "Recapitalization Merger Consideration" is defined in Section 2.06(e).

                  "Recapitalization   Merger   Sub"  is  defined  in  the  first
paragraph of this Agreement.

                  "Recapitalization  Merger  Sub  Common  Stock" is  defined  in
Section 2.06(a).

                  "Regulation S-X" means Regulation S-X promulgated by the SEC under the Securities Act, the Exchange Act, the Public Utilities Holding Company Act of 1935, Investment Company Act of 1940 and the Energy Policy and Conservation Act of 1975, as such regulation may be amended.

                  "Remedial Action" means any action to (i) investigate, clean up, remove or treat any Materials of Environmental Concern; or (ii) prevent the release or threat of release of any Materials of Environmental Concern.

                  "Reorganization Closing Date" is defined in Section 1.02.

                  "Reorganization Effective Time" is defined in Section 1.02.

                  "Reorganization Merger" is defined in the second Whereas clause of this Agreement.

                  "Reorganization Merger Sub" is defined in the first paragraph of this Agreement.

                  "Reorganization Merger Sub Common Stock" means the Common Stock, par value $.01 per share, of Reorganization Merger Sub.

                  "Requisite Financing" is defined in Section 4.03.

                  "Retained Shares" is defined in Section 2.06(b).

                  "Retaining Shareholders" means Jules Kroll and the other shareholders of the Surviving Operating Corporation who are retaining shares of Common Stock of New Kroll Holdings pursuant to the Voting, Sale and Retention Agreement.

                  "Schedule 13E-3" is defined in Section 3.13.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the SEC rules and regulations promulgated thereunder.

                  "Series A Merger Consideration" is defined in Section 2.06(c).

                  "Series A Preferred Stock" is defined in Section 2.06(c).

                  "Series  C-D  Merger  Consideration"  is  defined  in  Section
2.06(d).

                  "Series C Preferred Stock" is defined in Section 2.06(d).

                  "Series D Preferred Stock" is defined in Section 2.06(d).

                  "Significant Subsidiary" means any Subsidiary that would be a significant subsidiary as defined in Article 1, Rule 1-02 of Regulation S-X and the Information Security Group.

                  "Special Committee" is defined in Section 3.25.

                  "Subsidiary Documents" is defined in Section 3.02.

                  "Subsidiary" of the Company or any other Person means any corporation, limited liability company, partnership, joint venture or other legal entity of which the Company or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such Person.

                  "Superior Proposal" is defined in Section 5.05(b).

                  "Surviving Holding Corporation" is defined in Section 2.01.

                  "Surviving  Operating   Corporation"  is  defined  in  Section
1.01(b).

                  "Surviving Operating Corporation Common Stock" means the Common Stock, par value $0.01 per share, of the Surviving Operating Corporation.

                  "Systems" is defined in Section 3.22(b).

                  "Tax Return" means any return, declaration, report or similar statement required to be filed with any Governmental Authority with respect to any Taxes (including any attached schedules), including any information return, claim for refund, amended return and declaration of estimated Tax.

                  "Taxes" means all United States federal, state, local or foreign income, profits, estimated gross receipts, windfall profits, environmental (including taxes under Section 59A of the Code), severance, property, intangible property, occupation, production, sales, use, license, excise, emergency excise, franchise, capital gains, capital stock, employment, withholding, social security (or similar), disability, transfer, registration, stamp, payroll, goods and services, value added, alternative or add-on minimum tax, estimated, or any other tax, custom, duty or governmental fee, or other like assessment or charge of any kind whatsoever, together with any interest, penalties, fines, related liabilities or additions to tax they may become payable in respect therefore imposed by any Governmental Authority, whether disputed or not.

                  "Termination Fee" is defined in Section 8.03(b).

                  "Third Party" means a Person (or group of Persons) other than Recapitalization Merger Sub or its Affiliates.

                  "Underwater Options" is defined in Section 2.08(b).

                  "Voting, Sale and Retention Agreement" is defined in the seventh Whereas clause of this Agreement.

                  "WARN" means the Worker Adjustment and Retraining Notification Act of 1988.

                  "Year 2000 Compliant" is defined in Section 3.22(b).

                                    ARTICLE I

                            THE REORGANIZATION MERGER

                  Section 1.01. The Reorganization Merger.

                    (a) The Company has caused Kroll Holdings Inc., a Delaware corporation and a wholly owned subsidiary of the Company, to declare and pay a dividend of New Kroll Holdings Common Stock to the Company, such that the Company owns directly all of the issued and outstanding shares of New Kroll Holdings Common Stock, and Kroll Finance Company LLC will remain a wholly owned subsidiary of New Kroll Holdings, and Reorganization Merger Sub will remain a wholly owned subsidiary of Kroll Finance Company LLC.

                   (b) At the Reorganization Effective Time, and subject to and upon the terms and conditions of this Agreement and the OGCL, Reorganization Merger Sub shall be merged with and into the Company, the separate corporate existence of Reorganization Merger Sub shall cease, and the Company shall continue as the surviving corporation (hereinafter sometimes referred to as the "Surviving Operating Corporation") under its present name.

                  Section 1.02. Reorganization Effective Time. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 8.01, as promptly as practicable (and in any event within two Business Days) after the satisfaction or waiver of the conditions set forth in Article VII, the parties hereto shall cause the Reorganization Merger to be consummated by filing a certificate of merger as contemplated by the OGCL (the "Certificate of Reorganization Merger"), together with any required related certificates, with the Secretary of State of the State of Ohio, in such form as required by, and executed in accordance with the relevant provisions of, the OGCL. The Reorganization Merger shall become effective at the time of such filing or at such later time, which will be as soon as reasonably practicable, specified in the Certificate of Reorganization Merger (the "Reorganization Effective Time"). Prior to such filing, a closing shall be held at such time as may be agreed upon by Recapitalization Merger Sub and the Company, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, unless another place is agreed to in writing by the parties hereto, for the purpose of confirming the satisfaction or waiver, as the case may be, of the conditions set forth in Article VII. The date of such closing is referred to herein as the "Reorganization Closing Date".

                  Section 1.03. Effect of the Reorganization Merger. At the Reorganization Effective Time, the effect of the Reorganization Merger shall be as provided in this Agreement, the Certificate of Reorganization Merger and the applicable provisions of the OGCL. Without limiting the generality of the foregoing, and subject thereto, at the Reorganization Effective Time (i) the Surviving Operating Corporation shall possess all assets and property of every description, and every interest in the assets and property, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as a private nature, of each of Reorganization Merger Sub and the Company and all obligations belonging to or due to Reorganization Merger Sub or the Company, all of which shall be vested in the Surviving Operating Corporation without any further act or deed; and (ii) the Surviving Operating Corporation shall be liable for all the obligations of Reorganization Merger Sub and the Company, including liability to holders of Dissenting Shares.

                  Section 1.04. Articles of Incorporation; Code of Regulations.

                  (a) Articles of Incorporation. Except as provided in Section 6.05(a), unless otherwise determined by Reorganization Merger Sub prior to the Reorganization Effective Time, at the Reorganization Effective Time, the Articles of Incorporation of the Company, as in effect immediately prior to the Reorganization Effective Time, shall be the Articles of Incorporation of the Surviving Operating Corporation until thereafter amended as provided by the OGCL and such Articles of Incorporation.

                  (b) Code of Regulations. Except as provided in Section 6.05(a), the Code of Regulations of the Company, as in effect immediately prior to the Reorganization Effective Time, shall be the Code of Regulations of the Surviving Operating Corporation until thereafter amended as provided by the OGCL, the Articles of Incorporation of the Surviving Operating Corporation and such Code of Regulations.

                  Section 1.05. Directors and Officers. (a) The directors of Reorganization Merger Sub immediately prior to the Reorganization Effective Time shall be the initial directors of the Surviving Operating Corporation, each to hold office in accordance with the Articles of Incorporation and Code of Regulations of the Surviving Operating Corporation, and the officers of the Company immediately prior to the Reorganization Effective Time shall be the initial officers of the Surviving Operating Corporation, in each case until their respective successors are duly elected or until their earlier resignation, removal from office or death.

                  (b) At the Reorganization Effective Time, each director of any company that is a Kroll Party or a Subsidiary of a Kroll Party who is not also a director of Reorganization Merger Sub shall resign all such directorships and the directors of Recapitalization Merger Sub shall become additional directors or managers, as the case may be, of such Kroll Parties and their Subsidiaries.

                  Section 1.06. Effect on Securities, Etc. At the Reorganization Effective Time, by virtue of the Reorganization Merger and without any action on the part of Reorganization Merger Sub, the Company or the holders of any securities of the Company:

                  (a) Conversion of Securities. Each share of Company Common Stock (other than any such shares to be cancelled pursuant to Section 1.06(b) and other than Dissenting Shares) issued and outstanding immediately prior to the Reorganization Effective Time will be converted into one fully paid and nonassessable share of New Kroll Holdings Common Stock. Each share of Reorganization Merger Sub Common Stock issued and outstanding immediately prior to the Reorganization Effective Time will be converted into one fully paid and nonassessable share of Surviving Operating Corporation Common Stock.

                  (b) Cancellation. Each share of Company Common Stock held in the treasury of the Company and each share of Company Common Stock owned by Reorganization Merger Sub or any direct or indirect wholly-owned Subsidiary of the Company immediately prior to the Reorganization Effective Time shall cease to be outstanding and shall be canceled and retired, without payment of any consideration therefor, and cease to exist.

                  Section 1.07. Dissenting Shares. (a) Notwithstanding any provision of this Agreement to the contrary, any shares of Company Common Stock issued and outstanding immediately prior to the Reorganization Effective Time, and held by a holder who has the right to demand payment for and an appraisal of such shares in accordance with Sections 1701.84 and 1701.85 of the OGCL (or any successor provision), who perfects his demand for the fair cash value of his shares of Company Common Stock in accordance with the OGCL and, as of the Reorganization Effective Time has neither effectively withdrawn nor lost his right to make such demand (such shares of Company Common Stock, the "Dissenting Shares"), shall not be converted into or represent a right to receive the shares of New Kroll Holdings Common Stock pursuant to Section 1.06(a), but the holder thereof shall be entitled to only such rights as are granted by the OGCL.

                  (b) Notwithstanding the provisions of Section 1.07(a), if any holder of Dissenting Shares shall effectively withdraw or lose (through failure to perfect or otherwise) his right to make such demand, then as of the Reorganization Effective Time or the occurrence of such event, whichever occurs later, such dissenting holder's shares of Company Common Stock shall automatically be converted into and represent only the right to receive the shares of New Kroll Holdings Common Stock as provided in Section 1.06(a), or, to the extent the Recapitalization Merger has been consummated, the Cash Merger Consideration as provided in Section 2.06 without interest thereon, upon surrender of the certificate or certificates representing such shares.

                  (c) The Company shall give Recapitalization Merger Sub (i) prompt notice of any written demands for appraisal or payment of the fair cash value of any shares of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the OGCL received by the Company after the date hereof and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal or the payment of the fair cash value of any such shares under the OGCL. The Company shall not voluntarily make any payment with respect to any demands for appraisal or the payment of the fair cash value of any shares and shall not, except with the prior written consent of Recapitalization Merger Sub, settle or offer to settle any such demands.

                  SECTION 1.08. Treatment of Company Options. Upon and as of the Reorganization Effective Time and in connection with the Reorganization Merger, each option to purchase shares of Company Common Stock (each, a "Company Stock Option") granted under the Company's stock option plans or any other stock plan or agreement of the Company, each warrant to purchase shares of Company Common Stock (each, a "Company Warrant") and each other right to purchase shares of Company Common Stock (each a "Company Right" and, together with the Company Stock Options and the Company Warrants, the "Company Options") shall be converted into an equivalent option (each a "New Kroll Holdings Stock Option"), warrant (each, a "New Kroll Holdings Warrant") and right (each, a "New Kroll Holdings Right" and, together with the New Kroll Holdings Stock Options and New Kroll Holdings Warrants, "New Kroll Holdings Options"), respectively, to purchase, on the same terms and conditions (including any unsatisfied vesting conditions) mutatis mutandis, shares of New Kroll Holdings Common Stock that the holder of such Company Options would have been entitled to receive had such Company Option been exercised prior to the Reorganization Effective Time. The Company and New Kroll Holdings agree to take all corporate and other action as shall be necessary to effectuate the foregoing, and the Company shall use its commercially reasonable efforts to obtain, if required, the consent of each holder of a Company Option as shall be necessary to effectuate the foregoing, subject to Section 5.01(q).

                                   ARTICLE II

                           THE RECAPITALIZATION MERGER

                  Section  2.01.  The   Recapitalization   Merger.  (a)  At  the
Recapitalization Effective Time, and subject to and upon the terms and conditions of this Agreement and the DGCL, Recapitalization Merger Sub shall be merged with and into New Kroll Holdings, the separate corporate existence of Recapitalization Merger Sub shall cease, and New Kroll Holdings shall continue as the surviving corporation (hereinafter sometimes referred to as the "Surviving Holding Corporation") under the name "Kroll-O'Gara Holdings, Inc."

                  Section 2.02. Recapitalization Effective Time. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 8.01, as promptly as practicable (and in any event within two Business Days) after the satisfaction or waiver of the conditions set forth in Article VII, the parties hereto shall cause the Recapitalization Merger to be consummated by filing a certificate of merger as contemplated by the DGCL (the "Certificate of Recapitalization Merger"), together with any required related certificates, with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL. The Recapitalization Merger shall become effective at the time of such filing or at such later time, which will be as soon as reasonably practicable, specified in the Certificate of Recapitalization Merger (the "Recapitalization Effective Time"). Prior to such filing, a closing (the "Recapitalization Closing") shall be held at such time as may be agreed upon by Recapitalization Merger Sub and the Company, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, unless another place is agreed to in writing by the parties hereto, for the purpose of confirming the satisfaction or waiver, as the case may be, of the conditions set forth in Article VII. The date of such closing is referred to herein as the "Recapitalization Closing Date".

                  Section 2.03. Effect of the Recapitalization Merger. At the Recapitalization Effective Time, the effect of the Recapitalization Merger shall be as provided in this Agreement, the Certificate of Recapitalization Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Recapitalization Effective Time (i) the Surviving Holding Corporation shall possess all rights, privileges, powers and franchises, both public and private, and all of the property, real, personal, and mixed of each of New Kroll Holdings and Recapitalization Merger Sub and all obligations belonging to or due to Recapitalization Merger Sub or New Kroll Holdings, all of which shall be vested in the Surviving Holding Corporation without any further act or deed; and (ii) the Surviving Holding Corporation shall be liable for all the obligations of Recapitalization Merger Sub and New Kroll Holdings.

                  Section 2.04.     Certificate of Incorporation; By-laws.

                  (a) Certificate of Incorporation. Unless otherwise determined by Recapitalization Merger Sub prior to the Recapitalization Effective Time, at the Recapitalization Effective Time, the Certificate of Incorporation of New Kroll Holdings, as in effect immediately prior to the Recapitalization Effective Time, shall be amended and restated so as to read in its entirety in the form thereof set forth in Exhibit A and shall be the Certificate of Incorporation of the Surviving Holding Corporation until thereafter amended as provided by the DGCL and such Certificate of Incorporation; provided that the Certificate of Incorporation shall conform in all respects to the requirements of Section 6.05(a); and provided further that without the prior written consent of the Special Committee, which consent shall not be unreasonably withheld, Recapitalization Merger Sub shall not make any change or amendment to Sections C, D, E, F or G of Article Fourth of Exhibit A.

                  (b) By-Laws. The By-laws of Recapitalization Merger Sub, as in effect immediately prior to the Recapitalization Effective Time, shall be the By-laws of the Surviving Holding Corporation until thereafter amended as provided in its Certificate of Incorporation and by the DGCL, and such By-laws shall conform in all respects to the requirements of Section 6.05(a).

                  Section 2.05. Directors and Officers. The directors of Recapitalization Merger Sub immediately prior to the Recapitalization Effective Time shall be the initial directors of the Surviving Holding Corporation, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Holding Corporation, and the officers of New Kroll Holdings immediately prior to the Recapitalization Effective Time shall be the initial officers of the Surviving Holding Corporation, in each case until their respective successors are duly elected or until their earlier resignation, removal from office or death.

                  Section 2.06. Effect on Securities, Etc. At the Recapitalization Effective Time, by virtue of the Recapitalization Merger and without any action on the part of Recapitalization Merger Sub, New Kroll Holdings or the holders of any securities of New Kroll Holdings:

                  (a) Conversion of Common Stock of Recapitalization Merger Sub. All shares of common stock of Recapitalization Merger Sub, par value $0.01 per share ("Recapitalization Merger Sub Common Stock"), issued and outstanding immediately prior to the Recapitalization Effective Time shall be converted into an aggregate number of validly issued, fully paid and nonassessable shares of New Kroll Holdings Common Stock equal to the quotient obtained by dividing (i) the amount of cash contributed to the capital of Recapitalization Merger Sub immediately prior to or concurrently with the consummation of the Recapitalization Merger by (ii) the amount of Cash Merger Consideration per share.

                  (b) Non-Conversion of Certain Shares of New Kroll Holdings Common Stock. Each share of New Kroll Holdings Common Stock outstanding immediately prior to the Recapitalization Effective Time that is then owned by either BCP LLC or the Retaining Shareholders as "Retained Shares" in accordance with the Voting, Sale and Retention Agreement shall not be converted and shall not be otherwise affected by the Recapitalization Merger and shall remain outstanding as one share of New Kroll Holdings Common Stock following the Recapitalization Effective Time.

                  (c) Conversion of Series A Conversion Shares. Each issued and outstanding share of New Kroll Holdings Common Stock that is identified as a "Series A Conversion Share" in the Voting, Sale and Retention Agreement shall be converted into the right to receive .018 of a fully paid and nonassessable share of 13% Cumulative Participating Preferred Stock, Series A (the "Series A Preferred Stock"), of New Kroll Holdings (the "Series A Merger Consideration").

                  (d) Conversion of Series C and D Conversion Shares. Each issued and outstanding share of New Kroll Holdings Common Stock that is identified as a "Series C-D Conversion Share" in the Voting, Sale and Retention Agreement shall be converted into the right to receive .009 of a fully paid and nonassessable share of 9% Cumulative Participating Preferred Stock, Series C (the "Series C Preferred Stock"), of New Kroll Holdings and .009 of a fully paid and nonassessable share of 9% Cumulative Participating Preferred Stock, Series D (the "Series D Preferred Stock"; the Series C Preferred Stock and the Series D Preferred Stock are referred to herein as the "Series C-D Merger Consideration").

                  (e) Conversion of All Other New Kroll Holdings Common Stock. Each issued and outstanding share of New Kroll Holdings Common Stock outstanding immediately prior to the Recapitalization Effective Time (other than Recapitalization Dissenting Shares and those shares identified in clauses (b),
(c) and (d) of this Section 2.06 and such shares held by New Kroll Holdings or any Subsidiary of New Kroll Holdings) shall be converted into the right to receive $18 in cash (the "Cash Merger Consideration" and, together with the Series A Merger Consideration and the Series C-D Merger Consideration, the "Recapitalization Merger Consideration").

                  (f) Cancellation. Each share of New Kroll Holdings Common Stock held in the treasury of New Kroll Holdings and each share of New Kroll Holdings Common Stock owned by Recapitalization Merger Sub or any direct or indirect wholly-owned Subsidiary of New Kroll Holdings immediately prior to the Recapitalization Effective Time shall cease to be outstanding and shall be cancelled and retired without payment of any consideration therefor, and cease to exist.

                  SECTION 2.07. Dissenting Shares. (a) Notwithstanding any provision of this Agreement to the contrary, any shares of New Kroll Holdings Common Stock issued and outstanding immediately prior to the Recapitalization Effective Time, and held by a holder who has the right to demand payment for and any appraisal of such shares in accordance with Section 262 of the DGCL (or any successor provision), who perfects his demand for the appraisal of the fair value of his shares of New Kroll Holdings Common Stock in accordance with the DGCL and, as of the Recapitalization Effective Time, has neither effectively withdrawn nor lost his right to make such demand (such shares of New Kroll Holdings Common Stock, the "Recapitalization Dissenting Shares"), shall not be converted into or represent a right to receive the Recapitalization Merger Consideration pursuant to Section 2.06(e), but the holder thereof shall be entitled to only such rights as are granted by the DGCL.

                  (b) Notwithstanding the provisions of Section 2.07(a), if any holder of Recapitalization Dissenting Shares effectively withdraws or loses (through failure to perfect or otherwise) his right to make such demand, then as of the Recapitalization Effective Time or the occurrence of such event, whichever occurs later, such dissenting holder's shares of New Kroll Holdings Common Stock shall automatically be converted into and represent only the right to receive the Cash Merger Consideration as provided in Section 2.06(e) without interest thereon, upon surrender of the certificate or certificates representing such shares.

                  (c) The Company or New Kroll Holdings, as the case may be, shall give Recapitalization Merger Sub (i) prompt notice of any written demands for appraisal of the fair value of any shares of New Kroll Holdings Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL received by New Kroll Holdings after the date hereof and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal or the payment of the fair cash value of any such shares under the DGCL. New Kroll Holdings shall not voluntarily make any payment with respect to any demands for appraisal or the payment of the fair cash value of any shares and shall not, except with the prior written consent of Recapitalization Merger Sub, settle or offer to settle any such demands.

                  Section 2.08. Treatment of Options, Warrants and Other Rights.
(a) Each New Kroll Holdings Option which has an exercise price per share that is equal to or greater than the Cash Merger Consideration (the "Underwater Options") shall be cancelled as of the Recapitalization Effective Time without consideration. Except with respect to certain New Kroll Holdings Options held by certain management employees to be identified by Recapitalization Merger Sub prior to the Recapitalization Effective Time (the "Management Options"), each New Kroll Holdings Option (other than an Underwater Option) shall (A) become fully vested and exercisable as of the Recapitalization Effective Time, to the extent that it was not fully vested prior thereto, and (B) be cancelled by New Kroll Holdings and the holder thereof shall receive at the Recapitalization Effective Time or as soon as practicable thereafter from New Kroll Holdings in consideration for such cancellation an amount in cash equal to the product of
(a) the number of shares subject to such New Kroll Holdings Option and (b) the excess of the Cash Merger Consideration over the exercise price per share issuable upon exercise of such New Kroll Holdings Option, adjusted for applicable withholding taxes. Each of the Management Options (other than Underwater Options) shall continue to be held by such optionee pursuant to its existing terms and conditions (including any unsatisfied vesting conditions). Recapitalization Merger Sub and the Company agree to take all corporate or other action as shall be necessary to effectuate the foregoing, and the Company shall use its commercially reasonable efforts to obtain, if required, prior to the Reorganization Closing Date, such consent of each holder of a New Kroll Holdings Option as shall be necessary to effectuate the foregoing.

                  (b) As soon as practicable following the Reorganization Effective Time, New Kroll Holdings shall provide to the record holders of New Kroll Holdings Options appropriate notice of such holders' rights thereunder.

                  Section  2.09.  Surrender of Shares of New Kroll Common Stock.
(a) Prior to the Recapitalization Effective Time, Recapitalization Merger Sub shall appoint a bank or trust company which is reasonably satisfactory to New Kroll Holdings and Recapitalization Merger Sub to act as the exchange agent (the "Exchange Agent") for the payment of the Recapitalization Merger Consideration. All of the fees and expenses of the Exchange Agent shall be borne by the Surviving Holding Corporation.

                  (b) Recapitalization Merger Sub shall, at or prior to the Recapitalization Effective Time, provide the Exchange Agent with the full amount of the Cash Merger Consideration, in immediately available funds, and New Kroll Holdings shall deliver to the Exchange Agent a sufficient number of certificates representing shares of Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock necessary to pay the Series A Merger Consideration and the Series C-D Merger Consideration for all of the shares of New Kroll Holdings Common Stock entitled to the same pursuant to Sections 2.06(c) and 2.06(d), respectively. The Exchange Agent shall invest the Cash Merger Consideration as directed by New Kroll Holdings or the Surviving Holding Corporation, as the case may be, on a daily basis. Any interest and other income resulting from such investments shall be paid to the Surviving Holding Corporation.

                  (c) Promptly following the Recapitalization Effective Time, the Surviving Holding Corporation shall instruct the Exchange Agent to mail, no later than two Business Days after the Recapitalization Effective Time, to each holder of record of a certificate representing shares of New Kroll Holdings Common Stock converted upon the Recapitalization Merger pursuant to Section 2.06(c), (d) or (e), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon delivery of the certificates to the Exchange Agent and shall be in such form and have such other provisions as Recapitalization Merger Sub or the Surviving Holding Corporation may reasonably specify) and (ii) instructions for use in effecting the surrender of the certificates. The Exchange Agent shall accept such certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. Each holder of a certificate or certificates representing shares of New Kroll Holdings Common Stock converted upon the Recapitalization Merger pursuant to Section 2.06(c), (d) or (e) may thereafter surrender such certificate or certificates to the Exchange Agent, as agent for such holder, to effect the surrender of such certificate or certificates on such holder's behalf for a period ending six months after the Recapitalization Effective Time. Upon the due surrender of certificates representing shares of New Kroll Holdings Common Stock that have been converted into the right to receive the Recapitalization Merger Consideration, the Surviving Holding Corporation shall cause the Exchange Agent to pay the holder of such certificates in exchange therefor the applicable Recapitalization Merger Consideration multiplied by the number of shares of New Kroll Holdings Common Stock represented by such certificate that have been so converted. Until so surrendered, each such certificate (other than certificates representing Retained Shares and shares of New Kroll Holdings Common Stock held by BCP LLC) shall represent solely the right to receive the applicable Recapitalization Merger Consideration relating thereto.

                  (d) If payment of the Recapitalization Merger Consideration in respect of converted shares of New Kroll Holdings Common Stock is to be made to a Person other than the Person in whose name a surrendered certificate is registered, it shall be a condition to such payment that the certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such payment shall have paid any transfer and other taxes required by reason of such payment in a name other than that of the registered holder of the certificate or instrument surrendered or shall have established to the satisfaction of the Surviving Holding Corporation or the Exchange Agent that such tax either has been paid or is not payable.

                  (e) At and after the Recapitalization Effective Time, no further transfer of shares of New Kroll Holdings Common Stock which have been converted pursuant to this Agreement into Recapitalization Merger Consideration shall be made, other than transfers of shares of New Kroll Holdings Common Stock that have occurred prior to the Recapitalization Effective Time. In the event that, after the Recapitalization Effective Time, certificates representing shares of New Kroll Holdings Common Stock which have been converted pursuant to this Agreement into Recapitalization Merger Consideration are presented to the Surviving Holding Corporation, they shall be cancelled and exchanged for the Recapitalization Merger Consideration provided in Section 2.06.

                  (f) The Cash Merger Consideration paid in the Recapitalization Merger shall be net to the holder of shares of New Kroll Holdings Common Stock without interest thereon, and shall be subject to reduction only for any applicable United States federal or other back-up withholding or stock transfer taxes payable by such holder.

                  (g) Promptly  following the date which is six months after the
Recapitalization Effective Time, the Exchange Agent shall deliver to the Surviving Holding Corporation all cash, certificates and other documents in its possession relating to the transactions contemplated hereby, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a certificate representing shares of New Kroll Holdings Common Stock (other than Retained
Shares and shares of New Kroll Holdings Common Stock held by BCP LLC) may surrender such certificate to the Surviving Holding Corporation and (subject to any applicable abandoned property, escheat or similar law) receive in consideration therefor the aggregate Recapitalization Merger Consideration relating thereto, without any interest thereon.

                  (h) None of Recapitalization Merger Sub, the Surviving Holding Corporation or the Exchange Agent shall be liable to any holder of shares of New Kroll Holdings Common Stock for any cash or securities delivered to a public official pursuant to any abandoned property, escheat or similar law, rule, regulation, statute, order, judgment or decree.

                  Section 2.10. Lost, Stolen or Destroyed Certificates. In the event any certificates representing shares of New Kroll Holdings Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall deliver the Cash Merger Consideration, the Series A Merger Consideration or the Series C-D Merger Consideration pursuant to Section 2.06, as the case may be, in exchange for such lost, stolen or destroyed certificates upon the making of an affidavit of that fact by the holder thereof; provided, however, that the Surviving Holding Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver an indemnity against any claim that may be made against the Surviving Holding Corporation or the Exchange Agent with respect to the certificates alleged to have been lost, stolen or destroyed.

                  Section 2.11. Further Action. If, at any time after the Recapitalization Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to put the Surviving Holding Corporation in possession of all assets and property of every description and every interest, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of New Kroll Holdings and Recapitalization Merger Sub, the Persons who were officers and directors of New Kroll Holdings and Recapitalization Merger Sub immediately prior to the Recapitalization Effective Time are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  Except as set forth in the written disclosure schedule previously delivered by the Company to Recapitalization Merger Sub (the "Company Disclosure Schedule") or the Company SEC Reports filed prior to the date hereof, the Company for itself and for the Subsidiaries set forth below hereby represents and warrants to Recapitalization Merger Sub as follows:

                  Section 3.01. Organization and Qualification; Subsidiaries. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and (with respect to U.S. Subsidiaries) in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority necessary to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed as a foreign corporation to do business, and (with respect to U.S. Subsidiaries) are in good standing, in each jurisdiction where the character of its properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have a Material Adverse Effect. Section 3.01 of the Company Disclosure Schedule sets forth a list of all Subsidiaries of the Company together with the jurisdiction of incorporation of each such Subsidiary and the percentage of each such
Subsidiary's outstanding capital stock owned by the Company or another Subsidiary of the Company.

                  Section 3.02. Articles of Incorporation and Code of Regulations. The Company has heretofore made available to Recapitalization Merger Sub a complete and correct copy of its Articles of Incorporation and Code of Regulations as amended through the date hereof (the "Company Charter Documents"), and has heretofore made available to Recapitalization Merger Sub, the Articles of Incorporation and Bylaws (or equivalent organizational documents) of each of its Significant Subsidiaries, New Kroll Holdings and Reorganization Merger Sub (the "Subsidiary Documents"). Such Company Charter Documents and Subsidiary Documents are in full force and effect and no other charter or organizational documents are applicable to or binding on the Company or its Significant Subsidiaries or New Kroll Holdings or Reorganization Merger Sub. None of the Company, any of its Significant Subsidiaries or Reorganization Merger Sub is in violation of any provision of its Articles of Incorporation, Code of Regulations or By-laws or equivalent organizational documents.

                  Section 3.03. Capitalization. (a) The authorized capital stock of the Company consists of 50,000,000 shares of Company Common Stock and 1,000,000 shares of Preferred Stock, $.01 par value ("Company Preferred Stock"). As of October 31, 1999, (i) 22,259,940 shares of Company Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable (excluding shares which are issued but not outstanding, none of which is entitled to vote) and were issued free of preemptive or similar rights,
(ii) no shares of Company Common Stock were held by Subsidiaries of the Company,
(iii) 1,899,980 shares of Company Common Stock were issuable upon the exercise of Company Options then outstanding, and (iv) no shares of Company Preferred Stock were issued and outstanding. Since October 31, 1999, the Company has not issued or reserved for issuance (i) any shares of capital stock or other voting securities of the Company, except as a result of the exercise of Stock Options outstanding at October 31, 1999 or (ii) any Stock Options. Since September 30, 1999, the Company has not declared or paid any dividend or distribution in respect of any of its capital stock and has not repurchased or redeemed any shares of capital stock, and its Board of Directors has not resolved to do any of the foregoing.

                   (b) Neither the Company nor any of its Subsidiaries owns any equity interest in any company or entity that is not a Subsidiary. All of the outstanding shares of capital stock of each of the Company's Subsidiaries are duly authorized, validly issued, fully-paid and nonassessable, and all such shares are owned by the Company or another Subsidiary of the Company, free and clear of all security interests, liens, claims, pledges, charges or other encumbrances of any nature whatsoever ("Liens").

                  (c) New Kroll Holdings is a wholly owned subsidiary of the Company as of the date hereof.

                  (d) Kroll Finance Company LLC is a single member limited liability company formed under the LLC Act and is a wholly owned subsidiary of New Kroll Holdings as of the date hereof.

                  (e) Reorganization Merger Sub is a wholly owned subsidiary of Kroll Finance Company LLC as of the date hereof.

                  (f) Section 3.03(f) of the Company Disclosure Schedule sets forth a complete and accurate list of all outstanding Company Options as of October 31, 1999, which list sets forth the name of the holders thereof, the exercise price thereof, the number of shares of Company Common Stock subject thereto and the expiration date thereof. Except as set forth in Section 3.01, this Section 3.03 or Section 3.11, as of October 31, 1999, there are no options, warrants or other rights, agreements, arrangements or commitments of any character binding on the Company or any of its Subsidiaries relating to the issued or unissued capital stock of the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue, sell, repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity interests in, the Company or any of its Subsidiaries.

                  (g) (i) As of the date hereof, the only outstanding indebtedness for borrowed money of the Company and its Subsidiaries is set forth in Section 3.03(g)(i) of the Company Disclosure Schedule. (ii) The outstanding indebtedness represented by or issued under each of (x) the outstanding Variable Rate Demand Economic Development Revenue Bonds, Series 1986, the Loan Agreement dated as of September 1, 1986 relating to O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership between County of Butler, Ohio and O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership and the related Amended and Restated Letter of Credit Agreement dated as of September 1, 1997 by and between O'Gara-Hess & Eisenhardt Armoring Company and Keybank National Association, (y) the Company's outstanding notes payable which are owed to various banks and former stockholders of the Company or companies acquired by the Company or its Subsidiaries and (z) the Amended and Restated Credit Agreement between the
Company and Keybank National Association dated as of June 25, 1999 may be prepaid, in each case, in full without penalty in accordance with the terms of such agreements and such agreements may be terminated without penalty. (iii) The $35 million aggregate principal amount of the Senior Notes due 2004 of the Company, which a predecessor of the Company issued pursuant to a Note Purchase Agreement dated as of May 30, 1997 (the "Note Purchase Agreement"), may be prepaid, at the option of the Company, at the Make-Whole Premium (as defined in the Note Purchase Agreement), which shall equal the amount set forth in Section 3.03(g)(ii) of the Company Disclosure Schedule, based on the assumption stated therein.

                  Section 3.04. Authority Relative to this Agreement. Each of the Kroll Parties has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of the Kroll Parties and the consummation by each of the Kroll Parties of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action other than the adoption of this Agreement by each of the Kroll Parties' shareholders in accordance with the OGCL or the DGCL, as the case may be, and the Kroll Documents, and no other corporate proceedings on the part of any of the Kroll Parties are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than the adoption of this Agreement by the Company's shareholders in accordance with the OGCL and DGCL, as the case may be, and, to the extent applicable, Chapter 1704 of the Ohio Revised Code ("Chapter 1704") and the Company Charter Documents and the filing and recordation of the appropriate documents with respect to the Merger in accordance with the OGCL and DGCL, as the case may be). The Board of Directors of each of the Kroll Parties has approved this Agreement and has resolved to recommend that its shareholders or stockholders, as the case may be, vote their shares in favor of the adoption of this Agreement. Each of the Kroll Parties, respectively, has been advised that all of its directors and executive officers intend to vote all of their shares in favor of the adoption of this Agreement. This Agreement has been duly and validly executed and delivered by each of the Kroll Parties and, assuming the due authorization, execution and delivery hereof by Recapitalization Merger Sub, constitutes the legal, valid and binding obligation of each of the Kroll Parties, enforceable against each of the Kroll Parties in accordance with its terms, except to the extent limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, or other laws affecting the rights of creditors generally, and to the extent that the availability of equitable remedies may be limited by equitable principles.

                  Section 3.05.     No Conflict; Required Filings and Consents.

                  (a) The  execution  and delivery of this  Agreement by each of the Kroll Parties do not, and the performance of this Agreement by each of the Kroll Parties will not, (i) conflict with or violate the Kroll Documents, (ii) assuming that all consents, approvals and authorizations contemplated by clauses
(i) and (iii) of subsection (b) of this Section 3.05 have been obtained and all filings described in such clauses have been made, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any of their respective material properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company's or any of its Subsidiaries' rights or alter the rights or obligations of any Third Party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or alteration of rights under or require the consent or approval of any Person under, or result in the creation of a Lien on any of the properties or assets of the Company or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, joint venture, limited liability or partnership agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective material properties is bound or affected, except, in the case of clauses (ii) and (iii) of this Section 3.05(a), for any conflict, violation, breach, default, impairment, right or lack of consent or approval that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or that would not reasonably be expected to prevent or materially delay the ability of the Company to consummate the Mergers and the transactions contemplated by this Agreement.

                  (b) The execution and delivery of this Agreement by each of the Kroll Parties does not, and the performance of this Agreement by each of the Kroll Parties will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Federal, state or local court or governmental or regulatory authority or agency, domestic or foreign (each, a "Governmental Authority"), except (i) consents, approvals, authorizations or permits, filings and notifications set forth in Section 3.05(b) of the Company Disclosure Schedule, (ii) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not prevent or materially delay consummation of the Mergers, or otherwise prevent or materially delay any of the Kroll Parties from performing its material obligations under this Agreement, or would not otherwise, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) consents, approvals, authorizations, permits, filings or notifications which have heretofore been obtained or made, as the case may be, by the Company and are in full force and effect. The consummation of the Mergers and the other transactions contemplated hereby will not result in the lapse of any Company Permits (as defined below) or the breach of any authorization or right to use any license, Company Permit or other right that the Company or any of its Subsidiaries has from a Third Party, except where such lapse or breach, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  Section 3.06. Compliance; Permits. (a) Neither the Company nor any of its Subsidiaries has in the last four years failed to comply with, or has been in the last four years in breach of or is in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any of their respective material properties is bound or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or any of their respective material properties is bound, except, in the case of clauses (i) and (ii), for any such noncompliance, breach, conflict, default or violation which has been waived or which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has in the last four years received notice of (x) any violation of the Foreign Corrupt Practices Act (the "FCPA") or (y) any material breach of the Company's and its Subsidiaries' policies regarding the FCPA by any employees or agents of the Company or its Subsidiaries. This Section 3.06(a) shall not apply to matters relating to (i) employee benefits, which are covered by Section 3.11, (ii) labor, which are covered by Section 3.12, (iii) Taxes, which are covered by Section 3.17, (iv) Environmental Laws, which are covered by Section 3.18, and (v) privacy, which are covered by Section 3.21.

                  (b) The Company and its Subsidiaries hold all domestic and foreign permits, licenses, easements, variances, exemptions, consents, certificates, orders and approvals from Governmental Authorities which are material to the operation of the business of the Company and its Subsidiaries taken as a whole as it is now being conducted (collectively, the "Company Permits"), except where the failure to hold such Company Permits, individually or in the aggregate, would not reasonably be expected, to have a Material Adverse Effect.

                  Section 3.07. SEC Filings; Financial Statements. (a) The Company has filed all forms, reports and documents required to be filed with the SEC since January 1, 1998 (all forms, reports and documents filed by the Company with the SEC since January 1, 1998, are referred to herein as the "Company SEC Reports"). No Subsidiary of the Company is required to file any form, report, statement, schedule, registration statement or other document with the SEC. The Company SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations thereunder, each as in effect on the date so filed or amended, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) Each of the audited and unaudited consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports as well as the draft dated November 13, 1999 of the Company's unaudited financial statements for the quarter ended September 30, 1999, which has previously been delivered to Recapitalization Merger Sub were prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or in the Company SEC Reports), and each fairly presents the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments and do not contain all of the footnote disclosures required by GAAP.

                  Section 3.08. Absence of Certain Changes or Events. Since December 31, 1998, the Company and its Subsidiaries have conducted business in the ordinary course and there has not occurred: (i) any event, development or circumstance constituting, individually or in the aggregate, a Material Adverse Effect; (ii) any amendment or change in the Company Charter Documents; (iii) any damage to, destruction or loss of any asset of the Company (whether or not covered by insurance) that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; (iv) any material change by the Company in its accounting methods, principles or practices (other than changes required by GAAP after the date of this Agreement; (v) other than in the ordinary course of business, any sale of a material amount of assets of the Company; or (vi) any material tax election, any material change in method of accounting with respect to Taxes or any compromise or settlement of any proceeding with respect to any material Tax liability.

                  Section 3.09. No Undisclosed Liabilities. As of December 31, 1998, neither the Company nor any of its Subsidiaries had any liabilities, contingent or otherwise, except liabilities (a) adequately provided for in the Company's audited balance sheet (including any related notes thereto) as of December 31, 1998 included in the Company's Annual Report of Form 10-K for the year ended December 31, 1998 (the "1998 Balance Sheet"), or (b) that, had they been known to the Company at the time of the preparation of the 1998 Balance Sheet, would not have been required under GAAP to be reflected on the 1998 Balance Sheet or disclosed in the notes thereto. Since December 31, 1998, the Company and its Subsidiaries have only incurred liabilities (w) as set forth in the Company SEC Reports filed prior to the date hereof, (x) in the ordinary course of business consistent with past practice, or
(y) in connection with this Agreement or the Merger or the other transactions contemplated hereby (including the financing contemplated by the Financing Letters) and which, in the case of clause (x) of this Section 3.09 individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  Section 3.10. Absence of Litigation. Except for any action, suit or proceeding challenging the transactions contemplated by this Agreement or seeking to delay or prevent the consummation of either of the Mergers, this Agreement or the transactions contemplated thereby and hereby, there are no suits, claims, actions, proceedings or investigations pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, or against or involving any properties or rights of the Company or any of its Subsidiaries, which is reasonably likely, individually or in the aggregate, to result in a Material Adverse Effect. Section 3.10 of the Company Disclosure Schedule sets forth as of the date of this Agreement the suits, claims, actions, proceedings and investigations pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries which if adversely determined would result in a liability to the Company in excess of $250,000. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree, determination or award having, or which, insofar as can be reasonably foreseen in the future, would reasonably be expected to have a Material Adverse Effect or would prevent or delay the consummation of the transactions contemplated by this Agreement and the Mergers. To the Knowledge of the Company, no officer or director of the Company or any of its Subsidiaries has been served with or otherwise has written notice of a written complaint naming such officer or director as a defendant in any litigation commenced by shareholders of the Company or any of its Subsidiaries with respect to the performance of his or her duties as an officer and/or director of the Company or any of its Subsidiaries under any federal or state law (including litigation under federal and state securities laws) except for litigation relating to or arising out of this Agreement and the transactions contemplated hereby. There exist no indemnification agreements with any of the directors and officers of the Company or its Subsidiaries with respect to any suits, claims, proceedings or investigations pending, or to the best Knowledge of the Company, threatened against such directors or officers except as contained in the charter and code of regulations, or by-laws, as the case may be, of the Company and its Subsidiaries, as the case may be.

                  Section 3.11. Employee Benefit Plans; Employment Agreements.

                  (a) The Company has made available to Recapitalization Merger Sub copies of each of its Company Employee Plans and Section 3.11 of the Company Disclosure Schedule sets forth a list of each such Company Employee Plan. "Company Employee Plan" shall mean any "employee benefit plan" as defined in
Section 3(3) of ERISA and any other plan, policy, program, practice, agreement, understanding or arrangement providing benefits to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof), of the Company or any ERISA Affiliate, which are now, or were within the past six years, maintained by the Company or any ERISA Affiliate, or under which the Company or any ERISA Affiliate has any obligation or liability, including all employment, severance, retirement, incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medical, disability, or stock-based compensation plans, policies, programs, practices, agreements, understandings or arrangements. "ERISA Affiliate" shall mean any entity (whether or not incorporated) other than the Company that, together with the Company, is or was a member of (i) a controlled group of corporations within the meaning of
Section 414(b) of the Code; (ii) a group of trades or businesses under common control within the meaning of Section 414(c) of the Code; or (iii) an affiliated service group within the meaning of Section 414(m) of the Code.

                  (b) With respect to each Company Employee Plan, the Company has made available to Recapitalization Merger Sub, prior to the date hereof, true and complete copies of (i) plan instruments and amendments, summary plan descriptions, and summaries of material modifications (and written summaries of any unwritten Company Employee Plans or modifications to Company Employee Plans), (ii) to the extent annual reports on Form 5500 are required with respect to any Company Employee Plan, the most recent annual report and attached schedules for each Company Employee Plan as to which such report is required to be filed, and (iii) where applicable, the most recent notification or determination letter and actuarial reports.

                  (c) Neither the Company nor any ERISA Affiliate during the past six (6) years has maintained, contributed to or had an obligation to contribute to or maintain a Company Employee Plan subject to Title IV of ERISA (including, without limitation, any "multiemployer plan" as defined in Section 3(37) of ERISA) or to Section 412 of the Code. No Company Employee Plan is a "multiple employer plan" as described in Section 3(40) of ERISA or Section 413(c) of the Code. Neither the Company nor any ERISA Affiliate has incurred any withdrawal liability under Title IV of ERISA that remains unsatisfied.

                  (d) Each Company Employee Plan is and has been operated in all material respects in compliance with its terms and all applicable laws, except where failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The Company has made all contributions required to be made by it up to and including the date hereof with respect to each Company Employee Plan, except where failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  (e) (i) Each Company Employee Plan which is intended to be qualified within the meaning of Code Section 401(a) has received a favorable determination letter as to its qualification, and to the Knowledge of the Company nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; (ii) to the Knowledge of the Company, no event has occurred and no condition exists that would subject the Company or any of its Subsidiaries, either directly or by reason of their affiliation with an ERISA Affiliate to any tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable laws and regulations that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; (iii) for each Company Employee Plan with respect to which a Form 5500 has been filed, no material change has occurred with respect to the matters covered by the most recent Form 5500 since the date thereof that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; (iv) to the Company's Knowledge, no "prohibited transaction" (as such term is defined in ERISA section 406 and Code
Section 4975) or  "accumulated  funding  deficiency" (as such term is defined in

ERISA Section 302 and Code Section 412 (whether or not waived)) has occurred with respect to any Company Employee Plan that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and
(v) no Company Employee Plan provides retiree welfare benefits and neither the Company nor any of its Subsidiaries has any obligation to provide any retiree welfare benefits other than as required by Section 4980B of the Code that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and neither the Company nor any ERISA Affiliate has engaged in, or is a successor or parent corporation to any entity that has engaged in, a transaction described in Section 4069 or 4212(c) of ERISA that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  (f) With respect to any Company Employee Plan, no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or, to the Knowledge of the Company, threatened, and to the Knowledge of the Company, no facts or circumstances exist that could reasonably be expected to give rise to any such actions, suits or claims.

                  (g) No Company Employee Plan exists that could result in the payment to any present or former employee of the Company or any of its Subsidiaries of any money or other property or accelerate or provide any other rights or benefits to any present or former employee of the Company or any of its Subsidiaries as a result of the consummation of the transactions contemplated by this Agreement or as a result of the termination of employment of any such employee within a specified period of time after such consummation, and there is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of the Company or any of its Subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to the terms of
Section 280G of the Code.

                  Section 3.12. Labor Matters. There are no strikes, slowdowns, work stoppages or lockouts pending or, to the Knowledge of the Company, threatened, between the Company or any of its Subsidiaries and any of their respective employees which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization. To the Knowledge of the Company, the Company and each of its Subsidiaries is in compliance with all applicable laws, agreements, contracts, and policies relating to employment, employment practices, wages, hours, and terms and conditions of employment except for failures so to comply, if any, that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in breach of any material collective bargaining agreement or other labor union contract applicable to Persons employed by the Company or its Subsidiaries which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  Section 3.13. Proxy Statement, Schedule 13E-3 and Form S-4. The information supplied or to be supplied by the Company for inclusion in (i) the proxy statement to be sent to the shareholders of the Company in connection with the meeting of the shareholders of the Company to consider the adoption of this Agreement (the "Company Shareholders Meeting") (such proxy statement as amended or supplemented is referred to herein as the "Proxy Statement") will not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Shareholders Meeting which has become untrue or misleading, (ii) the Statement on Schedule 13E-3 (such Statement, as amended or supplemented, is referred to herein as the "Schedule 13E-3"), to be filed by the Company concurrently with the filing of the Proxy Statement, will not, at the time it is first filed with the SEC, and at any time it is amended or supplemented and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) the Registration Statement on Form S-4 of New Kroll Holdings to be filed with the SEC, to the extent required, by New Kroll Holdings in connection with the issuance of New Kroll Holdings Common Stock following the Reorganization Merger (such registration statement, as amended or supplemented, the "Form S-4"), will not contain, at the time it is first filed with the SEC, and at any time it is amended and supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Proxy Statement, the Schedule 13E-3 and the Form S-4, if required, shall comply as to form in all material respects with the requirements of the Exchange Act. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by or on behalf of Recapitalization Merger Sub which is contained or incorporated by reference in, or furnished in connection with the preparation of, the Proxy Statement, the Schedule 13E-3 or the Form S-4, if required.

                  Section 3.14. Restrictions on Business Activities. To the Knowledge of the Company, there is no agreement, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries which has or would reasonably be expected to have the effect of prohibiting or impairing the conduct of business by the Company or any of its Subsidiaries as currently conducted by the Company or such Subsidiary, including agreements that expressly limit the ability of the Company or any of its Subsidiaries to compete in or conduct any line of business or compete with any Person in any geographic area or during any period of time, except for any prohibition or impairment as would, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect.

                  Section 3.15. Assets. (a) All material real property owned or leased by the Company or any of its Subsidiaries and all material tangible personal property owned or leased by the Company or any of its Subsidiaries is in sufficient condition to enable the Company and its Subsidiaries to conduct business as now being conducted, except where the failure of such property to be in such condition would not reasonably be expected to have a Material Adverse Effect.

                  (b) Except where the failure to have good and valid title would not interfere in any material respect with the conduct of the business of the Company and its Subsidiaries as currently conducted, the Company and its Subsidiaries have good and valid title to all of the (i) real property and interests in real property indicated as being owned by the Company and its Subsidiaries in the financial statements included in the Company SEC Reports, except for properties sold or otherwise disposed of in the ordinary course of business (the "Owned Properties"), and (ii) leasehold estates in all leased real properties that are material to conduct the operation of the Company's and its Subsidiaries' business taken as a whole, except leasehold interests (the "Leased Properties"; the Owned Properties and Leased Properties being sometimes referred to herein as the "Real Properties") terminated in the ordinary course of business, in each case free and clear of all Liens, easements, covenants and rights of way, except for (i) Liens in connection with the acquisition of such Real Properties set forth in Section 3.15(b)(i) of the Company Disclosure Schedule, (ii) Liens on property being leased pursuant to Leases which are capitalized lease obligations set forth in Section 3.15(b)(ii) of the Company Disclosure Schedule, (iii) Liens for current Taxes which are not delinquent, or are being contested in good faith, (iv) mechanics', workers', materialmen's and other like Liens arising in the ordinary course of business, and (v) zoning ordinances, rights of way, easements, licenses, reservations, covenants, conditions or restrictions on the use of any of the Real Properties which do not, individually or in the aggregate, materially interfere with the use of such real property.

                  (c) No consent or approval is required to be obtained under any agreement by which the Company or any of its Subsidiaries has obtained a leasehold interest in any Leased Property (each such agreement a "Lease"), and no right of termination shall arise under any Lease nor does any landlord have the right to increase the rent payable under any Lease, in each case in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except to the extent that any of the foregoing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  (d) Neither the Company nor any of its Subsidiaries is obligated under or bound by any option, right of first refusal, purchase contract, or other contractual right to sell or dispose of any Owned Property or any portions thereof or interests therein which property, portions and interests, either individually or in the aggregate, are material to the Company.

                  Section 3.16. Material Contract Defaults. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is, or has received any notice that any other party is, in default or unable to perform in any respect under any material contracts, agreements, commitments, arrangements, Leases, licenses, policies or other instruments to which it or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound ("Material Contracts"), except for those defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default, except for those defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The Company is not a party to any Material Contract that is required to be disclosed as an exhibit to the SEC Documents in accordance with the rules and regulations of the SEC that has not been so disclosed. To the Knowledge of the Company, the Company has not received notice of the termination of, or intent to terminate any contract, purchase order or delivery order, except for such notices which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and except for termination of any such contract, purchase order or delivery order in accordance with its terms.

                  Section 3.17. Taxes. The reserves for Taxes as shown on the 1998 Balance Sheet are sufficient for the payment of all accrued but unpaid Taxes of the Company and each of its Subsidiaries, for all periods ending on or prior to December 31, 1998. All Tax Returns required to be filed by the Company and its Subsidiaries have been filed when due in accordance with all applicable laws. To the Knowledge of the Company, all such Tax Returns were correct and complete as filed in all material respects in accordance with all applicable laws. All Taxes shown to be due on such Tax Returns have been timely paid, withheld or remitted to the appropriate taxing authority, the Company has made adequate provision in accordance with GAAP for all Taxes not yet due and payable and, to the Knowledge of the Company, there is no audit, dispute, claim, action, proceeding or investigation pending or threatened with respect to any such Tax Returns or any Taxes shown thereon. Neither the Company nor any of its Subsidiaries has received any written notice of any deficiency with respect to the payment of any Taxes. Neither the Company nor its Subsidiaries are party to, bound by or have any obligation under, any tax sharing agreement or similar contract or arrangement or any agreement that obligates it to make any payment computed by reference to the Taxes, taxable income or taxable losses of any other person. There are no Liens with respect to Taxes on any of the assets or properties of the Company or any of its Subsidiaries other than with respect to Taxes not yet due and payable. There is no contract, agreement, plan or arrangement by the Company or any of its Subsidiaries covering any person that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible by the Company or any of its Subsidiaries by reason of Section 280G or Section 162(m) of the Code. The Company and its Subsidiaries (i) are not, and have not been, a member of an affiliated group filing a consolidated federal income Tax Return other than a group the common parent of which is the Company, and (ii) have no liability for the Taxes of any Person under Treasury Regulation 1.1502-6 (or any similar provision of state, local or foreign law), or as a transferee or successor, by contract or otherwise.

                  Section 3.18. Environmental Matters. (a) Except as would not reasonably be expected to result in a Material Adverse Effect, to the Knowledge of the Company: (i) the Company and each of its Subsidiaries are in compliance with all applicable Environmental Laws, and during all applicable statute of limitations periods have complied with all applicable Environmental Laws; (ii) neither the Company nor any of its Subsidiaries has, nor would reasonably be expected to have, any obligation to undertake any Remedial Activity, at any property owned or leased by any of them or at any other property; (iii) based on current production levels and current production methods, and production levels and methods reasonably anticipated as of the date hereof, there are no events, conditions, practices or plans of the Company or any of its Subsidiaries, or legal requirements (in effect or reasonably anticipated) that would reasonably be expected, during the next five years, to prevent the Company or any of its Subsidiaries from or materially increase the burden on the Company or any of its Subsidiaries of, complying with all applicable Environmental Laws: and (iv) neither the Company nor any of its Subsidiaries has assumed or retained liability, whether by contract or operation of law, under any Environmental Law or with respect to any Materials of Environmental Concern.

                  (b)  To  the  Knowledge  of  the  Company,   the  Company  has
furnished, or made available to Recapitalization Merger Sub, or to its representatives, true and complete copies of all Environmental Reports in the possession or control of the Company or of its Subsidiaries, or fairly described to Recapitalization Merger Sub or to its representatives the contents of such reports, other than reports the contents of which address matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  Section 3.19. Brokers. None of the Company, its Subsidiaries or their respective officers or directors or the Special Committee has employed any broker, finder or financial advisor or otherwise incurred any liability for any brokerage fees, commissions or financial advisors' or finders' fees in connection with the transactions contemplated hereby, other than Bear, Stearns & Co. Inc. and J. Jeffrey Brausch & Company, the fees and expenses of which shall be borne by the Company. The Company has heretofore furnished to Recapitalization Merger Sub complete and correct copies of all agreements between the Company and its Subsidiaries and its financial advisors pursuant to which such firms would be entitled to any payment relating to the transactions contemplated by the Mergers and this Agreement.

                  Section 3.20. Intellectual Property. To the Knowledge of the Company, (i) the Company and its Subsidiaries own or have the right to use all Intellectual Property reasonably necessary for the conduct of the business of the Company and its Subsidiaries taken as a whole as currently conducted, except where the failure to own or possess rights in any such Company Intellectual Property, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; (ii) the Intellectual Property owned, held or used by the Company ("Company IP") is valid, enforceable and unexpired, and is free of all Liens, except where any such failure to be valid, enforceable, unexpired or free of Liens would not reasonably be expected to have a Material Adverse Effect; (iii) neither the Company nor any of its Subsidiaries has received any notice with respect to any alleged infringement or unlawful use by the Company or its Subsidiaries of any intangible property right owned or alleged to be owned by others and, to the Company's Knowledge, the Company IP does not infringe or otherwise impair the Intellectual Property of any Third Party which would reasonably be expected to have a Material Adverse Effect; (iv) the Company has taken reasonable steps to protect and maintain the Company IP;
(v) no party to a license, consent, royalty or other agreement concerning Company IP (a "Company IP License") is, or is alleged to be, in breach or default thereunder; and (vi) the transactions contemplated by this Agreement shall not impair the rights of the Company under any Company IP License, or cause any payments to be due thereunder.

                  Section 3.21. Privacy Rights. To the Knowledge of the Company, in the operation of its business, the Company does not itself, nor does it assist third parties to, violate the rights of any Person concerning confidential information or personal privacy, as provided under applicable international, foreign, U.S. and state laws, treaties, compacts or directives respecting wiretapping, eavesdropping, trespass, surveillance, invasion of privacy or the obtaining of personal information of any type (e.g., credit histories and motor vehicle records) in or via any media (e.g., photography, computerized databases or the Internet), except where the violations of such rights regarding confidential information or personal privacy, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  Section 3.22. Year 2000 Matters. (a) The disclosure under the heading "Year 2000 Issues" contained in the Company' quarterly report on Form 10-Q for the quarter ended June 30, 1999 is accurate in all material respects.

                  (b) The Company has taken reasonably necessary steps to ensure that no interruption of the services it provides will occur as a result of the Year 2000 issues. All computer hardware, software, databases, automated systems and other computer and telecommunications equipment owned or licensed by the Company or any of its Subsidiaries (collectively, "Systems"), and all products designed, manufactured, distributed or sold by the Company or any of the Subsidiaries ("Products"), can be used prior to, during and after the calendar year 2000 A.D., and will operate during each such time period, either on a stand-alone basis or by interacting or interoperating with third-party software (assuming such third-party software is Year 2000 Compliant), without error relating to the processing, calculating, comparing, sequencing or other use of date-related data (the foregoing ability, "Year 2000 Compliant"), except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  (c) With regard to any Systems or Products that are not Year 2000 Compliant, the Company has developed contingency plans to deal with any disruption of its business that might arise as a result of the Year 2000 problem ("Contingency Plans"). Such Contingency Plans provide either for (i) putting into place plans to modify such Systems or Products so that they will be Year 2000 Compliant, or (ii) replacing such Systems or Products with Year 2000 Compliant alternatives, in either case in a manner that is reasonably calculated to avoid any material disruption or harm to the business or operations of the Company or any of the Subsidiaries. The Company is actively pursuing the achievement of such Contingency Plans in a technically competent manner and has devoted adequate staffing and other reasonably necessary resources to implement the Contingency Plans.

                  Section 3.23. Insurance. Section 3.23 of the Company Disclosure Schedule contains a list of all material fire and casualty, general liability, business interruption and product liability and other insurance policies (collectively, "Insurance Policies") maintained by the Company or any of its Subsidiaries. Such policies are in effect as of the date of this Agreement. Such Insurance Policies are in such amounts and cover such risks as are reasonably adequate for the conduct of the business of the Company and its Subsidiaries as currently conducted and the value of their respective properties and assets on the date hereof.

                  Section 3.24. No Rights Plan. Neither the Company nor any of its Subsidiaries has any rights plan or similar preferred stock purchase plan or similar arrangement.

                  Section 3.25. Opinion of Financial Advisor. The Board of Directors of the Company and the Special Committee of the Board of Directors, which the Board of Directors specially formed for the purpose of reviewing the Mergers and the transactions contemplated by this Agreement (the "Special Committee") have received the written opinion of Bear Stearns & Co. Inc., financial advisor to the Special Committee and the Board of Directors, to the effect that in its opinion, as of the date of this Agreement, the Cash Merger Consideration to be received in the Recapitalization Merger by the holders of shares of New Kroll Holdings Common Stock (other than the Retaining Shareholders and Affiliates of New Kroll Holdings) is fair, from a financial point of view. A true and complete copy of such opinion has been delivered to Recapitalization Merger Sub.

                  Section 3.26. Special Committee and Board Recommendation. (a) The Special Committee has determined that the Mergers and the Cash Merger Consideration to be paid to the shareholders of New Kroll Holdings Common Stock in the Mergers are fair to and in the best interests of the shareholders of the Company and has approved and has recommended the approval of this Agreement to the Board of Directors of the Company. The Board of Directors of the Company, at a meeting duly called and held on November 14, 1999, has (i) determined that this Agreement and the transactions contemplated hereby, taken together, are fair to and in the best interests of the shareholders of the Company, (ii) resolved to recommend that the holders of the shares of Company Common Stock adopt this Agreement, and approve the Mergers and the transactions contemplated hereby and (iii) approved the Voting, Sale and Retention Agreement and the transactions contemplated thereby.

                  (b) By unanimous written consents, the Boards of Directors of New Kroll Holdings (in accordance with Section 141(f) of the DGCL) and Reorganization Merger Sub (in accordance with Section 1701.54 of the OGCL) have
(i) approved this Agreement and the transactions contemplated hereby (other than those related to the Requisite Financing) and (ii) declared the advisability thereof.

                  SECTION 3.27. Vote Required; State Takeover Statutes. Under the OGCL and the Company's Articles of Incorporation the affirmative vote at a special meeting at which a quorum is present of a majority of the voting power of the Company in the election of directors represented at such meeting in person or by proxy is the only vote required of the holders of any class or series of the Company's capital stock necessary to adopt this Agreement and to approve the Reorganization Merger, and the other transactions contemplated hereby.

                                   ARTICLE IV

          REPRESENTATIONS AND WARRANTIES OF RECAPITALIZATION MERGER SUB

                  Recapitalization Merger Sub hereby represents and warrants to the Kroll Parties as follows:

                  Section 4.01. Organization and Good Standing. Recapitalization Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power, authority and governmental approvals would not, individually or in the aggregate, reasonably be expected to prevent the consummation of the Recapitalization Merger.

                  SECTION 4.02. Capitalization. The authorized capital stock of the Recapitalization Merger Sub consists solely of 1,000 shares of
Recapitalization Merger Sub Common Stock, all of which such shares of Recapitalization Merger Sub Common Stock are validly issued and outstanding, fully paid and nonassessable and free of preemptive or similar rights. No shares of Recapitalization Merger Sub Common Stock are issuable upon the exercise or conversion of options, warrants or convertible securities of any kind.

                  Section 4.03. Authority Relative to this Agreement. Recapitalization Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including all necessary power and authority to obtain the financing necessary to pay the Cash Merger Consideration, fees and expenses and as may be required to consummate all of the other transactions contemplated by this Agreement and the Voting, Sale and Retention Agreement (the "Requisite Financing"). The execution and delivery of this Agreement by Recapitalization Merger Sub, and the consummation by Recapitalization Merger Sub of the transactions contemplated hereby, including the Requisite Financing, have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Recapitalization Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, including the Requisite Financing. This Agreement has been duly and validly executed and delivered by Recapitalization Merger Sub and, assuming the due authorization, execution and delivery hereof by the Kroll Parties, constitutes the legal, valid and binding obligation of Recapitalization Merger Sub, enforceable against Recapitalization Merger Sub in accordance with its terms, except to the extent limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws affecting the rights of creditors generally and to the extent that the availability of equitable remedies may be limited by equitable principles.

                  Section 4.04.     No Conflict; Required Filings and Consents.

                  (a) The execution and delivery of this Agreement by Recapitalization Merger Sub do not, and the performance of this Agreement by Recapitalization Merger Sub will not, (i) conflict with or violate the Certificate of Incorporation or By-laws or other governing instrument of Recapitalization Merger Sub, as the case may be, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) and (iii) of
Section 4.04(b) have been obtained and all filings described in such clauses have been made, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Recapitalization Merger Sub or by which Recapitalization Merger Sub or any of its material properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Recapitalization Merger Sub pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which Recapitalization Merger Sub is a party or by which Recapitalization Merger Sub or any of its material properties is bound or affected, except, in the case of clauses (ii) and (iii) of this Section 4.04(a), for any conflict, violation, breach, default, impairment or right that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  (b) The execution and delivery of this Agreement by Recapitalization Merger Sub do not, and the performance of this Agreement by Recapitalization Merger Sub will not, require any consent, approval, authorization or permit of, or filing with any Governmental

Authority, except (i) for (A) applicable requirements, if any, of the Exchange Act, Blue Sky Laws, the pre-merger notification requirements of the HSR Act, (B) filings and consents under any Non-U.S. Monopoly Laws, (C) filings and consents as may be required under any environmental, health or safety law or regulation pertaining to any notification, disclosure or required approval triggered by the Merger or the transactions contemplated by this Agreement, and (D) the filing and recordation of the appropriate documents with respect to the Recapitalization Merger in accordance with the DGCL, (ii) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not prevent or materially delay consummation of the Recapitalization Merger, or otherwise prevent or materially delay Recapitalization Merger Sub from performing its material obligations under this Agreement, or, individually or in the aggregate, would not otherwise reasonably be expected to have a Material Adverse Effect, or (iii) as to which any necessary consent, approval, authorization, permit, filing or notification has heretofore been obtained or made, as the case may be, by Recapitalization Merger Sub and is in full force and effect.

                  Section 4.05. Absence of Litigation. As of the date hereof, there are no claims, actions, suits, proceedings or investigations pending or, to the Knowledge of Recapitalization Merger Sub, threatened in writing against Recapitalization Merger Sub before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, which seeks to enjoin or otherwise challenges the consummation of the transactions contemplated hereby or would materially and adversely affect the ability of Recapitalization Merger Sub to timely consummate the transactions contemplated by this Agreement.

                  Section 4.06. Proxy Statement; Schedule 13E-3. The information supplied or to be supplied by or on behalf of Recapitalization Merger Sub for inclusion (i) in the Proxy Statement will not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Shareholders Meeting which has become untrue or misleading or (ii) the Schedule 13E-3, to be filed by the Company concurrently with the filing of the Proxy Statement, will not at the time it is first filed with the SEC, and at any time it is amended or supplemented and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, Recapitalization Merger Sub makes no representation or warranty with respect to any information supplied by the Company which is contained or incorporated by reference in, or furnished in connection with the preparation of, the Proxy Statement or the Schedule 13E-3.

                  Section 4.07. Brokers. None of Recapitalization Merger Sub or its officers or directors has employed any broker, finder or financial advisor or otherwise incurred any liability for any brokerage fees, commissions or financial advisors' or finders' fees in connection with the transactions contemplated hereby.

                  Section 4.08. Financing Arrangements. Recapitalization Merger Sub has delivered to the Special Committee and the Company complete and correct executed copies of letters (a) committing Blackstone Capital Partners III Merchant Banking Fund L.P. to contribute to BCP LLC cash equity in an aggregate amount equal to $224,000,000 less an amount equal to $18 times the aggregate number of (1) the Retained Shares (as defined in the Debt Financing Letter), and
(2) the number of Converted Shares (as defined in the Debt Financing Letter), as described below, plus an amount equal to the aggregate amount of the Transaction Costs (as defined in the Debt Financing Letter) (the "Equity Financing Letter"), subject to the terms and conditions stated therein, and (b) committing The Chase Manhattan Bank, subject to the terms and conditions stated therein, to provide senior debt financing to the Surviving Holding Corporation, consisting of a $75,000,000 term loan and a $125,000,000 revolving credit facility and to provide $150,000,000 of senior subordinated financing in connection with the Recapitalization Merger (the "Debt Financing Letter", and together with the Equity Commitment Letter, the "Financing Letters"), which Commitment Letters provide for all of the Requisite Financing, except as otherwise expressly provided by Section 8.03(c). As of the date hereof, the Commitment Letters provided to the Company are in full force and effect and have not been amended in any material respect.

                  Section 4.09. No Prior Activities of Recapitalization Merger Sub. Recapitalization Merger Sub was incorporated on November 9, 1999. Except in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, Recapitalization Merger Sub has no material properties or assets or incurred any obligation or liability and has not engaged in any business or activity of any type or kind whatsoever or entered into any agreement or arrangement with any Person. Recapitalization Merger Sub has no Subsidiaries.

                  Section 4.10. OGCL Section 1704.01. Other than by reason of this Agreement or the transactions contemplated hereby or by the Voting Sale and Retention Agreement, Recapitalization Merger Sub is not an "interested shareholder" of the Company, as that term is defined in Section 1704.01 of Chapter 1704.

                  SECTION 4.11. Recapitalization Treatment. As of the date hereof and based on information provided to it, Recapitalization Merger Sub is satisfied that, assuming consummation of the transactions contemplated by the Voting, Sale and Retention Agreement and assuming consummation of the Mergers in accordance with this Agreement, the Mergers should be able to be recorded as a recapitalization for financial reporting purposes in accordance with applicable generally accepted accounting principles and relevant requirements of the SEC.

                                    ARTICLE V

                     CONDUCT OF BUSINESS PENDING THE MERGERS

                  Section 5.01.  Conduct of Business by the Company  Pending the
Mergers. The Company covenants and agrees that, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement and the Recapitalization Effective Time, except as set forth in
Section 5.01 of the Company Disclosure Schedule, the Company shall conduct its business and shall cause the businesses of its Subsidiaries (including with respect to the collection of accounts receivable and the payment of accounts payable) to be conducted only in, and the Company and its Subsidiaries shall not take any action except in, the ordinary course of business consistent with past practice; and the Company shall use its commercially reasonable efforts to preserve substantially intact the business organization of the Company and its Subsidiaries, to keep available the services of the present officers, employees and consultants of the Company and its Subsidiaries and to preserve the present relationships of the Company and its Subsidiaries with customers, suppliers and other Persons with which the Company and its Subsidiaries have significant business relations. By way of amplification and not limitation, except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries shall, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement and the Recapitalization Effective Time, except as set forth in Section 5.01 of the Company Disclosure Schedule, directly or indirectly do, or propose or agree to do, any of the following without the prior written consent of Recapitalization Merger Sub:

                  (a)      amend or otherwise change the Kroll Documents;

                  (b) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest in the Company or any of its Subsidiaries (except for the issuance of shares of Company Common Stock issuable upon the exercise of Stock Options under the Company Stock Option Plans and Warrants outstanding on the date hereof);

                  (c) sell, pledge, dispose of, mortgage, otherwise encumber or subject to any Lien any assets of the Company or any of its Subsidiaries (except for (i) sales of inventory and receivables in the ordinary course of business consistent with past practice, (ii) dispositions of obsolete or worthless assets and (iii) sales of immaterial assets on an arms-length basis having a fair market value not in excess of $500,000 in the aggregate);

                  (d) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, except that a wholly-owned Subsidiary of the Company may declare and pay a dividend, or make advances, to its parent, except that neither the Company nor its Subsidiaries may declare or pay any intercompany cross border dividend, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) except as required by the terms of any security as in effect on the date hereof and set forth in Section 5.01(d) of the Company Disclosure Schedule, amend the terms or change the period of exercisability of, purchase, repurchase, redeem or otherwise acquire any of the Company's securities, including shares of Company Common Stock, or any option, warrant or right, directly or indirectly, to acquire any such securities, or (iv) settle, pay or discharge any claim, suit or other action brought or threatened against the Company with respect to or arising out of a shareholder equity interest in the Company;

                  (e) (i) (A) incur any indebtedness for borrowed money, except for borrowings and reborrowing not in excess of $3,000,000 and borrowings and reborrowings under the Company's existing credit facilities and intercompany indebtedness, (B) issue or sell any debt securities (except intercompany debt securities) or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, (C) make any loans, advances (other than to employees of and consultants to the Company for travel and other reasonable and customary expenses incurred in the ordinary course of business consistent with past practice) or capital contributions to, or investments in, any other Person, other than to the Company or any direct or indirect Subsidiary of the Company or
(D) assume, guarantee (other than guarantees of obligations of the Company's Subsidiaries entered into in the ordinary course of business consistent with past practice) or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person (other than obligations of Subsidiaries and the endorsements of negotiable instruments for collection in the ordinary course of business consistent with past practice), or (ii) enter into or materially amend any contract, agreement, commitment or arrangement to effect any of the transactions prohibited by this Section 5.01(e);

                  (f) except as set forth in Section 5.01(f) of the Company Disclosure Schedule, increase the compensation or severance payable or to become payable to its directors or executive officers or enter into any employment or severance agreement with any new management employee of the Company or any of its Subsidiaries, except for an agreement entered into in the ordinary course of business consistent with past practice and providing for annual base compensation not to exceed $250,000, or establish, adopt, enter into or amend any collective bargaining agreement, Company Employee Plan, trust, fund, policy or arrangement for the benefit of any current or former director, officer or employee or any of their beneficiaries, except, in each case, as may be required by law or in the ordinary course of business consistent with past practice;

                  (g) take any action to change any of the accounting policies or procedures used by it (including procedures with respect to revenue recognition, payments of accounts payable and collection of accounts receivable), except as required by a change in GAAP occurring after the date hereof;

                  (h) make any material tax election or settle or compromise any United States federal, state, local or non-United States material tax liability, make or change any method of accounting with respect to any Tax, file any amended Tax Return with respect to any material Tax or settle or compromise any material federal, state, local or foreign Tax liability;

                  (i) pay, discharge or satisfy any claim, liability or obligation in excess of $50,000 in any individual case or $300,000 in the aggregate, other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in the financial statements contained in the Company SEC Reports filed prior to the date of this Agreement or incurred in the ordinary course of business;

                  (j) acquire or agree to acquire any assets, other than (i) inventory or supplies in the ordinary course of business consistent with past practice, (ii) active systems projects, (iii) furniture, fixtures and equipment on order, (iv) machinery and equipment on order, (v) trademark filings, (vi) information services group product development and (vii) capital expenditures not to exceed in the year 1999 the sum of $820,000 minus capital expenditures made during 1999 and $920,000 in the year 2000;

                  (k) pay, discharge or satisfy any material claims (including claims of shareholders), liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except for the payment, discharge or satisfaction of (x) liabilities or obligations in the ordinary course of business consistent with past practice or in accordance with their terms as in effect on the date hereof, (y) claims settled or compromised to the extent permitted by Section 5.01(i), or waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing material license, lease, contract or other document, other than in the ordinary course of business consistent with past practice or (z) the Notes;

                  (l)  adopt  a  plan  of  complete   or  partial   liquidation,
dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Mergers);

                  (m) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof;

                  (n) close, shut down or otherwise eliminate any of its facilities, except where such closure, shutdown or elimination is in the ordinary course of business consistent with past practice or is of a facility not material to the business or operations of the Company;

                  (o) amend or modify in any material respect or terminate any material existing IP License or Company IP License, execute any new IP License that would be material to the business of the Company and its Subsidiaries taken as a whole, sell, license or otherwise dispose of, in whole or in part, any material Company IP, and/or subject any material Company IP to any material Lien other than license for any software developed by the Information Security Group of the Company and other than any generally commercially available software;

                  (p) engage in any transaction with, or enter into any agreement, arrangement, or understanding with, directly or indirectly, any of the Company's Affiliates, including any transactions, agreements, arrangements or understandings with any Affiliate or other Person covered under Item 404 of SEC Regulation S-K that would be required to be disclosed under such Item 404 other than such transactions of the same general nature, scope and magnitude as are disclosed in the Company SEC Reports filed prior to the date of this Agreement;

                  (q) pay or spend any amount of money, directly or indirectly, in connection with the Company's agreement, pursuant to Sections 1.08 and 2.08, to obtain the consent of each holder of a Company Option as shall be necessary to effectuate the purposes of Sections 1.08 and 2.08; or

                  (r) authorize any of, or commit or agree to take any of, the foregoing actions.

                  Section 5.02. Changes in Employment Arrangements. Neither the Company nor any of its Subsidiaries shall adopt or amend (except as may be required by law) any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit or welfare of any employee, director or former director or employee or, other than increases for individuals (other than officers and directors) in the ordinary course of business consistent with past practice, increase the compensation or fringe benefits of any director, employee or former director or employee or pay any benefit not required by any existing plan, arrangement or agreement, except to the extent described in Section 5.02 of the Company Disclosure Schedule.

                  Section 5.03. Severance. Neither the Company nor any of its Subsidiaries shall terminate any employee listed on Schedule B, grant any new or modified severance or termination arrangement or increase or accelerate any benefits payable under its severance or termination pay policies in effect on the date hereof, except to the extent described in Section 5.03 of the Company Disclosure Schedule.

                  Section 5.04. WARN. Neither the Company nor any of its Subsidiaries shall effectuate a "plant closing" or "mass layoff", as those terms are defined in the Worker Adjustment and Retraining Notification Act of 1988 ("WARN"), affecting in whole or in part any site of employment, facility, operating unit or employee of the Company or any subsidiary, without notifying Recapitalization Merger Sub or its Affiliates in advance and without complying with the notice requirements and other provisions of WARN.

                  Section 5.05. No Solicitation. (a) The Company shall not, directly or indirectly, through any officer, director, employee, representative, advisor, Subsidiary or agent of the Company or any of its Subsidiaries, (i) solicit, initiate, encourage or take any action to knowingly facilitate (including by way of furnishing non-public information concerning the Company or any of its Subsidiaries) any inquiries, proposals or offers (whether or not in writing) from any Third Party regarding an Alternative Transaction (any of the foregoing inquiries, proposals or offers being referred to herein as an "Acquisition Proposal"), or (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing. Nothing contained in this Agreement shall prevent the Board of Directors of the Company from (A) furnishing information to a Third Party which has made an Acquisition Proposal that is reasonably likely to constitute a Superior Proposal not solicited in violation of this Agreement, or (B) subject to compliance with the other terms of this
Section 4.05, entering into or participating in discussions or negotiations concerning an Acquisition Proposal that is reasonably likely to constitute a Superior Proposal not solicited in violation of this Agreement; provided, however, that the Board of Directors shall have concluded in good faith, after receiving and considering the advice of its outside legal counsel, that failing to participate in such discussions or negotiations or furnishing such information is reasonably likely to cause the Board of Directors to be in breach of its fiduciary duties to the shareholders of the Company under the OGCL; provided, further, that prior to participating in any such discussions or negotiations or to furnishing any such information, the Company receives from such person an executed confidentiality agreement on terms that are not materially less favorable to the Company than the Confidentiality Letter, a copy of which shall be provided for informational purposes only to Recapitalization Merger Sub; and provided, further, that the Board of Directors shall not take any of the foregoing actions unless it provides Recapitalization Merger Sub with contemporaneous notice thereof.

                  (b) For purposes of this Agreement, a "Superior Proposal" means any of the transactions described in the definition of Alternative Transaction (with all of the percentages included in the definition of such term raised to 50% for purposes of this definition) with respect to which the Board of Directors of the Company shall have concluded in good faith, after considering the advice of its outside legal counsel and its financial advisor(s), (i) is reasonably capable of being completed; (ii) represents a financially superior transaction for the Company's shareholders (other than the Retaining Shareholders) to the Mergers and the transactions contemplated by this Agreement; and (iii) which would, if consummated, result in a transaction more favorable to the Company than the Mergers and the transactions contemplated by this Agreement after taking into account all pertinent factors deemed relevant by the Board of Directors under the laws of the State of Ohio.

                  (c) For purposes of this Agreement, an "Alternative Transaction" means any of (i) a transaction pursuant to which a Third Party acquires or would acquire more than fifteen percent (15%) of the outstanding shares of any class of equity securities of the Company or any of its Significant Subsidiaries, whether from the Company or pursuant to a tender offer or exchange offer or otherwise, (ii) a merger, consolidation, business combination, sale of substantially all assets, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its
Significant Subsidiaries, (iii) any transaction pursuant to which any Third Party acquires or would acquire control of assets (including for this purpose the outstanding equity securities of Significant Subsidiaries of the Company and securities of the entity surviving any merger or business combination involving any of the Company's Significant Subsidiaries) of the Company, or any of its Subsidiaries having a fair market value (as determined by the Board of Directors of the Company in good faith) equal to more than fifteen percent (15%) of the fair market value of, on a consolidated basis, the assets of the Company and its Subsidiaries immediately prior to such transaction, or (iv) any other transaction the consummation of which would or would reasonably be expected to impede, interfere with, prevent or materially delay either of the Mergers or which would or would reasonably be expected to materially dilute the benefits to Recapitalization Merger Sub of the transactions contemplated hereby.

                  (d) The Company shall promptly notify Recapitalization Merger Sub after receipt of any Acquisition Proposal, which notification shall include the terms and conditions of such Acquisition Proposal and the identity of the Person making it, or any material modification of or material amendment to any Acquisition Proposal (and the terms of such modification or amendment), or any request for information relating to the Company or any of its Subsidiaries in connection with an Acquisition Proposal or for access to the properties, books or records of the Company or any of its Subsidiaries by any Person that informs the Board of Directors of the Company or such Subsidiary that it is considering making, or has made, an Acquisition Proposal (including the identity of the Person requesting such information or access, as the case may be).

                  (e) Except as expressly permitted by this Section 5.05, neither the Board of Directors of the Company nor any committee thereof shall withdraw or modify in any manner adverse to Recapitalization Merger Sub, the recommendation by the Board of Directors of the adoption of this Agreement by the shareholders of the Company. Notwithstanding the foregoing, in the event that the Board of Directors receives an Acquisition Proposal and the Board of Directors determines in good faith, after consultation with its financial and legal advisors, that failure to do so is reasonably likely to cause the Board of Directors to be in breach of its fiduciary duties to the shareholders of the Company under the OGCL, the Board of Directors may (x) withdraw or modify in any manner adverse to Recapitalization Merger Sub, the recommendation by such Board of Directors of the adoption of this Agreement by the shareholders of the Company, or (y) subject to this Section 5.05(e), terminate this Agreement (and concurrently with or after such termination, if it so chooses, cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement (an "Acquisition Agreement"), but only after the third Business Day following Recapitalization Merger Sub's receipt of written notice advising Recapitalization Merger Sub that the Board of Directors is prepared to accept a Superior Proposal, and attaching the most current version of any such Superior Proposal or any draft of an Acquisition Agreement.

                  (f) Nothing contained in this Section 5.05 shall prohibit the Company from taking and disclosing to its shareholders a position, and making related filings with the SEC, as required by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to its shareholders if, in the good faith judgment of the Board of Directors, after consultation with outside counsel, failure to do so is reasonably likely to cause the Board of Directors to be in breach of its obligations under any applicable law, rule or regulation.

                  (g) The Company shall immediately cease, and shall cause any party acting on its behalf to cease, and cause to be terminated any existing discussions or negotiations with any Third Party conducted heretofore with respect to any of the foregoing and shall request any such parties in possession of confidential information about the Company or its Subsidiaries that was furnished by or on behalf of the Company or its Subsidiaries to return or destroy all such information in the possession of any such party or in the possession of any agent or advisor of any such party.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

                  Section 6.01. Proxy Statement, Schedule 13E-3 and Form S-4. As promptly as practicable after the execution of this Agreement, the Company shall prepare the Proxy Statement and the Schedule 13E-3, and New Kroll Holdings shall prepare and file with the SEC the Form S-4, to the extent required, in which the Proxy Statement will be included. Each of the Company, New Kroll Holdings and Recapitalization Merger Sub shall cooperate with each other in connection with the preparation of the Proxy Statement, the Schedule 13E-3 and the Form S-4, to the extent required, including, but not limited to, furnishing information required to be disclosed in the Proxy Statement, the Schedule 13E-3 and the Form S-4, to the extent required. The information provided and to be provided by Recapitalization Merger Sub, New Kroll Holdings and the Company, respectively, for use in (i) (x) the Form S-4, will, at the time the Form S-4 becomes effective and on the date of the Company Shareholders Meeting, and (y) the Proxy Statement will, at the time the Proxy Statement is filed with the SEC and on the date of the Company Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and the Company and Recapitalization Merger Sub each agree to correct any information provided by it for use in the Proxy Statement which shall have become untrue or misleading in any material respect and (ii) the Schedule 13E-3 to be filed with the SEC by the Company concurrently with the filing of the Proxy Statement will, at the time it is first filed with the SEC, and at any time it is amended or supplemented and at the time of the

Company Shareholders Meeting, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. New Kroll Holdings will use its reasonable efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing. The Company will promptly notify Recapitalization Merger Sub of the receipt of any comments from the SEC, of any request by the SEC for any amendment to the Proxy Statement, the Schedule 13E-3 or the Form S-4 or for additional information. The Company will permit Recapitalization Merger Sub to review and comment upon all filings with the SEC, including the Proxy Statement, the Schedule 13E-3 and the Form S-4 and any amendment thereto, and all mailings to the Company's shareholders in connection with the Reorganization Merger, including the Proxy Statement, shall be subject to the prior review and comment by Recapitalization Merger Sub. Each of the Company and New Kroll Holdings agrees to use its reasonable efforts, after consultation with Recapitalization Merger Sub, to respond as promptly as reasonably practicable to any comments made by the SEC with respect to the Proxy Statement, any preliminary version thereof filed by it and the Schedule 13E-3 (if required) and to cause the Proxy Statement to be mailed to the Company's shareholders at the earliest practicable time after the Form S-4 is declared effective under the Securities Act. For purposes of this Agreement, the Company and Recapitalization Merger Sub hereby agree that statements made and information in the Proxy Statement and the Schedule 13E-3 relating to the Federal income tax consequences of the transactions herein contemplated to holders of Company Common Stock that receive the shares of New Kroll Holdings Common Stock in the Reorganization Merger and Cash Merger Consideration in the Recapitalization Merger shall be deemed to be supplied by the Company and not by Recapitalization Merger Sub.

                  Section 6.02. Company Shareholders Meeting. The Company shall call the Company Shareholders Meeting as promptly as reasonably practicable for the purpose of voting upon the adoption of this Agreement and the approval of the transactions contemplated hereby and the Company shall use its reasonable efforts to hold the Company Shareholders Meeting as soon as reasonably practicable after the date on which the SEC declares the Form S-4 effective. Subject to Section 5.05(e), the Company, through its Board of Directors, will, as promptly as reasonably practicable following the date of this Agreement, recommend to its shareholders the adoption of this Agreement and the approval of the transactions contemplated hereby as set forth in Section 3.26(a) and shall solicit from its shareholders proxies in favor of the adoption of this Agreement and the transactions contemplated hereby and shall take such other reasonable actions that are necessary or advisable to secure the vote or consent of shareholders in favor of such adoption and approval. Any such recommendation, together with a copy of the opinion referred to in Section 3.25 shall be included in the Proxy Statement.

                  Section 6.03.  Access to  Information;  Confidentiality.  Upon
reasonable notice and subject to restrictions contained in confidentiality agreements to which the Company is subject (from which it shall use commercially reasonable efforts to be released), the Company shall (and shall cause its Subsidiaries to) (i) during the period after the execution and delivery of this Agreement and prior to the Recapitalization Effective Time, afford to the officers, employees, accountants, counsel and other representatives of Recapitalization Merger Sub reasonable access to its properties, books, contracts, commitments and records during normal business hours, and (ii) during such period, furnish promptly to Recapitalization Merger Sub all information concerning its business, properties and personnel as Recapitalization Merger Sub may reasonably request, and shall make available to Recapitalization Merger Sub for reasonable periods of time during normal business hours the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the Company's business, properties and personnel as Recapitalization Merger Sub may reasonably request. Recapitalization Merger Sub shall keep such information confidential in accordance with, and agrees to be bound by, the terms of the confidentiality letter, dated August 3, 1999 (the "Confidentiality Letter"), between BMP and Bear Stearns & Co. Inc. (on behalf of the Company).

                  Section 6.04. Consents; Approvals; Commercially Reasonable Efforts. (a) Each of the Company and Recapitalization Merger Sub shall use its commercially reasonable efforts to obtain all consents, waivers, approvals, authorizations or orders (including all consents, waivers, approvals, authorizations and orders from all Governmental Authorities or other Third Parties) and the Company and Recapitalization Merger Sub shall make all filings (including all filings with any Governmental Authority) required in connection with the authorization, execution and delivery of this Agreement by the Company and Recapitalization Merger Sub and the consummation by them of the transactions contemplated hereby. The Company and Recapitalization Merger Sub shall furnish all information required to be included in the Proxy Statement, the Schedule 13E-3, the Form S-4 or for any application or other filing to be made pursuant to the rules and regulations of any Governmental Authority in connection with the transactions contemplated by this Agreement. Each of the Company and Recapitalization Merger Sub shall make an appropriate filing of a notification and report form pursuant to the HSR Act with respect to the transactions contemplated hereby within ten Business Days after the date hereof and shall promptly supply any additional information that may be requested pursuant to the HSR Act. The Company and Recapitalization Merger Sub shall each use reasonable commercial efforts to obtain early termination of the waiting period under the HSR Act. In addition, the Company and Recapitalization Merger Sub shall each promptly make any other filing that may be required under any Non-US Monopoly Law or any other antitrust law or by any antitrust authority or any takeover laws of jurisdictions outside of the United States.

                  (b) It shall  be the sole  responsibility  and  obligation  of
Recapitalization Merger Sub and its Affiliates to obtain the Requisite Financing (except as provided in Section 8.03(c)), and none of the Company, any of its Subsidiaries or any of their respective current officers or directors shall have any liability or obligation with respect thereto, except for such obligations as the Company and its Subsidiaries undertake pursuant to documentation in connection with the Requisite Financing to be authorized and entered into following the Reorganization Merger. Subject to the preceding sentence, the Company agrees to provide, and will cause its Subsidiaries and its and their respective officers, employees and advisers (who shall incur no liability or obligation in doing so) to provide such cooperation as is reasonably necessary in connection with the arrangement of any financing to be consummated contemporaneously with or at or after the Closings in respect of the transactions contemplated by this Agreement, including (i) participation in meetings, due diligence sessions and road shows, (ii) the preparation of offering memoranda, private placement memoranda, prospectuses and similar documents, (iii) the execution and delivery of any commitment or financing letters, underwriting or placement agreements, pledge and security documents, other definitive financing documents, or other requested certificates or documents and comfort letters and consents of accountants as may be reasonably requested by Recapitalization Merger Sub and taking such other actions as are reasonably required to be taken by the Company in the Financing Letters; provided that it is expressly understood and agreed that the authorization and approval for all activities to be taken pursuant to this Section 6.04(b) and Section 6.04(c) shall be given by Recapitalization Merger Sub or by the board of directors of New Kroll Holdings and the board of directors of the Surviving Operating Company as such boards are constituted immediately following the Reorganization Effective Time. Recapitalization Merger Sub agrees that the payment of any fees by the Company in connection with any Financing Letters, other than pursuant to
Section 8.03, shall be subject to the occurrence of the Closings. In addition, in conjunction with the obtaining of any such financing, the Company agrees, at the reasonable request of Recapitalization Merger Sub, to call for prepayment or redemption, or to prepay, redeem and/or renegotiate, as the case may be, any then existing indebtedness of the Company; provided that no such prepayment or redemption shall themselves actually be made until contemporaneously with or after the Effective Time of the Merger.

                  (c) The Company shall cooperate with any reasonable requests of Recapitalization Merger Sub or the SEC relating to the recording of the Mergers as a recapitalization for financial reporting purposes, including to assist Recapitalization Merger Sub and its affiliates with any presentation to the SEC with regard to such recording and to include appropriate disclosure with regard to such recording in all filings with the SEC and all mailings to shareholders made in connection with either of the Mergers. In furtherance of the foregoing, the Company shall provide to Recapitalization Merger Sub for the prior review of Recapitalization Merger Sub's advisors, and Recapitalization Merger Sub shall provide to the Company for the prior review of the Company's advisors, any description of the transactions contemplated by this Agreement which is meant to be disseminated; provided that the Company shall always be permitted to make such public statements and disclosures as are required by law or the rules of any national securities exchange.

                  (d) Nothing in this Agreement shall be deemed to require the Company to agree to, or proffer to, divest or hold separate any assets or any portion of any business of the Company or any of its Subsidiaries.

                  Section 6.05. Indemnification and Insurance. (a)The Certificate of Incorporation and By-laws of the Surviving Holding Corporation shall contain the provisions with respect to indemnification set forth in the Amended and Restated Certificate of Incorporation, as set forth in the form thereof set forth in Exhibit A and the By-laws of New Kroll Holdings in the form thereof set forth in Exhibit B, which provisions shall not be amended, modified or otherwise repealed for a period of six years from the Recapitalization Effective Time in any manner that would adversely affect the rights thereunder as of the Reorganization Effective Time of individuals who at the Reorganization Effective Time were directors, officers, employees or agents (or former directors, officers, employees or agents) of the Company or any of its Affiliates or predecessors, unless such modification is required after the Recapitalization Effective Time by applicable law.

                  (b) The Surviving Holding Corporation shall, to the fullest extent permitted under applicable law or under the Surviving Holding
Corporation's Certificate of Incorporation or By-laws, indemnify and hold harmless, each present and former director or officer of the Company or any of its Subsidiaries and their respective estates, heirs, personal representatives successors and assigns (each, an "Indemnified Party", and collectively, the "Indemnified

Parties") against any costs or expenses (including reasonable fees and expenses of counsel) as incurred, judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, (collectively, an "Action") (x) arising out of or pertaining to the transactions contemplated by this Agreement, or (y) otherwise with respect to any acts or omissions occurring at or prior to the Recapitalization Effective Time, to the same extent as provided in the Company's Amended and Restated Articles of Incorporation or Code of Regulations or any applicable contract or agreement as in effect on the date hereof, in each case for a period of six years after the date hereof. In the event of any such Action, (whether arising before or after the Reorganization Effective Time) and subject to the specific terms of any indemnification contract, (i) any counsel retained by the Indemnified Parties for any period after the Recapitalization Effective Time shall be reasonably satisfactory to the Surviving Holding Corporation, (ii) after the Recapitalization Effective Time, the Surviving Holding Corporation shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received, and (iii) the Surviving Holding Corporation will cooperate in the defense of any such Action; provided, however, that in the event any claim or claims for indemnification are made within such six year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims; provided, further, that: (i) promptly after receipt by an Indemnified Party of notice of any such Action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Surviving Holding Corporation notify the Surviving Holding Corporation in writing of this claim or the commencement of that Action;
(ii) the Surviving Holding Corporation shall be entitled to participate in the defense of any such Action, and, to the extent it wishes, assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party or Indemnified Parties, as the case may be; (iii) the Surviving Holding Corporation shall not, in connection with any one such Action or separate but substantially similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties; provided that the Surviving Holding Corporation shall be liable for the reasonable fees and expenses of a maximum of three separate firms of attorneys only if there is an actual conflict of interest among (a) the directors who are members of the purchasing group, (b) the members of the Special Committee and (c) any other director or directors, such that one firm of attorneys is required to represent each of the parties set forth in clauses (a),
(b) and (c) of this proviso to avoid such actual conflict of interest; (iv) no Indemnified Party may settle any such Action, without the prior written consent of the Surviving Holding Corporation (which consent shall not be unreasonably withheld or delayed); and (v) the Surviving Holding Corporation shall not settle any such Action, unless the Indemnified Party that is subject of such action is fully released as a result thereof.

                  (c) The Surviving Holding Corporation shall honor and fulfill in all respects the obligations of the Company pursuant to indemnification agreements, if any, and employment agreements (the employee parties under such agreements being referred to as the "Officer Employees") with the Company's directors and officers existing at or before the Reorganization Effective Time.

                  (d) In addition, the Surviving Holding Corporation shall maintain in effect for six years from the Recapitalization Effective Time policies of directors' and officers' liability insurance containing terms and conditions which are not less advantageous than any such policies maintained by the Company prior to the Reorganization Effective Time (the "D&O Insurance"), with respect to matters occurring up to and including the Recapitalization Effective Time, to the extent available, and having the maximum available coverage under any such D&O Insurance policies; provided that (i) the Surviving Holding Corporation following the Recapitalization Merger shall not be required to spend in excess of 150% of the annual aggregate premiums currently paid by the Company for such insurance; provided, further, that if the Surviving Holding Corporation following the Recapitalization Merger would be required to spend in excess of such amount per year to obtain insurance having the maximum available coverage under the D&O Insurance policies, the Surviving Holding Corporation will be required to spend up to such amount to maintain or procure the maximum amount of such (or similar) coverage that is available at that cost and (ii) such policies may in the sole discretion of the Surviving Holding Corporation be one or more "tail" policies for all or any portion of the full six year period.

                  (e) This Section 6.05 shall survive the consummation of the Mergers, is intended to benefit the Indemnified Parties and the Officer Employees, shall be binding on all successors and assigns of the Surviving Holding Corporation and shall be enforceable by the Indemnified Parties.

                  Section 6.06. Notification of Certain Matters. The Company shall give prompt notice to Recapitalization Merger Sub, and Recapitalization Merger Sub shall give prompt notice to the Company, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would reasonably be expected to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect,
(ii) any failure of the Company or Recapitalization Merger Sub, as the case may be, to materially comply with or satisfy, or the occurrence or nonoccurrence of any event, the occurrence or nonoccurrence of which would reasonably be expected to cause the failure by such party to materially comply with or satisfy, any covenant, condition or agreement to be complied with or satisfied by it hereunder; (iii) any notice or other communication from any Third Party alleging that the consent of such Third Party is or may be required in connection with the transactions contemplated by this Agreement and (iv) the occurrence of any event, development or circumstance which would be reasonably likely to result in a Material Adverse Effect; provided, however, that the delivery of any notice pursuant to this Section 6.06 shall not limit or otherwise affect the remedies available hereunder to the party giving or receiving such notice; and provided further that the failure to give such notice shall not be a breach of covenant for the purposes of Section 7.02(b) or 7.03(b) or affect the rights and remedies of the party obligated to give any notice pursuant to clause (iii) of this
Section 6.06 unless the failure to give such notice results in material prejudice to the other party.

                  Section 6.07. Further Action. Upon the terms and subject to the conditions of this Agreement, each of the parties hereto shall use their respective reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement. Recapitalization Merger Sub shall use its commercially reasonable efforts to cause the financing contemplated by the Debt Financing Letter to be consummated.

                  Section 6.08. Public Announcements. Recapitalization Merger Sub and the Company shall consult with each other before issuing any press release or making any written public statement with respect to either of the Mergers, the Voting, Sale and Retention Agreement or this Agreement or the transactions contemplated thereby or hereby and shall not issue any such press release or make any such public statement without the prior consent of the other parties, which shall not be unreasonably withheld or delayed, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with the National Association of Securities Dealers, Inc. The parties agree that the initial press release or releases to be issued with respect to the transactions contemplated by this Agreement shall be mutually agreed upon prior to the issuance thereof.

                  Section 6.09. Conveyance Taxes. Recapitalization Merger Sub and the Company shall cooperate with each other in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees and any similar taxes which become payable in connection with the transactions contemplated hereby that are required or permitted to be filed on or before the Recapitalization Effective Time.

                  Section 6.10. Employee Plans and Benefits, etc. The Surviving Holding Corporation shall, for a period of at least two (2) years following the Recapitalization Effective Time, provide all employees of the Company who were employed immediately prior to the Recapitalization Effective Time and who continue to be employed during such two-year period, including those on vacation, pregnancy or parental leave or other leave of absence, disability or temporary layoff (the "Employees") employee benefits under plans, programs and arrangements which are no less favorable in the aggregate than those provided pursuant to Company Employee Plans (other than equity-based plans) to Employees immediately prior to the Effective Time. Each benefit plan of the Surviving Holding Corporation shall provide each Employee who was a participant under a comparable Company Employee Plan in effect immediately prior to the Recapitalization Effective Time with: (i) credit for all service with the Company or any Subsidiary of the Company prior to the Recapitalization Effective Time for all purposes for which such service was recognized under a comparable Company Employee Plan in effect immediately prior to the Recapitalization Effective Time, including eligibility and vesting (including acceleration thereof pursuant to the terms of the applicable Company Employee Plan), including under any plans providing vacation or severance benefits (provided, however, that no credit shall be given for service that would result in duplication of benefits under any such benefit plan); (ii) waiver of any and all pre-existing condition limitations (to the extent such limitations did not apply to a pre-existing condition under a comparable Company Employee Plans in effect immediately prior to the Recapitalization Effective Time) and eligibility waiting periods under any group health plans with respect to such participant and his or her eligible dependents; and (iii) credit towards any deductibles, co-payments and similar exclusions for expenses incurred with respect to each Employee prior to the Recapitalization Effective Time. Prior to the Recapitalization Effective Time, the Company shall, and thereafter, as appropriate, the Surviving Holding Corporation shall take all such actions as shall be necessary to effectuate the provisions of Section 1.06(c) hereof.

                  Section 6.11. Disposition of Litigation. Subject to Section 5.05, the Company will consult with Recapitalization Merger Sub with respect to any Action by any Third Party to restrain or prohibit or otherwise oppose the Mergers and will resist any such effort to restrain or prohibit or otherwise oppose the Mergers. Recapitalization Merger Sub may participate in (but not control) the defense of any shareholder litigation against the Company and its directors relating to the transactions contemplated by this Agreement at Recapitalization Merger Sub's sole cost and expense.

                  Section 6.12. Stop Transfer Order. The Company acknowledges the provisions of the Voting, Sale and Retention Agreement with respect to transfers of record ownership of Shares and agrees to notify the Company's transfer agent that there is a stop transfer order with respect to all of the Subject Shares (as defined in the Voting, Sale and Retention Agreement) and agrees not to take any action that would violate the provisions of the Voting, Sale and Retention Agreement.

                  Section 6.13. Confidentiality Agreement. Without the prior written consent of Recapitalization Merger Sub, neither the Company nor any Subsidiary of the Company will waive or fail to enforce any provision of any confidentiality or similar agreement which the Company has entered into since July 1, 1999 in connection with a business combination relating to the Company.

                                   ARTICLE VII

                            CONDITIONS TO THE MERGERS

                  Section 7.01. Conditions to Obligation of Each of the Parties to Effect the Mergers. The respective obligations of each party to effect the Mergers shall be subject to the satisfaction at or prior to the Reorganization Effective Time of the following conditions:

                  (a) Shareholder Adoption of Merger Agreement. This Agreement shall have been adopted and the Reorganization Merger and the other transactions contemplated hereby shall have been approved by the requisite shareholder vote under applicable law and the Company's Articles of Incorporation;

                  (b)  Antitrust.   All  waiting   periods   applicable  to  the
consummation of the Mergers under the HSR Act shall have expired or been terminated, and all clearances and approvals required to be obtained in respect of the Mergers prior to the Reorganization Effective Time under any Non-U.S. Monopoly Laws shall have been obtained, except where the failure to have obtained any such clearances or approvals with respect to any Non-U.S. Monopoly Laws would not reasonably be expected to have a Material Adverse Effect on the Kroll Parties or Reorganization Merger Sub;

                  (c)  Injunction.  There  shall not be in effect any  judgment, decree or order of any Governmental Authority or court of competent jurisdiction, or any other legal restraint or prohibition preventing the consummation of either of the Mergers, that prohibits or makes illegal consummation of either of the Mergers, provided, however, that the parties hereto shall use their reasonable commercial efforts to have any such judgment, decree or order or other legal restraint vacated; and

                  (d) Illegality. No statute, rule, regulation or order shall be enacted, entered, enforced or deemed applicable to the Mergers which makes the consummation of the Mergers illegal.

                  Section 7.02. Additional Conditions to Obligations of Recapitalization Merger Sub. The obligations of Recapitalization Merger Sub to effect the Recapitalization Merger are also subject to the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Kroll Parties as to themselves and the Company as to its other Subsidiaries contained in this Agreement shall be true and correct (without for this purpose giving effect to qualifications of materiality contained in such representations and warranties) on and as of the Recapitalization Effective Time, with the same force and effect as if made on and as of the
Recapitalization Effective Time, except (i) for those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date) and (ii) where the failure of such representations or warranties, individually or collectively, to be true and correct would not be reasonably likely to result in a Material Adverse Effect, and Recapitalization Merger Sub shall have received a certificate of the Company to such effect signed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer;

                  (b) Agreements and Covenants. The Kroll Parties shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Recapitalization Effective Time, and Recapitalization Merger Sub shall have received a certificate to such effect signed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer;

                  (c) Consents Obtained. The licenses, permits, qualifications, consents, waivers, approvals, authorizations set forth on Schedule A shall have been obtained and made by the Company, except where the failure to receive such licenses, permits, qualifications, consents, waivers, approvals, authorizations or orders, individually or in the aggregate with all other such failures, would not reasonably be expected to have a Material Adverse Effect on the Kroll Parties or Recapitalization Merger Sub;

                  (d) Financing. The financing contemplated by the Debt Financing Letter with respect to The Chase Manhattan Bank credit facility shall have been completed on substantially the terms and conditions identified in such Debt Financing Letter;

                  (e) Recapitalization. Recapitalization Merger Sub shall be reasonably satisfied that the Mergers will be able to be recorded as a recapitalization for financial reporting purposes in accordance with applicable generally accepted accounting principle and relevant requirements of the SEC; and

                  (f) Consummation of the Reorganization Merger. The Reorganization Merger, and the transactions contemplated by this Agreement relating thereto, shall have been consummated in accordance with the terms of this Agreement and the OGCL.

                  Section 7.03. Additional Conditions to Obligation of the Kroll Parties. The obligation of the Kroll Parties to effect the Mergers is also subject to the following conditions:

                  (a) Representations and Warranties. The representations and warranties of Recapitalization Merger Sub contained in this Agreement shall be true and correct in all respects (without for this purpose giving effect to qualifications of materiality contained in such representations and warranties) on and as of the Reorganization Effective Time, with the same force and effect as if made on and as of the Reorganization Effective Time, except for those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date) and the Company shall have received certificates to such effect signed on behalf of Recapitalization Merger Sub by an authorized officer of Recapitalization Merger Sub;

                  (b) Agreements and Covenants. Recapitalization Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Reorganization Effective Time, and the Company shall have received certificates to such effect signed on behalf of Recapitalization Merger Sub by an authorized officer of Recapitalization Merger Sub; and

                  (c) Financing. The Requisite Financing is reasonably expected by the Company to be available simultaneously with the consummation of the Mergers.

                                  ARTICLE VIII

                                   TERMINATION

                  Section 8.01. Termination. This Agreement may be terminated and the Mergers may be abandoned, in each case, at any time prior to the Reorganization Effective Time, notwithstanding adoption thereof by the shareholders of the Company:

                  (a) by mutual written consent of Recapitalization Merger Sub and the Company, in each case duly authorized by the Boards of Directors or a duly authorized committee thereof; or

                  (b) by either Recapitalization Merger Sub or the Company if the Mergers shall not have been consummated by April 30, 2000; provided, however, that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any party whose breach of one or more representations and warranties or failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Mergers to be consummated on or prior to such date (it being understood that any such breach or failure by any of the Kroll Parties shall be attributed to all of them for purposes of this paragraph); or

                  (c) by either Recapitalization Merger Sub or the Company if a court of competent jurisdiction or Governmental Authority shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action having the effect of permanently restraining, enjoining or otherwise prohibiting either of the Mergers; or

                  (d) by either Recapitalization Merger Sub or the Company if the shareholders of the Company shall vote against adoption of this Agreement at the Company Shareholders Meeting; or

                  (e) by Recapitalization Merger Sub, if, whether or not permitted to do so by this Agreement, the Board of Directors of the Company or the Company shall (x) (i) withdraw, modify or change its approval or recommendation of this Agreement or the Mergers in a manner adverse to Recapitalization Merger Sub, (ii) approve or recommend to the shareholders of the Company an Alternative Transaction (other than by Recapitalization Merger Sub or its Affiliates); or (iii) approve or recommend that the shareholders of the Company tender their shares in any tender or exchange offer that is an Alternative Transaction (other than by Recapitalization Merger Sub or its Affiliates) or not recommend rejection thereof, (y) take any position or make any disclosures to the Company's shareholders permitted pursuant to Section 5.05(f) which has the effect of any of the foregoing or (z), in the case of the Board of Directors or any duly authorized committee thereof, resolve to do any of the foregoing;

                  (f) by the Company, in accordance with Section 5.05(e) prior to the Mergers, provided that the Company has complied with the provisions of
Section 5.05; and provided further that any such termination will not be effective unless the Termination Fee pursuant to Section 8.03 shall have been paid concurrently with such termination; or

                  (g) (i) by the Company, if Recapitalization Merger Sub breaches any of its representations, warranties, covenants or agreements contained in this Agreement the result of which breach is reasonably likely to materially adversely affect Recapitalization Merger Sub's ability to consummate the Recapitalization Merger and, with respect to any such breach that is reasonably capable of being remedied, the breach is not remedied within 30 days after the Company has furnished Recapitalization Merger Sub with written notice of such breach or (ii) by Recapitalization Merger Sub, if the Company breaches any of its representations, warranties, covenants or agreements contained in this Agreement which would have a Material Adverse Effect or which is reasonably likely to result in a failure of the condition in Section 7.02(a) or 7.02(b) to be satisfied and, with respect to any such breach that is reasonably capable of being remedied, the breach is not remedied within 30 days after Recapitalization Merger Sub has furnished the Company with written notice of such breach.

                  Section 8.02. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or any of their respective Affiliates, directors, officers or shareholders, except that (i) the Company or Recapitalization Merger Sub may have liability as set forth in Section 8.03, and (ii) nothing herein shall relieve the Company or Recapitalization Merger Sub from liability for any willful breach of this Agreement.

                  Section 8.03. Expenses; Termination Fee. (a) The Company shall (provided that Recapitalization Merger Sub is not then in material breach of its obligations under this Agreement) promptly following the termination of this Agreement in accordance with Section 8.01(d), but in no event later than one Business Day following written notice thereof, together with reasonable supporting documentation, reimburse BMP in an aggregate amount of up to $1 million, for all of its out-of-pocket expenses and fees (including fees payable to all banks, investment banking firms and other financial institutions, and their respective agents and counsel, and all fees of counsel, accountants, financial printers, experts and consultants to Recapitalization Merger Sub and its Affiliates), whether incurred prior to, concurrently with or after the execution of this Agreement, in connection with the Mergers and the consummation of all transactions contemplated by this Agreement, the Voting, Sale and Retention Agreement and the financing of the transactions contemplated hereby (collectively, the "Expenses").

                  (b) In the event that this Agreement is terminated by Recapitalization Merger Sub pursuant to Section 8.01(e) or by the Company pursuant to Section 8.01(f), the Company shall pay to BMP by wire transfer of immediately available funds to an account designated by BMP on the next Business Day following such termination an amount equal to $13 million (the "Termination Fee").

                  (c) If all of the following events have occurred:

                           (i) an  Acquisition  Proposal is commenced,  publicly
                  disclosed, publicly proposed or otherwise communicated to the Company at any time on or after the date of this Agreement and prior to the termination of this Agreement and thereafter the Company terminates this Agreement pursuant to Section 8.01(b) or Section 8.01(d); and

                           (ii) thereafter,  within twelve months of the date of
                  such termination, the Company enters into a definitive agreement with respect to, or consummates, any such Acquisition Proposal and the consideration to be received by the shareholders of the Company upon consummation of such Acquisition Proposal is valued in excess of $18 per share of Company Common Stock;

then, the Company shall pay to BMP an amount equal to the Termination Fee, less any amount previously paid or due to BMP pursuant to paragraph (a) of this
Section 8.03 in respect of Expenses.

                  (d) Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby whether or not the Mergers are consummated.

                                   ARTICLE IX

                               GENERAL PROVISIONS

                  Section 9.01. Effectiveness of Representations, Warranties and Agreements. (a) The representations, warranties, covenants and agreements in this Agreement and in any certificate delivered at the Closing pursuant hereto shall terminate at the Recapitalization Effective Time or upon the termination of this Agreement pursuant to Section 8.01, as the case may be, except that the covenants and agreements set forth in Article I, Article II and Section 6.05 and any other covenant or agreement in this Agreement which contemplates performance after the Recapitalization Effective Time shall survive the Recapitalization Effective Time for the time periods specified therein or, if not so specified, indefinitely and those set forth in Section 8.03 shall survive any termination indefinitely. The Confidentiality Letter shall survive termination of this Agreement.

                  (b) Any disclosure made with reference to one or more Sections of the Company Disclosure Schedule shall be deemed disclosed with respect to each other section therein as to which such disclosure is relevant provided that such relevance is reasonably apparent. Disclosure of any matter in the Company Disclosure Schedule shall not be deemed an admission that such matter is material.

                  Section 9.02. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address, Person's attention or telecopy number for a party as shall be specified by like notice):

                  (a)      If to Recapitalization Merger Sub:

                                   c/o Blackstone Management Partners III L.L.C. 345 Park Avenue
                                   Floor 31
                                   New York, New York  10154
                                   Attention:  Robert L. Friedman
                                   Facsimile No.:  (212) 583-5704

                  With a copy to:

                                   Simpson Thacher & Bartlett
                                   425 Lexington Avenue
                                   New York, New York  10017
                                   Attention:  Wilson S. Neely, Esq.
                                   Facsimile No.:  (212) 455- 2502

                  (b)      If to the Company:

                                   The Kroll O'Gara Company
                                   900 Third Avenue
                                   New York, New York  10022
                                   Attn:  Jules B. Kroll, Chairman
                                   Facsimile No.:  (212) 832-2798

                  With a copy to:

                                    Kramer Levin Naftalis & Frankel LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Attn:  Peter S. Kolevzon, Esq.
                                    Telecopy:  (212) 715-8000
                                    Confirm:  (212) 715-9100

                  With an additional copy to:

                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Attn:  J. Michael Schell, Esq.
                                    Telecopy:  (212) 735-2000

                  Section 9.03. Amendment. This Agreement may be amended by the parties hereto at any time prior to the Recapitalization Effective Time; provided, however, that, after adoption of this Agreement by the shareholders of the Company, no amendment may be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  Section 9.04. Waiver. At any time prior to the Recapitalization Effective Time, any party hereto may with respect to any other party hereto (a) extend the time for the performance of any of the obligations or other acts of such party, (b) waive any inaccuracies in the representations and warranties of such party contained herein or in any document delivered pursuant hereto and (c) subject to the proviso contained in Section 9.03, waive compliance of such party with any of the covenants, agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. No such extension or waiver shall be deemed or construed as a continuing extension or waiver on any occasion other than the one on which such extension or waiver was granted or as an extension or waiver with respect to any provision of this Agreement not expressly identified in such extension or waiver on the same or any other occasion.

                  Section 9.05. Headings; Construction. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) "it" or "its" or words denoting any gender include all genders, (c) the word "including" shall mean "including without limitation," whether or not expressed, (d) any reference to a statute shall mean the statute and any regulations thereunder in force as of the date of this Agreement or the Effective Time, as applicable, unless otherwise expressly provided, (e) any reference herein to a Section, Article, Paragraph or Schedule refers to a Section, Article or Paragraph of or a Schedule to this Agreement, unless otherwise stated, (f) when calculating the period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end on the next day which is a Business Day, (g) any reference to a party's "best efforts" or "commercially reasonable efforts" shall not include any obligation of such party to pay, or guarantee the payment of, money or other consideration to any third party or to agree to the imposition on such party or its Affiliates of any condition reasonably considered by such party to be materially burdensome to such party or its Affiliates and (h) any reference to any of the Company and any of its Subsidiaries shall include such company's predecessor or predecessors, as the case may be.

                  Section 9.06. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  Section  9.07.   Entire   Agreement.   This   Agreement,   the
Confidentiality   Letter  and  the  letter   dated   November   15,   1999  from
Recapitalization Merger Sub to the Company constitute the entire agreement and supersede all prior agreements and undertakings both written and oral, among the parties, or any of them, with respect to the subject matters hereof and thereof, except as otherwise expressly provided herein or therein.

                  Section 9.08. Assignment. This Agreement shall not be assigned by operation of law or otherwise, except that all or any of the rights of Recapitalization Merger Sub hereunder may be assigned to any direct wholly-owned Subsidiary of Recapitalization Merger Sub; provided, however, that no such
assignment  shall  relieve   Recapitalization  Merger  Sub  of  its  obligations
hereunder.

                  Section 9.09. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation, other than pursuant to Section 6.05 (which is intended to be for the benefit of the Indemnified Parties and Officer Employees and may be enforced by such Indemnified Parties and Officer Employees).

                  Section 9.10. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  Section 9.11. Governing Law; Jurisdiction; Service of Process.
(a) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to contracts executed and fully performed within the State of New York, except to the extent that any provision of the OGCL or the DGCL is applicable, in which case such provision of the OGCL or DGCL, as the case may be, shall govern.

                  (b) Each of the parties hereto submits to the non-exclusive jurisdiction of the state and federal courts of the United States located in the City of New York, Borough of Manhattan with respect to any claim or cause of action arising out of this Agreement or the transactions contemplated hereby. Each of the parties agrees not contest such venue as an inappropriate venue or forum or assert a claim of forum non conveniens as a basis to move such claim or cause of action to another venue or forum.

                  (c) Any and all service of process and any other notice in any action, suit or proceeding arising out of this Agreement shall be effective against any party hereto if given personally or by registered or certified mail, return receipt requested or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as provided in Section 9.02, or by personal service with a copy of such process mailed to such party being served by first class mail, or registered or certified mail, return receipt requested, postage prepaid. Nothing contained herein shall be deemed to limit the right of any party to serve process in any other manner permitted by law.

                  Section 9.12. Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  Section 9.13. Waiver of Jury Trial. EACH OF RECAPITALIZATION MERGER SUB AND THE KROLL PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                         THE KROLL-O'GARA COMPANY


                                         By: /s/ Jerry Ritter
                                            --------------------------------
                                         Name:  Jerry Ritter
                                         Title: Authorized Signatory




                                         KROLL ELECTRONIC RECOVERY, INC.


                                         By: /s/ Nazzareno E. Paciotti
                                            --------------------------------
                                         Name:  Nazzareno E. Paciotti
                                         Title: Vice President




                                         KER ACQUISITION, INC.


                                         By: /s/ Steven Sharpe
                                            -------------------------------
                                         Name:  Steven Sharpe
                                         Title: Vice President




                                         BCP/KROG MERGER CORP.


                                         By: /s/ Robert L. Friedman
                                            -------------------------------
                                         Name:  Robert L. Friedman
                                         Title: President

The undersigned beneficial owner of Company Common Stock who is either a Retaining Shareholder or who will receive Series A Consideration or Series C-D Consideration as Merger Consideration in the Recapitalization Merger and will not receive Cash Consideration for some or all the shares such holder owns, all in accordance with Section 2.06 of the foregoing Agreement, by signing below acknowledges and agrees to such treatment and to the provisions of Section 2.06 as it applies to the common stock such holder will hold immediately after the Reorganization Merger and prior to the Recapitalization Merger:

Signature                Name of             Number of               Consideration
                       Beneficial       Shares and Applicable        to be Received
                         Owner              Paragraph                    in the
                                         of Section 2.06            Recapitalization
                                                                         Merger

/s/ Jules B. Kroll    Jules B. Kroll        666,667.33; (b)        0; Retained Shares
----------------      ----------------- ----------------------    ----------------------
                                                                   15,000 Series C
                                                                   Preferred and
                                                                   15,000 Series D
/s/ Jules B. Kroll    Jules B. Kroll        1,666,667.67; (d)      Preferred
----------------      ----------------- ----------------------    ----------------------

The undersigned beneficial owner of Company Common Stock who is either a Retaining Shareholder or who will receive Series A Consideration or Series C-D Consideration as Merger Consideration in the Recapitalization Merger and will not receive Cash Consideration for some or all the shares such holder owns, all in accordance with Section 2.06 of the foregoing Agreement, by signing below acknowledges and agrees to such treatment and to the provisions of Section 2.06 as it applies to the common stock such holder will hold immediately after the Reorganization Merger and prior to the Recapitalization Merger:


Signature                   Name of                    Number of                    Consideration
                           Beneficial         Shares and Applicable Paragraph       to be Received
                             Owner                  of Section 2.06                     in the
                                                                                  Recapitalization
                                                                                        Merger

                         American                                                          ;Series A
/s/ Howard I. Smith      International Group, Inc.      1,111,111; (c)           20,000    Preferred
--------------------     ------------------------    ----------------            -------------------
Name:  Howard I. Smith
Title: Executive VP - CFO
--------------------     ------------------------    ----------------            -------------------

--------------------     ------------------------    ----------------            -------------------

--------------------     ------------------------    ----------------            -------------------

--------------------     ------------------------    ----------------            -------------------

--------------------     ------------------------    ----------------            -------------------

The undersigned beneficial owner of Company Common Stock who is either a Retaining Shareholder or who will receive Series A Consideration or Series C-D Consideration as Merger Consideration in the Recapitalization Merger and will not receive Cash Consideration for some or all the shares such holder owns, all in accordance with Section 2.06 of the foregoing Agreement, by signing below acknowledges and agrees to such treatment and to the provisions of Section 2.06 as it applies to the common stock such holder will hold immediately after the Reorganization Merger and prior to the Recapitalization Merger:

Signature                Name of                  Number of                     Consideration
                        Beneficial       Shares and Applicable Paragraph        to be Received
                          Owner                 of Section 2.06                    in the
                                                                               Recapitalization
                                                                                    Merger

/s/ Michael Shmerling   Michael Shmerling           175,000   ;(b)            0; Retained Shares
--------------------  ------------------------    ----------------            -------------------

--------------------  ------------------------    ----------------            -------------------

--------------------  ------------------------    ----------------            -------------------

--------------------  ------------------------    ----------------            -------------------

The undersigned beneficial owner of Company Common Stock who is either a Retaining Shareholder or who will receive Series A Consideration or Series C-D Consideration as Merger Consideration in the Recapitalization Merger and will not receive Cash Consideration for some or all the shares such holder owns, all in accordance with Section 2.06 of the foregoing Agreement, by signing below acknowledges and agrees to such treatment and to the provisions of Section 2.06 as it applies to the common stock such holder will hold immediately after the Reorganization Merger and prior to the Recapitalization Merger:

Signature                      Name of                     Number of                   Consideration
                             Beneficial         Shares and Applicable Paragraph        to be Received
                               Owner                   of Section 2.06                     in the
                                                                                      Recapitalization
                                                                                           Merger

/s/ Michael G. Cherkasky    Michael G. Cherkasky        23,410      ;(b)            0; Retained Shares
--------------------        ------------------------    ----------------            -------------------

--------------------        ------------------------    ----------------            -------------------

--------------------        ------------------------    ----------------            -------------------

--------------------        ------------------------    ----------------            -------------------

                                                                      APPENDIX B


                    [LETTERHEAD OF BEAR, STEARNS & CO. INC.]


November 14, 1999


Special Committee of the Board of Directors
Board of Directors

The Kroll-O'Gara Company
900 Third Avenue
New York, NY  10022

Members of the Board:

We understand that The Kroll-O'Gara Company, an Ohio Corporation (the "Company"), Kroll Electronic Recovery, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("New Kroll Holdings"), KER Acquisition, Inc., an Ohio corporation and a wholly owned subsidiary of Kroll Finance Company, L.L.C. ("Reorganization Merger Sub") and BCP/KROG Merger Corp. ("Recapitalization Merger Sub"), a Delaware corporation organized by Blackstone Capital Partners III Merchant Banking Fund L.P. ("Blackstone"), intend to enter into an Agreement and Plan of Mergers (the "Merger Agreement"). We further understand that as an inducement to the parties to enter into the Merger
Agreement, certain shareholders of the Company, including Jules B. Kroll, certain other members of management and American International Group, Inc. (collectively, the "Retaining Shareholders"), New Kroll Holdings and BCP/KROG Acquisition Company L.L.C., a Delaware limited liability company and the parent company of Recapitalization Merger Sub ("BCP LLC"), intend to enter into a Voting, Sale and Retention Agreement (the "Voting Agreement").

As more fully described in a draft dated November 14, 1999 of the Merger Agreement or as we otherwise have been advised by representatives of the
Company, the following two mergers (the "Mergers") will occur: (i) a "Reorganization Merger," in which Reorganization Merger Sub will merge with and into the Company, pursuant to which each outstanding share of common stock, $0.01 par value, of the Company ("Company Common Stock") will be converted into one share of common stock, without par value, of New Kroll Holdings ("New Kroll Holdings Common Stock") and each outstanding share of common stock, par value $0.01, of Reorganization Merger Sub will be converted into one share of Company Common Stock, such that the Company will become an indirect wholly owned subsidiary of New Kroll Holdings, and New Kroll Holdings will become the entity publicly held by the shareholders who previously held Company Common Stock; and
(ii) a "Recapitalization Merger," which will occur immediately after consummation of the Reorganization Merger and in which Recapitalization Merger Sub will merge with and into New Kroll Holdings pursuant to which (a) all outstanding shares of common stock, par value $0.01, of Recapitalization Merger Sub ("Recapitalization Merger Sub Common Stock") will be converted into an aggregate number of shares of New Kroll Holdings Common Stock equal to the quotient obtained by dividing (i) the amount of cash contributed to the capital of Recapitalization Merger Sub immediately prior to or concurrently with the consummation of the

The Kroll-O'Gara Company
November 14, 1999
Page 2

Recapitalization Merger by (ii) the amount of Cash Merger Consideration (as defined below) per share, (b) each outstanding share of New Kroll Holdings Common Stock identified as a "Series A Conversion Share" in the Voting Agreement will be converted into the right to receive .018 of one share of 13% Cumulative Participating Preferred Stock, Series A, of New Kroll Holdings ("Series A Preferred Stock"), (c) each outstanding share of New Kroll Holdings Common Stock identified as a "Series C-D Conversion Share" in the Voting Agreement will be converted into the right to receive .009 of one share of 9% Cumulative Participating Preferred Stock, Series C, of New Kroll Holdings ("Series C Preferred Stock") and .009 of one share of 9% Cumulative Participating Preferred

Stock, Series D, of New Kroll Holdings ("Series D Preferred Stock" and, together with Series A Preferred Stock and Series C Preferred Stock, "Preferred Stock") and (d) each outstanding share of New Kroll Holdings Common Stock (other than the shares of New Kroll Holdings Common Stock converted into Preferred Stock of New Kroll Holdings and the shares of New Kroll Holdings Common Stock then owned by either BCP LLC or the Retaining Shareholders which, pursuant to the Merger Agreement and the Voting Agreement, will remain outstanding) will be converted into the right to receive $18.00 in cash (the "Cash Merger Consideration").

You have asked us to render our opinion as to whether the Cash Merger Consideration to be received in the Recapitalization Merger by the holders of New Kroll Holdings Common Stock (other than the Retaining Shareholders and affiliates of New Kroll Holdings) is fair, from a financial point of view, to such holders.

In the course of performing our review and analyses for rendering this opinion, we have:

o reviewed a draft dated November 14, 1999 of the Merger Agreement, a draft dated November 11, 1999 of the Voting Agreement, the terms of the Preferred Stock set forth in a draft dated November 14, 1999 of the form of Certificate of Incorporation of New Kroll Holdings and certain other agreements related to the Mergers, in each case as updated by discussions with representatives of the Company;

o reviewed certain publicly available business and financial information relating to the Company, including the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 1999 and June 30, 1999 and a draft dated November 13, 1999 of the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1999;

o       reviewed  certain   operating  and  financial   information,   including
        projections, provided to or discussed with us by the management of the Company relating to the Company's business and prospects;

o met with certain members of the Company's senior management to discuss its business, operations, historical and projected financial results and future prospects;

o reviewed the historical stock prices, valuation parameters and trading volume of Company Common Stock;

o       reviewed  publicly  available  financial data, stock market  performance
        data  and  valuation   parameters  of  companies  whose   operations  we
        considered generally relevant in evaluating the Company;

The Kroll-O'Gara Company
November 14, 1999
Page 3

o reviewed the terms of recent selected mergers and acquisitions which we deemed generally relevant in evaluating the Recapitalization Merger;

o performed discounted cash flow analyses based on the projections for the Company furnished to us; and

o considered such other information and conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

In the course of our review, we have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information, including without limitation the projections provided to or discussed with us by the Company. With respect to the Company's projected financial results, we have been advised that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of the Company as to the expected future performance of the Company. We have not assumed any responsibility for the independent verification of any such information or of the projections provided to or discussed with us, and we have further relied upon the assurances of the senior management of the Company that they are unaware of any facts that would make the information or projections provided to or discussed with us incomplete or misleading. Representatives of the Company have advised us, and therefore we also have assumed, that the final terms of the Merger Agreement and the Voting Agreement will not vary materially from those set forth in the drafts reviewed by us, as updated by discussions with representatives of the Company. We have assumed, with your consent, that, in all respects material to our analysis, the representations and warranties contained in the Merger Agreement and the Voting Agreement are true and correct, the conditions to the Mergers will be met and the Mergers will be consummated on the terms and conditions contemplated in the Merger Agreement and the Voting Agreement.

In arriving at our opinion, we have not performed or obtained any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals. During the course of our engagement, we were asked by the Board of Directors to solicit indications of interest from various third parties regarding a transaction with the Company, and we have considered the results of such solicitation in rendering our opinion. Our opinion is necessarily based on economic, market and other conditions, and the information made available to us, as they exist and can be evaluated as of the date hereof.

We have acted as a financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Mergers and will receive a fee for such services, including the rendering of this opinion, a significant portion of which is contingent upon consummation of the Mergers. We previously have rendered certain investment banking and financial advisory services unrelated to the Mergers to the Company and certain affiliates of Blackstone for which we have received customary compensation and, from time to time, provide such services to affiliates of Blackstone for which we would receive customary compensation. In the ordinary course of business, Bear Stearns may actively trade the equity and debt securities of the Company for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

It is understood that this letter is intended for the benefit and use of the Special Committee and the Board of Directors of the Company and does not constitute a recommendation to the Special Committee, the Board of Directors or any holders of Company Common Stock as to how to vote in connection with the Mergers. This opinion does not address the Company's underlying business decision to pursue the

The Kroll-O'Gara Company
November 14, 1999
Page 4

Mergers. This letter is not to be used for any other purpose, or reproduced, disseminated, quoted to or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be included in its entirety in any proxy statement to be distributed to the holders of Company Common Stock in connection with the Mergers.

Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Cash Merger Consideration to be received in the Recapitalization Merger by the holders of New Kroll Holdings Common Stock (other than the Retaining Shareholders and affiliates of New Kroll Holdings) is fair, from a financial point of view, to such holders.


Very truly yours,

BEAR, STEARNS & CO. INC.


By: /s/ J. Robert Burton III
   --------------------------
    Senior Managing Director

                                                                    APPENDIX C-1

                          DISSENTERS' RIGHTS PROVISIONS
                     UNDER THE OHIO GENERAL CORPORATION LAW

                                OHIO REVISED CODE
                    TITLE XVII. CORPORATIONS -- PARTNERSHIPS
                      CHAPTER 1701. GENERAL CORPORATION LAW
                            MERGER AND CONSOLIDATION

         SECTION.1701.85 RELIEF FOR DISSENTING SHAREHOLDERS; QUALIFICATION; PROCEDURES. -- (A)(1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

     (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

     (3) The  dissenting  shareholder  entitled to relief under  division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

     (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

     (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

     (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505. of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding.

Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

     (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

     (D) (1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay fair cash value of them terminates if any of the following applies:

          (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

          (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption, of the action involved;

          (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

          (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation filed or joined in a complaint under division (B) of this section within the period provided in that division.

     (2) For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

     (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

                                                                    APPENDIX C-2

                           APPRAISAL RIGHTS PROVISIONS
                   UNDER THE DELAWARE GENERAL CORPORATION LAW

                        DELAWARE GENERAL CORPORATION LAW
                                   SECTION 262

         SECTION 262 APPRAISAL RIGHTS.--(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to (S) 228 of this tittle shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to (S) 251 (other than a merger effected pursuant to (S) 251(g) of this title), (S) 252, (S) 254, (S) 257, (S) 258, (S) 263 or (S) 264 of
this title:

               (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of (S) 251 of this title.

               (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to (S)(S) 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                    a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                    b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                    c.  Cash  in  lieu  of   fractional   shares  or  fractional
depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                    d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

               (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under (S) 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to (S) 228 or
(S) 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitle to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identify of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so, ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in

Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                      APPENDIX D


                      VOTING, SALE AND RETENTION AGREEMENT

            AGREEMENT dated as of November 15, 1999, among BCP/KROG Acquisition Company L.L.C., a Delaware limited liability company ("BCP LLC"), Kroll Electronic Recovery, Inc., a Delaware corporation ("New Kroll Holdings"), the parties listed on Schedule A hereto (collectively, the "Retaining Shareholders") and the parties listed on Schedule B hereto (collectively, the "O'Gara Shareholders", and together with the Retaining Shareholders, the "Shareholders").

                                   BACKGROUND

            1. Immediately after the execution and delivery of this Agreement, The Kroll-O'Gara Company, an Ohio corporation (the "Company"), New Kroll Holdings, KER Acquisition, Inc., an Ohio corporation which is currently an indirect wholly owned subsidiary of New Kroll Holdings ("Reorganization Merger Sub"), and BCP/KROG Merger Corp., a Delaware corporation and a wholly owned subsidiary of BCP LLC ("Recapitalization Merger Sub"), are entering into a Merger Agreement (the "Merger Agreement"). (Capitalized terms used but not defined herein will have the meanings assigned to them in the Merger Agreement.) The Merger Agreement provides, among other things, for the following two mergers to occur:

o A "Reorganization Merger", in which Reorganization Merger Sub will merge with and into the Company, with the shares of the Company being converted into a like number of shares of New Kroll Holdings and the shares of Reorganization Merger Sub being converted into shares of the Company, such that the Company will become an indirect wholly owned subsidiary of New Kroll Holdings, which itself will become the entity publicly held by the shareholders who previously held shares in the Company; and

o A "Recapitalization Merger", which will occur immediately following consummation of the Reorganization Merger and in which Recapitalization Merger Sub will merge with and into New Kroll Holdings, with the shares of New Kroll Holdings (subject to certain exceptions described in this Agreement) being converted into the right to receive cash and the shares of Recapitalization Merger Sub being converted into shares of New Kroll Holdings.

            2. Each Shareholder owns the number of shares of common stock, par value $.01 per share, of the Company (the "Company Common Stock") specified opposite its name under the column "Owned Shares" on Schedule A (with respect to the Retaining Shareholders) or Schedule B (with respect to the O'Gara Shareholders). All of such shares, together with any shares of Company Common Stock acquired of record or beneficially by such Shareholders in any capacity after the date hereof and prior to the Effective Time of the Recapitalization Merger, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise, will be referred to herein as "Owned Shares". (It is understood that, following consummation of the Reorganization Merger, references to "Company Common Stock" will mean the shares of common stock, par value $.01 per share, of New Kroll Holdings.)

            3. As a condition to causing Recapitalization Merger Sub to enter into the Merger Agreement, BCP LLC requires that this Agreement be entered into.

                    ARTICLE 1: REPRESENTATIONS AND WARRANTIES

            1.1 Representations and Warranties of the Shareholders. Each Shareholder, severally and not jointly, represents and warrants to BCP LLC as follows:

            (a) Authority; Enforceability. Such Shareholder has the legal capacity (in the case of Shareholders that are natural persons) and all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder enforceable against it in accordance with its terms.

            (b) No Conflicts. Except for filings required under the HSR Act, the applicable requirements of the Securities Act and the Exchange Act, and the applicable requirements of state securities, blue sky or takeover or other corporate laws, (A) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other person is necessary for the execution of this Agreement by such Shareholder and the consummation by it of the transactions contemplated hereby, and (B) the execution and delivery of this Agreement by such Shareholder, the consummation of the transactions contemplated hereby and compliance with the terms hereof by such Shareholder will not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the certificate of incorporation, by-laws or analogous documents of such Shareholder (if the Shareholder is not a natural person) or any other agreement to which such Shareholder is a party, including any voting agreement, shareholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license, or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Shareholder or to its property or assets.

            (c) Ownership, Etc. of Shares. Such Shareholder is the beneficial owner of the number of shares of Company Common Stock set forth opposite such Shareholder's name under the Column "Owned Shares" on Schedule A or Schedule B, as applicable. Such Shareholder has good and marketable title to its Owned Shares, free and clear of any encumbrances, agreements, adverse claims, liens or other arrangements with respect to the ownership of or the right to vote or dispose of its Owned Shares (other than under this Agreement). On the date hereof, the Owned Shares constitute all of the outstanding shares of Company Common Stock owned of record or beneficially by such Shareholder. Such Shareholder does not have record or beneficial ownership of any Shares not set forth on Schedule A or Schedule B, as applicable. Such Shareholder has sole power of disposition with respect to all of its Owned Shares and sole voting power with respect to the matters set forth in Section 2(a) and sole power to demand dissenter's or appraisal rights, in each case with respect to all of its Owned Shares, with no restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. None of such Owned Shares is subject to any voting trust, stockholders agreement or other agreement, arrangement or restriction with respect to the voting or transfer of any of the Owned Shares, except as contemplated by this Agreement and the Merger Agreement.

            (d) Access to Information, Etc. Such Retaining Shareholder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act. It has been provided with a copy of the Merger Agreement and has had an opportunity to review it. It has been supplied with, or otherwise has had access to, adequate information and the opportunity to ask questions in order to make its own independent decision to retain shares of Company Common Stock or have such shares convert into Series A Preferred Stock or Series B Preferred Stock in the Recapitalization Merger, as provided herein and in the Merger Agreement. It understands that the shares of Series A Preferred Stock and Series B Preferred Stock that it may receive in the Recapitalization Merger will not have been registered under the Securities Act and that the certificates for such shares will bear an appropriate legend to such effect. It further understands that such Retained Common Shares as well as the shares of Series A Preferred Stock and Series B Preferred Stock to be received in the Recapitalization Merger will bear an appropriate legend with respect to the stockholders' agreement referred to in Section 6.1 below.

            1.2 Representations and Warranties of BCP LLC and Recapitalization Merger Sub. BCP LLC represents and warrants to each Shareholder as follows:

            (a) Authority. It is duly organized, validly existing and in good standing under the laws of Delaware. It has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

            (b) No Conflicts; Enforceability. Except for filings required under the HSR Act, the applicable requirements of the Securities Act and the Exchange Act, and the applicable requirements of state securities, blue sky or takeover laws, (A) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other person is necessary for the execution of this Agreement by BCP LLC and the consummation by it of the transactions contemplated hereby, and (B) the execution and delivery of this Agreement by BCP LLC, the consummation by it of the transactions contemplated hereby and its compliance with the terms hereof will not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, its certificate of formation or limited liability company agreement or any other agreement to which it is a party, including any voting agreement, stockholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license, or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to BCP LLC or to its property and assets.

                        ARTICLE 2: TRANSFER RESTRICTIONS

            2.1 Transfer Restrictions. Each Shareholder hereby agrees during the term of this Agreement not to (i) directly or indirectly sell, transfer, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or enter into any contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of, any of its Owned Shares to any person other than pursuant to the terms of the Merger Agreement or this Agreement, (ii) enter into any voting arrangement or understanding other than under this Agreement, whether by proxy, voting agreement or otherwise, with respect to any of its Owned Shares, or (iii) take any action that would make any of its representations or warranties contained herein untrue or incorrect or have the effect of preventing or impeding such Shareholder from performing any of its obligations under this Agreement.

                       ARTICLE 3: SUPPORT OF TRANSACTIONS

                  3.1 Voting of Total Shares. At any Company Shareholders Meeting or at any adjournment thereof or in any other circumstances upon which any shareholders' vote, consent or other approval is sought, each O'Gara Shareholder will attend such meeting, in person or by proxy, and will vote all of its Owned Shares or otherwise provide requisite written consent (i) in favor of the Mergers and the adoption and the approval of the principal terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement, (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, and (iii) against any action or agreement that would impede, interfere with, delay or postpone or that would reasonably be expected to discourage the Mergers, including, but not limited to:

                  (A) any extraordinary corporate transactions other than the Mergers, such as a merger, consolidation or other business combination involving the Company and its subsidiaries, a sale or transfer of a material amount of assets of the Company and its subsidiaries, a sale of a significant amount of capital stock, or options or rights to purchase a significant amount of capital stock, of the Company or any of its subsidiaries, or a reorganization, recapitalization or liquidation of the Company and its subsidiaries;

                  (B) any amendment of the Company's Amended and Restated Articles of Incorporation or Code of Regulations or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, prevent or nullify the Mergers, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of the Company's capital stock;

                  (C) any change in the management or Board of Directors of the Company not expressly contemplated by the Merger Agreement;

                  (D) any material change in the present capitalization or dividend policy of the Company; or

                  (E) any other material change in the Company's corporate structure or business.

                  3.2 No Other Proxies. Each O'Gara Shareholder will not, unless and until this Agreement terminates in accordance with Section 7.2 hereof, grant (other than through a proxy solicited by the Board of Directors of the Company through which the Shareholder will provide voting instructions consistent with the requirements of Section 3.1 hereof) any proxy or power of attorney with respect to any of its Owned Shares, deposit any of its Owned Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of its Owned Shares. Each Shareholder further agrees not to commit or agree to take any action inconsistent with any of the matters covered in this Article 3.

                  3.3 No Solicitation. Each O'Gara Shareholder hereby agrees during the term of this Agreement that it will not, directly or indirectly, nor shall it authorize, instruct or, if asked or notified, permit (to the extent feasible) any of its trustees, advisors, agents, representatives or other intermediaries to, (i) solicit, initiate, encourage or take any action to facilitate any submission of inquiries, proposals or offers from any person relating to (A) any acquisition or purchase of any or all of its Owned Shares or
(B) any Acquisition Proposal, or agree to or endorse any Acquisition Proposal, other than the transactions contemplated by the Merger Agreement, or (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing or furnish to any other person any information with respect to the Company's business, properties or assets or any of the foregoing, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek any of the foregoing (other than solely in his capacity as an officer or director of the Company in the event that the Board of Directors of the Company has concluded in accordance with Section 5.05 of the Merger Agreement failing to take these or similar actions on the part of the Company would be reasonably likely to cause the Board of Directors to be in breach of its fiduciary duties to the shareholders of the Company under the OGCL). Notwithstanding anything in this Agreement to the contrary, from and after the date hereof, each O'Gara Shareholder shall promptly advise BCP LLC orally and in writing of the receipt by any of them (or any of the other entities or persons referred to above) of any Acquisition Proposal (it being understood that to the extent solely received in their respective capacities as officers or directors of the Company, their obligation to so advise BCP LLC shall be governed by the Merger Agreement) or any inquiry which is likely to lead to any Acquisition Proposal, the material terms and conditions of such Acquisition Proposal or inquiry and the identity of the person making any such Acquisition Proposal or inquiry. Each O'Gara Shareholder will keep BCP LLC fully informed of the status and details of any such Acquisition Proposal or inquiry (it being understood that to the extent such Acquisition Proposal was received solely in their respective capacities as officers or directors of the Company, their obligation to so advise BCP LLC shall be governed by the Merger Agreement).

                  3.4 Termination. Notwithstanding anything herein to the contrary, at the option of BCP LLC, exercisable at any time, this Article 3 will automatically terminate and the O'Gara Shareholders will be free to vote their shares of Company Common Stock as they see fit and take any other any action otherwise prohibited by this Article 3.

                     ARTICLE 4: PURCHASE AND SALE OF SHARES

                  4.1 Purchase and Sale. Upon the terms and subject to the conditions set forth herein, the Retaining Shareholders, severally and not jointly, agree to sell and transfer to BCP LLC, and BCP LLC agrees to purchase from the Retaining Shareholders, the number of Shares listed under the column "Cash-Out Shares" corresponding to the respective Retaining Shareholders as set forth on Schedule A (such Shares, the "Cash-Out Shares") for a purchase price per share equal to the amount of cash Merger Consideration payable per share in the Recapitalization Merger.

                  4.2 Closing; Delivery and Payment. The closing of the purchase and sale of the Cash-Out Shares under Section 4.1 will occur immediately prior to the Effective Time of the Reorganization Merger at the place where the closing of the Mergers is to occur. At such closing, subject to the terms and conditions of this Agreement, the Retaining Shareholders will deliver to BCP LLC certificates representing the Cash-Out Shares respectively being sold by them duly endorsed and in form for transfer to BCP LLC, and BCP will pay for the Cash-Out Shares being purchased by wire transfer of immediately available funds to accounts designated by the respective Retaining Shareholders no later than two business days prior to such closing date.

                  4.3  Conditions to Closing.

                  (a) Conditions to Obligations of BCP LLC to Purchase. BCP LLC's obligation to purchase the Cash-Out Shares in accordance with Section 4.1 is subject to (i) the accuracy in all material respects of the representations and warranties of the Retaining Shareholders in Article 1, (ii) the compliance in all material respects by the Retaining Shareholders with their covenants contained in this Agreement, (iii) the satisfaction of all of the conditions set forth in the Merger Agreement applicable to the obligations of Recapitalization Merger Sub to consummate the Recapitalization Merger (or, if any such conditions have not yet been satisfied, BCP LLC shall have received satisfactory evidence that all such unsatisfied conditions will be satisfied imminently), and (iv) the concurrent sale to and purchase by BCP LLC of all the Cash-Out Shares held by all the Retaining Shareholders.

                  (b) Conditions to Obligations of Retaining Shareholders to Sell. Each Retaining Shareholder's obligation to sell the Cash-Out Shares being sold by it in accordance with Section 4.1 is subject to (i) its receipt of satisfactory evidence that the Mergers will be consummated immediately following the sale of the Cash-Out Shares to BCP LLC, and (ii) the accuracy in all material respects of the representations and warranties of BCP LLC in Article 1.

          ARTICLE 5: TREATMENT OF SHARES IN THE RECAPITALIZATION MERGER

                  5.1 Waiver of Right to Receive Cash and Agreement to Retain Shares. With respect to certain of the Retaining Shareholders, Schedule A identifies a specified number of their shares as "Retained Common Shares" ("Retained Shares"), which shares shall include the restricted stock granted to such shareholders by the Company subject to certain terms and conditions which continue to apply. Such Retaining Shareholders irrevocably waive their right to receive cash in respect of such Retained Shares and acknowledge and agree that their Retained Shares will not be converted into cash in the Recapitalization Merger but instead will remain outstanding and unchanged following consummation of such Recapitalization Merger. BCP LLC irrevocably waives its right to receive cash in respect of any shares of Company Common Stock held by it at the effective time of the Recapitalization Merger and acknowledges and agrees that such shares will not be converted into cash in the Recapitalization Merger but instead will remain outstanding and unchanged following consummation of the Recapitalization Merger.

                  5.2 Waiver of Right to Receive Cash and Agreement to Receive Series C Preferred Stock and Series D Preferred Stock. With respect to Jules Kroll, Schedule A identifies 1,666,666.67 of his shares of Company Common Stock as "Shares to be Converted into Series C and D Preferred Stock" ("Series C/D Conversion Shares"). Jules Kroll irrevocably waives his right to receive cash in respect of such Series C/D Conversion Shares and acknowledges and agrees that his respective Series C/D Conversion Shares will not be converted into cash in the Recapitalization Merger but instead will be converted into 15,000 newly issued shares of New Kroll Holdings' Series C Preferred Stock and 15,000 newly issued shares of New Kroll Holdings' Series D Preferred Stock in accordance with the terms of the Merger Agreement.

                  5.3 Waiver of Right to Receive Cash and Agreement to Receive Series A Preferred Stock. With respect to American International Group, Inc. ("AIG"), Schedule A identifies 1,111,111.12 of its shares of Company Common Stock as "Shares to be Converted into Series A Preferred Stock" ("Series A Conversion Shares"). AIG irrevocably waives its right to receive cash in respect of such Series A Conversion Shares and acknowledges and agrees that such Series A Conversion Shares will not be converted into cash in the Recapitalization Merger but instead will be converted into 20,000 newly issued shares of New Kroll Holdings' Series A Preferred Stock in accordance with the terms of the Merger Agreement.

                  5.4 Appraisal Rights. Each Shareholder hereby irrevocably waives any rights of appraisal with respect to the Mergers or rights to dissent from the Mergers that such Shareholder may otherwise have, with respect to the Reorganization Merger, under the OGCL or, with respect to the Recapitalization Merger, under the Delaware General Corporation Law.

                              ARTICLE 6: COVENANTS

                  6.1 Stockholders' and Conversion Agreements. (a) Each Retaining Shareholder agrees that it will negotiate in good faith with BCP LLC with respect to the terms of a stockholders' agreement to be entered into on terms mutually satisfactory to such Retaining Shareholder and BCP LLC, including terms as to customary registration rights.

                  (b) By the closings, BCP LLC and Jules Kroll will enter into a Conversion Agreement reflecting the terms in the term sheet dated the date hereof concerning such conversion.

                  6.2 Further Assurances. Each of the parties hereto agrees that it will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as any of the other parties to this Agreement may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.


                             ARTICLE 7: MISCELLANEOUS

                  7.1 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

                  7.2 Termination. This Agreement will terminate, and no party hereto shall have any rights or obligations hereunder, upon the first to occur of (a) the Effective Time of the Recapitalization Merger and (b) the termination of the Merger Agreement in accordance with its terms. Furthermore, this Agreement will terminate as to the O'Gara Shareholders if the Merger Agreement is amended without their consent to reduce the Cash Merger Consideration.

                  7.3 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, including any written or oral agreement or understanding, among or between the parties with respect to the subject matter hereof.

                  7.4 Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto whose rights or obligations are affected by such amendment. Without limiting the generality of the foregoing, this Agreement may be amended to add to or subtract from the list of Retaining Shareholders and/or to modify the treatment of Retaining Shareholders' holdings as set forth on Schedule A, and such amendment need only be executed by BCP LLC and those Retaining Shareholders who are being added to or subtracted from the list of Retaining Shareholders or the treatment of whose holdings is being modified as set forth on Schedule A.

                  7.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to BCP LLC or Recapitalization Merger Sub:

                           c/o Blackstone Management Partners III L.L.C. 345 Park Avenue
                           New York, New York  10154
                           Attention:  Robert L. Friedman
                           Facsimile:  (212) 583-5704

                  with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York 10017
                           Attention: Wilson S. Neely, Esq.
                           Facsimile: (212) 455-2502

                  if to the O'Gara Shareholders:

                           As they shall notify the other parties

                  with a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY 10153
                           Attention: Kenneth Heitner, Esq.
                           Facsimile: (212) 310-8007

                  if to AIG:

                           American International Group, Inc.
                           70 Pine Street
                           New York, NY 10270
                           Attention: Howard Smith
                           Facsimile: (212) 509-4543

                  if to the other Retaining Shareholders:

                           c/o the Kroll-O'Gara Company
                           900 Third Avenue
                           New York, NY 10022

                           Attention: [Name of Retaining Shareholder]
                           Facsimile: (212) 750-6194

                  with a copy to:

                           Latham & Watkins
                           885 Third Avenue Suite 1000
                           New York, NY 10022
                           Attention: Ron Hopkinson, Esq.
                           Facsimile: (212) 751 - 4864

                  7.6 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

                  7.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

                  7.8 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  7.9 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy to which it may be entitled, at law or in equity, the parties shall be entitled to the remedy of specific performance of the covenants and agreements contained herein and injunctive and other equitable relief.

                  7.10 No Termination or Closure of Trusts. Unless, in connection therewith, the Shares held by any trust which are presently subject to the terms of this Agreement are transferred upon termination to one or more Retaining Shareholders and remain subject in all respects to the terms of this Agreement, the Retaining Shareholders who are trustees shall not take any action to terminate, close or liquidate any such trust and shall take all steps necessary to maintain the existence thereof at least until the first to occur of
(i) the Effective Time of the Recapitalization Merger and (ii) the termination of the Merger Agreement in accordance with its terms.

                  7.11 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto. Except as provided in the preceding sentence, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies or any nature whatsoever under or by reason of this Agreement.

                  7.12 Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  7.13 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                  7.14 Definitions; Construction. For purposes of this
Agreement:

                           (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as described in Section 13(d)(3) of the Exchange Act.

                           (b) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                           (c) In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

                  7.15 Shareholder Capacity. Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director of the Company makes any agreement or understanding herein in his capacity as such a director, and the agreements set forth herein shall in no way restrict any director in the exercise of his fiduciary duties as a director of the Company. Each Shareholder has executed this Agreement solely in his capacity as the record or beneficial holder of such Shareholder's Owned Shares or as the trustee of a trust whose beneficiaries are the beneficial owners of such Shareholder's Owned Shares.

                  IN WITNESS WHEREOF, each of BCP LLC, the Company, New Kroll Holdings, and the Shareholders listed below have caused this Agreement to be duly executed, as of the date first written above.

             SIGNATURE PAGE TO VOTING, SALE AND RETENTION AGREEMENT


                                      BCP/KROG ACQUISITION COMPANY L.L.C.

                                      By:  Blackstone Capital Partners III
                                           Merchant Banking Fund L.P.,
                                           as managing member

                                      By:  Blackstone Management Associates III
                                           L.L.C., its General Partner

                                           By:  /s/ Robert L. Friedman
                                                ------------------------------
                                                  Name: Robert L. Friedman
                                                  Title:  Member


                                      KROLL ELECTRONIC RECOVERY, INC.


                                      By: /s/
                                          -----------------------------------
                                            Name:
                                            Title:


                                      AMERICAN INTERNATIONAL GROUP, INC.


                                      By: /s/
                                          -----------------------------------
                                            Name:
                                            Title:

             SIGNATURE PAGE TO VOTING, SALE AND RETENTION AGREEMENT



                                           /s/ Jules B. Kroll
                                           ----------------------------------
                                           Jules B. Kroll


                                           /s/ Michael G. Cherkasky
                                           ----------------------------------
                                           Michael G. Cherkasky

             SIGNATURE PAGE TO VOTING, SALE AND RETENTION AGREEMENT


                                          /s/ Michael D. Shmerling
                                          ---------------------------------
                                          Michael D. Shmerling

             SIGNATURE PAGE TO VOTING, SALE AND RETENTION AGREEMENT


                                         /s/ Thomas M. O'Gara
                                         ----------------------------------
                                         Thomas M. O'Gara


                                         /s/ Victoria O'Gara
                                         ---------------------------------
                                         Victoria O'Gara


                                         /s/ Wilfred T. O'Gara
                                         ---------------------------------
                                         Wilfred T. O'Gara


                                         Thomas M. O'Gara Family Trust


                                         By: /s/                   as Trustee
                                           ------------------------------------
                                         Name:


                                         Thomas M. & Victoria O'Gara Foundation


                                         By: /s/                    as Trustee
                                           ------------------------------------
                                         Name:

             SIGNATURE PAGE TO VOTING, SALE AND RETENTION AGREEMENT


                                         Thomas M. & Victoria O'Gara Foundation


                                         By: /s/                    as Trustee
                                           ------------------------------------
                                         Name:

                       SCHEDULE A: RETAINING SHAREHOLDERS

                                                                                                   Shares to be
                                             Total                                                Converted into    Shares to be
                                           Number of         Retained                               Series A      Converted into
         Name of                             Owned            Common              Cash-Out          Preferred      Series C and D
   Retaining Shareholder                     Shares           Shares               Shares             Stock       Preferred Stock
---------------------------------          ---------         ----------          ------------      ------------    ------------
Jules B. Kroll(1)                          2,879,991         666,667.33               546,657           --         1,666,666.67

Michael Cherkasky(2)                          28,410            23,410                  5,000           --              --

Michael Shmerling                            355,000           175,000                180,000           --              --

American International Group, Inc.         1,444,212                 0             333,100.88      1,111,111.12         --
                                           ---------         ----------          ------------      ------------    ------------

       Total                               4,707,613         865,077.33          1,064,757.88      1,111,111.12    1,666,666.67
                                           =========         ==========          ============      ============    ============

--------

(1) Does not include 192,560 shares held by trusts for the benefit of Mr. Krolls adult children, in which Mr. Kroll disclaims any beneficial interest.

(2)   Does not include options to purchase 171,529 shares.

                         SCHEDULE B: O'GARA SHAREHOLDERS

                              Name of                            Total Number of
                        O'Gara Shareholder                         Owned Shares
                        ------------------                         ------------

Thomas O'Gara(3) .............................................              --
Thomas M. O'Gara Family Trust ................................         2,399,719
Thomas M. O'Gara IRA/Rollover, Dillon Read ...................            11,000
Thomas M. & Victoria O'Gara Foundation .......................             7,500
Victoria O'Gara IRA/Rollover, Paine Webber ...................             2,000
Wilfred T. O'Gara(4) .........................................           243,042
                                                                       ---------
             Total ...........................................         2,663,261
                                                                       =========

----------
(3)   Thomas O'Gara holds options to purchase 23,150 shares.

(4)   Wilfred T. O'Gara holds options to purchase 112,447 shares.

                                                                      APPENDIX E

                          FORM OF AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                           KROLL-O'GARA HOLDINGS, INC.


                  FIRST: The name of the Corporation is "KROLL-O'GARA HOLDINGS, INC."

                  SECOND:   The  address  of  the   registered   office  of  the
Corporation in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, New Castle County, 19801 and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

                  THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may engage under the General Corporation Law of the State of Delaware.

                  FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 20,000,000, consisting of
(a) 2,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), and (b) 18,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"). The number of authorized shares of any of the Preferred Stock or the Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

         B.  Common Stock

                  1. Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of

Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the General Corporation Law of the State of Delaware.

                  2. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of the Common Stock, as such, shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

                  3. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.

         C.  Preferred Stock

                  1. The Preferred Stock shall be divided into series. The first series shall consist of 20,000 shares and is designated "13% Cumulative Participating Preferred Stock, Series A" (referred to below as the "Series A Preferred Stock"). The second series shall consist of 80,000 shares and is designated "13% Cumulative Preferred Stock, Series B" (referred to below as the "Series B Preferred Stock"). The third series shall consist of 15,000 shares and is designated "9% Cumulative Non-Redeemable Participating Preferred Stock, Series C" (referred to below as the "Series C Preferred Stock"). The fourth series shall consist of 15,000 shares and is designated "9% Cumulative Participating Preferred Stock, Series D" (referred to below as the "Series D Preferred Stock"). Shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock will each have a stated value of $1,000 per share. The number of authorized shares of each of such series may be reduced by resolution duly adopted by the Board of Directors of the Corporation and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized (but not below the number of shares of the relevant series then outstanding), but the number of authorized shares of each such series shall not be increased.

                  2. The remaining shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the undesignated shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Certificate of Incorporation (including any certificate of designations relating to such series).

         D.  Series A Preferred Stock

                  The designations, powers, preferences and relative, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Series A Preferred Stock are set forth below (with terms defined below in this Section D having their defined meanings only for purposes of this Section D and no other part of this Certificate of Incorporation).

         (1)      Dividend Rights.

                  (a)  Dividends  shall be  payable  on the  shares  of Series A
Preferred Stock for the Initial Dividend Period (as defined below) and each annual dividend period (an "Annual Dividend Period") thereafter (the Initial Dividend Period and each subsequent Annual Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Annual Dividend Periods shall commence on each anniversary date of the effective time of the merger of the Corporation with BCP/KROG Merger Corp. (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Annual Dividend Period, with the first such Dividend Period (the "Initial Dividend Period") commencing on the date of the Effective Time, in an amount equal to the sum of:

                  (i) 13% of the Cash Liquidation Preference (as defined below) as of the first day of the Dividend Period, plus

                  (ii) the amount of any cash or non-cash dividends (with the latter being paid in kind), if any, paid on the "Participation Number" of shares of Common Stock during the Dividend Period then ending. The Participation Number initially is [ ](1) and is subject to adjustment from time to time as provided below.

Dividends shall accrue and be cumulative from the date of original issue of the shares of Series A Preferred Stock as to which the dividend is being paid and shall be payable on each anniversary date of the Effective Time (each such date, a "Dividend Payment Date"). Dividends shall accrue whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Dividends payable under clause (i) above may be paid in cash or in shares of Series B Preferred Stock having an aggregate stated value equal to the amount of the required dividend payable under such clause (i) that is not paid in cash on the relevant Dividend Payment Date, at the option of the Board of Directors. The relative cash and Series B Preferred Stock comprising any such dividend shall be the same for all holders of Series A Preferred Stock for any particular Dividend Payment Date. All shares of Series B Preferred Stock issued as a dividend with respect to the Series A Preferred Stock will thereupon be duly authorized, validly issued, fully paid and non-assessable. Each dividend in respect of the Series A Preferred Stock shall be paid to the

----------------------
(1) Number to be inserted will be equal to (i) a number representing 1.6% of fully diluted shares at closing (without regard to newly granted options) divided by (ii) 20,000.

holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                  (b) Dividends payable on this Series for any period greater or less than an Annual Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the case of shares of Series A Preferred Stock issued on the Issue Date, dividends shall accrue and be cumulative from such date. In the case of shares of Series A Preferred Stock issued as dividend on shares of Series A Preferred Stock, dividends shall accrue and be cumulative from their respective dates of issuance.

                  (c) No full dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares on this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other series of Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other series of Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears. Notwithstanding the foregoing, nothing herein shall prevent the Corporation from declaring and paying dividends (i) on the Preferred Stock of any series ranking on a parity with this Series which dividends consist of additional shares of Preferred Stock ranking on a parity with this Series, or (ii) as otherwise provided in paragraph (d) below.

                   (d) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 1) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

         (2)      Participation Interest.

                  (a) The Participation Number shall be adjusted from time to time as follows:

                  (i) In case the Corporation shall subdivide or split the outstanding Common Stock into a greater number of shares or (y) combine the outstanding Common Stock into a smaller number of shares, the Participation Number shall be adjusted so as to represent the number of shares of Common Stock of the Corporation which would be represented by the then applicable Participation Number upon the effective date of the subdivision or combination. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the relevant effective date.

                  (ii) Whenever the Participation Number is adjusted as herein provided, the Corporation shall file with the transfer agent a certificate, signed by the Treasurer, chief financial officer, principal accounting officer or Controller of the Corporation, setting forth the Participation Number after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment; provided, however, that the failure of the Corporation to file such officers' certificate shall not invalidate any corporate action by the Corporation.

                  (b) Whenever the Participation Number is adjusted as provided in paragraph (a), the Corporation shall cause to be mailed to each holder of shares of this Series at its then registered address by first-class mail, postage prepaid, a notice of such adjustment of the Participation Number setting forth such adjusted Participation Number and the effective date of such adjusted Participation Number; provided, however, that the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation.

                  (c) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting the redemption of shares of this Series, the full number of shares of Common Stock deliverable upon the redemption of all outstanding shares of this Series not theretofore redeemed.

                  (d) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on redemption of shares of this Series pursuant hereto or in liquidation; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of shares of this Series to be redeemed or paid in liquidation and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (e) Notwithstanding any other provision herein to the contrary, if any of the following events occur, namely (x) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (y) any consolidation, merger or combination of the Corporation with or into another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (z) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then appropriate provision shall be made so that the then applicable Participation Number shall thereafter be represented by the kind and amount of the shares of stock and securities or other property or assets (including cash) that would have been receivable upon such reclassification, change, consolidation, merger, combination, sale, or conveyance by a holder of such Participation Number immediately prior to such reclassification, change, consolidation, merger, combination, sale, or conveyance. The adjustments described in this paragraph (e) shall be subject to further adjustments as appropriate that shall be as nearly equivalent as may be practicable to the relevant adjustment provided for in this paragraph (e).

         (3)      Optional Redemption.

                  (a) At any time on or after the Effective Time, the shares of this Series are redeemable, in whole or in part, at the option of the Corporation, at a redemption price per share of this Series equal to their Cash Liquidation Preference as of the date fixed for redemption, plus a number of shares of Common Stock equal to the Participation Number as of the date fixed for redemption. Shares of Common Stock issued as part of such redemption price will thereupon be duly authorized, validly issued, fully paid and non-assessable.

                   (b) In the event the Corporation shall elect to redeem shares of this Series, the Corporation shall give notice to the holders of record of shares of this Series being so redeemed, not less than 30 nor more than 60 days prior to such redemption, by first class mail, postage prepaid, at their addresses as shown on the stock registry books of the Corporation that said shares are being redeemed, provided that without limiting the obligation of the Corporation hereunder to give the notice provided in this Section 3(b), the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                  (c) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

                  (d) Notice having been mailed as aforesaid, from and after the applicable redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of this Series to be redeemed on such redemption date shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                  (e) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                  (f) Notwithstanding the foregoing provisions of this Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

         (4)      Mandatory Redemption.

                  (a) On and after the twelfth anniversary of the Effective Time, the shares of Series A Preferred Stock shall be subject to mandatory redemption by the Corporation at the option of the holder at any time at a redemption price per share of this Series equal to their Cash Liquidation Preference as of the date of redemption, plus a number of shares of Common Stock equal to the Participation Number as of the applicable redemption date. Shares of Common Stock issued as part of such redemption price will thereupon be duly authorized, validly issued, fully paid and non-assessable.

                   (b) The Corporation shall give notice to the holders of record of shares of this Series of this mandatory redemption right not less than 30 nor more than 60 days prior to the twelfth anniversary of the Effective Time, by first class mail, postage prepaid, at their addresses as shown on the stock registry books of the Corporation that said shares are being redeemed. Each such notice shall state: (i) that, on and after such twelfth anniversary date, such holder has the right to require the Corporation to repurchase for cash all of such holder's shares of this Series; (ii) the redemption price as of the twelfth anniversary date; (iii) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (iv) that dividends on the shares to be redeemed will cease to accrue as of the date certificates for such shares are surrendered for redemption.

                  (c) Upon surrender of the certificates for any shares to be redeemed at the holder's option (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. From and after the applicable redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of this Series to be redeemed on such redemption date shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. In case fewer than all the shares represented by any such certificate are to be redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                  (d) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                  (e) Notwithstanding the foregoing provisions of this Section 4, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

         (5) Voting Rights. The shares of this Series of Preferred Stock shall not have any voting powers either general or special, except that:

                  (a) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any certificate of designations or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series.

                  (b) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares.

         (6)      Liquidation Rights.

                  (a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, a stated value in the amount of $1,000 per share of this Series, plus accrued and unpaid dividends thereon (the "Cash Liquidation Preference"), plus the securities, cash or other property receivable in such dissolution, liquidation or winding up by the Participation Number of shares of Common Stock.

                  (b) After the payment to the holders of shares of this Series of the full amount of the liquidating distribution to which they are entitled under this Section 6, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                  (c) If, upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                  (d) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 6.

                  (e) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 6 before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

         (7) Ranking. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                  (a) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series; and

                  (b) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provision, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                  (c) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

The Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Corporation shall rank on a parity with the Series A Preferred Stock.

         E.  Series B Preferred Stock

                  The designations, powers, preferences and relative, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Series B Preferred Stock are set forth below (with terms defined below in this Section E having their defined meanings only for purposes of this Section E and no other part of this Certificate of Incorporation).

         (1)      Dividend Rights.

                  (a)  Dividends  shall be  payable  on the  shares  of Series B
Preferred Stock for the Initial Dividend Period (as defined below) and each annual dividend period (an "Annual Dividend Period") thereafter (the Initial Dividend Period and each subsequent Annual Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Annual Dividend Periods shall commence on the first anniversary date of the effective time of the merger of the Corporation with BCP/KROG Merger Corp. (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Annual Dividend Period, with the first such Dividend Period (the "Initial Dividend Period") commencing on the first anniversary date of the Effective Time, in an amount equal to 13% of the Liquidation Preference (as defined below) as of the first day of the Dividend Period. Dividends shall accrue and be cumulative from the date of original issue of the shares of Series B Preferred Stock as to which the dividend is being paid and shall be payable on each anniversary date of the Effective Time following the first such anniversary date (each such date, a "Dividend Payment Date"). Dividends shall accrue whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Dividends may be paid in cash or in shares of Series B Preferred Stock having an aggregate stated value equal to the amount of the required dividend that is not paid in cash on the relevant Dividend Payment Date, at the option of the Board of Directors. The relative cash and Series B Preferred Stock comprising any such dividend shall be the same for all holders of Series B Preferred Stock for any particular Dividend Payment Date. All shares of Series B Preferred Stock issued as a dividend with respect to the Series B Preferred Stock will thereupon be duly authorized, validly issued, fully paid and non-assessable. Each dividend in respect of the Series B Preferred Stock shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                  (b) Dividends payable on this Series for any period greater or less than an Annual Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                   (c) No full dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares on this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other series of Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other series of Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears. Notwithstanding the foregoing, nothing herein shall prevent the Corporation from declaring and paying dividends (i) on the Preferred Stock of any series ranking on a parity with this Series which dividends consist of additional shares of Preferred Stock ranking on a parity with this Series, or (ii) as otherwise provided in paragraph (d) below.

                  (d) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 1) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

         (2)      Optional Redemption.

                  (a) At any time on or after the Effective Time, the shares of this Series are redeemable, in whole or in part, at the option of the Corporation, at a redemption price per share of this Series equal to their Liquidation Preference as of the date fixed for redemption.

                  (b) In the event the Corporation shall elect to redeem shares of this Series, the Corporation shall give notice to the holders of record of shares of this Series being so redeemed, not less than 30 nor more than 60 days prior to such redemption, by first class mail, postage prepaid, at their addresses as shown on the stock registry books of the Corporation that said shares are being redeemed, provided that without limiting the obligation of the Corporation hereunder to give the notice provided in this Section 2(b), the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                   (c) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

                  (d) Notice having been mailed as aforesaid, from and after the applicable redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of this Series to be redeemed on such redemption date shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                  (e) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                  (f) Notwithstanding the foregoing provisions of this Section 2, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

         (3)      Mandatory Redemption.

                  (a) On and after the twelfth anniversary of the Effective Time, the shares of Series B Preferred Stock shall be subject to mandatory redemption by the Corporation at the option of the holder at any time at a redemption price per share of this Series equal to their Liquidation Preference as of the applicable redemption date.

                  (b) The Corporation shall give notice to the holders of record of shares of this Series of this mandatory redemption right not less than 30 nor more than 60 days prior to the twelfth anniversary of the Effective Time, by first class mail, postage prepaid, at their addresses as shown on the stock registry books of the Corporation that said shares are being redeemed. Each such notice shall state: (i) that, on and after such twelfth anniversary date, such holder has the right to require the Corporation to repurchase for cash all of such holder's shares of this Series; (ii) the redemption price as of the twelfth anniversary date; (iii) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (iv) that dividends on the shares to be redeemed will cease to accrue as of the date certificates for such shares are surrendered for redemption.

                  (c) Upon surrender of the certificates for any shares to be redeemed at the holder's option (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. From and after the applicable redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of this Series to be redeemed on such redemption date shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. In case fewer than all the shares represented by any such certificate are to be redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                  (d) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                  (e) Notwithstanding the foregoing provisions of this Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

         (4) Voting Rights. The shares of this Series of Preferred Stock shall not have any voting powers either general or special, except that:

                  (a) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any certificate of designations or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series.

                  (b) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares.

         (5)      Liquidation Rights.

                  (a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, a stated value in the amount of $1,000 per share of this Series, plus accrued and unpaid dividends thereon (the "Liquidation Preference").

                  (b) After the payment to the holders of shares of this Series of the full amount of the liquidating distribution to which they are entitled under this Section 5, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                  (c) If, upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                  (d) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

                  (e) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 5 before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

         (6) Ranking. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                  (a) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series; and

                  (b) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provision, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                  (c) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

The Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Corporation shall rank on a parity with the Series B Preferred Stock.

         F.       Series C Preferred Stock

                  The designations, powers, preferences and relative, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Series C Preferred Stock are set forth below (with terms defined below in this Section F having their defined meanings only for purposes of this Section F and no other part of this Certificate of Incorporation).

         (1)      Dividend Rights.

                  (a)  Dividends  shall be  payable  on the  shares  of Series C
Preferred Stock for the Initial Dividend Period (as defined below) and each annual dividend period (an "Annual Dividend Period") thereafter (the Initial Dividend Period and each subsequent Annual Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Annual Dividend Periods shall commence on each anniversary date of the effective time of the merger of the Corporation with BCP/KROG Merger Corp. (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Annual Dividend Period, with the first such Dividend Period (the "Initial Dividend Period") commencing on the date of the Effective Time, in an amount, for each share of Series C Preferred Stock, equal to the sum of:

                   (i) 9% of the Cash Liquidation Preference (as defined below) as of the first day of the Dividend Period, plus

                   (ii) the amount of any cash or non-cash dividends (with the latter being paid in kind), if any, paid on the "Participation Number" of shares of Common Stock during the Dividend Period then ending. The Participation Number initially is [ ](2) and is subject to adjustment from time to time as provided below.

Dividends shall accrue and be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when, as and if declared by the Board of Directors, on each anniversary date of the Effective Time. Dividends shall accrue whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                  (b) Dividends payable on this Series for any period greater or less than an Annual Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                   (c) No full dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares on this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other series of Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other series of Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in

-----------------------
(2) Number to be inserted will be equal to (i) a number representing 0.77% of fully diluted shares at closing (without regard to newly granted options) divided by (ii) 30,000.

excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears. Notwithstanding the foregoing, nothing herein shall prevent the Corporation from declaring and paying dividends (i) on the Preferred Stock of any series ranking on a parity with this Series which dividends consist of additional shares of Preferred Stock ranking on a parity with this Series, or (ii) as otherwise provided in paragraph (d) below.

                  (d) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 1) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

         (2)      Participation Interest.

                  (a) The Participation Number shall be adjusted from time to time as follows:

                  (i) In case the Corporation shall subdivide or split the outstanding Common Stock into a greater number of shares or (y) combine the outstanding Common Stock into a smaller number of shares, the Participation Number shall be adjusted so as to represent the number of shares of Common Stock of the Corporation which would be represented by the then applicable Participation Number upon the effective date of the subdivision or combination. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the relevant effective date.

                  (ii) Whenever the Participation Number is adjusted as herein provided, the Corporation shall file with the transfer agent a certificate, signed by the Treasurer, chief financial officer, principal accounting officer or Controller of the Corporation, setting forth the Participation Number after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment; provided, however, that the failure of the Corporation to file such officers' certificate shall not invalidate any corporate action by the Corporation.

                  (b) Whenever the Participation Number is adjusted as provided in paragraph (a), the Corporation shall cause to be mailed to each holder of shares of this Series at its then registered address by first-class mail, postage prepaid, a notice of such adjustment of the Participation Number setting forth such adjusted Participation Number and the effective date of such adjusted Participation Number; provided, however, that the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation.

                  (c) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting the redemption of shares of this Series, the full number of shares of Common Stock deliverable upon the redemption of all outstanding shares of this Series not theretofore redeemed.

                  (d) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on redemption of shares of this Series pursuant hereto or in liquidation; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of shares of this Series to be redeemed or paid in liquidation and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (e) Notwithstanding any other provision herein to the contrary, if any of the following events occur, namely (x) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (y) any consolidation, merger or combination of the Corporation with or into another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (z) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then appropriate provision shall be made so that the then applicable Participation Number shall thereafter be represented by the kind and amount of the shares of stock and securities or other property or assets (including cash) that would have been receivable upon such reclassification, change, consolidation, merger, combination, sale, or conveyance by a holder of such Participation Number immediately prior to such reclassification, change, consolidation, merger, combination, sale, or conveyance. The adjustments described in this paragraph
(e) shall be subject to further adjustments as appropriate that shall be as nearly equivalent as may be practicable to the relevant adjustment provided for in this paragraph (e).

                  (f) Concurrent with the initial issuance of the Series C Preferred Stock, the initial holder thereof is entering into a conversion agreement (the "Conversion Agreement") with the Corporation pursuant to which such holder will have the right to convert shares of Series C Preferred Stock for shares of Common Stock of the Corporation on the terms and subject to the conditions described in such Conversion Agreement.

         (3)      Mandatory Redemption.

                  (a) On and after the twelfth anniversary of the Effective Time, the shares of Series C Preferred Stock shall be subject to mandatory redemption by the Corporation at the option of the holder at any time at a redemption price per share of this Series equal to their Cash

Liquidation Preference as of the date of redemption plus a number of shares of Common Stock equal to the Participation Number as of the applicable redemption date. Shares of Common Stock issued as part of such redemption price will thereupon be duly authorized, validly issued, fully paid and non-assessable.

                  (b) The Corporation shall give notice to the holders of record of shares of this Series of this mandatory redemption right not less than 30 nor more than 60 days prior to the twelfth anniversary of the Effective Time, by first class mail, postage prepaid, at their addresses as shown on the stock registry books of the Corporation that said shares are being redeemed. Each such notice shall state: (i) that, on and after such twelfth anniversary date, such holder has the right to require the Corporation to repurchase for cash all of such holder's shares of this Series; (ii) the redemption price as of the twelfth anniversary date; (iii) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (iv) that dividends on the shares to be redeemed will cease to accrue as of the date certificates for such shares are surrendered for redemption.

                  (c) Upon surrender of the certificates for any shares to be redeemed at the holder's option (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. From and after the applicable redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of this Series to be redeemed on such redemption date shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. In case fewer than all the shares represented by any such certificate are to be redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                  (d) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                  (e) Notwithstanding the foregoing provisions of this Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

         (4)      Mandatory Conversion.

                  (a) Mandatory Conversion at the Corporation's Option; Conversion Price. At the sole option of the Corporation, any and all of the outstanding shares of the Series C Preferred Stock may be converted, as of the date (the "Conversion Date") specified by the Corporation in its notice for such conversion, into the number of shares of Common Stock equal, for each such share of Series C Preferred Stock, to the sum of (A) the quotient obtained by dividing
(i) the

Cash Liquidation Preference as of the Conversion Date by (ii) the then applicable Conversion Price, plus (B) the Participation Number as of the Conversion Date. The Conversion Price initially is $18 and is subject to adjustment as described below. The Corporation shall make no payment or adjustment on account of any dividends accrued and unpaid on any shares of the Series C Preferred Stock following the Conversion Date for such shares. In case of the call for redemption of any shares of the Series C Preferred Stock, such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the business day preceding the date fixed for redemption unless default shall be made in the payment of the redemption price thereon.

                  (b) Conversion Mechanics; Conversion Notice; Surrender. At least five but no more than forty-five days prior to any Conversion Date, written notice shall be provided to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series C Preferred Stock to be converted, at the address last shown on the records of the Corporation for such holder, notifying such holder of the conversion to be effected, specifying the number of shares to be converted, the Conversion Date, the Conversion Price, the number of shares of Common Stock to be received upon conversion, the address of the office of the Transfer Agent and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his or its certificate or certificates representing the shares to be converted (the "Conversion Notice").

                  In order to  receive  certificates  evidencing  the  shares of
Common Stock into which Series C Preferred Stock has been converted, a holder of shares of the Series C Preferred Stock so converted must (A) surrender the certificate or certificates therefor, duly endorsed if required by the Corporation, at the office of the Transfer Agent, and (B) state in writing therein the name or names and the denominations in which such holder wishes the certificate or certificates for the Common Stock to be issued. The Corporation will, as soon as practicable thereafter, cause to be issued and delivered to such holder, or such holder's designee or designees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with a certificate or certificates representing any shares of the Series C Preferred Stock which are not to be converted but which shall have constituted part of the shares of the Series B Preferred Stock represented by the certificate or certificates so surrendered.

                  (c) Status Series C Preferred Stock After Conversion. Shares of the Series C Preferred Stock converted pursuant to this Section 4 shall, after such conversion, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are designated as part of a particular series by the Board of Directors.

                  (d) The Conversion Price shall be adjusted from time to time as follows:

                  (i) In case the Corporation shall (x) pay a dividend or make a distribution on the Common Stock in shares of Common Stock, (y) subdivide the outstanding Common Stock into a greater number of shares or (z) combine the outstanding Common Stock into a smaller number of shares, the Conversion Price shall be adjusted so that the holder of any share of this Series thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Corporation which he would have owned or have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the record date in the case of a dividend or the effective date in the case of subdivision or combination. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the record date in the case of a dividend, except as provided in subparagraph (viii) below, and shall become effective immediately after the effective date in the case of a subdivision or combination. Such adjustments shall be made successively whenever any event listed above shall occur. No adjustment in the Conversion Price shall be made if, at the same time as the Corporation shall issue shares of Common Stock as a dividend or distribution on the outstanding shares of Common Stock which would otherwise call for an adjustment in the Conversion Price, the Corporation shall issue shares of Common Stock as a dividend or distribution on the outstanding shares of this Series equivalent to the number of shares distributable on the shares of Common Stock into which this Series is then convertible.

                  (ii) In case the Corporation shall issue options, rights or warrants to all holders of shares of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined for purposes of this subparagraph (ii) in subparagraph (v) below), at the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the record date for issuance of such rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the record date for issuance of such rights or warrants plus the number of additional shares of Common Stock receivable upon exercise of such rights or warrants. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subparagraph (viii) below, after such record date. In determining whether any rights or warrants entitled the holders of the shares of this Series to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Corporation for such rights or warrants plus the exercise price thereof, the value of such consideration or exercise price, as the case may be, if other than cash, to be reasonably determined by the Board acting in good faith.

                  (iii) In case the Corporation shall distribute to all holders of Common Stock any shares of capital stock of the Corporation (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Corporation or dividends payable in Common Stock) or options, rights or warrants to subscribe for or purchase any of its securities (excluding those rights or warrants referred to in subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph
         (iii) called the "Securities"), then, in each such case, unless the Corporation elects to reserve such Securities for distribution to the holders of the shares of this Series upon the conversion of the shares of this Series so that any such holder converting shares of this Series will receive upon such conversion, in addition to the shares of the Common Stock to which such holder is entitled, the amount and kind of such securities which such holder would have received if such holder had, immediately prior to the record date for the distribution of the Securities, converted its shares of this Series into Common Stock, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the current market price per share (as defined for purposes of this subparagraph (iii) in subparagraph (v) below) of the Common Stock on the record date mentioned above less the then fair market value (as reasonably determined by the Board of Directors acting in good faith, whose determination shall be conclusive) of the portion of the Securities so distributed applicable to one share of Common Stock, and the denominator of which shall be the current market price per share (as defined in subparagraph (v) below) of the Common Stock; provided, however, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the current market price per share (as defined in subparagraph (v) below) of the Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of shares of this Series shall have the right to receive the amount and kind of Securities such holder would have received had he converted each such share of this Series immediately prior to the record date for the distribution of the Securities. Such adjustment shall become effective immediately, except as provided in subparagraph
         (viii) below, after the record date for the determination of shareholders entitled to receive such distribution.

                  (iv) If, pursuant to subparagraph (ii) or (iii) above, the number of shares of Common Stock into which a share of this Series is convertible shall have been adjusted because the Corporation has declared a dividend, or made a distribution, on the outstanding shares of Common Stock in the form of any right or warrant to purchase securities of the Corporation, or the Corporation has issued any such right or warrant, then, upon the expiration of any such unexercised right or unexercised warrant, the Conversion Price shall forthwith be adjusted to equal the Conversion Price that would have applied had such right or warrant never been declared, distributed or issued.

                  (v) For the purpose of any computation under subparagraph (ii) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the reported last sales prices for the thirty consecutive Trading Days (as defined below) commencing forty-five Trading Days before the date in question. For the purpose of any computation under subparagraph (iii)) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the reported last sales prices for the ten consecutive Trading Days before the date in question. The reported last sales price for each day (whether for purposes of subparagraph (ii) or subparagraph
         (iii) shall be the reported last sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange at such time, on the principal national securities exchange on which the Common Stock is listed or admitted to trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if the Common Stock is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for the Common Stock on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such date as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board of Directors or a committee thereof or, if no such quotations are available, the fair market value of the Common Stock as reasonably determined by the Board of Directors acting in good faith or a committee thereof. As used herein, the Term "Trading Day" with respect to Common Stock means (x) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business or (y) if the Common Stock is quoted on the National Market System of the NASDAQ, a day on which trades may be made on such National Market System or (z) otherwise, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (vi) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subparagraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest .01 of a share, as the case may be, with one-half cent and .005 of a share, respectively, being rounded upward. Anything in this paragraph (d) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable.

                  (vii)  Whenever  the  Conversion  Price is  adjusted as herein provided, the Corporation shall file with the transfer agent a certificate, signed by the Treasurer, chief financial officer, principal accounting officer or Controller of the Corporation, setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of correctness of such adjustment; provided, however, that the failure of the Corporation to file such officers' certificate shall not invalidate any corporate action by the Corporation.

                  (viii) In any case in which this paragraph (d) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (y) issuing to the holder of any share of this Series converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (z) paying to such holder any amount of cash in lieu of any fractional share of Common Stock pursuant to paragraph (c) of this
         Section 4.

                  (e) Whenever the Conversion Price is adjusted as provided in paragraph (d), the Corporation shall cause to be mailed to each holder of shares of this series at its then registered address by first-class mail, postage prepaid, a notice of such adjustment of the Conversion Price setting forth such adjusted Conversion Price and the effective date of such adjusted Conversion Price; provided, however, that the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation.

                  (f) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued share of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of shares of this Series, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of this Series not theretofore converted. For purposes of this paragraph (f), the number of shares of Common Stock which shall be deliverable upon conversion of all outstanding shares of this Series shall be computed as if at the time of computation all such outstanding shares were held by a single holder. Shares of Common Stock issued upon such conversion will thereupon be duly authorized, validly issued, fully paid and non-assessable.

                  (g) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of shares of this Series pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of shares of this Series to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation that such tax has been paid.

                  (h) Notwithstanding any other provision herein to the contrary, if any of the following events occur, namely (x) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (y) any consolidation, merger or combination of the Corporation with or into another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (z) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then appropriate provision shall be made so that, upon the Corporation's exercise of its right to convert, the holder of each share of this Series then outstanding shall upon such conversion receive the kind and amount of the shares of stock and securities or other property or assets (including cash) that would have been receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such share of this Series immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. The adjustments described in this paragraph (h) shall be subject to further adjustments as appropriate that shall be as nearly equivalent as may be practicable to the relevant adjustment provided for in this paragraph (h). If, in the case of any such consolidation, merger, combination, sale or conveyance, the stock or other securities and property receivable thereupon by a holder of shares of Common Stock includes shares of stock, securities or other property or assets (including cash) of an entity other than the successor or acquiring entity, as the case may be, in such consolidation, merger, combination, sale or conveyance, then the Corporation shall enter into an agreement with such other entity for the benefit of the holders of this Series that shall contain such provisions to protect the interests of such holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

                  (i) Upon any conversion of shares of this Series, the shares of this Series so converted shall have the status of authorized and unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

         (5) Voting Rights. The shares of this Series C Preferred Stock shall have the right to vote on all matters on which the holders of shares of Common Stock are entitled to vote. For purposes of such voting, each share of Series C Preferred Stock shall have the number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of Series C Preferred Stock pursuant to Section 4. In addition, unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any certificate of designations or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series.

         (6)      Liquidation Rights.

                  (a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, a stated value in the amount of $1,000 per share of this Series, plus accrued and unpaid dividends thereon (the "Cash Liquidation Preference"), plus the securities, cash or other property receivable in such dissolution, liquidation or winding up by the Participation Number of shares of Common Stock.

                  (b) After the payment to the holders of shares of this Series of the full amount of the liquidating distribution to which they are entitled under this Section 6, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                  (c) If, upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                  (d) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 6.

                  (e) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 6 before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

         (7) Ranking. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                  (a) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series; and

                  (b) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provision, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                  (c) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

The Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock of the Corporation shall rank on a parity with the Series C Preferred Stock.

         G.       Series D Preferred Stock

                  The designations, powers, preferences and relative, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Series D Preferred Stock are set forth below (with terms defined below in this Section G having their defined meanings only for purposes of this Section G and no other part of this Certificate of Incorporation).

         (1)      Dividend Rights.

                  (a)  Dividends  shall be  payable  on the  shares  of Series D
Preferred Stock for the Initial Dividend Period (as defined below) and each annual dividend period (an "Annual Dividend Period") thereafter (the Initial Dividend Period and each subsequent Annual Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Annual Dividend Periods shall commence on each anniversary date of the effective time of the merger of the Corporation with BCP/KROG Merger Corp. (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Annual Dividend Period, with the first such Dividend Period (the "Initial Dividend Period") commencing on the date of the Effective Time, in an amount, for each share of Series D Preferred Stock, equal to the sum of:

                  (i) 9% of the Cash Liquidation Preference (as defined below) as of the first day of the Dividend Period, plus

                  (ii) the amount of any cash or non-cash dividends (with the latter being paid in kind), if any, paid on the "Participation Number" of shares of Common Stock during the Dividend Period then ending. The Participation Number initially is [ ](3) and is subject to adjustment from time to time as provided below.

Dividends shall accrue and be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when, as and if declared by the Board of Directors, on each anniversary date of the Effective Time. Dividends shall accrue whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                  (b) Dividends payable on this Series for any period greater or less than an Annual Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

-----------------------
(3) Number to be inserted will be equal to (i) a number representing 0.77% of fully diluted shares at closing (without regard to newly granted options) divided by (ii) 30,000.

                  (c) No full dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares on this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other series of Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other series of Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears. Notwithstanding the foregoing, nothing herein shall prevent the Corporation from declaring and paying dividends (i) on the Preferred Stock of any series ranking on a parity with this Series which dividends consist of additional shares of Preferred Stock ranking on a parity with this Series, or (ii) as otherwise provided in paragraph (d) below.

                  (d) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 1) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

         (2)      Participation Interest.

                  (a) The Participation Number shall be adjusted from time to time as follows:

                  (i) In case the Corporation shall subdivide or split the outstanding Common Stock into a greater number of shares or (y) combine the outstanding Common Stock into a smaller number of shares, the Participation Number shall be adjusted so as to represent the number of shares of Common Stock of the Corporation which would be represented by the then applicable Participation Number upon the effective date of the subdivision or combination. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the relevant effective date.

                  (ii) Whenever the Participation Number is adjusted as herein provided, the Corporation shall file with the transfer agent a certificate, signed by the Treasurer, chief financial officer, principal accounting officer or Controller of the Corporation, setting forth the Participation Number after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment; provided, however, that the failure of the Corporation to file such officers' certificate shall not invalidate any corporate action by the Corporation.

                  (b) Whenever the Participation Number is adjusted as provided in paragraph (a), the Corporation shall cause to be mailed to each holder of shares of this Series at its then registered address by first-class mail, postage prepaid, a notice of such adjustment of the Participation Number setting forth such adjusted Participation Number and the effective date of such adjusted Participation Number; provided, however, that the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation.

                  (c) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting the redemption of shares of this Series, the full number of shares of Common Stock deliverable upon the redemption of all outstanding shares of this Series not theretofore redeemed.

                  (d) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on redemption of shares of this Series pursuant hereto or in liquidation; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of shares of this Series to be redeemed or paid in liquidation and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (e) Notwithstanding any other provision herein to the contrary, if any of the following events occur, namely (x) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (y) any consolidation, merger or combination of the Corporation with or into another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (z) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then appropriate provision shall be made so that the then applicable Participation Number shall thereafter be represented by the kind and amount of the shares of stock and securities or other property or assets (including cash) that would have been receivable upon such reclassification, change, consolidation, merger, combination, sale, or conveyance by a holder of such Participation Number immediately prior to such reclassification, change, consolidation, merger, combination, sale, or conveyance. The adjustments described in this paragraph (e) shall be subject to further adjustments as appropriate that shall be as nearly equivalent as may be practicable to the relevant adjustment provided for in this paragraph (e).

         (3)      Optional Redemption.

                  (a) At any time on or after the Effective Time, the shares of this Series are redeemable, in whole or in part, at the option of the Corporation, at a redemption price per share of this Series equal to their Cash Liquidation Preference as of the date fixed for redemption plus a number of shares of Common Stock equal to the Participation Number as of the date fixed for redemption. Shares of Common Stock issued as part of such redemption price will thereupon be duly authorized, validly issued, fully paid and non-assessable.

                  (b) In the event the Corporation shall elect to redeem shares of this Series, the Corporation shall give notice to the holders of record of shares of this Series being so redeemed, not less than 30 nor more than 60 days prior to such redemption, by first class mail, postage prepaid, at their addresses as shown on the stock registry books of the Corporation that said shares are being redeemed, provided that without limiting the obligation of the Corporation hereunder to give the notice provided in this Section 3(b), the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                  (c) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

                  (d) Notice having been mailed as aforesaid, from and after the applicable redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of this Series to be redeemed on such redemption date shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                  (e) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                  (f) Notwithstanding the foregoing provisions of this Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

         (4)      Mandatory Redemption.

                  (a) On and after the twelfth anniversary of the Effective Time, the shares of Series D Preferred Stock shall be subject to mandatory redemption by the Corporation at the option of the holder at any time at a redemption price per share of this Series equal to their Cash Liquidation Preference as of the date of redemption plus a number of shares of Common Stock equal to the Participation Number as of the applicable redemption date. Shares of Common Stock issued as part of such redemption price will thereupon be duly authorized, validly issued, fully paid and non-assessable.

                  (b) The Corporation shall give notice to the holders of record of shares of this Series of this mandatory redemption right not less than 30 nor more than 60 days prior to the twelfth anniversary of the Effective Time, by first class mail, postage prepaid, at their addresses as shown on the stock registry books of the Corporation that said shares are being redeemed. Each such notice shall state: (i) that, on and after such twelfth anniversary date, such holder has the right to require the Corporation to repurchase for cash all of such holder's shares of this Series; (ii) the redemption price as of the twelfth anniversary date; (iii) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (iv) that dividends on the shares to be redeemed will cease to accrue as of the date certificates for such shares are surrendered for redemption.

                  (c) Upon surrender of the certificates for any shares to be redeemed at the holder's option (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. From and after the applicable redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of this Series to be redeemed on such redemption date shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. In case fewer than all the shares represented by any such certificate are to be redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                  (d) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                  (e) Notwithstanding the foregoing provisions of this Section 4, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

         (5)      Mandatory Conversion.

                  (a) Mandatory Conversion at the Corporation's Option; Conversion Price. At the sole option of the Corporation, any and all of the outstanding shares of the Series D Preferred Stock may be converted, as of the date (the "Conversion Date") specified by the Corporation in its notice for such conversion, into the number of shares of Common Stock equal, for each such share of Series B Preferred Stock, to the sum of (A) the quotient obtained by dividing
(i) the Cash Liquidation Preference as of the Conversion Date by (ii) the then applicable Conversion Price, plus (B) the Participation Number as of the Conversion Date. The Conversion Price initially is $18 and is subject to adjustment as described below. The Corporation shall make no payment or adjustment on account of any dividends accrued and unpaid on any shares of the Series D Preferred Stock following the Conversion Date for such shares. In case of the call for redemption of any shares of the Series D Preferred Stock, such right of conversion shall cease and terminate, as to the shares designated for redemption, at the close of business on the business day preceding the date fixed for redemption unless default shall be made in the payment of the redemption price thereon.

                  (b) Conversion Mechanics; Conversion Notice; Surrender. At least five but no more than forty-five days prior to any Conversion Date, written notice shall be provided to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series D Preferred Stock to be converted, at the address last shown on the records of the Corporation for such holder, notifying such holder of the conversion to be effected, specifying the number of shares to be converted, the Conversion Date, the Conversion Price, the number of shares of Common Stock to be received upon conversion, the address of the office of the Transfer Agent and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his or its certificate or certificates representing the shares to be converted (the "Conversion Notice").

                  In order to  receive  certificates  evidencing  the  shares of
Common Stock into which Series D Preferred Stock has been converted, a holder of shares of the Series D Preferred Stock so converted must (A) surrender the certificate or certificates therefor, duly endorsed if required by the Corporation, at the office of the Transfer Agent, and (B) state in writing therein the name or names and the denominations in which such holder wishes the certificate or certificates for the Common Stock to be issued. The Corporation will, as soon as practicable thereafter, cause to be issued and delivered to such holder, or such holder's designee or designees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with a certificate or certificates representing any shares of the Series D Preferred Stock which are not to be converted but which shall have constituted part of the shares of the Series D Preferred Stock represented by the certificate or certificates so surrendered.

                  (c) Status Series D Preferred Stock After Conversion. Shares of the Series D Preferred Stock converted pursuant to this Section 5 shall, after such conversion, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are designated as part of a particular series by the Board of Directors.

                  (d) The Conversion Price shall be adjusted from time to time as follows:

                  (i) In case the Corporation shall (x) pay a dividend or make a distribution on the Common Stock in shares of Common Stock, (y) subdivide the outstanding Common Stock into a greater number of shares or (z) combine the outstanding Common Stock into a smaller number of shares, the Conversion Price shall be adjusted so that the holder of any share of this Series thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Corporation which he would have owned or have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the record date in the case of a dividend or the effective date in the case of subdivision or combination. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the record date in the case of a dividend, except as provided in subparagraph (viii) below, and shall become effective immediately after the effective date in the case of a subdivision or combination. Such adjustments shall be made successively whenever any event listed above shall occur. No adjustment in the Conversion Price shall be made if, at the same time as the Corporation shall issue shares of Common Stock as a dividend or distribution on the outstanding shares of Common Stock which would otherwise call for an adjustment in the Conversion Price, the Corporation shall issue shares of Common Stock as a dividend or distribution on the outstanding shares of this Series equivalent to the number of shares distributable on the shares of Common Stock into which this Series is then convertible.

                  (ii) In case the Corporation shall issue options, rights or warrants to all holders of shares of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined for purposes of this subparagraph (ii) in subparagraph (v) below), at the record date for the determination of stockholders entitled to receive such options, rights or warrants, the Conversion Price in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the record date for issuance of such rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the record date for issuance of such rights or warrants plus the number of additional shares of Common Stock receivable upon exercise of such rights or warrants. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subparagraph (viii) below, after such record date. In determining whether any rights or warrants entitled the holders of the shares of this Series to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Corporation for such rights or warrants plus the exercise price thereof, the value of such consideration or exercise price, as the case may be, if other than cash, to be reasonably determined by the Board acting in good faith.

                  (iii) In case the Corporation shall distribute to all holders of Common Stock any shares of capital stock of the Corporation (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Corporation or dividends payable in Common Stock) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights or warrants referred to in subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then, in each such case, unless the Corporation elects to reserve such Securities for distribution to the holders of the shares of this Series upon the conversion of the shares of this Series so that any such holder converting shares of this Series will receive upon such conversion, in addition to the shares of the Common Stock to which such holder is entitled, the amount and kind of such securities which such holder would have received if such holder had, immediately prior to the record date for the distribution of the Securities, converted its shares of this Series into Common Stock, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the current market price per share (as defined for purposes of this subparagraph (iii) in subparagraph (v) below) of the Common Stock on the record date mentioned above less the then fair market value (as reasonably determined by the Board of Directors acting in good faith, whose determination shall be conclusive) of the portion of the Securities so distributed applicable to one share of Common Stock, and the denominator of which shall be the current market price per share (as defined in subparagraph (v) below) of the Common Stock; provided, however, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the current market price per share (as defined in subparagraph (v) below) of the Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of shares of this Series shall have the right to receive the amount and kind of Securities such holder would have received had he converted each such share of this Series immediately prior to the record date for the distribution of the Securities. Such adjustment shall become effective immediately, except as provided in subparagraph (viii) below, after the record date for the determination of shareholders entitled to receive such distribution.

                  (iv) If, pursuant to subparagraph (ii) or (iii) above, the number of shares of Common Stock into which a share of this Series is convertible shall have been adjusted because the Corporation has declared a dividend, or made a distribution, on the outstanding shares of Common Stock in the form of any right or warrant to purchase securities of the Corporation, or the Corporation has issued any such right or warrant, then, upon the expiration of any such unexercised right or unexercised warrant, the Conversion Price shall forthwith be adjusted to equal the Conversion Price that would have applied had such right or warrant never been declared, distributed or issued.

                  (v) For the purpose of any computation under subparagraph (ii) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the reported last sales prices for the thirty consecutive Trading Days (as defined below) commencing forty-five Trading Days before the date in question. For the purpose of any computation under subparagraph (iii)) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the reported last sales prices for the ten consecutive Trading Days before the date in question. The reported last sales price for each day (whether for purposes of subparagraph (ii) or subparagraph
         (iii) shall be the reported last sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange at such time, on the principal national securities exchange on which the Common Stock is listed or admitted to trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if the Common Stock is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for the Common Stock on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such date as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board of Directors or a committee thereof or, if no such quotations are available, the fair market value of the Common Stock as reasonably determined by the Board of Directors acting in good faith or a committee thereof. As used herein, the Term "Trading Day" with respect to Common Stock means (x) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business or (y) if the Common Stock is quoted on the National Market System of the NASDAQ, a day on which trades may be made on such National Market System or (z) otherwise, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (vi) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subparagraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest .01 of a share, as the case may be, with one-half cent and .005 of a share, respectively, being rounded upward. Anything in this paragraph (d) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable.

                  (vii)  Whenever  the  Conversion  Price is  adjusted as herein provided, the Corporation shall file with the transfer agent a certificate, signed by the Treasurer, chief financial officer, principal accounting officer or Controller of the Corporation, setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of correctness of such adjustment; provided, however, that the failure of the Corporation to file such officers' certificate shall not invalidate any corporate action by the Corporation.

                  (viii) In any case in which this paragraph (d) provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (y) issuing to the holder of any share of this Series converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (z) paying to such holder any amount of cash in lieu of any fractional share of Common Stock pursuant to paragraph (c) of this
         Section 5.

                  (e) Whenever the Conversion Price is adjusted as provided in paragraph (d), the Corporation shall cause to be mailed to each holder of shares of this series at its then registered address by first-class mail, postage prepaid, a notice of such adjustment of the Conversion Price setting forth such adjusted Conversion Price and the effective date of such adjusted Conversion Price; provided, however, that the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation.

                  (f) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued share of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of shares of this Series, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of this Series not theretofore converted. For purposes of this paragraph (f), the number of shares of Common Stock which shall be deliverable upon conversion of all outstanding shares of this Series shall be computed as if at the time of computation all such outstanding shares were held by a single holder. Shares of Common Stock issued upon such conversion will thereupon be duly authorized, validly issued, fully paid and non-assessable.

                  (g) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of shares of this Series pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of shares of this Series to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation that such tax has been paid.

                  (h)   Notwithstanding   any  other  provision  herein  to  the
contrary, if any of the following events occur, namely (x) any reclassification or change of outstanding shares of

Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (y) any consolidation, merger or combination of the Corporation with or into another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (z) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then appropriate provision shall be made so that, upon the Corporation's exercise of its right to convert, the holder of each share of this Series then outstanding shall upon such conversion receive the kind and amount of the shares of stock and securities or other property or assets (including cash) that would have been receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such share of this Series immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. The adjustments described in this paragraph (h) shall be subject to further adjustments as appropriate that shall be as nearly equivalent as may be practicable to the relevant adjustment provided for in this paragraph (h). If, in the case of any such consolidation, merger, combination, sale or conveyance, the stock or other securities and property receivable thereupon by a holder of shares of Common Stock includes shares of stock, securities or other property or assets (including cash) of an entity other than the successor or acquiring entity, as the case may be, in such consolidation, merger, combination, sale or conveyance, then the Corporation shall enter into an agreement with such other entity for the benefit of the holders of this Series that shall contain such provisions to protect the interests of such holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

                  (i) Upon any conversion of shares of this Series, the shares of this Series so converted shall have the status of authorized and unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

         (6) Voting Rights. The shares of this Series D Preferred Stock shall have the right to vote on all matters on which the holders of shares of Common Stock are entitled to vote. For purposes of such voting, each share of Series D Preferred Stock shall have the number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of Series D Preferred Stock pursuant to Section 5. In addition, unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any certificate of designations or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series.

         (7)      Liquidation Rights.

                  (a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, a stated value in the amount of $1,000 per share of this Series, plus accrued and unpaid dividends thereon (the "Cash Liquidation Preference"), plus the securities, cash or other property receivable in such dissolution, liquidation or winding up by the Participation Number of shares of Common Stock.

                  (b) After the payment to the holders of shares of this Series of the full amount of the liquidating distribution to which they are entitled under this Section 7, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                  (c) If, upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                  (d) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 7.

                  (e) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7 before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

         (8) Ranking. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                  (a) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series; and

                  (b) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provision, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                  (c) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of the Corporation shall rank on a parity with the Series D Preferred Stock.


                  FIFTH: The Board of Directors shall be authorized to make, amend, alter, change, add to or repeal the By-Laws of the Corporation in any manner not inconsistent with the laws of the State of Delaware, subject to the power of the stockholders to amend, alter, change, add to or repeal the By-Laws made by the Board of Directors.


                  SIXTH:

         A.       To the fullest  extent  permitted  by the laws of the State of
Delaware:

         (1) The Corporation shall indemnify any person (and such person's heirs, executors or administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, for and against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person described in such sentence in connection with any action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such action, suit or proceeding (or part thereof) by such person was authorized by the Board of Directors. The Corporation may indemnify any person (and such person's heirs, executors or administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person is or was an employee or agent of the Corporation or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, for and against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals.

         (2) The Corporation shall promptly pay expenses incurred by any person described in the first sentence of subsection 1. of this Article Sixth, Section
A. in defending any action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, including appeals, upon presentation of appropriate documentation.

         (3) The Corporation may purchase and maintain insurance on behalf of any person described in subsection 1. of this Article Sixth, Section A. against any liability asserted against such person, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article Sixth, Section A. or otherwise.

         (4) The provisions of this Article Sixth, Section A. shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption. The provisions of this Article Sixth, Section A. shall be deemed to be a contract between the Corporation and each director or officer who serves in such capacity at any time while this Article Sixth, Section A. and the relevant provisions of the laws of the State of Delaware and other applicable law, if any, are in effect, and any repeal or modification hereof shall not affect any rights or obligations then existing with respect to any state of facts or any action, suit or proceeding then or theretofore existing, or any action, suit or proceeding thereafter brought or threatened based in whole or in part on any such state of facts. If any provision of this Article Sixth, Section A. shall be found to be invalid or limited in application by reason of any law or regulation, it shall not affect the validity of the remaining provisions hereof. The rights of indemnification provided in this Article Sixth, Section A. shall neither be exclusive of, nor be deemed in limitation of, any rights to which an officer, director, employee or agent may otherwise be entitled or permitted by contract, this Amended and Restated Certificate of Incorporation, vote of stockholders or directors or otherwise, or as a matter of law, both as to actions in such person's official capacity and actions in any other capacity while holding such office, it being the policy of the Corporation that indemnification of any person whom the Corporation is obligated to indemnify pursuant to the first sentence of subsection 1. of this Article Sixth, Section A. shall be made to the fullest extent permitted by law.

         (5) For purposes of this Article Sixth, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries.

         B. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

                  SEVENTH: The Corporation reserves the right to amend and repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by subchapter VIII of the General Corporation Law of the State of Delaware. All rights herein conferred are granted subject to this reservation.


         IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation on ___________ __,____ .


                                           ----------------------------------
                                           Name:  [                        ]
                                           Title: President and Chief
                                                  Operating Officer

                                                                      APPENDIX F

                                     FORM OF
                              AMENDED AND RESTATED
                                     BY-LAWS
                         OF KROLL-O'GARA HOLDINGS, INC.

         Pursuant to the Amended and Restated Certificate of Incorporation of the Corporation (formerly named "Kroll Electronic Recovery, Inc." and renamed "Kroll-O'Gara Holdings, Inc.") and ss.109 of DGCL, on November ____, 1999 the Board of the Directors of the Corporation hereby amends and restates the by-laws of the Corporation as follows:


                                    ARTICLE I

                                     OFFICES

                  Section 1. Registered Office. The registered office of the Corporation in the State of Delaware shall be c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, and the name of its registered agent shall be The Corporation Trust Company, or such other person or entity as the Board of Directors may from time to time designate.

                  Section 2. Additional Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

                  Section 1. Place of Meetings. The Board of Directors shall have the power to designate any place within or without the State of Delaware for the holding of any meeting or meetings of stockholders; in the absence of such a designation by the Board of Directors, the stockholders shall have the power to designate the place for such meeting or meetings by obtaining written consent of all the persons entitled to vote thereat; provided, that, in the absence of any such designation, stockholders meetings shall be held at the principal office of the Corporation.

                  Section 2.  Annual Meetings.

                  (a) The annual meeting of the stockholders shall be held at such date and time as determined by the Board of Directors. At the annual meeting, the stockholders shall elect, in the manner provided in the Amended and Restated Certificate of Incorporation, a Board of Directors, consider reports of the affairs of the Corporation, and transact such other business as may properly be brought before the meeting.

                   (b) If the election of Directors shall not be held at the time designated for any annual meeting, or any adjournment of such meeting, the Board of Directors shall call a special meeting of the stockholders as soon as conveniently possible thereafter. At such meeting, the election of Directors shall take place, and such election and any other business transacted thereat shall have the same force and effect as at an annual meeting duly called and held.

                  Section 3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Amended and Restated Certificate of Incorporation, may be called by a Co-Chairman of the Board or the President, or shall be called by the President or the Secretary at the request in writing by one or more stockholders holding not less than one-half of all the shares entitled to vote at such meeting. Such request shall state the purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. The President or Co-Chairman of the Board so calling, or the stockholders so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

                  Section 4. Notice of Meeting; Waiver of Notice. Except as otherwise provided below, each stockholder of record entitled to vote at the meeting shall be given in person, or by mail, or by telecopier, written or printed notice of the purpose or purposes, and the time and place within or without the State of Delaware of every meeting of stockholders. Such notice shall be delivered not less than ten (10) days nor more than sixty (60) days before the meeting. Notice is given, if mailed, when deposited in the United States mail, postage prepaid, or if telecopied, when sent to the stockholder at his telecopier number as it appears on the records of the Corporation unless the stockholder shall have requested of the Secretary, in writing, that notice intended for him be telecopied to some other telecopier number, in which case the notice shall be transmitted to the number so designated. If a stockholder gives no address or telecopier number, notice shall be deemed to have been given him if sent by mail or other means of written communication addressed to the place where the principal office of the Corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said office is located. However, no publication of the notice of meeting shall be required. A stockholder may waive the notice of meeting by attendance, either in person or by proxy, at the meeting, or by so stating in writing, either before or after such meeting. Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened shall not, however, constitute a waiver of notice. Except where otherwise required by law, notice need not be given of any adjourned meeting of the stockholders.

                  Section 5. Affidavit of Notice. Whenever any stockholder entitled to vote has been absent from any meeting of stockholders whether annual or special, an affidavit of the Secretary or an Assistant Secretary or the transfer agent of the Corporation to the effect that notice has been duly given shall in the absence of fraud be prima facie evidence that due notice of such meeting was given to such stockholder, as required by law and the By-Laws of the Corporation.

                  Section 6. Consent to Stockholders' Meetings. Any action taken at any meeting of stockholders, however called and noticed, shall be valid as though taken at a meeting held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the stockholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                  Section 7. Consent of Stockholders in Lieu of Meeting. Any action that might otherwise be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action by any provision of the statutes or of the Amended and Restated Certificate of Incorporation or of these By-Laws, at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                  Section 8. Quorum. Except as otherwise provided by law, the holders of a majority of the shares entitled to vote thereat, present in person, or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person, or by proxy, shall have the power to adjourn the meeting from time to time, until the requisite amount of voting shares shall be present. At such adjourned meeting at which the requisite amount of voting shares shall be represented, any business may be transacted that might have been transacted at the meeting as originally notified.

                  Section 9.  Closing of Transfer Books; Record Date.

                  (a) In order to determine the holders of record of the Corporation's stock who are entitled to notice of meetings, to vote at a meeting or adjournment thereof, or to receive payment of any dividend, or to make a determination of the stockholders of record for any other proper purpose, the Board of Directors of the Corporation may order that the Stock Transfer Books be closed for a period not to exceed sixty (60) days. If the purpose is to determine who is entitled to notice of a meeting and to vote at such meeting, the Stock Transfer Books shall be closed for at least ten (10) days preceding such meeting.

                  (b) In lieu of closing the Stock Transfer Books, the Board of Directors may fix a date as the record date for such determination of stockholders. Such date shall not be more than sixty (60) days prior to the date of the action which requires such determination, nor in the case of a stockholders, meeting, shall it be less than ten (10) days in advance of such meeting.

                   (c) If the Stock Transfer Books are not closed and no record date is fixed for determination of the stockholders of record entitled to notice or to vote at a meeting of stockholders, the day next preceding the day on which notice of the meeting is mailed, or for any other purpose the day on which the resolution of the Board of Directors relating thereto is adopted, as the case may be, shall be the record date for such determination of stockholders.

                  Section 10.  Voting List.

                  (a) A complete list of the stockholders of the Corporation entitled to vote at the ensuing meeting, arranged in alphabetical order, and showing the address of, and number of shares owned by each stockholder, shall be prepared by the Secretary or other officer or the transfer agent of the Corporation having charge of the Stock Transfer Books. This list shall be kept on file for a period of at least ten (10) days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where that meeting is to be held, and shall be subject to inspection during the ordinary business hours for any purpose germane to the meeting by any stockholder. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting.

                  (b) The original Stock Transfer Books shall be prima facie evidence as to who are the stockholders entitled to examine such list or to vote at any meeting of the stockholders.

                  Section 11. Proxies. Every stockholder entitled to vote or execute consents may do so either in person or by one or more agents authorized by a written proxy executed by the person or his duly authorized agent and filed with the Secretary of the Corporation, but no proxy shall be valid or acted upon after three years from its date, unless the proxy provides for a longer period.

                  Section 12. Presiding Officer; Order of Business; Conduct of Meeting.

                  (a) Meetings of the stockholders shall be presided over by such person as shall be designated by a Co-Chairman of the Board, or in his absence, by the President. The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as secretary of the meeting.

                  (b) Meetings of stockholders shall generally follow accepted rules of parliamentary procedure.

                  Section 13. Voting. Except as otherwise provided by law or by the Amended and Restated Certificate of Incorporation, holders of common stock of the Corporation shall be entitled to vote upon matters to be voted upon by the stockholders. At each meeting of stockholders held for any purpose, each stockholder of record of stock entitled to vote thereat shall be entitled to vote the shares of such stock standing in his name on the books of the Corporation on the date determined in accordance with Section 9 of this Article II, each such share entitling him to one vote.

                  If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by law or the Amended and Restated Certificate of Incorporation.

                  The voting shall be by voice or by ballot as the chairman may decide, except that upon demand for a vote by ballot on any question or election, made by any stockholder or his proxy present and entitled to vote on such question or election, such vote by ballot shall immediately be taken.

                  Section 14. Voting of Stock of Certain Holders. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the By-Laws of this Corporation may prescribe, or in the absence of such provision, as the board of directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

                  Section 15. Treasury Stock. The Corporation shall not vote, directly or in erectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares.

                  Section 16. Adjournment. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  Section 17. Inspections of Election. In advance of any meeting of stockholders, the Board of Directors may appoint to office inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, the chairman of any such meeting may, and on the request of any stockholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more stockholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the chairman.

                  The inspectors of election, impartially, in good faith, to the best of their ability, and as expeditiously as is practical, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity, and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine the result; and do such acts as may be proper to conduct the election or vote with fairness to all stockholders. If there are three inspectors of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all. On request of the chairman of the meeting or of any stockholder or his proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.

                                   ARTICLE III

                              DIRECTORS--MANAGEMENT

                  Section 1. Powers. Subject to the limitation of the Amended and Restated Certificate of Incorporation, of these By-Laws and of the Laws of the State of Delaware as to actions to be authorized or approved by the stockholders, all corporate powers shall be exercised by or under authority of, and the business and affairs of this Corporation shall be controlled by, a Board of Directors.

                  Section 2. Qualifications and Number of Directors. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The number of directors constituting the Board of Directors shall be no less than three and no more than eleven and shall be fixed from time to time by the Board of Directors.

                  Section 3. Election and Tenure of Office. Each director shall be elected at the annual meeting of the stockholders or at a special meeting called for that purpose, a quorum being present, to serve until the next annual meeting of the stockholders or until his successor is elected and qualified, or until his earlier resignation or removal. His term of office shall begin immediately after election. No election need be by written ballot. If the election of directors shall not be held on the day designated for any annual meeting or any adjournment of such meeting, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as may be convenient.

                  Section 4. Removal of Directors. Any director may be removed at any time, either with or without cause, by the affirmative vote of a majority in voting power of the stockholders of record of the Corporation entitled to elect a successor, and present in person or by proxy at a special meeting of such stockholders of which express notice of the intention to transact such business was given and at which a quorum shall be present.

                  Section 5.  Vacancies.

                  (a) Vacancies in the Board of Directors may be filled by the affirmative vote of a majority in voting power of the stockholders of record of the Corporation entitled to elect a successor, and present in person or by proxy at the annual meeting of stockholders or at a special meeting called for that purpose, a quorum being present, and each director so elected shall hold office until his successor is elected at an annual meeting of stockholders or at a special meeting called for that purpose.

                  (b) A vacancy or vacancies shall be deemed to exist in case of the death, resignation or removal of any director, or if stockholders shall increase the authorized number of directors but shall fail at the meeting at which such increase is authorized, or at an adjournment thereof, to elect the additional director so provided for which they are entitled to elect, or in case the stockholders fail at any time to elect the full number of authorized directors which they are entitled to elect.

                  Section 6. Resignations. Any director of the Corporation may resign at any time, in writing, by notifying a Co-Chairman of the Board or the President of the Corporation. Such resignation shall take effect at the time therein specified; and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

                  Section 7. Place of Meetings. Meetings of the Board of Directors shall be held at any place within or without the State of Delaware as designated for that purpose, from time to time, by resolution of the Board of Directors or written consent of all the members of the Board. Any meeting shall be valid, wherever held, if approved by the written consent of all members of the Board of Directors, given either before or after the meeting and filed with the Secretary of the Corporation.

                  Section 8. Telephonic Meetings. Members of the Board of Directors may participate in a meeting of such Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Article III, Section 8 shall constitute presence in person at such meeting.

                  Section 9. Annual Meeting. Immediately following each annual meeting of stockholders, the Board of Directors shall hold an annual meeting of directors for the purpose of organization, election of officers, and the transaction of other business. Such annual meeting of directors may be held at any other time or place specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or in a waiver of notice thereof.

                  Section 10. Regular Meetings. Regular meetings of the Board of Directors may be held at such times and places as may be fixed from time to time by action of the Board of Directors.

                  Section 11. Special Meetings and Notice Thereof. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by a Co-Chairman of the Board, the President or by a majority of the directors then in office.

                  Notice of the time and place of special meetings shall be given orally in person or by telephone, or written and delivered personally to the directors or sent to each director by letter or by telegram, charges prepaid, addressed to him at his address as it is shown upon the records of the Corporation or if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the place in which the principal office of the Corporation is located at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of such meeting. Such mailing, telegraphing or delivery as above provided shall be due, legal and personal notice to such director.

                  Section 12. Waiver of Notice. Any action taken at any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though taken at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                  Section 13. Notice of Adjournment. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

                  Section 14. Quorum; Voting. Unless specified otherwise in the Amended and Restated Certificate of Incorporation, a majority of the total number of directors duly qualified, elected and serving as such, shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the voting power of the directors present at any meeting at which there is a quorum when duly assembled, is valid as a corporate act; provided that a minority of the voting power of the directors, in the absence of a quorum, may adjourn the meeting from time to time, but may not transact any business.

                  Section 15. Directors Acting Without a Meeting. Any action require or permitted to be taken by the Board of Directors or a committee of directors under any provision of this Article may be taken without a meeting, if all members of the Board or the committee shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board, or committee. Such action by written consent shall have the same force and effect as a unanimous vote of such directors. Any certificate or other document filed under any provision of the Article that relates to action so taken shall state that the action was taken by unanimous written consent of the Board of Directors without a meeting, and that the By-Laws authorize the directors to so act, and such statement shall be prima facie evidence of such authority.

                  Section 16. Compensation. Directors, and members of any committee of the Board of Directors, may be awarded such reasonable compensation for their services as Directors and members of any such committee as may be fixed from time to time by resolution of the Board of Directors and may also be awarded reimbursement for any reasonable expenses incurred in attending such meetings. The compensation of Directors may be on such basis as is determined by the resolution of the Board of Directors. Any Director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving reasonable compensation for such other services.

                  Section 17.  Committees.

                  (a) The Board of Directors, resolution or resolutions adopted by a majority of the members of the whole Board, may appoint an Executive Committee. Such committee shall consist of one or more members of the Board of Directors and shall include each Co-Chairman of the Board and the President. Such committee shall have and may exercise all the powers and authority of the Board of Directors except as the Board may specifically reserve by resolution and may authorize the seal of the Corporation to be affixed to all papers that may require it.

                  (b) The Board of Directors, by resolution or resolutions adopted by a majority of the members of the whole Board, may also appoint such other committees as it may deem appropriate. Each such committee shall consist of one or more members of the Board of Directors and shall have only such authority as the Board may specifically delegate by resolution. A Co-Chairman of the Board or the President shall be an ex officio member with full voting power of each committee.

                   (c) No committee shall have the power or authority in reference to amending the Amended and Restated Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and, unless the resolution, By-Laws or Amended and Restated Certificate of Incorporation expressly so provide, no committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

                  (d) A majority of each committee may determine its action and may fix the time and place of its meetings, unless provided otherwise by the Board of Directors. The Board of Directors shall have the power at any time to fill vacancies in, to change the size or membership of and to discharge any such committee. No member of the committee shall continue to be a member of it after he ceases to be a director of the Corporation.

                  (e) Each committee shall keep a written record of its acts and proceedings and shall submit such record to the Board of Directors at such times as requested by the Board of Directors. Failure to submit such record, or failure of the Board of Directors to approve any action indicated therein will not, however, invalidate such action to the extent it has been carried out by the Corporation prior to the time the record of such action was, or should have been, submitted to the Board of Directors as herein provided.

                  Section 18. Manner of Acting. The act of the majority of the voting power of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

                                   ARTICLE IV

                                    OFFICERS

                  Section 1. Number. The officers of the Corporation shall be one Chairman and one Vice Chairman of the Board, a Chief Executive Officer, a President, a Treasurer, and a Secretary, and where elected, one or more Vice-Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, and the holders of such other offices as may be established in accordance with the provisions of Section 3 of this Article. Any person may hold two or more offices, except that no person shall hold the office of Chief Executive Officer or President and Secretary simultaneously. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the Corporation in more than one capacity, if such instrument is required by law, by these By-Laws or by any act of the Corporation to be executed, acknowledged, verified or countersigned by two or more officers.

                  Section 2. Election; Term of Office. The principal officers shall be chosen annually by the Board of Directors at the first meeting of directors held after the annual meeting of shareholders, or as soon thereafter as it is conveniently possible. Each officer shall serve until his successor shall have been chosen and qualified, or until his death, resignation or removal in the manner hereinafter provided. None of the officers need be a director, and none of the officers need be a stockholder of the Corporation.

                  Section 3. Subordinate Officers, Etc. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-Laws or as the Board of Directors may from time to time determine.

                  Section 4. Removal and Resignation. Any officer may be removed, either with or without cause, at any time by a majority vote of the Board of Directors then in office whenever in its judgment the best interests of the Corporation will be served by so doing. Any officer or agent may also be removed, with or by any officer having the authority to choose or appoint the officer or agent with or without cause. Any such removal shall be without prejudice to the recovery of damages for breach of contract rights, if any, of the person removed. Election or appointment of any officer or agent shall not of itself, however, create contract rights.

                  Any officer may resign at any time by giving written notice to the Board of Directors or to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. No resignation hereunder, or the acceptance thereof by the Board of Directors, shall prejudice the contract or other rights, if any, of the Corporation with respect to the person resigning.

                  Section 5. Vacancies. The Board of Directors shall have the power to fill any vacancies in any office occurring for any reason.

                  Section 6. Chairmen of the Board. The Chairman or, if the Chairman is unavailable shall preside at all meetings of the shareholders and at all meetings of the Board of Directors. The Chairman or Co-Chairmen of the Board, together with the President, shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The Chairman or Co-Chairmen of the Board may sign with the President or the Secretary or any other officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these By-Laws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. The Chairman or Co-Chairmen of the Board or a designee shall have full power and authority to cast, in the manner authorized by the Board of Directors, any votes that the Corporation is entitled to cast as a stockholder of another corporation. The Co-Chairmen of the Board shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee.

                  Section 7. President. The President shall be the Chief Executive Officer of the Corporation and shall have general supervision, direction and control of the business and all other officers of the Corporation (except the Co-Chairmen), and shall have such other general powers and duties of management usually vested in the office of President of a corporation. The President, together with the Co-Chairmen of the Board, shall formulate and submit to the Board of Directors matters of general policy for the Corporation. The President, together with the Co-Chairmen of the Board, shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The President shall have the power to fix the compensation, including, if applicable, salaries and bonuses, of all officers, agents and employees of the Corporation. The President shall keep the Board of Directors fully informed and shall consult them concerning the business of the corporation. The President may sign with the Secretary or any other officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these By-Laws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. The President shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee. In the absence of both of the Co-Chairmen of the Board, the President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors.

                  Section 8. Vice Presidents. The Vice Presidents, if any are appointed, shall perform such duties as from time to time may be assigned to them by the President. In the absence of the President, or in the event of his inability or refusal to act, the Senior Vice President (or in the event there shall be no Vice President designated Senior Vice President, any Vice President designated by the Board, or in the event that two or more Vice Presidents are designated Senior Vice President, then the first Senior Vice President to be so designated) shall perform the duties and exercise the powers of the President. The Vice Presidents shall have such other powers and authorities as are conferred upon them by these By-Laws.

                  Section 9.  Secretary.  The Secretary shall:

                  (a) Keep, or cause to be kept, a book of minutes at the principal office or such other place as the Board of Directors may order, of all meetings of directors and stockholders, with the time and place of holding, whether regular or special and if special, how authorized, the notice thereof given, the names of those directors and stockholders present at the directors' meeting, the number of shares present or represented at stockholders meetings and the proceedings thereof;

                  (b) Keep, or cause to be kept, at the principal office or at the office of the Corporation's transfer agent, or Registrar, a share register, or a duplicate share register, showing the names of the stockholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; the number and date of every certificate surrendered for cancellation;

                  (c) Give or cause to be given, notice of all meetings of stockholders and the Board of Directors, as required by these By-Laws or by law to be given;

                  (d) Sign with the Chairman or the President, certificates for shares of the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors;

                  (e) Have general charge of the Stock Transfer Books of the Corporation; and

                  (f) Keep the seal of the Corporation in safe custody, and shall have other powers and perform such other duties as may be prescribed by the Co-Chairmen of the Board, the President, or by the Board of Directors.

                  Section 10. Assistant Secretaries. The Assistant Secretary, if one is elected, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or, if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Co-Chairmen of the Board, the President, the Board of Directors, or the Secretary may prescribe.

                  Section 11.  Treasurer.  The Treasurer shall:

                  (a) Keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital surplus and surplus shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all times be open for inspection by any director;

                  (b) Deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors;

                  (c) Disburse the funds of the Corporation as may be ordered by the Board of Directors;

                  (d) Render to the Co-Chairmen of the Board, the President and the Directors, when they request it, an account of all of his or her transactions as Treasurer and of the financial condition of the Corporation; and

                  (e) Have such other powers and perform such other duties as may be prescribed by the Board of Directors, the CoChairmen of the Board or the President.

                  Section 12. Assistant Treasurers. The Assistant Treasurer, if one is elected, or if there be more than one, the assistant treasurers in the order determined by the Board of Directors (or, if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Co-Chairmen of the Board, the President, the Board of Directors, or the Treasurer may prescribe.

                                    ARTICLE V

                                 INDEMNIFICATION

                  Section 1. Actions, Etc., Other Than By or In The Right of the Corporation. The Corporation shall indemnify and hold harmless to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, other applicable law, if any, the Amended and Restated Certificate of Incorporation of the Corporation, or these By-Laws, any person (and such person's heirs, executors or administrators) who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise (hereinafter an "indemnitee"), against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and all other charges against which such person may be indemnified and held harmless that are actually and reasonably incurred by him or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals, if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. [Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person described in such sentence in connection with any action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such action, suit or proceeding (or part thereof) by such person was authorized by the Board of Directors.] The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

                  Section 2. Actions, Etc., By or In The Right of the Corporation. The Corporation shall indemnity and hold harmless to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, other applicable law, if any, the Amended and Restated Certificate of Incorporation of the Corporation, or these By-Laws, any person (and such person's heirs, executors or administrators) who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, against all expenses (including attorneys fees) and all other charges against which such person may be indemnified and held harmless that are actually and reasonably incurred by him or such heirs, executors or administrators in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless such indemnification is authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, the Amended and Restated Certificate of Incorporation of the Corporation or these By-Laws, or unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses that the Court of Chancery or other such court shall deem proper.

                  Section 3. Determination of Right of Indemnification. Any indemnification under Section 1 or Section 2 of this Article V (unless ordered by a court) shall be made by the Corporation unless a determination is reasonably and promptly made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in written opinion, or (c) by the stockholders, that such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe that his conduct was unlawful.

                  Section 4. Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Article, to the extent that an indemnitee has been successful on the merits or otherwise, including the dismissal of an action without prejudice, in defense of any proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against all expenses incurred in connection therewith.

                  Section 5. Advances of Expenses. Except as limited by Section 6 of this Article, expenses incurred in any proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding, if the indemnitee shall undertake to repay such amount in the event that it is ultimately determined, as provided herein, that such person is not entitled to indemnification. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors or, if such a quorum is not obtainable or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that, based upon the facts known to the board of directors or independent legal counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Board of Directors or independent legal counsel reasonably determine that such person deliberately breached his duty to the Corporation or its shareholders.

                  Section 6. Right to Indemnification Upon Application; Procedure Upon Application. Any indemnification under Sections 1, 2, 3 and 4, or advance under Section 5 of this Article, shall be made promptly, and in any event within ninety (90) days, upon the written request of the indemnified person, unless with respect to applications under Sections 1, 2, 3, or 5, a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors that such person acted in a manner set forth in such Sections as to justify the Corporation's not indemnifying or making an advance to such indemnified person. In the event a quorum of disinterested directors is not obtainable, the Board of Directors shall promptly direct that independent legal counsel shall decide whether such person acted in the manner set forth in such Sections so as to justify the Corporation's not indemnifying or making an advance to such indemnified person. The right to indemnification or advance as granted by this Article shall be enforceable by the indemnitee in any court of competent jurisdiction if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if disposition of such claim is not made within ninety (90) days. The indemnitee's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

                  Section 7. Indemnification of Officers, Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses to any officer, employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors of the Corporation.

                  Section 8. Other Rights and Remedies. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Corporation and the director, officer, employee or agent who serves in such capacity at any time while these By-Laws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

                  Section 9. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

                  Section 10. Constituent Corporation. For the purposes of this Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

                  Section 11. Other Enterprises, Fines, and Serving at Corporation's Request. For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

                  Section 12. Savings Clause. If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation nevertheless shall indemnify each director of the Corporation and may indemnify each officer, employee and agent as to expenses (including attorneys fees), judgments, fines, amounts paid in settlement and any and all other charges against which such person may be indemnified and held harmless as authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, other applicable law, if any, the Amended and Restated Certificate of Incorporation of the Corporation, or these By-Laws, with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and an action by or in the name of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated or by any other applicable law.

                                   ARTICLE VI

                          RECORDS--REPORTS--INSPECTION

                  Section 1. Records. The Corporation shall maintain adequate and correct accounts, books and records of its business and properties. All of such books, records and accounts may be kept outside the State of Delaware at the offices of the Corporation in New York, New York or at such other place or places as may be designated from time to time by the Board of Directors.

                  Section 2. Inspection. The share register or duplicate share register, the books of account, and minutes of proceedings of the stockholders and directors shall be open to inspection upon the written demand of any stockholder of record, at any reasonable time, and for a purpose reasonably related to his or her interests as a stockholder. Such inspection may be made in person or by an agent or attorney, and shall include the right to make extracts. Demand for inspection shall be served upon the President, Secretary or Assistant Secretary of the Corporation.

                  Section 3. Checks, Drafts, Etc. All checks, drafts or other orders or payment of money, notes or other evidences of indebtedness issued in the name of or payable to the

Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

                  Section 4. Loans. Any officer or officers, or agent or agents of the Corporation thereunto authorized by the Board of Directors or by any duly authorized committee of directors, may effect loans or advances at any time for the Corporation, in the ordinary course of the Corporation's business, from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and when authorized to do so may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board of Directors or any duly authorized committee of directors may be general or confined to specific instances.

                  Section 5. Deposits. The Board of Directors shall select banks, trust companies or other depositories in which all funds of the Corporation not otherwise employed shall, from time to time, be deposited to the credit of the Corporation.

                  Section 6.  Voting Securities Held by the Corporation.
Unless otherwise ordered by the Board of Directors, the CoChairmen of the Board shall have full power and authority on behalf of the Corporation to attend, to act and to vote at any meeting of security holders of other corporations in which the Corporation may hold securities. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

                  Section 7. Contracts. The Board of Directors, except as the By-Laws or Amended and Restated Certificate of Incorporation otherwise specifically provide, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or agreement or to pledge its credit to render it liable for any purpose or in any amount.

                  Section 8. Inspection of By-Laws. The Corporation shall keep in its principal office for the transaction of business the original or a copy of the By-Laws as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the stockholders at all times during business hours.

                                   ARTICLE VII

                              CERTIFICATES OF STOCK

                  Section 1. Regulation. Subject to the terms of any contract of the Corporation, the Board of Directors may make such rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the stock of the Corporation, including the issue of new certificates for lost, stolen or destroyed certificates, and including the appointment of transfer agents and registrars.

                  Section 2. Certificates of Stock. Certificates representing shares of the Corporation shall be in such form as may be determined by the Board of Directors. Every stockholder shall be entitled to have a certificate signed by or in the name of the Corporation by a Co-Chairman of the Board or the President, and the Secretary or an Assistant Secretary of such Corporation, certifying the number of shares owned by him in such Corporation. If such certificate is countersigned (a) by a transfer agent other than the Corporation or its employee, or (b) by a registrar other than the Corporation or its employee, the signatures of the officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be an officer of the Corporation, issuance of certificates bearing such prior officer's signature shall have the same effect as if he were an officer at the date of issuance.

                  All certificates for shares of each class or series within a class shall be consecutively numbered. The name of the person owning the shares represented thereby with the number of shares and the date of issue shall be entered on the books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except as provided in Section 4 of this Article in the case of a lost, stolen, destroyed or mutilated certificate.

                  Section 3.  Transfer.

                  (a) Upon surrender to the Secretary or transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books unless, under any federal or state securities law or otherwise such transfer would be adverse to the best interests of the Corporation, or unless the Corporation has received notice of an adverse claim to the certificate.

                  (b) A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation; provided that whenever any transfer of shares shall be made for collateral security, and not absolutely, and written notice thereof shall be given to the Secretary of the Corporation or its transfer agent, if any, such fact shall be stated in the entry of the transfer.

                  (c) When a transfer of shares is requested and there is reasonable doubt as to the right of the person seeking the transfer, the Corporation or its transfer agent, before recording the transfer of the shares on its books or issuing any certificate therefor, may require that the person seeking the transfer provide reasonable proof of his right to the transfer. If there remains a reasonable doubt of the right to the transfer, the Corporation may refuse a transfer unless the person gives adequate security or a bond of indemnity executed by a corporate surety or by two individual sureties satisfactory to the Corporation as to form, amount, and responsibility of the sureties. The bond shall be conditioned to protect the Corporation, its officers, transfer agents, and registrars, or any of them, against loss, damage, expense, or other liability to the owner of the issuance of a new certificate for shares.

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                  Section 4.  Lost or Destroyed Certificates.

                  (a) Where the holder of a share certificate claims that the certificate has been lost, destroyed, or wrongfully taken, the Corporation shall issue a new certificate in place of the original certificate if the owner (i) requests before the Corporation has notice that the share has been acquired by a bona fide purchaser, (ii) files with the Corporation a sufficient indemnity bond and (iii) satisfies any other reasonable requirements imposed by the Board of Directors.

                  (b) Where a share certificate has been lost, apparently destroyed, or wrongfully taken and the owner fails to notify the Corporation of the fact within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the security before receiving such a notification, the owner is precluded from asserting against the Corporation any claim for registering the transfer or any claim to a new security.

                   (c) If, after the issue of a new security as a replacement for a lost, destroyed, or wrongfully taken certificate, a bona fide purchaser of the original certificate presents it for registration of transfer, the Corporation must register the transfer unless registration would result in over-issue. In addition to any rights on the indemnity bond, the Corporation may recover the new security from the person to whom it was issued or any person taking under him except a bona fide purchaser.

                  Section 5. Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company, either domestic or foreign, each of which shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate.

                                  ARTICLE VIII

                                    DIVIDENDS

                  Section 1. Declaration. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Amended and Restated Amended and Restated Certificate of Incorporation and in accordance with the laws of the State of Delaware.

                  Section 2. Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

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


                                   ARTICLE IX

                                WAIVER OF NOTICE

                   Whenever any notice is required to be given under the provisions of these By-Laws or under the provisions of the Amended and Restated Certificate of Incorporation or under the provisions of the General Corporation Laws of the State of Delaware, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                    ARTICLE X

                                   AMENDMENTS

                  Section 1. Power of Stockholders. These By-Laws may be repealed or amended, or new By-Laws may be adopted at an annual meeting or at any other meeting of the stockholders, called for the purpose by the Board of Directors, by a vote representing a majority of the shares entitled to vote, or by the written assent of such shareholders.

                  Section 2. Power of Directors. The Board of Directors by a majority vote thereof shall have the power to make, alter, amend or repeal the By-Laws of the Corporation at any regular or special meeting of the Board, or by the written assent of all of the directors. This power shall not be exercised by any committee of the Board of Directors.

                  Section 3. Record of Amendments. Whenever an amendment or new By-Law is adopted, it shall be copied in the books of By-Laws with the original By-Laws, in the appropriate place. If any By-Law is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed, shall be stated in said book.

                                   ARTICLE XI

                                      SEAL

                  The   Corporation   shall  adopt  and  use  a  corporate  seal
consisting of a circle setting forth on its circumference the name of the Corporation and showing the state and year of incorporation.

                                   ARTICLE XII

                                   FISCAL YEAR

                  The  fiscal  year  of  the  Corporation   shall  be  fixed  by
resolution of the Board of Directors.


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